UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

VERONA PHARMA PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VERONA PHARMA PLC
Registered office: One Central Square, Cardiff, CF10 1FS, U.K.
Incorporated in England and Wales with registered no. 5375156
TRANSACTION PROPOSED — YOUR VOTE IS VERY IMPORTANT
August 18, 2025
Dear Shareholder:
As previously announced, on July 8, 2025, Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (“Verona Pharma” or the “Company”), entered into a transaction agreement (the “Transaction Agreement”) with Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Merck” or “Parent”), and Vol Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Bidco”), pursuant to which the entire issued and to be issued share capital of Verona Pharma will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee (as defined below)) (the “Transaction”) by means of a court-sanctioned scheme of arrangement (the “Scheme of Arrangement”) under Part 26 of the Companies Act 2006.
We cordially invite registered holders of ordinary shares in the capital of Verona Pharma to attend two meetings of shareholders of Verona Pharma. The first meeting (the “Court Meeting”) will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:00 p.m. (U.K. Time). The second meeting (the “General Meeting” and, together with the Court Meeting, the “Shareholder Meetings”) will be held at the offices of Latham & Watkins (London) LLP, at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:15 p.m. (U.K. Time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).
At the Court Meeting, Verona shareholders (as defined in the accompanying proxy statement) will be asked to consider and vote on the Scheme of Arrangement.
At the General Meeting, Verona shareholders will be asked to consider and vote on (1) a proposal (i) authorizing the Board of Directors of Verona Pharma (the “Verona Board”) to take all actions necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) making certain amendments to the articles of association of Verona Pharma in order to facilitate the Transaction and (2) a non-binding advisory proposal to approve certain compensation arrangements for Verona Pharma’s named executive officers.
Transaction Overview
If the Transaction is completed, at the effective time of the Scheme of Arrangement (the “Effective Time”), all ordinary shares subject to the Scheme of Arrangement, nominal value £0.05 per share (each a “Verona ordinary share”), issued and outstanding as of the Effective Time will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares (as defined in the accompanying proxy statement) pursuant to the Scheme of Arrangement (the “DR Nominee”)), and the holders of such Verona ordinary shares as of the record time for the Scheme of Arrangement will, on the terms set out in the Scheme of Arrangement, have the right to receive, for each such share, $13.375 in cash, without interest and net of any applicable withholding taxes.
Because each American Depositary Share of Verona Pharma (“Verona ADS”) represents a beneficial ownership interest in eight (8) Verona ordinary shares, holders of Verona ADSs as of the Effective Time

i

will be entitled to receive eight (8) times the foregoing cash amount, or $107 in cash, without interest and net of any applicable withholding taxes, per Verona ADS.
YOUR VOTE IS IMPORTANT. It is important that holders of Verona ordinary shares vote at both of the Shareholder Meetings, and that holders of Verona ADSs provide voting instructions to Citibank, N.A., as depositary for the Verona ADSs (the “Depositary”), to vote at both of the Shareholder Meetings on their behalf.
Action to be taken by holders of Verona ordinary shares
If you are a holder of Verona ADSs, and are not otherwise a holder of Verona ordinary shares, please ignore this section and refer instead to the section captioned “Action to be taken by holders of Verona ADSs”.
Holders of Verona ordinary shares are encouraged to submit a form of proxy (by post, online or electronically through CREST) for each of the Court Meeting and the General Meeting as soon as possible, and in any event so as to be received by not later than 2:00 p.m. (U.K. Time) on September 22, 2025 in the case of the Court Meeting and 2:15 p.m. (U.K. Time) on September 22, 2025 in the case of the General Meeting by following the instructions set out in the notes to the Notice of Court Meeting and Notice of General Meeting beginning on page v and viii, respectively, and the section captioned “ACTION TO BE TAKEN — Verona ordinary shareholders” beginning on page 37 of the accompanying proxy statement.
Holders of Verona ordinary shares who hold their Verona ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Verona ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.
Contact for holders of Verona ordinary shares
If you have any questions about the accompanying proxy statement, the Court Meeting or the General Meeting, or are in any doubt as to how to complete the forms of proxy or to submit your proxies through CREST or via the electronic means, please contact Verona Pharma’s Registrar, Computershare, by calling the Shareholder Helpline on +44 (0)370 707 1083. Lines are open between 8:30 a.m. and 5:30 p.m. (U.K. Time) Monday to Friday (except public holidays in England and Wales). Please use the country code when calling from outside the U.K. Calls from outside the U.K. will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Calls may be monitored or recorded. Please note that Computershare cannot provide advice on the merits of the Transaction or the Scheme of Arrangement or give any financial, legal or tax advice.
Action to be taken by holders of Verona ADSs
If you hold Verona ADSs, and are not otherwise a holder of Verona ordinary shares, you will not be able to attend the Shareholder Meetings or submit a form of proxy. In order to exercise your vote as a holder of an interest in Verona ordinary shares represented by Verona ADSs, you or your bank, broker, trust company or nominee must be registered as a holder of Verona ADSs in the ADS register maintained by the Depositary as of 5:00 p.m. (Eastern Time) on August 11, 2025 (the “Verona ADS Voting Record Time”). Please refer to the further guidance set out in the section captioned “ACTION TO BE TAKEN — Verona ADS Holders” beginning on page 38 of the accompanying proxy statement.
If you hold Verona ADSs directly (i.e. by having Verona ADSs registered in your name on the Verona ADS register maintained by the Depositary) as of the Verona ADS Voting Record Time, you will be sent Shareholder Meetings documentation, including the ADS voting instruction cards, and will have the right to instruct the Depositary how to vote the Verona ordinary shares underlying your Verona ADSs with respect to the resolutions to be proposed at the Shareholder Meetings, subject to and in accordance with the terms of the deposit agreement dated as of May 2, 2017, by and among the Company, the Depositary and all holders and beneficial owners of Verona ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time (the “Deposit Agreement”). If you hold Verona ADSs through a bank, broker, trust company or nominee as of the Verona ADS Voting Record Time, the Shareholder Meetings documentation, including the ADS voting instruction cards, will be sent to your bank, broker, trust company or nominee, who should forward the materials to you. Please reach out to your bank, broker, trust company or nominee to provide your voting instructions.
Please note that voting instructions should be submitted by Verona ADS holders as soon as possible and in any event must be received by Citibank, N.A. no later than 10:00 a.m. (Eastern Time) on September 17, 2025.
Contact for holders of Verona ADSs
If you have queries about how you can deliver voting instructions, please contact Citibank, N.A. — ADR Shareholder Services at +1-877-248-4237 (toll free within the United States) or +1-781-575-4555 (for international callers) or by email: citibank@shareholders-online.com or at Citibank Shareholder Services, P.O. Box 43099, Providence, RI 02940-5000. Different charges may apply to calls from mobile telephones. Calls may be monitored or recorded. Please note that Citibank, N.A. cannot provide advice on the merits of the Transaction or the Scheme of Arrangement or give any financial, legal or tax advice.
Contact at Verona Pharma
If at any point you require guidance, please contact Verona Pharma General Counsel, on email: legal@veronapharma.com.
Recommendation of the Verona Board
The Verona Board considers the terms of the Transaction to be in the best interests of Verona Pharma and its shareholders taken as a whole. Accordingly, the Verona Board unanimously recommends that Verona shareholders vote:
“FOR” the approval of the Scheme of Arrangement at the Court Meeting; and
“FOR” the approval of both of the resolutions at the General Meeting.
The Verona Board made its determination after evaluating the Transaction in consultation with Verona Pharma’s management and legal and financial advisors, and after considering a number of factors.
In considering the recommendation of the Verona Board, you should be aware that directors and executive officers of Verona Pharma may have certain interests in the Transaction that may be different from, or in addition to, the interests of Verona shareholders generally. See the sections entitled “The General Meeting — Proposal 2 — Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” and “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” beginning on pages 41 and 64, respectively, of the accompanying proxy statement for further information regarding these interests.
We urge you to read the accompanying proxy statement, including any documents incorporated by reference therein and the Annexes thereto, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 24 of the accompanying proxy statement for risks relating to the Transaction and the combined company following the Transaction.
If you have any questions regarding the accompanying proxy statement, including any questions on how to vote:
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if you hold Verona ordinary shares, please contact Verona Pharma’s Registrar, Computershare, or Verona Pharma’s proxy solicitor, MacKenzie Partners, at the contact information below:

Computershare
Telephone (call charges apply): +44 (0)370 707 1083 between 8:30 a.m. – 5:30 p.m. (U.K. Time, Monday to Friday, excluding public holidays)
MacKenzie Partners
Email: proxy@mackenziepartners.com
Telephone (call charges apply): +1-212-929-5500, between 9:00 a.m. – 5:30 p.m. (Eastern Time, Monday to Friday, excluding public holidays)

•
if you hold Verona ADSs, please contact Verona Pharma’s proxy solicitor, MacKenzie Partners, at the contact information below:

MacKenzie Partners
Email: proxy@mackenziepartners.com
Telephone (call charges may apply): +1-800-322-2885, between 9:00 a.m. – 5:30 p.m. (Eastern Time, Monday to Friday, excluding public holidays)
On behalf of the Verona Board, thank you for your consideration and continued support.
Yours faithfully,
/s/ David Ebsworth

David Ebsworth, Ph.D.
Chair
The accompanying proxy statement is dated August 18, 2025 and is first being mailed or otherwise delivered to Verona shareholders on or about August 18, 2025.

THIS NOTICE APPLIES TO SCHEME SHAREHOLDERS. ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY THE DEPOSITARY TO THEM WITH THE PROXY STATEMENT.
NOTICE OF COURT MEETING OF SCHEME SHAREHOLDERS
IN THE HIGH COURT OF JUSTICE CR-2025-004752
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
IN THE MATTER OF VERONA PHARMA PLC
- and -
IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that, by an order dated August 13, 2025, made in the above matters, the High Court of Justice of England and Wales (the “Court”) has given permission for a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares as at the Voting Record Time (each such term having the meaning given to it in the Scheme, as defined below and such holders, “Scheme Shareholders”) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the Companies Act 2006 (the “Companies Act”) between Verona Pharma plc (“Verona Pharma”) and the holders of the Scheme Shares (the “Scheme” or the “Scheme of Arrangement”) and that the Court Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025, at 2:00 p.m. (U.K. Time).
A copy of the Scheme and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the accompanying proxy statement.
Unless the context requires otherwise, any term used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.
Voting on the resolution to approve the Scheme will be by poll, which shall be conducted as the Chair of the Court Meeting may determine.
Holders of Scheme Shares may vote in person at the Court Meeting or they may appoint another person, whether a member of the Company or not, as their proxy to attend, speak and vote in their stead at the Court Meeting. A holder of Scheme Shares may appoint more than one proxy in relation to the Court Meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that holder. A BLUE Form of Proxy for use at the Court Meeting is enclosed with this Notice of Court Meeting. Holders of Scheme Shares held through CREST may also appoint a proxy or proxies using CREST by following the instructions set out beginning on page 37 of the accompanying proxy statement. Completion and return of a BLUE Form of Proxy, or the appointment of proxies through CREST, electronically via www.investorcentre.co.uk/eproxy or the Proxymity platform (for institutional investors only), will not preclude a holder of Scheme Shares from attending and voting in person at the Court Meeting, or any adjournment thereof. If a holder of Scheme Shares attends and votes in person, any previously delivered proxy of such holder will be revoked.
It is requested that BLUE Forms of Proxy (together with any power of attorney or other authority under which they are signed) be returned to Verona Pharma’s Registrar, Computershare, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY by post, courier or hand (or in accordance with the instructions printed

v

on the BLUE Form of Proxy enclosed with this Notice of Court Meeting) so as to be received by Computershare not later than 2:00 p.m. (U.K. Time) on September 22, 2025, or, if the Court Meeting is adjourned, not less than 48 hours before the time of such adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom) but, if BLUE Forms of Proxy are not so returned, they may be presented in person to Verona Pharma’s Registrar, Computershare, or to the Chair of the Court Meeting at any time before the commencement of the Court Meeting (or any adjournment thereof).
As an alternative to appointing a proxy, any Scheme Shareholder that is a corporation may appoint one or more corporate representatives who may exercise on its behalf all of its powers as a member, provided that no more than one corporate representative exercises power over the same share. Only one corporate representative is to be counted in determining whether under section 899(1) of the Companies Act a majority in number of the Scheme Shareholders approved the Scheme. The Chair of the Court Meeting may require a corporate representative to produce to Computershare their written authority to attend and vote at the Court Meeting at any time before the start of the Court Meeting. The representative shall not be entitled to exercise the powers conferred on them by the Scheme Shareholder until any such demand has been satisfied.
In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the relevant joint holding (the first being the most senior).
If you are an institutional investor, forms of proxy may alternatively be submitted electronically via the Proxymity platform by visiting www.proxymity.io. In order to be considered valid, your proxy must be lodged by 2:00 p.m. (U.K. Time) on September 22, 2025, or if the Court Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom).
Entitlement to attend and vote at the Court Meeting and the number of votes that may be cast thereat will be determined by reference to the register of members of the Company at 6:30 p.m. (U.K. Time) on September 22, 2025 or, if the Court Meeting is adjourned, 6:30 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting. In each case, changes to the register of members of the Company after such time shall be disregarded for these purposes.
By the said Order, the Court has appointed David Ebsworth, or failing him, any director of the Company to act as Chair of the Court Meeting and has directed the Chair to report the result of the Court Meeting to the Court.
The Scheme of Arrangement will be subject to the subsequent sanction of the Court.
YOUR VOTE IS IMPORTANT
Your vote at the Court Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the Court Meeting as soon as possible.
Dated August 18, 2025
Latham & Watkins (London) LLP
99 Bishopsgate
London EC2M 3XF
Solicitors for the Company
Notes:
1.   Any person to whom this notice is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the member by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the Court Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.
2.   The statement of rights of Scheme Shareholders in relation to the appointment of proxies described in this Notice of Court Meeting does not apply to Nominated Persons. Such rights can only be exercised by Scheme Shareholders.

THIS NOTICE APPLIES TO ORDINARY SHAREHOLDERS ONLY.
ADS HOLDERS SHOULD REFER TO THE SEPARATE NOTICE SENT BY THE DEPOSITARY TO
THEM WITH THE PROXY STATEMENT.
VERONA PHARMA PLC
Registered office: One Central Square, Cardiff, CF10 1FS, U.K.
Incorporated in England and Wales with registered no. 5375156
NOTICE OF GENERAL MEETING OF VERONA PHARMA PLC
NOTICE is hereby given that a general meeting (the “General Meeting”) of Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (“Verona Pharma” or the “Company”), will be held on September 24, 2025, at 2:15 p.m. (U.K. Time) (or as soon thereafter as the Court Meeting (as defined in the Scheme of Arrangement that is included in the accompanying proxy statement) is concluded or adjourned) at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom for the purpose of considering and, if thought fit, passing the following resolutions, one of which is a special resolution and one of which is an ordinary resolution.
Unless the context requires otherwise, any terms used but not defined in this notice shall have the meaning given to such term in the accompanying proxy statement.
Special resolution
Amendment of the Articles of Association and General Authorization to Carry Scheme into Effect
(1)   THAT, for the purpose of giving effect to the scheme of arrangement dated August 18, 2025 between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith (the “Scheme”):
(A)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 44:

“44
Scheme of Arrangement

44.1
In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares dated August 18, 2025 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

44.2
Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues any shares (other than to any member of the Bidco Group or a nominee of any such person (each such person, a “Buyer Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

44.3
Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Buyer Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to the Buyer (or to such other person as may be nominated by the Buyer) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Buyer (or such other person as has been nominated by the Buyer) shall pay or procure the payment to the New Member of the same Consideration that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

44.4
If, after the Effective Time, the Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Consideration due to a New Member for each Post-Scheme Share pursuant to Article 44.3 above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide the Buyer and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

44.5
To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or such other person as the Buyer may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Buyer (or such other person as the Buyer may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Buyer may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Buyer, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

44.6
The Company may give good receipt for the Consideration for the Post-Scheme Shares and may register the Buyer (or such other person as the Buyer may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

44.7
The Buyer shall settle (or procure the settlement of) the Consideration within 14 days of the transfer of the Post-Scheme Shares by the New Member to the Buyer (or to such other person as the Buyer may nominate).

44.8
Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Buyer Company or a nominee of a Buyer Company pursuant to the Scheme).

44.9
If the Scheme has not become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall be of no effect.”

Ordinary resolution
Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements
(2)   THAT, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.
YOUR VOTE IS IMPORTANT
Your vote at the General Meeting is very important. You are strongly encouraged to submit proxy appointments and instructions for the General Meeting as soon as possible.
By Order of the Board
Ben Harber
Company Secretary
Registered Office:
One, Central Square, Cardiff, CF10 1FS, United Kingdom
Verona Pharma plc
Registered in England and Wales No. 05375156
Notes:
The following notes explain your general rights as a Verona ordinary shareholder and your right to attend and vote at the General Meeting or to appoint someone else to vote on your behalf. For the avoidance of doubt, references in these notes to “Verona ordinary shareholders” are to holders of Verona ordinary shares only, not holders of Verona ADSs.
1.   In order for the special resolution above to be passed, it must be approved by not less than 75 percent of the votes cast by those present and voting, either in person or by proxy. In order for the ordinary resolution above to be passed, it must be approved by a majority of the votes cast by those present and voting, either in person or by proxy.
2.   Verona ordinary shareholders are entitled to appoint a proxy to exercise any of their rights to attend and to speak and vote on their behalf at the General Meeting. A proxy need not be a member of the Company. A Verona ordinary shareholder may appoint more than one proxy in relation to the General Meeting provided that each proxy is entitled to exercise the rights attached to a different share or shares held by that shareholder.
3.   A WHITE Form of Proxy is enclosed for use at this General Meeting. To be valid, completed forms of proxy or other instrument appointing a proxy and any power of attorney or other authority, if any, under which it is signed or a notarially certified or office copy of such power or authority must be received at the offices of the Verona Pharma’s Registrar, Computershare, The Pavilions, Bridgwater Road, Bristol BS99 6ZY not later than 2:15 p.m. (U.K. Time) on September 22, 2025, or if the General Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). As an alternative, Verona shareholders can appoint proxies electronically via www.investorcentre.co.uk/eproxy, as set out beginning on page 37 of the accompanying proxy statement. Verona shareholders with Verona ordinary shares held through CREST may also appoint a proxy or proxies using CREST by following the instructions set out below.

x

4.   The return of a completed Form of Proxy, other such instrument or any CREST Proxy Instruction will not prevent a holder of Verona ordinary shares from attending and voting in person at the General Meeting (or any adjournment thereof) if he/she wishes to do so. Verona ordinary shareholders must inform the Company’s Registrar, Computershare, in writing of any termination of the authority of a proxy.
5.   Any person to whom this Notice of General Meeting is sent who is nominated under section 146 of the Companies Act to enjoy information rights (a “Nominated Person”) may, under an agreement between him/her and the Verona ordinary shareholder by whom he/she was nominated have a right to be appointed (or to have someone else appointed) as a proxy for the General Meeting. If a Nominated Person has no such proxy appointment right or does not wish to exercise it, he/she may, under any such agreement, have a right to give instructions to the member as to the exercise of voting rights.
6.   The statement of rights of Verona ordinary shareholders in relation to the appointment of proxies described in these notes does not apply to Nominated Persons. Such rights can only be exercised by Verona ordinary shareholders.
7.   Verona ordinary shareholders who hold shares through CREST and who wish to appoint a proxy or proxies for the General Meeting or any adjournment(s) by using the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (available at https://my.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a voting service provider(s), should refer to their CREST sponsor or voting service providers, who will be able to take the appropriate action on their behalf.
8.   In order for a proxy appointment or instruction made by means of CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by Computershare (ID 3RA50) not later than 2:15 p.m. (U.K. Time) on September 22, 2025, or if the meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Computershare is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.
9.   Verona ordinary shareholders who hold shares through CREST (and, where applicable, their CREST sponsors or voting service providers) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the Verona ordinary shareholders, who hold shares through CREST, to take (or, if the CREST shareholder is a CREST personal shareholder or sponsored shareholder or has appointed a voting service provider, to procure that their CREST sponsor or voting service provider takes) such action as will be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST shareholders (and, where applicable, their CREST sponsors or voting service providers) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
10.   The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.
11.   If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by the Company’s Registrar, Computershare. For further information regarding Proxymity, please go to www.proxymity.io. In order to be considered valid, your proxy must be lodged by 2:15 p.m. (U.K. Time) on September 22, 2025, or if the General Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom). Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.

12.   At the General Meeting voting on the resolution will be by poll rather than a show of hands. A ‘Vote withheld’ option is provided on the WHITE Form of Proxy accompanying this Notice of General Meeting, the purpose of which is to enable Verona ordinary shareholders to abstain from voting on the resolutions. It should be noted that a vote withheld is not a vote in law and will not be counted in the calculation of the proportion of votes ‘For’ and ‘Against’ the relevant resolution.
13.   As at August 14, 2025, being the latest practicable date prior to this notice of General Meeting, the Company’s issued share capital consisted of 703,189,462 ordinary shares, all carrying one vote each. Therefore, the total number of voting rights in the Company as at such latest practicable date is 703,189,462. No ordinary shares are held in treasury.
14.   Only those Verona ordinary shareholders registered in the Company’s register of members as at 6:30 p.m. (U.K. Time) on September 22, 2025 or, if the General Meeting is adjourned, 6:30 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the date of such adjourned meeting shall be entitled to attend and vote at this General Meeting.
15.   Any Verona ordinary shareholder attending the General Meeting in person or by proxy has the right to ask questions. Verona ordinary shareholders may also send any questions about the business of the General Meeting to the Company Secretary in advance of the meeting by email to benh@woodhamcorpservices.com. Emails must be received no less than 48 hours before the start of the General Meeting (or any adjournment thereof) and excluding any part of such 48 hour period falling on a non-working day in the United Kingdom.
16.   Any corporation which is a Verona ordinary shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers as a Verona ordinary shareholder, provided that they do not do so in relation to the same shares.
17.   In the case of joint holders of ordinary shares the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the other joint holder(s) and for this purpose seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the relevant joint holding.
18.   Verona ordinary shareholders may not use any electronic address provided in either this Notice of General Meeting or any related documents (including the enclosed Form of Proxy) to communicate with the Company for any purposes other than those expressly stated.
19.   If you have sold or otherwise transferred all of your Verona ordinary shares, please forward this proxy statement, but not the accompanying Form of Proxy, as soon as possible to the purchaser or transferee or to the person who arranged the sale or transfer so they can pass these documents to the person who now holds the shares. However, such documents should not be forwarded or transmitted in or into any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction.
20.   A copy of the proxy statement accompanying this Notice of General Meeting is available on Verona Pharma’s website at https://www.veronapharma.com/investors/.
21.   Copies of the Company’s Articles of Association as proposed to be amended by the special resolution are available for inspection at Verona Pharma’s website and also available for inspection at the registered office of Verona Pharma being One, Central Square, Cardiff, CF10 1FS, United Kingdom during usual business hours on each working day in the United Kingdom up to and including the Effective Date or the date the Scheme lapses or is withdrawn, whichever is earlier.

REFERENCES TO ADDITIONAL INFORMATION
This proxy statement incorporates important business and financial information about Verona Pharma from other documents that Verona Pharma has filed with the SEC, and that are contained in or incorporated by reference into this proxy statement. For a list of documents incorporated by reference into this proxy statement, please see the section entitled “Where You Can Find More Information”. This information is available through the SEC’s website at www.sec.gov.
You may request copies of this proxy statement and any of the documents incorporated by reference into this proxy statement, without charge, by directing a request to Verona Pharma’s General Counsel by email at legal@veronapharma.com or by telephone at +44 203 283 4200 or:
•
if you hold Verona ordinary shares, by contacting Verona Pharma’s proxy solicitor, MacKenzie Partners, by telephone at +1-212-929-5500 or by email at proxy@mackenziepartners.com or Verona Pharma’s Registrar, Computershare, by telephone between 8:30 a.m. and 5:30 p.m. (U.K. Time), Monday to Friday (excluding public holidays) at +44 (0)370 707 1083; and

•
if you hold Verona ADSs, by contacting Verona Pharma’s proxy solicitor, MacKenzie Partners, by telephone, toll-free between 9:00 a.m. and 5:30 p.m. (Eastern Time), Monday to Friday, (excluding public holidays) at +1-800-322-2885 or by email at proxy@mackenziepartners.com.

In order for you to receive timely delivery of the documents in advance of the Shareholder Meetings to be held on September 24, 2025, you must request the information no later than five Business Days prior to the date of the Shareholder Meetings, being September 17, 2025.
ABOUT THIS PROXY STATEMENT
This document constitutes a proxy statement of Verona Pharma under Section 14(a) of the Securities Exchange Act of 1934, as amended. It also constitutes a notice of meeting with respect to the Court Meeting and the General Meeting and contains an explanatory statement in respect of the Scheme of Arrangement (as required by section 897 of the Companies Act 2006).
Merck has supplied all information contained or incorporated by reference into this proxy statement relating to Merck and Bidco, and Verona Pharma has supplied all such information relating to Verona Pharma.
Verona Pharma has not authorized anyone to provide you with information that is different from that contained in or incorporated by reference into this proxy statement, and Verona Pharma takes no responsibility for, and can provide no assurance as to the reliability of, any information others may give you. This proxy statement is dated August 18, 2025, and you should not assume that the information contained in this proxy statement is accurate as of any date other than such date. Further, you should not assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of the incorporated document. The mailing of this proxy statement to Verona shareholders will not create any implication to the contrary.
This proxy statement is first being mailed or otherwise delivered to Verona shareholders on or about August 18, 2025.

CERTAIN DEFINITIONS
Unless otherwise indicated or as the context otherwise requires, all references in this proxy statement to:
•
“ADS Cancellation and Distribution Fees” means:

(i)
a cancellation fee of up to $5.00 per 100 Verona ADSs (or fraction thereof) surrendered; and

(ii)
a distribution fee of up to $5.00 per 100 Verona ADSs (or fraction thereof) held for the distribution of cash,

in each case payable by the Verona ADS holders to the Depositary in accordance with the terms of the Deposit Agreement in connection with the Transaction and to be borne by Merck pursuant to the Transaction Agreement.
•
“ADS Consideration” means an amount per ADS equal to $107 in cash, without interest and net of any applicable withholding taxes.

•
“Bidco” means Vol Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of Merck.

•
“Bidco Group” means Merck, Bidco and any direct or indirect subsidiaries of Merck from time to time.

•
“Business Days” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, or London, England are authorized or required by applicable law to close.

•
“Centerview” means Centerview Partners LLC, financial advisor to Verona Pharma.

•
“closing” means the closing of the Transaction.

•
“closing date” means the date on which the closing actually occurs.

•
“Code” means the U.S. Internal Revenue Code of 1986, as amended.

•
“Companies Act” means the Companies Act 2006.

•
“Company Credit Agreement” means that certain Credit Agreement and Guaranty, dated as of May 9, 2024, by and among the Company and its Subsidiaries, Oaktree Fund Administration, LLC and the lenders from time to time party thereto, and related Loan Documents, including the (a) Security Agreement, dated as of May 9, 2024, by and among the Company and its Subsidiaries and Oaktree Fund Administration, LLC, (b) Debenture, dated as of May 9, 2024, by and among the Company and Oaktree Fund Administration, LLC, (c) Patent Security Agreement, dated as of May 9, 2024, by and between the Company and Oaktree Fund Administration, LLC and (d) Trademark Security Agreement, dated as of May 9, 2024, by and between the Company and Oaktree Fund Administration, LLC.

•
“Computershare” means Computershare Investor Services PLC, the Registrar to Verona Pharma.

•
“consideration” means an amount per Scheme Share equal to $13.375 in cash, without interest and net of any applicable withholding taxes.

•
“Court” means the High Court of Justice of England and Wales.

•
“Court Meeting” means the meeting of the Scheme Shareholders convened with the permission of the Court for the purpose of considering and, if thought fit, approving the Scheme Proposal.

•
“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

•
“Court Sanction Hearing” means the Court hearing at which the Court will decide whether to sanction the Scheme of Arrangement.

•
“CREST Manual” means the CREST Manual published by Euroclear as amended from time to time.

•
“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement.

•
“Deposit Agreement” means the deposit agreement dated as of May 2, 2017, by and among the Company, the Depositary and all holders and beneficial owners of the Verona ADSs issued thereunder, as such agreement may be amended, modified or supplemented from time to time.

•
“Depositary” means Citibank, N.A. as depositary under the Deposit Agreement.

•
“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary, its Custodian, or other nominee under the Deposit Agreement holding those Scheme Shares for, or on behalf of, the Depositary or the Custodian in accordance with the Deposit Agreement.

•
“Depositary Shareholder” means the Scheme Shareholder which is the holder (as shown in the register of members of the Company) of the Depositary Shares.

•
“DR Nominee” has the meaning set forth in the Scheme of Arrangement (being a company falling within section 67(6) and section 93(3) of the UK Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Verona ordinary shares underlying the Verona ADSs, being the Depositary Shares, pursuant to the Scheme of Arrangement).

•
“DTC” means The Depository Trust Company.

•
“Eastern Time” means the standard time in New York, New York of the United States.

•
“Effective Date” means the date on which the Scheme of Arrangement becomes effective.

•
“Effective Time” means the time at which the Scheme of Arrangement becomes effective (being the time that the Court Order is delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act).

•
“Euroclear” means Euroclear UK & International Limited incorporated in England and Wales with registered number 02878738.

•
“Exchange Act” means the Securities Exchange Act of 1934, as amended.

•
“Excluded Shares” means, except as otherwise defined in this proxy statement:

(i)
any Verona ordinary shares that are registered in the name of or beneficially owned by Bidco or by any member of the Bidco Group or by any of their respective nominees; and

(ii)
any Verona ordinary shares held in treasury.

•
“General Meeting” means the general meeting of the Verona ordinary shareholders to be held for the purpose of considering and, if thought fit, passing the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•
“gone away” means a holder of Verona ordinary shares who: (a) the Company or its Registrar has been notified is deceased and in respect of whom an appropriate grant of probate and updated registered address have been requested but not provided to the Company’s Registrar; or (b) is registered with an address from which communications are consistently returned to the Company or its Registrar by post.

•
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

•
“Merck” means Merck Sharp & Dohme LLC, a New Jersey limited liability company.

•
“Nasdaq” means the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable.

•
“Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements” means the proposal at the General Meeting to approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to Verona Pharma’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 70 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable.

•
“Proposals” means the Scheme Proposal, the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

•
“Remnant Shares” means the Scheme Shares excluding the Depositary Shares.

•
“required Verona shareholder approvals” means the Scheme Proposal and the Scheme Implementation Proposal.

•
“Scheme Implementation Proposal” means at the General Meeting the proposal to (i) authorize the Verona Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Verona Pharma Articles in order to facilitate the Transaction, including provisions to ensure that any Verona ordinary shares that are issued or transferred at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by Bidco (or such other person nominated by Bidco) on the same terms as under the Scheme of Arrangement.

•
“Scheme of Arrangement” or “Scheme” means the court-sanctioned scheme of arrangement to effect the Transaction under Part 26 of the Companies Act, as set out in the section entitled “The Scheme of Arrangement”.

•
“Scheme Proposal” means the proposal at the Court Meeting to approve the Scheme of Arrangement.

•
“Scheme Record Time” has the meaning set forth in the Scheme of Arrangement, being 6:00 p.m. (U.K. Time) on the Business Day immediately prior to the Effective Date.

•
“Scheme Shareholder” means a holder of one or more Scheme Shares.

•
“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being the Verona ordinary shares:

(i)
in issue at the date of this proxy statement;

(ii)
(if any) issued after the date of this proxy statement and prior to the Voting Record Time; and

(iii)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares.
•
“SEC” means the U.S. Securities and Exchange Commission.

•
“Securities Act” means the Securities Act of 1933, as amended.

•
“Shareholder Meetings” means the Court Meeting and the General Meeting.

•
“Supporting Shareholders” mean the directors and certain executive officers of Verona Pharma who are listed on Schedule A of the Voting Agreement.

•
“Transaction” means the transfer of the entire issued and to be issued share capital of Verona Pharma to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee) pursuant to the Transaction Agreement and the Scheme of Arrangement.

•
“Transaction Agreement” means the transaction agreement, dated as of July 8, 2025, by and among Verona Pharma, Merck and Bidco, as it may be amended from time to time.

•
“transaction consideration” means the consideration, when used in relation to holders of Scheme Shares, or the ADS Consideration, when used in relation to holders of Verona ADSs.

•
“U.K. Time” means the time in London, England.

•
“Verona ADS holder” means a registered holder and/or beneficial owner of Verona ADSs as the context requires.

•
“Verona ADS Register” means the register of Verona ADSs and registered holders of Verona ADSs maintained by or on behalf of the Depositary.

•
“Verona ADSs” means American Depositary Shares representing, as of the date of this proxy statement, a beneficial ownership interest in 8 Verona ordinary shares on deposit with the Depositary (or a custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

•
“Verona ADS Voting Record Time” means 5:00 p.m. (Eastern Time) on August 11, 2025.

•
“Verona Board” means the Board of Directors of Verona Pharma.

•
“Verona Board recommendation” means the recommendation by the Verona Board that Verona shareholders vote in favor of the Scheme Proposal at the Court Meeting and the Scheme Implementation Proposal at the General Meeting.

•
“Verona Pharma” or “Company” means Verona Pharma plc, a public limited company incorporated in England and Wales with register number 05375156.

•
“Verona Pharma Articles” means the articles of association of Verona Pharma.

•
“Verona ordinary shares” means ordinary shares, nominal value £0.05 per share, of Verona Pharma (which, for the avoidance of doubt, shall include ordinary shares held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement).

•
“Verona ordinary shareholders” means a registered holder of Verona ordinary shares.

•
“Verona shareholders” means Verona ordinary shareholders and/or Verona ADS holders as the context permits.

•
“Voting Agreement” means that certain voting and support agreement, dated as of July 8, 2025, entered into by and among Verona Pharma, Merck and the Supporting Shareholders in connection with the Transaction, as it may be amended from time to time.

•
“Voting Record Time” means 6:30 p.m. (U.K. Time) on September 22, 2025 or, if the Court Meeting and/or General Meeting is adjourned, 6:30 p.m. (U.K. Time) on the date which is two days (excluding non-working days in the United Kingdom) before the date fixed for the adjourned meeting(s).

•
“$”, “US dollars” and “USD” are references to United States dollars.

•
“£”, “British pounds” and “GBP” are references to the lawful currency of the United Kingdom.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS
All dates and times are based on Verona Pharma’s current expectations and are subject to change. If any of the dates or times in this expected timetable change, Verona Pharma will publicly announce the changes.
Event	Time and/or Date(1)
Verona ADS Voting Record Time	5:00 p.m. (Eastern Time) on August 11, 2025
Publication of this proxy statement	August 18, 2025
Latest time for receipt by the Depositary of Verona ADS voting instructions for Court Meeting and General Meeting	10:00 a.m. (Eastern Time) on September 17, 2025
Latest time for receipt by Verona Pharma’s Registrar of forms of proxy for Court Meeting (BLUE Form of Proxy)	2:00 p.m. (U.K. Time) on September 22, 2025(2)
Latest time for receipt by Verona Pharma’s Registrar of forms of proxy for General Meeting (WHITE Form of Proxy)	2:15 p.m. (U.K. Time) on September 22, 2025(3)
Voting Record Time	6:30 p.m. (U.K. Time) on September 22, 2025(4)
Court Meeting	2:00 p.m. (U.K. Time) on September 24, 2025
General Meeting	2:15 p.m. (U.K. Time) on September 24, 2025(5)
The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement and the Transaction are satisfied or, if capable of waiver, waived. Verona Pharma will give adequate notice of all of these dates and times, when known, by public announcement. Further updates and changes to these times will be notified in the same way. See also note (1).
Court Sanction Hearing	D
Last day for dealings in ADSs on Nasdaq by investors	D+1 Business Day
Scheme Record Time	6:00 p.m. (U.K. Time) on D+1 Business Day
Entitlements to Scheme Shares held within CREST are disabled	as from the Scheme Record Time
Formal suspension by Nasdaq of dealings in ADSs	D+2 Business Days
Effective date of the Scheme of Arrangement	D+2 Business Days
Last day for settlement of trades of Verona ADSs on Nasdaq	D+2 Business Days(6)
Latest date for payment of consideration in respect of Depositary Shares	at or as promptly as practicable following the Effective Time, and in any event no later than the Business Day following the Effective Time
Latest date for dispatch of cheques and crediting of CREST accounts for the consideration in respect of Remnant Shares	at or as promptly as practicable following the Effective Time, and in any event not later than 5 Business Days following the Effective Time

(1)
The dates and times given are indicative only and are based on current expectations and are subject to change (including as a result of changes to the regulatory timetable).

(2)
It is requested that the BLUE Form of Proxy for the Court Meeting be received by 2:00 p.m. (U.K. Time) on September 22, 2025, or, if the Court Meeting is adjourned, 48 hours prior to the time fixed for the adjourned Court Meeting (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom). If the BLUE Form of Proxy is not lodged by this time, BLUE Forms of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) may be handed to representatives of Computershare or the Chair of the Court Meeting before the start of the Court Meeting and will still be valid.
(3)
In order to be valid, the WHITE Form of Proxy for the General Meeting must be received by 2:15 p.m. (U.K. Time) on September 22, 2025 or, if the General Meeting is adjourned, 48-hours prior to the time fixed for the adjourned General Meeting (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom).

(4)
If either the Court Meeting or the General Meeting is adjourned, the Voting Record Time for the relevant adjourned meeting will be 6:30 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting.

(5)
To commence at 2:15 p.m. (U.K. Time) or as soon thereafter as the Court Meeting concludes or is adjourned.

(6)
Holders of Verona ADSs at this time will be entitled to the ADS Consideration in respect of each Verona ADS that they hold.

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION AND SHAREHOLDER MEETINGS
The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Transaction Agreement and the Shareholder Meetings. These questions and answers may not address all questions that may be important to you as a Verona shareholder. Please refer to the section entitled “Summary” and the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information”.
Q.
Why am I receiving this proxy statement?

A.
On July 8, 2025, Verona Pharma, Merck and Bidco entered into the Transaction Agreement, pursuant to which the entire issued and to be issued share capital of Verona Pharma will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee). The Transaction will be implemented by means of the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.

The Transaction is conditional on, among other things, holders of Verona ordinary shares approving the Scheme Proposal at the Court Meeting by the requisite majorities and the Scheme Implementation Proposal at the General Meeting. In order for the Transaction to proceed, it is therefore very important that you vote at both the Court Meeting and the General Meeting. As set out elsewhere in this proxy statement, the Verona Board unanimously recommends that you vote in favor of the resolutions at the Court Meeting and the General Meeting. Instructions on how to vote are set out beginning on page 37, in the case of holders of Verona ordinary shares, and 38, in the case of holders of Verona ADSs, of this proxy statement.
We have included in this proxy statement important information about the Transaction, the Transaction Agreement and Voting Agreement (copies of which are included as Annex A and Annex B to this proxy statement, respectively) and the Shareholder Meetings. You should read this information carefully and in its entirety. The enclosed forms of proxy (for registered holders of Verona ordinary shares) and voting instruction card (for registered holders of Verona ADSs) will allow Verona shareholders to vote at the Shareholder Meetings without attending.
After completion of the Transaction, Verona Pharma will be an indirect wholly owned subsidiary of Merck, the Verona ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Verona Pharma will no longer be required to file periodic reports with the SEC.
Q.
What is the Scheme of Arrangement?

A.
A “scheme of arrangement” is a court-sanctioned arrangement between an English company (such as Verona Pharma) and its shareholders under Part 26 of the Companies Act, which can be used as a transaction structure to effect an acquisition, takeover or other business combination. A scheme of arrangement enables a buyer to acquire the entire issued share capital of a target company if the scheme of arrangement has been approved by the requisite majorities of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

The Transaction will be completed by means of the Scheme of Arrangement, a copy of which is included in this proxy statement, which will enable the entire issued and to be issued share capital of Verona Pharma to be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee) in accordance with the terms of the Scheme of Arrangement. In order to be effected, the Scheme of Arrangement requires the approval of the requisite majorities of Verona shareholders and the sanction of the Scheme of Arrangement by the Court. The Scheme of Arrangement and the votes required by the Verona shareholders to approve the Scheme of Arrangement are further described under the section entitled “Scheme Proposal and the Court Meeting and the General Meeting — Explanatory Statement”.

Q.
What are “Scheme Shares”, “Scheme Shareholders” and the “Scheme Record Time”?

A.
Under the Scheme of Arrangement:

“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being the Verona ordinary shares:
•
in issue at the date of this proxy statement;

•
(if any) issued after the date of this proxy statement and prior to the Voting Record Time; and

•
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares.
Under the Scheme of Arrangement, “Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of members of the Company at the Scheme Record Time.
The “Scheme Record Time” has the meaning set forth in the Scheme of Arrangement, being 6:00 p.m. (U.K. Time) on the Business Day immediately prior to the Effective Date.
Accordingly, if you are a registered holder of Verona ordinary shares and do not sell your shares prior to the Scheme Record Time, your Verona ordinary shares will be Scheme Shares and you will be a Scheme Shareholder.
Q.
What will I receive if the Transaction is completed?

A.
If the Transaction is completed:

•
all Scheme Shares will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee);

•
holders of Scheme Shares as of the record time for the Scheme of Arrangement will have the right to receive $13.375 in cash (without interest and less any applicable withholding taxes) for each Scheme Share held by them at such time; and

•
accordingly, holders of Verona ADSs as of the effective time will have the right to receive, for each Verona ADS, an amount equal to $107 in cash (without interest and less any applicable withholding taxes), subject to and in accordance with the terms of the Deposit Agreement.

•
Merck will bear the ADS Cancellation and Distribution Fees in connection with the Transaction, and therefore such amounts will not be deducted by the Depositary from the ADS Consideration due to Verona ADS holders.

You will not have any rights with respect to your Verona ordinary shares and/or Verona ADSs after the completion of the Transaction other than the right to receive the applicable transaction consideration.
Q.
What will holders of Verona Pharma equity compensation awards receive if the Transaction is completed?

A.
Immediately prior to the Effective Time and unless otherwise agreed between Merck and the equity award holder, each outstanding and unvested Verona Pharma share option (each, a “Verona Pharma Option”) will become fully vested, and as of the Effective Time, each outstanding Verona Pharma Option that has an exercise price that is less than the ADS Consideration will be automatically converted into the right to receive an amount in cash equal to the product of (1) the aggregate number of Verona ADSs underlying such Verona Pharma Option and (2) the excess, if any, of (x) an amount equal to the ADS Consideration over (y) the exercise price of such Verona Pharma Option. As of the Effective Time and unless otherwise agreed between Merck and the equity award holder, each Verona Pharma Option that has an exercise price that is equal to or greater than the ADS Consideration will be automatically cancelled for no consideration.

At the Effective Time and unless otherwise agreed between Merck and the equity award holder, each Verona Pharma restricted share unit that has only been subject to time-based vesting conditions (each, a “Verona Pharma RSU”) that is outstanding will become fully vested as of immediately prior to the Effective Time, and as of the Effective Time, will be automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Verona ADSs underlying such Verona Pharma RSU and (B) the ADS Consideration.
At the Effective Time and unless otherwise agreed between Merck and the equity award holder, each Verona Pharma restricted share unit that is, or was, subject to performance-based vesting conditions (each, a “Verona Pharma PRSU” and together with each Verona Pharma Option and each Verona Pharma RSU, the “Verona Pharma Equity Awards”) that is outstanding and that had previously become earned or is eligible to be earned will be automatically converted into the right to receive an amount in cash equal to the product of (a) the number of earned and vested Verona ADSs underlying such Verona Pharma PRSU (with performance for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, calculated by assuming achievement of the applicable performance level at 100% or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by the Company of the actual performance through the end of such performance quarter, if greater than 100%) and (b) the ADS Consideration. The level of achievement of the portion of the Verona Pharma PRSUs that in the normal course may become vested if a performance level of at least 100% for each performance quarter during the 2025 calendar year and the performance level for the 2025 calendar year is at least 100% of the applicable goal (the “PRSU Stretch Portion”) will be determined based on a good faith estimate by the Company of the actual performance as of the closing date (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%)).
As of the Effective Time, each outstanding Verona Pharma PRSU that was eligible to be earned in a performance quarter that was completed prior to the Effective Time, but which was not earned, will be automatically cancelled for no consideration.
Q.
What are Verona shareholders being asked to consider and approve?

A.
Verona shareholders are being asked to consider and approve the following resolutions at the Shareholder Meetings:

Proposal	Description	Verona Board Recommendation	Approval required to complete the Transaction
Court Meeting
1. Scheme Proposal	To approve the Scheme of Arrangement.	FOR	Yes
General Meeting
2. Scheme Implementation Proposal	To (i) authorize the Verona Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Verona Pharma Articles in order to facilitate the Transaction, including provisions to ensure that any Verona ordinary shares that are issued or transferred at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by Bidco (or such other person nominated by Bidco) on the same terms as under the Scheme of Arrangement.	FOR	Yes

Proposal	Description	Verona Board Recommendation	Approval required to complete the Transaction
3. Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements	To approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to Verona Pharma’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers” beginning on page 70 of this proxy statement, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable.	FOR	No
The Transaction cannot be completed unless each of the Scheme Proposal and the Scheme Implementation Proposal is passed. Each copy of this proxy statement mailed to registered holders of Verona ordinary shares is accompanied by two forms of proxy with instructions for voting.
For registered holders of Verona ordinary shares, the BLUE Form of Proxy corresponds to the Court Meeting and the WHITE Form of Proxy corresponds to the General Meeting. The Depositary will mail to registered holders of Verona ADSs as of the Verona ADS Voting Record Time (i) a Depositary Notice of Court Meeting and General Meeting for Verona Pharma, (ii) a voting instruction card and (iii) this proxy statement. You are encouraged to submit a proxy (by post, online or electronically through CREST) or voting instructions for each of the Court Meeting and the General Meeting as soon as possible. If you hold Verona ordinary shares or Verona ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.
If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, including Scheme Shareholders who vote against the Scheme Proposal and the Scheme Implementation Proposal.
Q.
How does the Verona Board recommend that I vote at the Shareholder Meetings?

A.
The Verona Board unanimously recommends that Verona shareholders vote “FOR” the Scheme Proposal at the Court Meeting, “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See the section entitled “The Transaction — Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction”.

Q.
What are the Shareholder Meetings?

A.
Verona Pharma is holding two separate Verona shareholder meetings in connection with the Transaction:

Court Meeting:   In order for the Scheme of Arrangement to become effective, the Scheme of Arrangement must be approved by the requisite majorities of Verona shareholders. This approval is to be obtained at the Court Meeting, which is convened with the permission of the Court. The purpose of the Court Meeting is to allow the Court to ascertain whether Verona shareholders are in favor of the Scheme of Arrangement.
General Meeting:   In addition to the approval of the Scheme of Arrangement at the Court Meeting, certain additional resolutions regarding the Transaction are proposed to be approved at the General Meeting.

Q.
When and where are the Court Meeting and the General Meeting?

A.
The Court Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:00 p.m. (U.K. Time). The General Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:15 p.m. (U.K. Time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

A registered Verona ordinary shareholder entitled to attend and to speak and vote at the Court Meeting and the General Meeting may appoint a proxy pursuant to attend and to speak and vote in his/her place by following the instructions set out in the notes to the Notice of Court Meeting and the Notice of General Meeting set out in this proxy statement. A registered Verona ordinary shareholder may appoint more than one proxy in relation to each of the Court Meeting and the General Meeting, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that registered Verona ordinary shareholder. A proxy need not be a member of Verona Pharma. The appointment of a proxy will not preclude shareholders entitled to attend and vote at the meeting (or at any adjournment(s) thereof) from doing so in person if they wish.
Verona ordinary shareholders are strongly encouraged to appoint the Chair of the Shareholder Meetings as their proxy.
Q.
What is the Voting Record Time? What is the Verona ADS Voting Record Time?

A.
The holders of Verona ordinary shares that will be entitled to vote at the Shareholder Meetings are those listed in Verona Pharma’s register of members as of the Voting Record Time, which is 6:30 p.m. (U.K. Time) on September 22, 2025, or, if either Shareholder Meeting is adjourned, 6:30 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting.

The holders of Verona ADSs that will be entitled to provide voting instructions to the Depositary in respect of the Shareholder Meetings are those registered on the Verona ADS Register as of the Verona ADS Voting Record Time, which is 5:00 p.m. (Eastern Time) on August 11, 2025.
Q.
Who can attend and vote at the Court Meeting and General Meeting?

A.
If you are a “shareholder of record”:   Each holder of Verona ordinary shares who is entered in Verona Pharma register of members at the Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Court Meeting and the General Meeting, respectively.

If either meeting is adjourned, only those holders of Verona ordinary shares on the register of members at 6:30 p.m. (U.K. Time) on the date which is which is two days (excluding non-working days in the United Kingdom) prior to the date of the adjourned meeting will be entitled to attend and vote.
If you hold Verona ordinary shares via a broker, bank, trust company or other nominee:   If you hold your Verona ordinary shares through a broker, bank, trust company or other nominee, as a matter of English law your name will not be entered in Verona Pharma’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Court Meeting and the General Meeting. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.
If you are a beneficial holder but not the legal holder of Verona ordinary shares then, as a matter of English law, your name is not entered in Verona Pharma’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of Verona ordinary shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Verona ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to Verona Pharma’s Registrar, Computershare at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. Beneficial holders who wish to attend and vote directly at the Court Meeting or General Meeting should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Verona ordinary shares to permit processing to be completed by Computershare prior to the Voting Record Time.
If you are a Verona ADS holder of record:   Verona ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, Verona ADS holders on the Verona ADS Register as at the Verona ADS Voting Record Time will be eligible, subject to the terms and conditions of the Deposit Agreement, to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for Verona Pharma as well as a Verona ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The voting instructions should be completed as soon as possible and must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on September 17, 2025, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.
If you hold Verona ADSs via a broker, bank, trust company or other nominee:   Holders of Verona ADSs who hold their Verona ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Verona ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.
Q.
Can a Verona ADS holder attend and vote directly at the Court Meeting or General Meeting?

A.
If you are a Verona ADS holder and you wish to attend or vote directly (whether in person or by proxy) at the Court Meeting or the General Meeting, you must elect to become a shareholder of record by surrendering some or all of your Verona ADSs to the Depositary in exchange for the Verona ordinary shares represented by those Verona ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Verona ordinary shares prior to the Voting Record Time. Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Verona ADSs cancelled (or a fraction thereof), from each Verona ADS holder who cancels some or all of their Verona ADSs.

Verona ADS holders who take such steps (as described below) to cancel their Verona ADSs and become a Verona ordinary shareholder before the Voting Record Time will have the right to attend both of the Shareholder Meetings (in person or by proxy) and/or, if they are a Verona ordinary shareholder at the time of the Court Sanction Hearing, be represented by counsel to support or oppose the sanctioning of the Scheme at the Court Sanction Hearing.
If you are a Verona ADS holder of record:   If you are a registered holder of Verona ADSs, in order to surrender your Verona ADSs and withdraw the underlying Verona ordinary shares prior to the Voting Record Time, you are advised to present your Verona ADSs (and, to the extent that such Verona ADSs are certificated, the certificates evidencing such Verona ADSs) to the Depositary for cancellation as soon as possible (subject to the relevant Verona ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:
•
delivery instructions for the Verona ordinary shares represented by such Verona ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Verona ordinary shares); and

•
certain certifications with respect to, among other things, the beneficial ownership and/or voting of such Verona ADSs in a form provided by the Depositary.

If you hold your Verona ADSs via a broker, bank, trust company or other nominee:   If you hold Verona ADSs indirectly through a broker, bank, trust company or other nominee you should promptly contact your broker, bank, trust company or nominee to find out what actions are required to cancel the Verona ADSs. If this applies to you, we encourage you to consult your broker, bank, trust company or nominee as soon as possible.
Q.
What is the quorum requirement for the General Meeting?

A.
The presence at the General Meeting of two members present, in person or by proxy or corporate representative, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting is necessary to constitute a quorum.

Q.
What is the required vote for each Proposal?

A.
The Scheme Proposal must be approved by a simple majority in number of Verona ordinary shareholders present and voting, in person or by proxy, representing at least 75% in value of the Verona ordinary shares in respect of which a vote has been cast. This dual majority is intended to provide protection to both majority and minority shareholders of record of Verona Pharma.

If you are a Verona ADS holder, it is the underlying Verona ordinary shares voted by the Depositary at your direction which will be counted for the purposes of the above tests. While all of the Verona ordinary shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the Verona ordinary shares underlying your Verona ADSs, you will not yourself be counted towards the majority in number test. Accordingly, if you wish to be counted towards the majority in number test, you must elect to become a shareholder of record by surrendering at least one of your Verona ADSs to the Depositary in exchange for the Verona ordinary shares represented by those Verona ADSs, in accordance the terms and conditions of the Deposit Agreement, so as to become a registered holder of Verona ordinary shares prior to the Voting Record Time.
The Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Verona ordinary shareholders present and voting, either in person or by proxy.
The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by Verona ordinary shareholders present and voting, either in person or by proxy.
Q.
What happens if I sell my Verona ordinary shares or Verona ADSs before completion of the Transaction?

A.
If you are a holder of Verona ordinary shares, in order to receive the consideration for your Verona ordinary shares, you must hold your Verona ordinary shares at the Scheme Record Time. Consequently, if you transfer your Verona ordinary shares before the Scheme Record Time, you will have transferred your right to receive the consideration if the Transaction is completed.

The Voting Record Time and Verona ADS Voting Record Time, which determine the Verona ordinary shareholders entitled to vote at the Shareholder Meetings and Verona ADS holders entitled to provide voting instructions to the Depositary in accordance with the terms of the Deposit Agreement, respectively, are earlier than the Scheme Record Time. If you are a holder of Verona ordinary shares and you transfer your Verona ordinary shares after the Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Shareholder Meetings but will not have the right to receive the consideration under the Scheme of Arrangement.
If you are a Verona ADS holder, in order to receive the ADS Consideration for your Verona ADSs, you must not have sold your Verona ADSs prior to the Effective Time (including not having sold prior to the Effective Time in trades that will settle after the Effective Time). Consequently, if you transfer your Verona ADSs before the Effective Time, you will not be entitled to receive the ADS Consideration. Verona Pharma intends to instruct Nasdaq to halt trading of Verona ADSs before the open of trading on the closing date. Accordingly, because Verona Pharma expects that the last day of trading of the Verona ADSs on Nasdaq will be the trading day prior to the closing date, the persons entitled to the ADS Consideration will not be known until the closing date, which is the date that any trades made on the trading day prior to the closing date will settle. If, however, the last day of trading of the

Verona ADSs on Nasdaq is the closing date, the persons entitled to the ADS Consideration will not be known until the first trading day following the closing date, which is the date that any trades made on the closing date will settle.
Q.
Does my vote matter?

A.
Yes. It is important that eligible Verona ordinary shareholders vote at both of the Shareholder Meetings and that holders of Verona ADSs issue voting instructions to the Depositary to vote at both of the Shareholder Meetings on their behalf.

The Transaction cannot be completed unless the Scheme Proposal is approved at the Court Meeting and the Scheme Implementation Proposal is approved at the General Meeting.
Q.
What do I need to do now?

A.
If you are a “shareholder of record”:   If you hold Verona ordinary shares registered in your own name at the Voting Record Time, you are entitled to attend the Court Meeting and the General Meeting to vote either in person or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Shareholder Meetings as your proxy.

If you hold Verona ordinary shares via a broker, bank, trust company or other nominee:   If you hold Verona ordinary shares indirectly through a broker, bank, trust company or other nominee, you must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Verona ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.
If you are a beneficial holder but not the legal holder of Verona ordinary shares then, as a matter of English law, your name is not entered in Verona Pharma’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of Verona ordinary shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Verona ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to Verona Pharma’s Registrar, Computershare at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom. Beneficial holders who wish to attend and vote directly at the Court Meeting or General Meeting should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Verona ordinary shares to permit processing to be completed by Computershare prior to the Voting Record Time.
If either Shareholder Meeting is adjourned, only those holders of Verona ordinary shares on the register of members at 6:30 p.m. (U.K. Time) on the day which is two days (excluding non-working days in the United Kingdom) before the adjourned meeting will be entitled to attend and vote.
If you are a Verona ADS holder:   Verona ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, Verona ADS holders on the Verona ADS Register as at the Verona ADS Voting Record Time will be eligible, subject to the terms and conditions of the Deposit Agreement, to provide the Depositary with voting instructions for the Shareholder Meetings and will be sent a Depositary Notice of Court Meeting and General Meeting for Verona Pharma as well as a Verona ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The voting instructions should be completed as soon as possible and must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on September 17, 2025, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.
Holders of Verona ADSs who hold their Verona ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Verona ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.
The Depositary will collate all votes properly and timely submitted by holders of Verona ADSs and submit a vote on behalf of all such holders.
Q.
Why did I receive two forms of proxy as a holder of Verona ordinary shares?

A.
Each registered holder of Verona ordinary shares has been sent a BLUE Form of Proxy for use in respect of the Court Meeting and a WHITE Form of Proxy for use in respect of the General Meeting. If you have not received two forms of proxy, please contact Computershare using the details set out on page 12 of this proxy statement.

As an alternative to completing and returning the printed BLUE and WHITE Forms of Proxy, proxies may be appointed electronically by logging on to the website www.investorcentre.co.uk/eproxy and following the instructions and following the instructions therein, as further explained in the Notes to the Notices of the Shareholder Meetings.
If you hold Verona ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Shareholder Meetings (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual, and as further explained in the Notes to the Notices of the Shareholder Meetings.
Your vote is very important. You are encouraged to submit a proxy card (by post, online or electronically through CREST) for BOTH the Court Meeting and the General Meeting as soon as possible.
Q.
What happens if I do not vote or abstain from voting?

A.
Holders of Verona ordinary shares:   If you are the registered holder of Verona ordinary shares and do not vote and do not appoint another person as your proxy to attend and vote on your behalf, your Verona ordinary shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meetings or for calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.

If your Verona ordinary shares are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Verona ordinary shares, we expect that such shares will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.
There is a “WITHHELD” option to enable you to abstain on the Proposals at the General Meeting (but not the Court Meeting). A vote withheld will count towards the quorum at the General Meeting, however, because a vote withheld is not a vote in law, it will not be counted in the calculation of the proportion of votes “FOR” and “AGAINST” the Proposals at the General Meeting and therefore will have no effect on the outcome of the Proposals at the General Meeting.
Assuming a quorum is present at the General Meeting, failures to vote and withheld votes will have no effect on the outcome of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.
Holders of Verona ADSs:   Registered holders of Verona ADSs should instruct the Depositary how to vote the Verona ordinary shares underlying their Verona ADSs at the Shareholder Meetings using one of the methods specified in the ADS voting instruction cards, subject to and in accordance with the terms of the Deposit Agreement.
If the Depositary does not receive timely voting instructions from a Verona ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Verona Pharma to vote the Verona ordinary shares underlying such holder’s Verona ADSs unless, among other things, Verona Pharma instructs the Depositary that it does not wish for such a proxy to be given. Verona Pharma has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from Verona ADS holders for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from a Verona ADS holder on or before 10:00 a.m. (Eastern Time) on September 17, 2025, the Verona ordinary shares underlying such holder’s Verona ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.
If your Verona ADSs are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Verona ADSs, we expect that your Verona ADSs will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Shareholder Meetings.
A “broker non-vote” occurs when a broker, bank, trust company or other nominee returns a valid proxy but does not vote on a particular proposal because such broker, bank, trust company or other nominee does not have discretionary authority to vote on the matter and has not received specific voting instructions from the beneficial owner of such shares. Verona Pharma does not expect any broker non-votes at the Shareholder Meetings because the rules applicable to brokers, banks, trust companies and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas the Proposals are considered non-routine.
Q.
Can I change or revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A.
Yes. If you are a registered holder of Verona ordinary shares, you can do this in any of the three following ways:

(i)
by sending an email to benh@woodhamcorpservices.com, at any time before the Court Meeting (in respect of the BLUE Form of Proxy) or at least 48 hours (excluding any part of such 48 hour period falling on a non-working day in the United Kingdom) before the General Meeting (in respect of the WHITE Form of Proxy), stating that you would like to revoke your proxy;

(ii)
by completing, signing and dating another proxy card and returning it by mail in time to be received at least 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the Court Meeting and/or General Meeting, as applicable, or by submitting a later dated proxy online or electronically via CREST to be transmitted so as to be received by Verona Pharma’s Registrar not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the relevant Shareholder Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

(iii)
by attending and voting in person.

Please note, however, that only your last validly delivered or received proxy will count (regardless of its date or of the date of its execution).
If your Verona ordinary shares are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.
If you are a registered holder of Verona ADSs, you can revoke or change your previous voting instruction by delivering a revocation or modified voting instruction to the Depositary (in the manner specified by the Depositary in the applicable Depositary directions on how to vote Verona ADSs) that is received by the Depositary by 10:00 a.m. (Eastern Time) on September 17, 2025, or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary. If your Verona ADSs are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.
Q.
What are the conditions to completion of the Transaction?

A.
In addition to the approval of the Scheme Proposal and the Scheme Implementation Proposal by Verona shareholders as described above, completion of the Transaction is subject to the sanction of the Scheme of Arrangement by the Court and the satisfaction (or, to the extent permitted by applicable law, waiver) of a number of other conditions, including the receipt of required antitrust clearances, the accuracy of Verona Pharma’s, Bidco’s and Merck’s respective representations and warranties under the Transaction Agreement (subject to certain materiality exceptions) and Verona Pharma’s, Bidco’s and Merck’s performance of their respective obligations under the Transaction Agreement in all material respects. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement — Conditions to Complete the Transaction”.

Q.
When do you expect the Transaction to be completed?

A.
Subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the closing conditions described under the section entitled “The Transaction Agreement — Conditions to Complete the Transaction”, including the approval by Verona shareholders of the Scheme Proposal and the Scheme Implementation Proposal and the sanction of the Scheme of Arrangement by the Court, Verona Pharma and Merck expect that the Transaction will be completed in the fourth quarter of 2025. However, it is possible that factors outside the control of both companies could result in the Transaction being completed at a different time or not at all.

Q.
What is the Court Sanction Hearing?

A.
Under the Companies Act, the Scheme of Arrangement requires the sanction of the Court before it can become effective. The Court Sanction Hearing is currently expected to be held in the fourth quarter of 2025. Holders of Verona ordinary shares are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel. Instructions for attending the Court Sanction Hearing will be publicized in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.
Q.
What happens if the Transaction is not completed?

A.
If the Scheme Proposal or Scheme Implementation Proposal are not approved by Verona shareholders, or if the Transaction is not completed for any other reason, Verona ordinary shareholders will not receive any payment for their Verona ordinary shares (and Verona ADS holders will accordingly not receive any payment in respect of their Verona ADSs) in connection with the Transaction. Instead, Verona Pharma will remain an independent public company and Verona ordinary shareholders and Verona ADS holders will continue to own their Verona ordinary shares and Verona ADSs. The Verona ADSs will continue to be registered under the Exchange Act and listed on Nasdaq. Under certain circumstances, if the Transaction is not completed, Verona Pharma may be obligated to pay Bidco (or its designee) a $100.0 million termination fee. Please see the section entitled “The Transaction Agreement — Termination Fees and Expenses”.

Q.
Should I send in my share certificates or other evidence of ownership now?

A.
No, do not send your share certificates now.

There is no requirement for registered Verona ordinary shareholders to take any action with regard to their share certificates. Share certificates in respect of Verona ordinary shares will cease to be valid upon the Scheme of Arrangement becoming effective.

If you are a Verona ADS holder who holds your Verona ADSs in certificated form you will, after the Effective Time, receive a letter of transmittal with an explanation on how to surrender the ADS certificates to the Depositary. Such Verona ADS holders must sign and return the letter of transmittal, together with their Verona ADS certificates, to receive any ADS Consideration to which they are entitled.
If you are a Verona ADS holder who holds your Verona ADSs in uncertificated form, you will automatically receive any ADS Consideration to which you are entitled and do not need to take any further action.
If your Verona ordinary shares or Verona ADSs are held on your behalf by a broker, bank, trust company or other nominee, you may receive instructions from your broker, bank, trust company or other nominee as to what action, if any, you need to take to effect the surrender of your Verona ordinary shares or Verona ADSs in exchange for the consideration and the ADS Consideration, respectively.
Q.
Who can help answer any other questions I have?

A.
If you have additional questions about the Transaction, need assistance in submitting your proxy or voting your Verona ordinary shares or Verona ADSs or need additional copies of this proxy statement or the enclosed proxy cards:

•
if you hold Verona ordinary shares:   please contact Verona Pharma’s Registrar, Computershare, by telephone at +44 (0)370 707 1083 between 8:30 a.m. and 5:30 p.m. (U.K. Time, Monday to Friday, excluding public holidays) or Verona Pharma’s proxy solicitor, MacKenzie Partners by email at proxy@mackenziepartners.com or by telephone at +1-212-929-5500; or

•
if you hold Verona ADSs:   please contact Verona Pharma’s proxy solicitor, MacKenzie Partners, by email at proxy@mackenziepartners.com or by telephone, toll-free at +1-800-322-2885.

SUMMARY
The following summary highlights selected information in this proxy statement and may not contain all the information that may be important to you as a Verona shareholder. Accordingly, we encourage you to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information”.
The Parties to the Transaction (page 43)
Verona Pharma plc
Verona Pharma, a public limited company incorporated under the laws of England and Wales, is a biopharmaceutical company focused on developing and commercializing innovative therapies for the treatment of chronic respiratory diseases with significant unmet medical needs. Verona ADSs are listed on Nasdaq under the symbol “VRNA”.
Verona Pharma’s registered offices are located at One Central Square, Cardiff, CF10 1FS, United Kingdom and its telephone number is +44 203 283 4200.
Merck Sharp & Dohme LLC
Merck is a wholly owned subsidiary of Merck & Co., Inc. (known as MSD outside the United States and Canada), a New Jersey corporation (“Merck Parent”). Merck Parent is a global health care company that delivers innovative health solutions through its prescription medicines, including biologic therapies, vaccines and animal health products. Merck Parent’s common stock is listed on NYSE under the symbol “MRK”.
Merck Parent’s executive offices are located at 126 East Lincoln Avenue, Rahway, New Jersey 07065 and its telephone number is (908) 740-4000.
Vol Holdings LLC
Bidco, a Delaware limited liability company and a wholly owned subsidiary of Merck, was formed solely for the purpose of facilitating the Transaction. Bidco has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transaction. If the Transaction completes, each issued and outstanding Verona ordinary share will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee).
Bidco’s registered offices are located at 1209 Orange Street, Wilmington, DE 19801.
The Transaction (page 44) and the Transaction Agreement (page 72)
On July 8, 2025, Verona Pharma entered into the Transaction Agreement with Merck and Bidco, pursuant to which the entire issued and to be issued share capital of Verona Pharma will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to completion, be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee). The Transaction is to be implemented by means of the Scheme of Arrangement.
The terms and conditions of the Transaction are contained in the Transaction Agreement, a copy of which is attached as Annex A to this proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the Scheme of Arrangement, governs the Transaction.
After completion of the Transaction, Verona Pharma will be an indirect wholly owned subsidiary of Merck, the Verona ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Verona Pharma will no longer be required to file periodic reports with the SEC.

Scheme Deliverables due to Verona Shareholders (page 72)
If the Transaction is completed:
•
all Verona ordinary shares subject to the Scheme of Arrangement (referred to as Scheme Shares) will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee);

•
holders of Scheme Shares as of the record time for the Scheme of Arrangement will have the right to receive $13.375 in cash (without interest and less any applicable withholding taxes) for each Scheme Share held by them at such time; and

•
accordingly, holders of Verona ADSs as of the Effective Time will have the right to receive, for each Verona ADS, an amount equal to $107 in cash (without interest and less any applicable withholding taxes), subject to and in accordance with the terms of the Deposit Agreement.

Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction (page 49)
At a meeting held on July 8, 2025, the Verona Board unanimously resolved (i) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby were in the best interests of Verona Pharma and would promote the success of Verona Pharma for the benefit of its shareholders as a whole, (ii) that the execution, delivery and performance of the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby, be and were approved and (iii) to recommend to its shareholders the approval of the Scheme of Arrangement at the Court Meeting and the passing of the shareholder resolution at the general meeting of Verona shareholders to be convened in connection with the Scheme of Arrangement.
Opinion of Centerview Partners LLC (page 54)
Verona Pharma retained Centerview Partners LLC as financial advisor to the Verona Board in connection with the proposed Transaction and the other transactions contemplated by the Transaction Agreement. In connection with this engagement, the Verona Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of the outstanding Verona ordinary shares, including, for the avoidance of doubt, Verona ordinary shares represented by Verona ADSs (other than (i) any Verona ordinary shares which are registered in the name of or beneficially owned by Bidco, Merck or any direct or indirect subsidiary of Merck or by any of their respective nominees and (ii) any Verona ordinary shares held in treasury) (the shares referred to in clauses (i) and (ii), together with any Verona ordinary shares held by any affiliate of Verona Pharma or Merck, solely for the purposes of this section and the section entitled “The Transaction — Opinion of Centerview Partners LLC”, the “Excluded Shares”) of the consideration to be paid to such holders pursuant to the Transaction Agreement. On July 8, 2025, Centerview rendered to the Verona Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated July 8, 2025 that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the consideration to be paid to the holders of Verona ordinary shares (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders.
The full text of Centerview’s written opinion, dated July 8, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Verona Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Verona ordinary shares (other than Excluded Shares) of the consideration to be paid to such holders pursuant to the Transaction Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any shareholder of Verona Pharma or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.

The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
The Court Meeting (page 27) and the General Meeting (page 40)
The Court Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:00 p.m. (U.K. Time) and the General Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:15 p.m. (U.K. Time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).
At the Court Meeting, Verona shareholders are being asked to consider and vote on:
(1)   Scheme Proposal: To approve and give effect to the Scheme of Arrangement (see the section entitled “Scheme Proposal and the Court Meeting and the General Meeting — Explanatory Statement”).
At the General Meeting, holders of Verona ordinary shares are being asked to consider and vote on:
(1)   Scheme Implementation Proposal: To (i) authorize the Verona Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Verona Pharma Articles in order to facilitate the Transaction (see the section entitled “The General Meeting — Proposal 1 — Scheme Implementation Proposal”).
(2)   Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements: To approve, in accordance with Section 14A of the Exchange Act, on an advisory, non-binding basis, the compensation that may be paid or become payable to Verona Pharma’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable (see the section entitled “The General Meeting — Proposal 2 — Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements”).
The Verona Board unanimously recommends that Verona shareholders vote “FOR” the Scheme Proposal, “FOR” the Scheme Implementation Proposal and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements. For a more complete description of the recommendation of the Verona Board with respect to the Proposals, see the section entitled “The Transaction — Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction”.
Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction (page 64)
In considering the recommendation of the Verona Board, you should be aware that directors and executive officers of Verona Pharma may have certain interests in the Transaction that may be different from, or in addition to, the interests of Verona shareholders generally. The members of the Verona Board were aware of and considered these interests, among other matters, in reaching the determination to approve the Transaction Agreement and to recommend to the Verona shareholders that they vote to approve the Proposals. These interests include:
•
Verona Pharma’s directors and executive officers hold outstanding Verona Pharma Options, Verona Pharma RSUs and/or Verona Pharma PRSUs that will be converted into the right to receive certain consideration (as described in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” of this proxy statement);

•
each of Verona Pharma’s executive officers has entered into an employment arrangement with Verona Pharma and/or participates in the Verona Pharma Severance Plan (as defined in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” of this proxy statement), which provide severance and other benefits in the case of a qualifying termination of employment and, in the case of the Verona Pharma Severance Plan, in connection with or following a change of control of Verona Pharma, which will include the completion of the Transaction;

•
non-employee directors who cease serving on the Verona Board as of the Closing Date may receive accelerated payments of compensation payable for the quarter in which the Closing Date occurs;

•
certain executive officers may be eligible to receive transaction bonuses in connection with the Transaction; and

•
Verona Pharma’s directors and officers are entitled to continued indemnification and insurance coverage under the Transaction Agreement.

See the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” for further information regarding these interests.
Regulatory and Court Approvals Required for the Transaction (page 71)
Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.
Conditions to Complete the Transaction (page 91)
The respective obligations of Verona Pharma, Bidco and Merck to complete the Transaction are subject to the satisfaction (or to the extent permitted by law, waiver) of the following conditions:
•
the receipt of the required Verona shareholder approvals;

•
the sanction of the Scheme of Arrangement by the Court;

•
(i) the expiration or termination of any waiting period (and extensions thereof) applicable to the Transaction under the HSR Act without the imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) and there will not be in effect any voluntary agreement pursuant to which Merck and Verona Pharma have agreed not to consummate the Transaction and (ii) obtaining, expiration or termination of all other waivers, approvals and waiting periods under certain additional specified antitrust laws, without the imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept); and

•
no governmental authority of competent and applicable jurisdiction will have (i) enacted, issued or promulgated any law that remains in effect and has the effect of (a) making the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco illegal or prohibiting or otherwise preventing the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or (b) imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) or (ii) issued or granted any order that remains in effect and has the effects described in the preceding clauses.

The obligation of Verona Pharma to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
•
the representations and warranties of Merck and Bidco being true and correct (without giving effect to any qualification as to “materiality” qualifiers set for therein) as of July 8, 2025 and as of the Closing Date as thought made as of such date, except, in each case, where the failure to be so true and correct would reasonably be expected to prevent, materially delay or materially impair the ability of Merck and Bidco from performing its obligations under the Transaction Agreement or consummating the Transaction on a timely basis and in any event on or before the End Date;

•
Merck and Bidco each having performed, in all material respects, all of their respective obligations required to be performed by Merck and Bidco at or prior to the closing; and

•
the receipt of a certificate from an officer of Merck confirming, on behalf of Merck, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The obligation of Merck and Bidco to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the occurrence of a Company Material Adverse Effect being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
except for any inaccuracies that are, individually or in the aggregate, de minimis, certain specified representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the capitalization of Verona Pharma being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to certain capitalization matters, subsidiaries, corporate power and enforceability, board approvals, shareholder approvals, non-contravention of company organizational documents, brokers and certain expenses, the opinion of Verona Pharma’s financial advisor and antitakeover statutes (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) being true and correct in all material respects as of July 8, 2025 and as of the Closing Date as though made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
except where any failures of any such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the other representations and warranties made by Verona Pharma in the Transaction Agreement being true and correct (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) as of July 8, 2025 and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case, at and as of such earlier date);

•
Verona Pharma having performed, in all material respects, all of its obligations required to be performed by it at or prior to closing;

•
the non-occurrence since July 8, 2025 of a Company Material Adverse Effect that is continuing as of the Effective Time;

•
the receipt of a certificate from the Chief Executive Officer or the Chief Financial Officer of Verona Pharma confirming the satisfaction of the conditions set forth in the immediately preceding six clauses; and

•
the absence of any pending legal proceeding brought by a governmental authority under any antitrust law challenging the Transaction or seeking the outcome as set forth in the Transaction Agreement.

Financing of the Transaction (page 64)
The consummation of the Transaction is not conditioned upon receipt of financing by Merck. Merck and Bidco have represented in the Transaction Agreement that Merck has and will have available, and Bidco will have available as of the Effective Time, sufficient funds for the satisfaction of all of their obligations under the Transaction Agreement and to pay all related fees and expenses required to be paid by Merck or Bidco pursuant to the terms of the Transaction Agreement.
No Solicitation; Acquisition Proposals; Company Board Recommendation Change (page 81)
From July 8, 2025 until the earlier to occur of the termination of the Transaction Agreement in accordance with its terms and the Effective Time, Verona Pharma will not, and will cause its directors and officers not to, nor will it authorize or knowingly permit any of its other representatives to, and will direct and use its reasonable best efforts to cause such other representatives not to, directly or indirectly:
•
solicit, initiate, knowingly encourage or knowingly facilitate, any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal (as defined and described under “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”);
•
furnish to any person (other than Merck, Bidco or any designees or representatives of Merck or Bidco), or any representative thereof, any information, or afford to any person (other than Merck, Bidco or any designees or representatives of Merck or Bidco) access to the business, properties, assets, books, records or other information, or to any personnel, of Verona Pharma or any of its subsidiaries, in any such case with the intent to facilitate the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•
participate or engage in any discussions or negotiations with any person, or any representative thereof, with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (except to notify any person of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement);

•
enter into any merger agreement, purchase agreement, letter of intent or similar agreement (binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with the terms of the Transaction Agreement);

•
take any action to make any anti-takeover law inapplicable to any Acquisition Proposal; or

•
approve, authorize, agree or publicly announce any intention to do any of the foregoing.

Notwithstanding the foregoing, if at any time prior to obtaining the required Verona shareholder approvals, Verona Pharma or any of its representatives has received a bona fide written Acquisition Proposal from any person or group of persons that did not result from a material breach of Verona Pharma’s obligations related to non-solicitation set forth in the Transaction Agreement, then if the Verona Board (or a committee thereof) determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal (as defined and described under “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”) and that the failure to take the actions described below would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, then Verona Pharma and any of its representatives may, subject to certain requirements:
•
enter into an Acceptable Confidentiality Agreement (as defined under “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”) with such person or group of persons;

•
furnish information with respect to Verona Pharma or its subsidiaries to the person or group of persons making such Acquisition Proposal; and

•
participate and engage in discussions or negotiations with the person or group of persons making such Acquisition Proposal regarding such Acquisition Proposal.

Before obtaining the required Verona shareholder approvals, the Verona Board (or a committee thereof), in response to (i) the receipt of a bona fide written Acquisition Proposal after July 8, 2025 that did not result from a material breach of Verona Pharma’s covenants and agreements related to non-solicitation as set forth in the Transaction Agreement, or (ii) the occurrence of an Intervening Event (as defined and described under “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”), may effect a Company Board Recommendation Change (as defined under “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”) or, in the case of clause (i) above and subject to compliance with certain procedures specified in the Transaction Agreement, enter into a definitive agreement with respect to such applicable Acquisition Proposal and terminate the Transaction Agreement.
However, the Verona Board is not permitted to take the actions described in the paragraph immediately above unless, among other things, (i) the Verona Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, (ii) in the case of receipt of an Acquisition

Proposal, the Verona Board (or a committee thereof) determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal or, in the case of an Intervening Event, that an Intervening Event has occurred, (iii) Verona Pharma provides written notice to Merck at least four Business Days prior to effecting a Company Board Recommendation Change or terminating the Transaction Agreement of its intent to take such action, specifying the reasons therefor, (iv) prior to effecting such Company Board Recommendation Change or terminating the Transaction Agreement, Verona Pharma must, and must cause its representatives to, be reasonably available to negotiate with Merck in good faith (to the extent Merck desires to negotiate) during such four Business Day period to make such adjustments in the terms and conditions of the Transaction Agreement as would obviate the basis for a Company Board Recommendation Change or the termination of the Transaction Agreement and (v) no earlier than the end of such four Business Day period, the Verona Board (or a committee thereof) determines in good faith (after consultation with its financial advisors and outside legal counsel), after considering any amendments to the terms and conditions of the Transaction Agreement proposed by Merck in a binding written offer irrevocably made by Merck during such four Business Day period, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law (and, in the case of receipt of such Acquisition Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal). In the event of any change to the financial terms (including any change to the amount or form of consideration payable) or other revision to the terms or conditions of such Acquisition Proposal, Verona Pharma must provide written notice to Merck at least two Business Days prior to effecting a Company Board Recommendation Change or terminating the Transaction Agreement of its intent to take such action, specifying the reasons therefor and, if requested by Merck, negotiate with Merck in good faith (to the extent Merck desires to negotiate) during such period to make such adjustments in the terms and conditions of the Transaction Agreement as would obviate the basis for a Company Board Recommendation Change or the termination of the Transaction Agreement.
For a further discussion of the limitations on solicitation of Acquisition Proposals from third parties, the limitations on making a Company Board Recommendation Change, approving or recommending a Superior Proposal, or terminating the Transaction Agreement to enter into a definitive agreement for a Superior Proposal, see “The Transaction Agreement — Other Covenants and Agreements — No Solicitation; Acquisition Proposals; Company Board Recommendation Change”.
Termination of the Transaction Agreement (page 93)
The Transaction Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Effective Time (it being agreed that the party terminating the Transaction Agreement pursuant to its terms will give written notice of such termination to the other party or parties and that any termination by Merck also will be an effective termination by Bidco):
•
by mutual written agreement of Merck and Verona Pharma;

•
by either Merck or Verona Pharma, if:

•
the Effective Time has not occurred on or before 11:59pm E.T. on January 8, 2026 (the “End Date”), subject to two, three-month extensions in certain circumstances relating to the antitrust conditions not being satisfied and certain other limited extensions;

•
a court of competent jurisdiction or any other governmental authority of competent jurisdiction has issued any order, or any law is in effect that is enacted, promulgated or deemed applicable to the Transaction by any governmental authority of competent jurisdiction, in each case, permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept), and, in each case, such order or law has become final and nonappealable; provided that the right to terminate the Transaction Agreement pursuant to this bullet will not available to any party (which will include, in the case of Merck, Merck and Bidco) whose breach of its obligations under the Transaction Agreement has been a principal cause of the matters set forth in this bullet;

•
the Court Meeting or General Meeting (including, any postponements or adjournments thereof) have been completed and the required Verona shareholder approvals voted on at such meetings have not been obtained; or

•
the court declines or refuses to sanction the Scheme of Arrangement, provided that if an appeal has been submitted by either Merck or Verona Pharma in respect of any such decline or refusal, the right to terminate the Transaction Agreement pursuant to this bullet may not be exercised until such appeal has been denied in a final determination;

•
by Verona Pharma, if

•
Merck or Bidco breaches or fails to perform any of their respective covenants and agreements, or other obligations under the Transaction Agreement, or any of their representations or warranties set forth in the Transaction Agreement become inaccurate, individually or in the aggregate with other such breaches, failures to perform or inaccuracies, such that they would reasonably be expected to prevent, materially impede or materially delay the ability of Merck or Bidco to consummate the transactions contemplated by the Transaction Agreement (including the Transaction), and such breach, failure to perform or inaccuracy of Merck and/or Bidco is not capable of being cured by the End Date or is not cured within twenty Business Days following Verona Pharma’s delivery of written notice to Merck of such breach, failure to perform or inaccuracy, except that Verona Pharma will not have the right to terminate the Transaction Agreement as described in this bullet if Verona Pharma is in breach of the Transaction Agreement, such that Merck has the right to terminate the Transaction Agreement pursuant to the terms thereof; or

•
at any time prior to obtaining the required Verona shareholder approvals, Verona Pharma accepts a Superior Proposal and enters into, substantially concurrently with such termination, a definitive agreement with respect to such Superior Proposal (a “Superior Proposal Termination”), except that the right to terminate the Transaction Agreement as described in this bullet is only available if (i) Verona Pharma has materially complied with its obligations related to non-solicitation and as more fully described under “The Transaction Agreement — No Solicitation; Acquisition Proposals; Company Board Recommendation Change” and (ii) Verona Pharma pays to Merck the termination fee as more fully described under “The Transaction Agreement — Termination Fee; Certain Expenses”;

•
by Merck, if:

•
Verona Pharma breaches or fails to perform any of its covenants or agreements or other obligations set forth in the Transaction Agreement such that the closing conditions with respect to Verona Pharma’s covenants and agreements would not be satisfied if such breach or failure to perform were continuing as of immediately prior to the Effective Time, or any of the representations and warranties of Verona Pharma set forth in the Transaction Agreement are or become inaccurate such that the closing conditions with respect to Verona Pharma’s representations and warranties would not be satisfied, and such breach, failure to perform or inaccuracy is incapable of being cured by the End Date or is not cured by Verona Pharma within twenty Business Days following Merck’s delivery of written notice to Verona Pharma of such breach, failure to perform or inaccuracy, except that Merck will not have the right to terminate the Transaction Agreement as described in this bullet if Merck or Bidco are in breach of the Transaction Agreement, such that Verona Pharma has the right to terminate the Transaction Agreement pursuant to the terms thereof; or

•
a Company Board Recommendation Change occurs or a takeover offer, tender offer or exchange offer constituting an Acquisition Proposal has been publicly commenced by a person who is not an affiliate or representative of Merck and Verona Pharma fails to publicly reaffirm the Verona Board Recommendation (as defined below) within ten Business Days following the receipt of a written request from Merck to do so (a “Recommendation Change Termination”).

Termination Fee; Certain Expenses (page 94)
Verona Pharma will pay Merck the termination fee of $100.0 million in the event that:
•
the circumstances in the following sub-paragraphs (i), (ii) and (iii) collectively occur: (i) the Transaction Agreement is terminated by either Merck or Verona Pharma Merck if: (a) the Effective Time has not occurred on or before the End Date, (b) the Shareholder Meetings have been completed and any required Verona shareholder approval voted on at such meeting has not been obtained or (c) the Court declines or refuses to sanction the Scheme of Arrangement; (ii) after July 8, 2025 and prior to the Shareholder Meetings, an Acquisition Proposal was publicly announced or made publicly known; and (iii) within 12 months following such termination of the Transaction Agreement, (a) Verona Pharma enters into a definitive agreement with any third party with respect to an Acquisition Proposal or (b) an Acquisition Proposal is completed (with references to 20% and 75% in the definition of Acquisition Proposal being deemed to be references to 50% for this purpose);

•
the Transaction Agreement is terminated by either Merck or Verona Pharma as a result of the Court declining or refusing to sanction the Scheme of Arrangement if Verona Pharma has communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Verona Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Verona Board favors or approves of any Acquisition Proposal, or has made any other statement or communication to the Court to the effect of any of the foregoing;

•
the Transaction Agreement is terminated by Verona Pharma pursuant to a Superior Proposal Termination; or

•
the Transaction Agreement is terminated by Merck pursuant to a Recommendation Change Termination.

Treatment of Verona Pharma Equity Awards (page 73)
Under the Transaction Agreement, immediately prior to the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding and unvested Verona Pharma Option will become fully vested, and as of the Effective Time, each outstanding Verona Pharma Option that has an exercise price that is less than the ADS Consideration will be automatically converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of Verona ADSs underlying such Verona Pharma Option and (ii) the excess, if any, of (a) an amount equal to the ADS Consideration over (b) the exercise price of such Verona Pharma Option. As of the Effective Time of the Scheme of Arrangement and unless otherwise agreed between Merck and the equity award holder, each Verona Pharma Option that has an exercise price that is equal to or greater than the ADS Consideration will be automatically cancelled for no consideration.
The Transaction Agreement also provides that at the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding Verona Pharma RSU will become fully vested as of immediately prior to the Effective Time of the Scheme of Arrangement, and as of the Effective Time of the Scheme of Arrangement, will be automatically converted into the right to receive an amount in cash equal to the product of (i) the aggregate number of Verona ADSs underlying such Verona Pharma RSU and (ii) the ADS Consideration.
The Transaction Agreement also provides that at the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding Verona Pharma PRSU that had previously become earned or is eligible to be earned will be automatically converted into the right to receive an amount in cash equal to the product of (i) the number of earned and vested Verona ADSs underlying such Verona Pharma PRSU (with performance for the performance quarter in which the Effective Time of the Scheme of Arrangement occurs, or any subsequent performance quarter, calculated by assuming achievement of the applicable performance level at 100% or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%) and (ii) the ADS Consideration. The level of achievement of the PRSU Stretch Portion will be determined based on a good faith estimate by the Company of the actual performance as of the closing date (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%)). As of the Effective Time, each outstanding Verona Pharma PRSU that was eligible to be earned in a performance quarter that was completed prior to the Effective Time, but which was not earned, will be automatically cancelled for no consideration.
No Appraisal or Dissenters’ Rights (page 71)
No appraisal or dissenters’ rights are available to holders of Verona ordinary shares and Verona ADSs under the laws of England and Wales in connection with the Transaction.
Material United States Federal Income Tax Consequences of the Transaction (page 112)
The receipt of cash pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Verona ordinary shares or Verona ADSs who is a U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction”), you will recognize capital gain or loss equal to the difference, if any, between (i) the amount of cash you receive in the Transaction and (ii) your adjusted tax basis in the Verona ordinary shares or Verona ADSs surrendered in exchange therefor, as applicable, subject to the discussion concerning the “passive foreign investment company” rules in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction”. If you are a holder of Verona ordinary shares or Verona ADSs who is a non-U.S. holder (as defined below in the section of this proxy statement entitled “Material United States Federal Income Tax Consequences of the Transaction”), the Transaction will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States and certain other conditions are met.
Holders of Verona ordinary shares or Verona ADSs should read the section entitled “Material United States Federal Income Tax Consequences of the Transaction” for a more detailed discussion of the United States federal income tax consequences of the receipt of cash in exchange for Verona ordinary shares or Verona ADSs pursuant to the Transaction. Holders should also consult their tax advisors with respect to the specific tax consequences to them in connection with the Transaction in light of their particular circumstances, including U.S. federal income, estate, gift and other non-income tax consequences, and tax consequences under state, local or non-U.S. tax laws or any applicable income tax treaties.
Material United Kingdom Tax Consequences of the Transaction (page 115)
UK Shareholders (as defined below in the section entitled “Material United Kingdom Tax Consequences of the Transaction”), whose Verona ordinary shares or Verona ADSs are transferred pursuant to, or cancelled as a result of, the Transaction will be disposing of them for the purposes of UK capital gains tax or corporation tax on chargeable gains (as applicable). A disposal of Verona ordinary shares or Verona ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains. Non-UK Shareholders should not generally be liable to UK capital gains tax or corporation tax on capital or chargeable gains (as applicable) realized on the disposal of their Verona ordinary shares or Verona ADSs pursuant to the Scheme, unless they have certain connections to the United Kingdom. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including with respect to the proposed acquisition of Verona Pharma, and readers are cautioned not to place undue reliance on such statements. Such forward-looking statements include, but are not limited to, the ability of Merck and Verona Pharma to complete the transactions contemplated by the Transaction Agreement, including statements about the transaction contemplated thereby, statements about the expected timetable for completing the Transaction, Verona Pharma’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition, the potential effects of the acquisition on Verona Pharma, as well as the expected benefits and success of Verona Pharma’s products and product candidates. These statements are based upon the current beliefs and expectations of Verona Pharma’s management and are subject to significant risks and uncertainties. There can be no guarantees that the conditions to the closing of the proposed Transaction will be satisfied on the expected timetable or at all. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.
Risks and uncertainties include, but are not limited to:
•
uncertainties as to the timing of the proposed Transaction;

•
the risk that competing offers or acquisition proposals will be made;

•
the possibility that various conditions to the consummation of the proposed Transaction contained in the Transaction Agreement may not be satisfied or waived (including, but not limited to, the failure to obtain the approval of the proposed Transaction by Verona shareholders and the failure to obtain the sanction of the Court);

•
the effects of disruption from the transactions contemplated by the Transaction Agreement and the impact of the announcement and pendency of the transactions on Verona Pharma’s business;

•
the risk that shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability;

•
Verona Pharma’s dependence on the successful commercialization of Ohtuvayre and the uncertain market acceptance of Ohtuvayre as a treatment for COPD; and

•
risks related to pharmaceutical product development, including Verona Pharma’s ongoing development of ensifentrine and any other product candidates and combinations, and the uncertainty of clinical success.

Verona Pharma undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in (i) the section entitled “Risk Factors” and (ii) Verona Pharma’s Annual Report on Form 10-K for the year ended December 31, 2024 and Verona Pharma’s other filings with the SEC.

RISK FACTORS
In addition to the other information contained or incorporated by reference into this proxy statement, including the matters addressed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” Verona shareholders should carefully consider the following risk factors in determining whether to vote to approve the Proposals.
Risks Relating to the Transaction
There are material uncertainties and risks associated with the Transaction Agreement and the Transaction.
There are material uncertainties and risks associated with the Transaction Agreement and the Transaction. If any of these uncertainties and risks develop into actual events, then Verona Pharma’s business, financial condition, results and ongoing operations, share price or prospects could be materially adversely affected. These uncertainties and risks include the following:
•
the announcement or pendency of the Transaction may impede Verona Pharma’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, distributors, suppliers or other third parties or its operating results and business generally;

•
matters relating to the Transaction, including integration planning, may require substantial commitments of time and resources by Verona Pharma’s management and employees and may otherwise divert the attention of management and employees, which may affect Verona Pharma’s business operations;

•
the Transaction Agreement restricts Verona Pharma from engaging in certain actions without the approval of Bidco, which could prevent Verona Pharma from pursuing certain business opportunities that arise prior to the closing or making appropriate changes to Verona Pharma’s business outside the ordinary course of business (see the section entitled “The Transaction Agreement — Covenants Regarding Conduct of Business by Verona Pharma Pending the Effective Time” for a description of the restrictive covenants applicable to Verona Pharma);

•
Verona Pharma’s directors and executive officers have financial interests in the Transaction that may be different from, or in addition to, the interests of Verona shareholders generally, which could have influenced their decisions to support or approve the Transaction; and

•
potential shareholder litigation in connection with the Transaction may result in significant costs of defense, indemnification and liability.

The Transaction may not be completed in a timely manner or at all.
Completion of the Transaction is subject to certain closing conditions, including the following:
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approval by Verona shareholders of the Scheme of Arrangement at the Court Meeting and holders of Verona ordinary shares passing the special resolution at the General Meeting to amend Verona Pharma’s articles of association and other related matters;

•
sanction of the Scheme of Arrangement by the Court;

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(i) the expiration or termination of any applicable waiting period under the HSR Act and (ii) all other waivers, approvals and waiting periods under certain additional specified antitrust laws have been obtained, terminated or expired, in each case, without the imposition of a burdensome condition;

•
no governmental authority of competent and applicable jurisdiction will have (i) enacted, issued or promulgated any law that remains in effect and has the effect of (a) making the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco illegal or prohibiting or otherwise preventing the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or (b) imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) or (ii) issued or granted any order that remains in effect and has the effects described in the preceding clauses;

•
compliance in all material respects with the obligations of Verona Pharma, Merck and Bidco under the Transaction Agreement;

•
accuracy of the representations and warranties of Verona Pharma, Merck and Bidco, subject to certain materiality standards set forth in the Transaction Agreement; and

•
the absence of any “Company Material Adverse Effect” with respect to Verona Pharma (see the section entitled “The Transaction Agreement — Representations and Warranties” for more information on “Company Material Adverse Effect”).

Verona Pharma cannot be certain when or if the conditions for the Transaction will be satisfied or (if permissible under applicable law) waived or when or if the Transaction will be completed. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement — Conditions to Complete the Transaction” and the section entitled “The Transaction — Regulatory and Court Approvals Required for the Transaction”.
In connection with obtaining antitrust clearance for the Transaction, Merck is not required to (a) (1) make divestitures of or take other actions with respect to any assets or businesses of Merck or its subsidiaries, or (2) make divestitures of or take other actions with respect to any assets or businesses of Verona Pharma or its subsidiaries that would have any more than an immaterial effect on the business, operations or financial condition of Verona Pharma and its subsidiaries; (b) oppose, contest or resist any legal proceeding under any antitrust laws or seek to have vacated, lifted, reversed or overturned any order that may result from such legal proceeding; or (c) modify any of the terms of the Transaction Agreement or the Transaction to achieve clearance under any antitrust laws. There can be no assurance that regulators will not impose conditions, terms, obligations or restrictions and that such conditions, terms, obligations or restrictions will not result in the delay or abandonment of the Transaction. There can be no assurance that all required approvals and clearances will be obtained or will be obtained on a timely basis. See the section entitled “The Transaction Agreement — Efforts to Consummate the Transaction”.
Each of Verona Pharma and Merck has the right to terminate the Transaction Agreement under certain circumstances (see the section entitled “The Transaction Agreement — Termination of the Transaction Agreement”).
Lawsuits may be filed against Verona Pharma or Merck relating to the Transaction and an adverse ruling in any such lawsuit may prevent the Transaction from being completed in the time frame expected or at all.
In the event that the Transaction is not completed for any reason, Verona shareholders will not receive any payment for their Verona ADSs or Verona ordinary shares in connection with the Transaction. Instead, Verona Pharma will remain an independent public company and Verona shareholders will continue to own their Verona ADSs and Verona ordinary shares.
Failure to complete the Transaction could negatively impact Verona Pharma’s business, financial results and the market price of Verona ADSs.
If the Transaction is delayed or not completed, Verona Pharma’s ongoing businesses may be adversely affected and will be subject to several risks and consequences, including the following:
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decline in Verona ADSs price to the extent that the price of Verona ADSs reflects an assumption that the Transaction will be completed;

•
negative publicity and a negative impression of Verona Pharma in the investment community;

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negative reactions from employees, customers, distributors, suppliers or other third parties, including the loss of business opportunities and the ability to effectively respond to competitive pressures;

•
management’s focus would have been diverted from pursuing other opportunities that could have been beneficial to Verona Pharma;

•
Verona Pharma may be required, under certain circumstances, to pay Merck a termination fee of $100 million; and

•
Verona Pharma could be subject to litigation related to any failure to consummate the Transaction or related to any enforcement proceeding commenced against Verona Pharma to perform its obligations under the Transaction Agreement.

Verona Pharma’s directors and executive officers may have interests in the Transaction that may be different from the interests of Verona shareholders.
When considering the recommendation of the Verona Board that Verona shareholders approve the Proposals, Verona shareholders should be aware that directors and executive officers of Verona Pharma may have certain interests in the Transaction that may be different from or in addition to the interests of Verona shareholders generally. These interests include the treatment in the Transaction of Verona Pharma equity compensation awards, and the indemnification of Verona Pharma directors and officers by Merck. See the sections entitled “The General Meeting — Proposal 2 — Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements”, “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” and “The Transaction Agreement — Indemnification” for further information regarding these interests. The Verona Board was aware of these interests and considered them, among other things, in evaluating and approving the Transaction Agreement and the Transaction and in recommending that the Verona shareholders approve the Proposals.
The Transaction Agreement contains provisions that could discourage a potential competing acquirer of Verona Pharma.
Verona Pharma is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to enter into or continue discussions with third parties regarding alternative acquisition proposals, to enter into any commitment with respect to any alternative acquisition proposal, to recommend or approve any alternative acquisition proposal or to change the recommendation of the Verona Board in favor of the Transaction, subject to customary exceptions. In addition, Verona Pharma may be required to pay Merck a termination fee of $100 million in certain circumstances, including if the Transaction Agreement is terminated in certain circumstances following Verona Pharma’s receipt of an alternative acquisition proposal.
These provisions could discourage a potential third-party acquirer that might have an interest in acquiring all or a significant portion of Verona Pharma from considering or proposing the acquisition, even if it was prepared to pay consideration with a higher per Verona ADS value than the value proposed to be received or realized in the Transaction, or might otherwise result in a potential third-party acquirer proposing to pay a lower price to Verona shareholders than it might otherwise have proposed to pay because of the added expense of the termination fee that may become payable in certain circumstances. For more information see the section entitled “The Transaction Agreement — No Solicitation; Acquisition Proposals; Company Board Recommendation Change” and the section entitled “The Transaction Agreement — Termination Fees and Expenses”.
Verona Pharma has incurred, and will incur, substantial direct and indirect costs as a result of the Transaction.
Verona Pharma has incurred, and will continue to incur, significant costs, expenses and fees for professional advisors, printing and other transaction costs in connection with the Transaction, and a significant portion of these fees and costs are payable by Verona Pharma regardless of whether the Transaction is consummated.

SCHEME PROPOSAL AND THE COURT MEETING AND THE GENERAL MEETING — EXPLANATORY STATEMENT
(In compliance with section 897 of the Companies Act 2006)
August 18, 2025
To the holders of Verona ordinary shares and, for information only, to the holders of Verona ADSs and the holders of options or awards under any Verona Pharma employee benefit plan providing for equity or equity-based compensation (“Verona Equity Plan”).
RECOMMENDED ACQUISITION OF VERONA PHARMA PLC BY VOL HOLDINGS LLC, A WHOLLY OWNED SUBSIDIARY OF MERCK SHARP & DOHME LLC
(1)
Introduction

The following section of this proxy statement explains, among other things, the effect of the Scheme of Arrangement and, together with the further information contained elsewhere in this proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this proxy statement, your attention is drawn to the further information contained elsewhere in this proxy statement and you are advised to read this proxy statement in full.
On July 9, 2025, it was announced that Merck, Verona Pharma and Bidco had entered into a definitive agreement for the transfer of the entire issued and to be issued share capital of Verona Pharma to Bidco, a wholly owned subsidiary of Merck (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
Your attention is drawn to the section entitled “The Transaction”, which contains, among other things, (i) information on the reasons for and benefits of the Transaction and (ii) the unanimous recommendation by the Verona Board to Verona shareholders to vote in favor of the Scheme at the Court Meeting and to vote in favor of the resolutions to be proposed at the General Meeting. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement”. For overseas holders of Verona ordinary shares, your attention is drawn to section 10 of this Explanatory Statement.
(2)
The Transaction

The Transaction is to be effected by means of the Scheme of Arrangement, a court-sanctioned scheme of arrangement between Verona Pharma and the Scheme Shareholders, under Part 26 of the Companies Act. Implementation of the Transaction requires the approval of the Scheme of Arrangement by Scheme Shareholders at the Court Meeting and the approval of the Scheme Implementation Proposal by the Verona shareholders at the General Meeting. The Scheme of Arrangement also requires the sanction of the Court, and the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions set out in section 3 of this Explanatory Statement. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement”.
The purpose of the Scheme of Arrangement is to enable the entire issued and to be issued share capital of Verona Pharma to be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee). This is to be achieved by the transfer of the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee), in return for which the Scheme Shareholders will receive the consideration for their Scheme Shares on the basis set out in the Scheme of Arrangement.
If the Transaction is completed:
•
all Scheme Shares will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee);

•
holders of Scheme Shares as of the Scheme Record Time will, on the terms set out in the Scheme of Arrangement, have the right to receive $13.375 in cash (without interest and less any applicable withholding taxes) for each Scheme Share held by them at such time; and

•
accordingly, holders of Verona ADSs as of the Effective Time will have the right to receive for each Verona ADS an amount equal to $107 in cash (without interest and less any applicable withholding taxes), subject to and in accordance with the terms of the Deposit Agreement.

The consideration is expected to be funded through the use of cash on hand, commercial paper or existing or new credit facilities.
(3)
Conditions to Complete the Transaction

The respective obligations of Verona Pharma, Merck and Bidco to effect the Transaction are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by mutual consent of Merck, Bidco and Verona Pharma, to the extent permitted by applicable law; provided that any condition relating to the absence of the imposition of a burdensome condition will be solely to the benefit of Merck and Bidco and may be asserted only by, or waived only by, Merck in its sole discretion:
•
the receipt of the required Verona shareholder approvals;

•
the sanction of the Scheme of Arrangement by the Court;

•
(i) the expiration or termination of any waiting period (and extensions thereof) applicable to the Transaction under the HSR Act without the imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) and there not being in effect any voluntary agreement pursuant to which Merck and Verona Pharma have agreed not to consummate the Transaction and (ii) obtaining, expiration or termination of all other waivers, approvals and waiting periods under certain additional specified antitrust laws, without imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept); and

•
no governmental authority of competent and applicable jurisdiction having (i) enacted, issued or promulgated any law that remains in effect and has the effect of (a) making the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco illegal or prohibiting or otherwise preventing the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or (b) imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) or (ii) issued or granted any order that remains in effect and has the effects described in the preceding clauses.

The respective obligations of Merck and Bidco to effect the Transaction are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Merck, to the extent permitted by applicable law:
•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the occurrence of a Company Material Adverse Effect being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
except for any inaccuracies that are, individually or in the aggregate, de minimis, certain specified representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the capitalization of Verona Pharma being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to certain capitalization matters, subsidiaries, corporate power, enforceability, board approvals, shareholder approvals, company organizational documents, brokers and certain expenses, financial advisor opinion and antitakeover statutes (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) being true and correct in all material respects as of July 8, 2025 and as of the Closing Date as though made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
except where any failures of any such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the other representations and warranties made by Verona Pharma in the Transaction Agreement being true and correct (without giving effect to any qualification as to “materiality” or Company

Material Adverse Effect qualifiers set forth therein) as of July 8, 2025 and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case, at and as of such earlier date);
•
Verona Pharma having performed, in all material respects, all of its obligations required to be performed by it at or prior to closing;

•
the non-occurrence since July 8, 2025 of a Company Material Adverse Effect that is continuing as of the Effective Time;

•
the receipt of a certificate from the Chief Executive Officer or the Chief Financial Officer of Verona Pharma confirming the satisfaction of the conditions set forth in the immediately preceding six clauses; and

•
the absence of any pending legal proceeding brought by a governmental authority under any antitrust law challenging the Transaction or seeking the outcome as set forth in the Transaction Agreement.

The obligations of Verona Pharma to effect the Transaction are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Verona Pharma, to the extent permitted by applicable law:
•
the representations and warranties of Merck and Bidco being true and correct (without giving effect to any qualification as to “materiality” qualifiers set for therein) as of July 8, 2025 and as of the Closing Date as though made as of such date, except, in each case, where the failure to be so true and correct would reasonably be expected to prevent, materially delay or materially impair the ability of Merck and Bidco from performing its obligations under the Transaction Agreement or consummating the Transaction on a timely basis and in any event on or before the End Date;

•
Merck and Bidco each having performed, in all material respects, all of their respective obligations required to be performed by Merck and Bidco at or prior to the closing; and

•
the receipt of a certificate from an officer of Merck confirming, on behalf of Merck, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The Scheme of Arrangement can only become effective if all conditions to the Transaction, including the required Verona shareholder approvals and the sanction of the Scheme of Arrangement by the Court, have been satisfied or (to the extent permitted by law) waived. The Scheme of Arrangement will become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales. Subject to the satisfaction or waiver of the conditions to the Transaction, including the sanction of the Scheme of Arrangement by the Court, the Effective Time is expected to occur in the fourth quarter of 2025.
(4)
Shareholder Meetings

Before the Court’s sanction can be sought, the Scheme of Arrangement requires, among other things, approval of the Scheme Proposal by Scheme Shareholders at the Court Meeting. The Scheme Proposal must be approved by a simple majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast. Approval of the Scheme Proposal is required to consummate the Transaction.
Verona ordinary shareholders are also being asked to consider and approve the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. The Scheme Implementation Proposal, if approved, will (i) authorize the Verona Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Verona Pharma Articles in order to facilitate the Transaction.
•
The Scheme Implementation Proposal will be proposed as a special resolution at the General Meeting, which means that the Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Verona ordinary shareholders present and voting, either in person or by proxy at the General Meeting. Approval of the Scheme Implementation Proposal is required to consummate the Transaction.

•
The Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be proposed as an ordinary resolution at the General Meeting, which means that the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements must be approved by a simple majority of the votes cast by Verona ordinary shareholders present and voting, either in person or by proxy at the General Meeting. Unlike the Scheme Proposal and Scheme Implementation Proposal, the approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements is not required to consummate the Transaction.

Notices of both the Court Meeting and the General Meeting are set out at the beginning of this proxy statement. Entitlement to attend and vote at these meetings and the number of votes which may be cast will be determined by reference to the register of members of Verona Pharma at the Voting Record Time. Entitlement to submit ADS voting instruction cards and the number of votes which an ADS holder may instruct the Depositary to cast on its behalf will be determined by reference to the register of the Verona ADSs maintained by the Depositary at the Verona ADS Voting Record Time.
If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Court Meeting or the General Meeting.
Date, Time, Place and Purpose of the Court Meeting
The Court Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF, United Kingdom at 2:00 p.m. (U.K. Time) on September 24, 2025 for Scheme Shareholders on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme of Arrangement.
At the Court Meeting, voting will be by poll and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held as at the Voting Record Time. The approval required at the Court Meeting is a simple majority in number of the Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.
It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of opinion of the Scheme Shareholders. Scheme Shareholders are strongly urged to sign and return your BLUE Form of Proxy for the Court Meeting or deliver their respective proxy appointments or voting instructions by one of the other methods mentioned set out beginning on page 37 of this Explanatory Statement, as soon as possible and in any event so as to be received by 2:00 p.m. (U.K. Time) on September 22, 2025.
Date, Time, Place and Purpose of the General Meeting
The General Meeting will be held at the offices of Latham & Watkins (London) LLP at 99 Bishopsgate, London EC2M 3XF at 2:15 p.m. (U.K. Time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned) on September 24, 2025 for holders of Verona ordinary shares on the register of members as at the Voting Record Time to consider and, if thought fit, approve the Scheme Implementation Proposal as a special resolution and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements as an ordinary resolution.
At the General Meeting, voting on each of the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be by poll and each Verona ordinary shareholder present in person or by proxy will be entitled to one vote for each Verona ordinary share held as at the Voting Record Time. The approval required for the Scheme Implementation Proposal to be passed is at least 75% of the votes validly cast on such resolution, in person or by proxy. The approval required for the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements to be passed is a simple majority of the votes validly cast on such resolution, in person or by proxy.
Holders of Verona ordinary shares are strongly urged to sign and return your WHITE Form of Proxy for the General Meeting, or deliver their respective proxy appointments or voting instructions by one of the other methods mentioned set out beginning on page 37 of this Explanatory Statement, as soon as possible and in any event so as to be received by 2:15 p.m. (U.K. Time) on September 22, 2025.

Amendment to the Articles of Association of Verona Pharma
Verona ordinary shares issued after the Scheme Record Time will not be subject to the Scheme of Arrangement. In order to ensure that the entire issued and to be issued share capital of Verona Pharma is transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee), it is therefore proposed that, pursuant to the Scheme Implementation Proposal, the Verona Pharma Articles be amended so that Verona ordinary shares issued or transferred after the Scheme Record Time (if any), other than to Bidco or its nominees, will be automatically transferred to Bidco (or such other person nominated by Bidco) on the same terms as under the Scheme of Arrangement.
It is also proposed that, pursuant to the Scheme Implementation Proposal, the Verona Pharma Articles be amended to ensure that any Verona ordinary shares issued at or after the Voting Record Time but prior to the Scheme Record Time will be subject to the Scheme of Arrangement.
Advisory Approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements
In accordance with The Dodd-Frank Act and Rule 14a-21(c) under the Exchange Act, it is proposed that, as an ordinary resolution to be proposed at the General Meeting, the Verona shareholders vote on the approval (on a non-binding advisory basis) of the compensation that may be paid or become payable to Verona Pharma’s named executive officers in connection with the Transaction and the agreements or understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion. Failure to obtain this non-binding approval will not prevent the consummation of the Transaction.
The vote on this proposal is a vote separate and apart from the Scheme Implementation Proposal. Accordingly, you may vote in favor of the Scheme Implementation Proposal and vote not to approve this proposal and vice versa. Because this proposal is only advisory in nature, it will not be binding on Verona Pharma or the Verona Board. Accordingly, because Verona Pharma is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Transaction is consummated and regardless of the outcome of the advisory proposal.
Recommendation of the Verona Board
The Verona Board has unanimously approved the Transaction Agreement and the actions required and contemplated therein, including the Transaction, and determined that such actions are advisable and in the best interests of Verona Pharma and its shareholders as a whole. The Verona Board unanimously recommends that Scheme Shareholders vote “FOR” the Scheme Proposal at the Court Meeting and that holders of Verona ordinary shares vote “FOR” the Scheme Implementation Proposal at the General Meeting and “FOR” the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements at the General Meeting. See “The Transaction — Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction” for a more detailed discussion of the Verona Board’s recommendation with respect to the Scheme Proposal, the Scheme Implementation Proposal and the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.
Entitlement to Vote at the Shareholder Meetings
Scheme Shareholders as of the Voting Record Time are entitled to attend the Court Meeting and holders of Verona ordinary shares at the Voting Record Time are entitled to attend the General Meeting and, in each case, to vote either in person or to appoint another person or persons as your proxy or proxies to attend and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Shareholder Meetings as your proxy.
Holders of Verona ordinary shares who hold their Scheme Shares or Verona ordinary shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Scheme Shares or Verona ordinary shares to vote at the Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.

If you are a beneficial holder but not the legal holder of Verona ordinary shares then, as a matter of English law, your name is not entered in Verona Pharma’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Court Meeting or General Meeting, you must become a registered holder of Verona ordinary shares by arranging for the completion of a stock transfer form or submission of a CREST stock withdrawal by the applicable registered holder in respect of the Verona ordinary shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable. Completed stock transfer form and related documentation should be sent to Verona Pharma’s Registrar, Computershare at The Pavilions, Bridgwater Road, Bristol BS99 6ZY. Beneficial holders who wish to attend and vote directly at the Court Meeting or General Meeting should send such stock transfer form (or action such CREST stock withdrawal) in respect of their Verona ordinary shares to permit processing to be completed by Computershare prior to the Voting Record Time.
Verona ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting and should instead refer to section (9) of this Explanatory Statement.
Quorum requirement for the General Meeting
The presence at the General Meeting of two members present in person or by proxy, who represent at least one-third of the voting rights of all the members entitled to attend and vote on the business to be transacted at the General Meeting is necessary to constitute a quorum.
(5)
The Verona Pharma Directors and the Effect of the Scheme of Arrangement on their Interests

Details of the interests of Verona Pharma directors in the share capital of Verona Pharma and awards in respect of such share capital, are set out in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction”. Scheme Shares held by the Verona Pharma directors at the Scheme Record Time will be subject to the Scheme of Arrangement.
In common with the other participants who hold options and awards under the Verona Equity Plans, the Verona Pharma Options, Verona Pharma RSUs and/or Verona Pharma PRSUs held by Verona Pharma directors at the Effective Time will be converted into the right to receive certain consideration (as described in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” of this proxy statement).
It is proposed that, as an ordinary resolution to be proposed at the General Meeting, the Verona shareholders vote on the approval (on a non-binding, advisory basis) of the compensation that may be paid or become payable to its named executive officers in connection with the Transaction and the agreements and understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion.
The Verona Pharma directors who hold Verona ordinary shares and/or Verona ADSs have entered into a Voting Agreement with the Company and Merck providing that, among other things, such directors will vote their Verona ordinary shares and/or Verona ADSs in favor of the Scheme at the Court Meeting and the resolutions to be proposed at the General Meeting. The terms of the Voting Agreement are further described in the section entitled “The Voting Agreement” of this proxy statement.
It is expected that each of the non-employee directors will resign from their office as a director of the Company with effect from the Effective Time and the Company expects to accelerate the payment of compensation payable to each such resigning non-executive director under the terms of their respective appointment letters for the quarter in which the Effective Date occurs (as described in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” of this proxy statement).
Except as set out above, in the section entitled “The Transaction — Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction” and the provisions of the Transaction Agreement and Voting Agreement applicable to directors as described under “The Transaction Agreement” and “The Voting Agreement”, the effect of the Scheme of Arrangement on the interests of Verona Pharma directors does not differ from its effect on the interests of any other Verona shareholder.

(6)
Sanction of the Scheme of Arrangement by the Court

Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The Court Sanction Hearing is currently expected to be held in the fourth quarter of 2025. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.
Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.
Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including the Depositary), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Court Meeting or in favor of, or against, or withheld their vote on the Scheme Implementation Proposal at the General Meeting.
If the Scheme of Arrangement does not become effective by the end date (as defined and further described in the section entitled “The Transaction Agreement — Termination of the Transaction Agreement”), the Transaction Agreement may be terminated by either Bidco or Verona Pharma, and the Scheme of Arrangement may not become effective.
(7)
Solicitation of Proxies

Verona Pharma will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this proxy statement to Verona shareholders and the retention of any information agent or other service provider in connection with the Transaction. This proxy solicitation is being made by Verona Pharma on behalf of the Verona Board. Verona Pharma has hired MacKenzie Partners to assist in the solicitation of proxies at a total cost to Verona Pharma of approximately $19,500, plus reimbursement of reasonable additional costs and out-of-pocket expenses. In addition to this mailing, proxies may be solicited by directors, officers or employees of Verona Pharma or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.
(8)
Listings, Dealings, Delisting and Settlement

Verona ordinary shares
From the Scheme Record Time, entitlements to Scheme Shares held within CREST will be disabled and will be removed from CREST shortly thereafter. With effect from the Effective Time, share certificates representing Scheme Shares held in certificated form will cease to have effect as documents of title and, at the request of Bidco, must be delivered up to Bidco or to any person appointed by Bidco to receive the same or, as Bidco may direct, be destroyed.
Delisting of Verona ADSs
As a result of the consummation of the Transaction, Verona Pharma will become an indirect subsidiary of Merck and it is intended that Verona Pharma will be re-registered as a private company under the applicable provisions of the Companies Act as soon as reasonably practicable after the closing date.
It is intended that the last day for dealings in Verona ADSs on Nasdaq will be the last Business Day before the Effective Time. It is intended that, following the Effective Time, the Verona ADS program be terminated and that applications be made to delist the Verona ADSs from Nasdaq and terminate the registration of the Verona ADSs under the Exchange Act promptly following such time.
Settlement
Subject to the Scheme of Arrangement becoming effective, settlement of the consideration to which any Scheme Shareholder is entitled in respect of their Scheme Shares (other than the Depositary Shares) under the Scheme of Arrangement will be effected as soon as practicable after the Effective Time (and in any event no later than 5 Business Days after the Effective Time) in the following manner:

•
Verona ordinary shares in uncertificated form (i.e., CREST):   If, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in uncertificated form, the consideration to which such Scheme Shareholder is entitled will be transferred (net of any applicable withholding taxes) to such Scheme Shareholder via CREST by Bidco procuring the creation of an assured payment obligation in favor of the appropriate CREST account through which the Scheme Shareholder holds such uncertificated Scheme Shares in respect of the consideration due to such Scheme Shareholder, provided that Bidco reserves the right to elect to make payment of the said sums by cheque as set out below.

•
Verona ordinary shares in certificated form:   If, at the Scheme Record Time, a Scheme Shareholder holds Scheme Shares in certificated form, the consideration to which such Scheme Shareholder is entitled will, regardless of currency, be paid (net of any applicable withholding taxes) by cheque drawn on a branch of a UK clearing bank made payable to the person to whom the cheque is sent (save that, in the case of joint holders, Bidco and the Paying Agent reserve the right to make the cheque payable to all named holders standing in the register of members of the Company).

All documents and remittances sent to, from or on behalf of Scheme Shareholders will be sent entirely at their own risk. Cheques due to any Scheme Shareholder who is recorded by Computershare as a “gone away” will not be issued until such Scheme Shareholder contacts the Company’s Registrar, Computershare, and provides to Computershare an updated address to (and such other documents as Computershare may reasonably require), provided that any such unpaid consideration will be held for the benefit of such Scheme Shareholder for a period of twelve years from the Effective Date subject to and in accordance with the terms of the Scheme of Arrangement.
Subject to the Scheme of Arrangement becoming effective, settlement of the consideration to which the Depositary Shareholder is entitled in respect of the Depositary Shares under the Scheme of Arrangement will be effected as soon as practicable after the Effective Time (and in any event no later than the Business Day after the Effective Time) to such bank account as the Depositary Shareholder shall inform Bidco of in writing at least 10 Business Days prior to the Effective Date. Such consideration shall then be distributed to Verona ADS holders by the Depositary in the manner described in section 9 of this Explanatory Statement.
(9)
Verona ADS holders

Verona ADS holders will not be entitled to attend the Court Meeting or the General Meeting or vote directly on the Transaction. Instead, Verona Pharma has requested that the Depositary delivers to registered Verona ADS holders as of the Verona ADS Voting Record Time a notice of (or notices for) the Court Meeting and the General Meeting, and registered Verona ADS holders as of the Verona ADS Voting Record Time will have the right to instruct the Depositary how to vote the Scheme Shares represented by their Verona ADSs at the Court Meting and the General Meeting, subject to and in accordance with the terms of the Deposit Agreement, a copy of which is available free of charge at the SEC’s website at www.sec.gov or by directing a request to MacKenzie Partners using the helpline or email address set out on page 12 of this proxy statement. Holders of Verona ADSs who hold their Verona ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Verona ADS holder to issue voting instructions to the Depositary.
On the Effective Date, Scheme Shares as at the Scheme Record Time represented by the Verona ADSs, being the Depositary Shares, will be transferred to Bidco (and/or, at Merck’s election, the DR Nominee). As soon practicable after the Effective Time and in any event within one Business Day, the Depositary will, in accordance with the terms of the Scheme of Arrangement, receive a cash amount in U.S. dollars equal to the total amount of consideration due under the terms of the Scheme of Arrangement in respect of all the Depositary Shares at the Scheme Record Time. Such consideration will then be distributed to Verona ADS holders in accordance with the terms of the Deposit Agreement.
Voting instructions
Registered Verona ADS holders as of the Verona ADS Voting Record Time will be sent a Depositary Notice of Court Meeting and General Meeting for Verona Pharma and a Verona ADS voting instruction card. Verona ADS holders as of the Verona ADS Voting Record Time can direct the voting of the Verona ordinary shares represented by their Verona ADSs, subject to the terms of the Deposit Agreement.
Verona ADS holders as at the Verona ADS Voting Record Time should, if they wish to direct the voting of the Verona ordinary shares represented by their Verona ADSs held by the Depositary at the Court Meeting and the General Meeting, provide Verona ADS voting instructions to the Depositary in accordance with the instructions printed thereon and in the Depositary Notice. The Verona ADS voting instructions must be received by the Depositary no later than 10:00 a.m. (Eastern Time) on September 17, 2025 or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.
Verona ADS holders who hold their Verona ADSs indirectly through a broker, bank, trust company or other nominee must follow the instructions from such broker, bank, trust company or other nominee if they wish to give voting instructions to the Depositary. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to give the Depositary voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.
Following timely receipt of valid voting instructions from a Verona ADS holder, the Depositary will endeavor, insofar as practicable and permitted under the provisions of, or governing, the Verona ordinary shares represented by Verona ADSs, to vote or cause its nominee to vote (by means of the appointment of a proxy or otherwise) such Verona ordinary shares represented by the Verona ADSs in respect of which instructions have been received in accordance with those instructions, subject to the terms and conditions of the Deposit Agreement.
If the Depositary does not receive timely voting instructions from a Verona ADS holder, under the terms of the Deposit Agreement, such holder will be deemed to have instructed the Depositary to give a discretionary proxy to a person designated by Verona Pharma to vote the Verona ordinary shares underlying such holder’s Verona ADSs unless, among other things, Verona Pharma instructs the Depositary that it does not wish for such a proxy to be given. Verona Pharma has instructed the Depositary that it does not wish for such discretionary proxy to be given if the Depositary does not receive timely voting instructions from Verona ADS holders for the Shareholder Meetings. Accordingly, if the Depositary does not receive timely voting instructions from a Verona ADS holder on or before 10:00 a.m. (Eastern Time) on September 17, 2025, the Verona ordinary shares underlying such holder’s Verona ADSs will not be represented at the Shareholder Meetings and will not be voted at the Shareholder Meetings.
Cancellation of Verona ADSs so as to become a Verona ordinary shareholder
Verona ADS holders who wish to attend or vote directly (whether in person or by proxy) at the Court Meeting or the General Meeting must elect to become a registered Verona ordinary shareholder by surrendering some or all of their Verona ADSs to the Depositary in exchange for the Verona ordinary shares represented by those Verona ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Verona ordinary shares prior to the Voting Record Time. Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Verona ADSs cancelled (or a fraction thereof), from each Verona ADS holder who cancels some or all of their Verona ADSs.
Verona ADS holders who take such steps (as described below) to cancel their Verona ADSs and become a holder of Verona ordinary shares before the Voting Record Time will have the right to attend both of the Shareholder Meetings (in person or by proxy) and/or, if they are a Verona ordinary shares at the time of the Court Sanction Hearing, be represented by counsel to support or oppose the sanctioning of the Scheme at the Court Sanction Hearing.
In order to surrender Verona ADSs and withdraw the underlying Verona ordinary shares prior to the Voting Record Time, Verona ADS holders are advised to present their Verona ADSs (and, to the extent that such Verona ADSs are certificated, the certificates evidencing such Verona ADSs) to the Depositary for cancellation as soon as possible (subject to the relevant Verona ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:

•
delivery instructions for the Verona ordinary shares represented by such Verona ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Verona ordinary shares); and

•
certain certifications with respect to, among other things, the beneficial ownership and/or voting of such Verona ADSs in a form provided by the Depositary.

If you hold Verona ADSs indirectly through a broker, bank or other nominee you should promptly contact your broker, bank or nominee to find out what actions are required to cancel the Verona ADSs. If this applies to you, we encourage you to consult your broker, bank or nominee as soon as possible.
Settlement of ADS Consideration
Once the Depositary Shareholder has received consideration due under the terms of the Scheme of Arrangement in respect of all the Depositary Shares, each Verona ADS holder will receive (upon surrender of their Verona ADSs to the Depositary, if their Verona ADSs are held in certificated form) their pro rata portion of such consideration in U.S. dollars, net of applicable withholding taxes. Verona ADS holders who hold their Verona ADSs in certificated form will, on or after the Effective Date, receive letters of transmittal from the Depositary with an explanation on how to surrender the Verona ADSs to the Depositary. Such Verona ADS holders must complete, sign and return the letter of transmittal, together with their Verona ADS certificates, to receive any ADS Consideration to which they are entitled. Verona ADS holders who hold their Verona ADSs in uncertificated form will automatically receive the ADS Consideration to which they are entitled and do not need to take any further action. Payments to Verona ADS holders who are directly registered on the books of the Depositary will be made by cheques mailed by the Depositary to the address the Depositary has in its records for such registered holder.
Any Verona ADS holders who hold their Verona ADSs indirectly through a bank, broker, trust company or other nominee within DTC, will receive credit of the funds to their account from their bank, broker, trust company or other nominee. The Depositary will remit the applicable funds (net of applicable withholding taxes) to DTC, and DTC will, in turn, credit the Verona ADS holder’s bank, broker, trust company or nominee.
Merck will bear the ADS Cancellation and Distribution Fees in connection with the Transaction, and therefore such amounts will not be deducted by the Depositary from the ADS Consideration due to Verona ADS holders.
The settlement of the ADS Consideration is governed by the terms of the Transaction Agreement and the Deposit Agreement and is a matter that is external to the Scheme of Arrangement. As set out in the Scheme of Arrangement, neither Bidco nor any member of the Bidco Group nor the Paying Agent nor Verona Pharma shall have any responsibility or liability under the Scheme of Arrangement for the onwards distribution or transmission to the holders of Verona ADSs, or to any other person, of the consideration due to the Depositary (or any nominee or custodian of the Depositary which is the relevant Scheme Shareholder), albeit that the foregoing does not affect Verona Pharma’s obligations under the Deposit Agreement or any party’s obligations under the Transaction Agreement.
(10)   Overseas Verona Shareholders
The availability of the Scheme of Arrangement and the consideration to overseas Verona shareholders may be affected by the laws of the relevant jurisdictions. Overseas Verona shareholders should inform themselves about, and should observe, any applicable legal requirements. It is the responsibility of all overseas Verona shareholders to satisfy themselves as to their full compliance with the laws of the relevant jurisdiction, including obtaining any governmental, exchange control or other consents which may be required and their compliance with any other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. If you are in any doubt regarding such matters, you should consult an independent professional adviser in the relevant jurisdiction without delay.
Overseas Verona shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Transaction in their particular circumstances.

(11)   ACTION TO BE TAKEN
Verona ordinary shareholders:
You will find enclosed with this proxy statement:
•
a BLUE Form of Proxy to be used in connection with the Court Meeting;

•
a WHITE Form of Proxy to be used in connection with the General Meeting; and

•
a pre-paid envelope for use in the UK only for the return of the BLUE Form of Proxy and the WHITE Form of Proxy.

If you have not received these documents, please contact Verona Pharma’s Registrar, Computershare, using the details set out below.
Scheme Shareholders and holders of Verona ordinary shares are strongly urged to sign and return their BLUE Form of Proxy for the Court Meeting and WHITE Form of Proxy for the General Meeting, respectively, or deliver their respective proxy appointments or voting instructions by one of the other methods mentioned below, as soon as possible and in any event prior to the deadlines set out below. The completion and return of the forms of proxy or submission of such proxy appointments or voting instructions will not prevent you from attending, submitting questions and voting at either the Court Meeting or the General Meeting.
If you hold your Verona ordinary shares via a broker, bank, trust company or other nominee, you must direct your broker, bank, trust company or other nominee to vote in accordance with the instructions you have received from your broker, bank, trust company or other nominee.
Sending forms of proxy by post
Whether or not you intend to attend the Shareholder Meetings, please complete and sign the forms of proxy in accordance with the instructions printed on them and return them by post to Verona Pharma’s Registrar, Computershare, at The Pavilions, Bridgwater Road, Bristol BS99 6ZY, United Kingdom, so as to be received as soon as possible and in any event not later than the relevant times set out below:
•
BLUE Forms of Proxy for the Court Meeting       2:00 p.m. (U.K. Time) on September 22, 2025

•
WHITE Forms of Proxy for the General Meeting     2:15 p.m. (U.K. Time) on September 22, 2025

or, if in either case the meeting is adjourned, the relevant Form of Proxy should be received not later than 48 hours (excluding any part of such 48-hour period falling on a day that is not a working day in the United Kingdom) before the time fixed for the adjourned meeting.
If the BLUE Form of Proxy relating to the Court Meeting is not lodged by the relevant time, BLUE Forms of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) may be handed to representatives of Computershare or the Chair of the Court Meeting before the start of the Court Meeting, and will still be valid. However, in the case of the General Meeting, if the WHITE Form of Proxy is not lodged so as to be received by the time mentioned above, it will be invalid. The completion and return of either form of proxy will not preclude you from attending the Court Meeting or the General Meeting and voting, if you so wish.
Online appointment of proxies
As an alternative to completing and returning the printed forms of proxy, proxies may be appointed electronically by logging on to the following website www.investorcentre.co.uk/eproxy and following the instructions therein. For an electronic proxy appointment to be valid, the appointment must be received by Computershare not later than the relevant deadline set out above in respect of the Court Meeting and the General Meeting.
Electronic appointment of proxies through CREST
If you hold Verona ordinary shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Court Meeting (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by Verona Pharma’s Registrar (ID 3RA50) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the time fixed for the Court Meeting or General Meeting (as applicable) or any adjournment thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which Verona Pharma’s Registrar is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
Verona Pharma may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.
Electronic appointment of proxies through Proxymity
If you are an institutional investor, you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by Verona Pharma and approved by its Registrar, Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day in the United Kingdom) before the time fixed for the Court Meeting or General Meeting (as applicable) or any adjournment thereof in order to be considered valid. Before you can appoint a proxy via this process, you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.
Helpline for holders of Verona ordinary shares
If you have any questions about this proxy statement, the Court Meeting or the General Meeting, or are in any doubt as to how to complete the forms of proxy or to submit your proxies through any of the other methods stated above, please contact Verona Pharma’s Registrar, Computershare, by calling the Shareholder Helpline on +44 (0)370 707 1083. Lines are open between 8:30 a.m. and 5:30 p.m. (U.K. Time) Monday to Friday (except public holidays in England and Wales). Please use the country code when calling from outside the UK. Calls from outside the UK will be charged at the applicable international rate. Different charges may apply to calls from mobile telephones. Please note that calls may be monitored or recorded and Computershare cannot provide advice on the merits of the Acquisition or the Scheme or give any financial, legal or tax advice.
Verona ADS Holders:
You will find enclosed with this proxy statement:
•
a Depositary Notice; and

•
an ADS voting instruction card.

Verona ADS holders are not entitled to vote directly at the Court Meeting or the General Meeting. Instead, Verona ADS holders on the Verona ADS Register as at the Verona ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Court Meeting and General Meeting, subject to the terms and conditions of the Deposit Agreement, using the ADS voting instruction card. The ADS voting instruction card must be completed and returned in accordance with the instructions printed thereon so that it is received by no later than 10:00 a.m. (Eastern Time) on September 17, 2025 or, if either the Court Meeting or the General Meeting is adjourned, such later date as may be notified by the Depositary.
Holders of Verona ADSs who hold their Verona ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of an Verona ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.
The Depositary will collate all votes properly and timely submitted by Verona ADS holders and will submit a vote on behalf of all such holders.
If you are an Verona ADS holder and you wish to vote directly (whether in person or by proxy) at the Court Meeting or the General Meeting, you must elect to become a registered shareholder by surrendering some or all of your Verona ADSs to the Depositary to withdraw the Verona ordinary shares represented by those Verona ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Verona ordinary shares prior to the Voting Record Time. In order to surrender some or all of your Verona ADSs and withdraw the underlying Verona ordinary shares if you hold Verona ADSs indirectly through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.
In order to surrender Verona ADSs and withdraw the underlying Verona ordinary shares prior to the Voting Record Time, Verona ADS holders are advised to present their Verona ADSs (and, to the extent that such Verona ADSs are certificated, the certificates evidencing such Verona ADSs) to the Depositary for cancellation as soon as possible (subject to the relevant Verona ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with, as may be applicable:
•
delivery instructions for the Verona ordinary shares represented by such Verona ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Verona ordinary shares); and

•
certain certifications with respect to, among other things, the beneficial ownership and/or voting of such Verona ADSs in a form provided by the Depositary.

Pursuant to the terms of the Deposit Agreement, the Depositary is entitled to receive a cancellation fee of $5.00 per 100 Verona ADSs cancelled (or a fraction thereof), from each Verona ADS holder who cancels some or all of their Verona ADSs.
If you have not received these documents, please contact the Company’s proxy solicitor, MacKenzie Partners, by email at proxy@mackenziepartners.com or by telephone at +1-212-929-5500.
(12)   Further information
The terms of the Scheme of Arrangement are set out in full in the section entitled “The Scheme of Arrangement”. A summary of material tax consequences are set out in the sections entitled “Material United States Federal Income Tax Consequences of the Transaction” and “Material United Kingdom Tax Consequences of the Transaction”. Further information regarding Verona Pharma, Merck and Bidco are set out in the section entitled “The Parties to the Transaction”.

THE GENERAL MEETING
Proposal 1 — Scheme Implementation Proposal
For the reasons described above, Verona Pharma is requesting that the Verona shareholders adopt the following resolution at the General Meeting, which is a special resolution:
SPECIAL RESOLUTION
THAT, for the purpose of giving effect to the scheme of arrangement dated August 18, 2025 between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the Chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith (the “Scheme”):
(A)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 44:

“44 Scheme of Arrangement
44.1
In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the Companies Act 2006 between the Company and the holders of Scheme Shares dated August 18, 2025 in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

44.2
Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues any shares (other than to any member of the Bidco Group or a nominee of any such person (each such person, a “Buyer Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

44.3
Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Buyer Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to the Buyer (or to such other person as may be nominated by the Buyer) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Buyer (or such other person as has been nominated by the Buyer) shall pay or procure the payment to the New Member of the same Consideration that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

44.4
If, after the Effective Time, the Ordinary Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Consideration due to a New Member for each Post-Scheme Share pursuant to Article 44.3 above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide the Buyer and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.

44.5
To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or such other person as the Buyer may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Buyer (or such other person as the Buyer may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Buyer may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Buyer, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

44.6
The Company may give good receipt for the Consideration for the Post-Scheme Shares and may register the Buyer (or such other person as the Buyer may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

44.7
The Buyer shall settle (or procure the settlement of) the Consideration within 14 days of the transfer of the Post-Scheme Shares by the New Member to the Buyer (or to such other person as the Buyer may nominate).

44.8
Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Buyer Company or a nominee of a Buyer Company pursuant to the Scheme).

44.9
If the Scheme has not become effective by the date referred to in paragraph 10.2 of the Scheme, this article shall be of no effect.”

Vote Required and Verona Board Recommendation
Assuming a quorum is present, the Scheme Implementation Proposal will be passed if at least 75% of the votes cast at the General Meeting are cast in favor of this proposal.
Completion of the Transaction is conditioned upon Verona shareholder approval of the Scheme Implementation Proposal.
The Verona Board unanimously recommends that you vote “FOR” the Scheme Implementation Proposal.
Proposal 2 — Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements
In accordance with Section 14A of the Exchange Act, Verona Pharma is providing Verona shareholders with the opportunity to cast a non-binding advisory vote on the compensation that may be paid or become payable to the Verona Pharma’s named executive officers in connection with the Transaction. As required by those rules, Verona Pharma is asking Verona shareholders to vote on the approval of the following resolution, which is an ordinary resolution:
“THAT, the compensation that may be paid or become payable to Verona Pharma’s named executive officers in connection with the Transaction, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements or understandings pursuant to which such compensation may be paid or become payable, are hereby approved.”
The vote on this proposal is a vote separate and apart from the Scheme Implementation Proposal. Accordingly, you may vote in favor of the Scheme Implementation Proposal and vote not to approve this proposal and vice versa. Because this proposal is only advisory in nature, it will not be binding on Verona Pharma or the Verona Board. Accordingly, because Verona Pharma is contractually obligated to pay the compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the Transaction is consummated and regardless of the outcome of the advisory proposal.
Assuming a quorum is present, the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements will be passed if a simple majority of the votes cast at the General Meeting by those present and voting, either in person or by proxy are cast in favor of this proposal.
The Verona Board unanimously recommends that you vote “FOR” the approval of the Non-Binding Advisory Proposal to Approve Certain Compensation Arrangements.

THE PARTIES TO THE TRANSACTION
Verona Pharma plc
Verona Pharma, a public limited company incorporated under the laws of England and Wales, is a biopharmaceutical company focused on developing and commercializing innovative therapies for the treatment of chronic respiratory diseases with significant unmet medical needs. Verona ADSs are listed on Nasdaq under the symbol “VRNA”.
Verona Pharma’s registered offices are located at One Central Square, Cardiff, CF10 1FS, United Kingdom and its telephone number is +44 203 283 4200.
For more information about Verona Pharma, please visit Verona Pharma’s Internet website at www.veronapharma.com. Verona Pharma’s Internet website address is provided as an inactive textual reference only. The information contained on Verona Pharma’s Internet website is not incorporated into, and does not form a part of, this proxy statement or any other report or document on file with or furnished to the SEC. Additional information about Verona Pharma is included in the documents incorporated by reference into this proxy statement. See the section entitled “Where You Can Find More Information”.
Merck Sharp & Dohme LLC
Merck, known as MSD outside the United States and Canada, is a wholly owned subsidiary of Merck Parent. Merck Parent’s principal executive offices are located at 126 East Lincoln Avenue, Rahway, NJ 07065, telephone number (908) 740-4000. Merck Parent is a global health care company that delivers innovative health solutions through its prescription medicines, including biologic therapies, vaccines and animal health products. The common stock of Merck Parent is listed on the New York Stock Exchange under the symbol “MRK”.
Vol Holdings LLC
Bidco, a Delaware limited liability company and wholly owned subsidiary of Merck, was formed solely for the purpose of facilitating the Transaction. Bidco has not carried on any activities or operations to date, except for those activities incidental to its formation and undertaken in connection with the Transaction. As a result of the consummation of the Transaction, each issued and outstanding Verona ordinary share will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee).
Bidco’s registered offices are located at 1209 Orange Street, Wilmington, DE 19801.

THE TRANSACTION
Overview
On July 8, 2025, Verona Pharma entered into the Transaction Agreement with Merck and Bidco. Under the terms of the Transaction Agreement, the entire issued and to be issued share capital of Verona Pharma will, subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the conditions to completiion of the Transaction, be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee) pursuant to the Scheme of Arrangement, which is a court-sanctioned scheme of arrangement under the Companies Act.
Background of the Transaction
The Verona Board, together with members of senior management of Verona Pharma, regularly reviews and assesses the performance, future growth prospects, business plans and the overall strategic direction of Verona Pharma, and considers a variety of strategic alternatives that may be available to Verona Pharma, including continuing to pursue its strategy as a standalone company or pursuing potential strategic or financing transactions with third parties, in each case, with the goal of maximizing shareholder value.
As part of that review, at the beginning of 2023, members of Verona Pharma’s management met with representatives of Centerview to discuss conducting outreach to a number of strategic partners regarding potential strategic transactions with Verona Pharma.
On February 17, 2023, the Verona Board held a meeting, with members of Verona Pharma’s management and representatives of Centerview, financial advisor to Verona Pharma in attendance, during which Centerview presented to the Verona Board regarding Centerview’s discussions with potential strategic partners for Verona Pharma with respect to Verona Pharma’s ensifentrine program. Following a discussion regarding such potential strategic partners and business development opportunities, the Verona Board authorized Verona Pharma’s management and Centerview to conduct outreach to potential strategic partners.
On April 27, 2023, the Verona Board held a meeting, with members of Verona Pharma’s management and representatives of Centerview, financial advisor to Verona Pharma, in attendance, during which Centerview provided an update to the Verona Board regarding continuing discussions with potential strategic partners for Verona Pharma with respect to Verona Pharma’s ensifentrine program. Following a discussion regarding such potential strategic partners and business development opportunities, the Verona Board authorized Verona Pharma’s management and Centerview to continue to conduct outreach to potential strategic partners.
From April 2023 to July 2023, members of Verona Pharma’s management met with representatives of Centerview to discuss Centerview’s ongoing outreach to a number of strategic partners regarding potential strategic transactions with Verona Pharma.
On July 14, 2023, the Verona Board held a meeting with members of Verona Pharma’s management in attendance during which Dr. David Zaccardelli, Chief Executive Officer of Verona Pharma, provided an update on Centerview’s ongoing outreach to a number of strategic partners regarding potential strategic transactions. Following a discussion regarding such potential partners and business development opportunities, the Verona Board authorized Verona Pharma’s management and Centerview to continue to conduct outreach to potential strategic partners.
As part of Centerview’s ongoing outreach on behalf of Verona Pharma, a strategic pharmaceutical company (“Party A”) expressed interest in exploring a strategic partnership with Verona Pharma. On July 28, 2023, Verona Pharma entered into a non-disclosure agreement with Party A, which included a standstill provision with a don’t ask don’t waive provision that expired on July 28, 2024 and permitted the submission of proposals if specifically invited in writing by the Verona Board.
Over the next few months, Verona Pharma provided diligence information to, and participated in diligence calls with, Party A. In December 2023, representatives of Party A expressed an initial interest to members of Verona Pharma’s management and representatives of Centerview in a potential acquisition of Verona Pharma but did not submit a formal proposal at that time.
On December 13, 2023, Party A declined to submit a formal proposal to acquire Verona Pharma.
On December 14, 2023, the Verona Board held a meeting, with members of Verona Pharma’s management and representatives of Centerview and Latham & Watkins LLP (“Latham”), legal counsel to Verona Pharma, in attendance. Representatives of Centerview provided an update on Centerview’s ongoing outreach to potential strategic partners, including ongoing discussions with Party A. Representatives of Centerview reported that none of the other potential strategic partners that Centerview had engaged with throughout this outreach process, including Merck, had expressed interest in further exploring a potential acquisition of Verona Pharma. Representatives of Latham provided an overview of the Verona Board’s fiduciary duties and presented to the Verona Board regarding potential transaction structures for an acquisition and related considerations. Following a discussion regarding the presentations of Centerview and Latham, the Verona Board authorized Verona Pharma’s management and Centerview to continue to conduct outreach to potential strategic partners.
From December 2023 to July 2025, the Verona Board, together with members of senior management of Verona Pharma, continued to regularly review and assess the performance, future growth prospects, business plans and the overall strategic direction of Verona Pharma, and continued to consider a variety of strategic alternatives, including engaging in periodic discussions with potential strategic partners.
As part of that review, representatives of Verona Pharma’s management engaged in periodic discussions with representatives of potential strategic partners, including Merck’s business development team, regarding the performance of Verona Pharma’s programs and potential business development opportunities. In early February 2025, during one of these periodic discussions, representatives of Merck informed representatives of Verona Pharma’s management that the existing non-disclosure agreement between Verona Pharma and Merck had expired. Verona Pharma and Merck had previously entered into such prior non-disclosure agreement on September 23, 2020 in connection with Merck’s interest in engaging in discussions regarding potential business development opportunities with respect to Verona Pharma’s programs and such prior non-disclosure agreement did not contain a standstill provision. On February 4, 2025, Verona Pharma entered into a new mutual non-disclosure agreement with Merck, which did not contain a standstill provision, so that the parties could continue their ongoing discussions regarding Verona Pharma’s programs and potential business development opportunities.
On February 28, 2025, representatives of Centerview spoke with Joseph Romanelli, President of Human Health International for Merck, regarding Merck’s interest in exploring a potential collaboration related to ex-U.S. rights for Verona Pharma’s ensifentrine program, as well as the overall strategic fit between Merck and Verona Pharma.
On April 16, 2025, Centerview introduced Dr. Zaccardelli to Mr. Romanelli with the purpose of determining whether Merck had any strategic interest related to ex-U.S. rights to Verona Pharma’s ensifentrine program.
On May 12, 2025, Dr. Zaccardelli had a conversation with Mr. Romanelli regarding such ex-U.S. rights. During this discussion, Dr. Zaccardelli provided an update on Verona Pharma’s progress with the launch of Ohtuvayre in the United States. Following this discussion, on May 16, 2025, Dr. Zaccardelli provided Mr. Romanelli with updates regarding the announcement of positive clinical trial data from a study of ensifentrine conducted in China.
In early June 2025, representatives of Centerview were in contact several times with representatives of Merck to explore Merck’s potential interest in evaluating a strategic transaction with Verona Pharma, including Merck’s desire to begin conducting due diligence on Verona Pharma’s business. Representatives of Merck informed representatives of Centerview that Merck was interested in conducting due diligence on Verona Pharma’s business for the purpose of evaluating a potential acquisition of Verona Pharma.
On June 3, 2025 and June 12, 2025, Verona Pharma received non-binding term sheets from third parties seeking strategic collaborations with respect to Ohtuvayre.

On June 9, 2025, Verona Pharma granted Merck access to a virtual data room that contained diligence information regarding Verona Pharma’s business in furtherance of Merck’s evaluation of a potential strategic transaction with Verona Pharma.
From June 9, 2025 to July 3, 2025, Merck conducted an in-depth due diligence review of Verona Pharma’s business, which included substantive review of due diligence information provided by Verona Pharma, participation in a number of due diligence calls with members of Verona Pharma’s management and two manufacturing site visits.
On June 9, 2025, Verona Pharma entered into an engagement letter with Centerview.
On July 3, 2025, Merck submitted to Verona Pharma a non-binding proposal for Merck to acquire all of the issued and outstanding equity interests of Verona Pharma for $104 per Verona ADS in cash (the “Initial July 3 Proposal”). The Initial July 3 Proposal was contingent on the parties executing definitive documentation for the Transaction no later than July 8, 2025. The price of a Verona ADS closed at $91.53 on July 3, 2025.
Following receipt of the Initial July 3 Proposal, on the same day, the Verona Board held a meeting (the “July 3 Board Meeting”), with members of Verona Pharma’s management and representatives of Centerview and Latham in attendance to discuss the Initial July 3 Proposal. Representatives of Latham provided an overview of the Verona Board’s fiduciary duties with respect to the Verona Board’s evaluation of the Initial July 3 Proposal and presented to the Verona Board on transaction structure considerations and the potential timeline for obtaining required regulatory clearances for the Transaction. Representatives of Centerview presented a preliminary financial analysis of the Initial July 3 Proposal utilizing Verona Pharma management’s preliminary Unaudited Prospective Financial Information. Representatives of Centerview then led a discussion with the Verona Board and members of Verona Pharma’s management regarding the Initial July 3 Proposal and potential strategy for responding to the Initial July 3 Proposal. During such discussion, the Verona Board considered Verona’s recent share price uplift and the risks and uncertainties associated with Verona Pharma continuing on a standalone basis as an independent public company. The Verona Board also considered the progress and outcome of prior outreach conducted by Centerview and Verona Pharma’s management to a number of other potential strategic partners since 2023 and noted that no other potential strategic partners had expressed an interest in pursuing a strategic transaction with Verona Pharma at such time or had made a proposal for a potential strategic transaction. The Verona Board then considered whether outreach should be conducted to other potential strategic partners regarding a potential acquisition of Verona Pharma and a discussion ensued regarding the potential risks associated with such outreach, including potential for leaks and that a leak could put the Initial July 3 Proposal at risk. The Verona Board determined, based on the above considerations and the fact that the Initial July 3 Proposal was contingent on executing definitive documentation for the Transaction no later than July 8, 2025, that Verona Pharma’s management and representatives of Centerview should proceed with continuing to negotiate the terms of the proposed transaction with Merck. The Verona Board also determined that further outreach to other potential strategic partners should not be conducted at this time given the associated risks and the prior outreach that had been conducted over a significant period of time. The Verona Board then authorized representatives of Centerview to respond to Merck’s Initial July 3 Proposal with a counter-proposal for Merck to acquire all of the issued and outstanding equity interests of Verona Pharma for $112 per Verona ADS in cash (the “July 3 Counter-Proposal”).
Following the conclusion of the meeting of the Verona Board on July 3, 2025, as authorized and directed by the Verona Board, representatives of Centerview communicated to representatives of Merck the terms of the July 3 Counter-Proposal offered by Verona Pharma.
Following such communication, representatives of Merck contacted representatives of Centerview to communicate a revised proposal for Merck to acquire all of the issued and outstanding equity interests of Verona Pharma for $107 per Verona ADS in cash (the “Revised July 3 Proposal”), indicating that this was a “best and final” offer. The Revised July 3 Proposal was contingent on the parties executing the definitive documentation for the Transaction no later than July 8, 2025.
Later that day on July 3, 2025, representatives of Freshfields LLP, legal counsel to Merck (“Freshfields”), provided an initial draft of the Transaction Agreement for review to representatives of Latham, which included, among other things, (i) a “reasonable best efforts” standard for regulatory efforts with no requirement for Merck to agree to any divestitures or behavioral remedies, (ii) a six-month termination date with no extensions and (iii) a termination fee payable by Verona Pharma of 4.5% of the equity value of the Transaction under certain circumstances.
On July 4, 2025, the Verona Board held a meeting (the “July 4 Board Meeting”), with members of Verona Pharma’s management and representatives of Centerview and Latham in attendance to discuss the Revised July 3 Proposal. Dr. Zaccardelli provided an overview of the terms of the Revised July 3 Proposal and noted that Verona Pharma’s management viewed the revised terms as fair and reasonable in the context of all of the considerations discussed during the July 3 Board Meeting, including the risks and uncertainties of Verona Pharma continuing on a standalone basis as an independent public company, Centerview’s preliminary financial analysis of the offer price and the low likelihood of another potential strategic partner submitting a proposal that the Verona Board would consider compelling relative to the terms of the Revised July 3 Proposal. Representatives of Centerview then presented to the Verona Board further preliminary financial analyses of the offer price, including the premium that the offer price in the Revised July 3 Proposal represented to the current and historical trading prices of the Verona ADSs. Following a discussion of such considerations and preliminary financial analysis, the Verona Board determined that Verona Pharma’s management and representatives of Centerview should continue to engage with representatives of Merck on the basis of the terms of the Revised July 3 Proposal to try to finalize the definitive documentation for the Transaction by July 8, 2025.
On July 5, 2025, representatives of Latham held a meeting with representatives of Freshfields to discuss the key terms of the Transaction Agreement, including terms with respect to the regulatory efforts covenant, the termination date and the proposed termination fee.
Following such discussion, on the same day, representatives of Latham shared a revised draft of the Transaction Agreement with representatives of Freshfields, which included, among other things, (i) a modification of the “reasonable best efforts” standard for regulatory efforts to include a requirement for Merck to agree to divestitures or behavioral remedies as long as any such remedies would not have more than an immaterial effect on the business, operations or financial conditions of Verona Pharma, (ii) a six-month termination date with two three-month automatic extensions if all conditions to Closing have been satisfied other than conditions to Closing related to regulatory clearances and (iii) a termination fee payable by Verona Pharma of 1% of the equity value of the Transaction. With respect to the termination fee quantum, representatives of Latham and Freshfields discussed market norms and UK legal parameters in light of the fact that Verona Pharma was a public limited company incorporated under the laws of England and Wales.
On the same day, representatives of Freshfields also shared an initial draft of the Voting Agreement with representatives of Latham, which included, among other things, an agreement for the applicable shareholders to vote in favor of the Scheme of Arrangement, the Transaction and the other transactions contemplated by the Transaction Agreement.
On July 6, 2025, representatives of Latham shared a revised draft of the Voting Agreement with representatives of Freshfields. On the same day, the terms of the Voting Agreement were finalized between the parties.
On July 7, 2025, representatives of Freshfields shared a revised draft of the Transaction Agreement with representatives of Latham, which included, among other things, (i) acceptance of the “reasonable best efforts” standard for obtaining regulatory approvals proposed in the last draft of the Transaction Agreement from Latham, (ii) a proposal for a six-month termination date with a single three-month automatic extension and (iii) a bifurcated termination fee equal to (a) 3.5% of the equity value of the Transaction if the termination fee becomes payable in connection with Verona Pharma’s entry into definitive documentation for a Superior Proposal under certain circumstances or (b) 1% of the equity value of the Transaction in all other circumstances upon which the termination fee would become payable pursuant to the terms of the Transaction Agreement.
On July 7, 2025, the Verona Board held a meeting, with members of Verona Pharma’s management and representatives of Centerview and Latham in attendance. Members of Verona Pharma’s management reviewed with the Verona Board the negotiations and discussions leading up to the meeting, including the timeline required by Merck to execute definitive documentation by July 8, 2025 and the Revised July 3 Proposal. Representatives of Latham provided an overview of the fiduciary duties of the Verona Board in connection with considering and approving the Transaction and presented to the Verona Board regarding the robust negotiation process Latham had undergone with Freshfields with respect to the terms of the Transaction Agreement, including the Scheme of Arrangement. Representatives of Latham presented to the Verona Board regarding the key terms of the Transaction Agreement under discussion between the parties, including (i) acceptance of the “reasonable best efforts” standard with respect to obtaining regulatory approvals requested by Verona Pharma, (ii) the number and length of potential extensions of the termination date and (iii) the size of the termination fee and circumstances upon which it would become payable to Merck. With respect to the termination fee, representatives of Latham advised the Verona Board regarding their concerns about being able to agree to a fee quantum in excess of 1% of the equity value of the Transactions and discussed the risks associated with doing so, despite the fee structure proposed by Freshfields. At the request of the Verona Board, representatives of Centerview then reviewed with the Verona Board the preliminary financial analysis of Centerview of the ADS Consideration, which included a review of Verona Pharma management’s Unaudited Prospective Financial Information (which was approved by the Verona Board for use by Centerview in connection with Centerview’s financial analysis of the ADS Consideration), and the Verona Board discussed with its advisors and Verona Pharma’s management, among other things, the terms of the Transaction Agreement, the Scheme of Arrangement and the ADS Consideration. Following a robust discussion of such considerations and preliminary financial analysis, including the considerations evaluated and discussed by the Verona Board and its advisors during the July 3 Board Meeting and the July 4 Board Meeting, the Verona Board directed Verona Pharma’s management and representatives of Centerview and Latham to continue to engage with representatives of Merck to finalize the Transaction Agreement to facilitate execution by July 8, 2025. The price of a Verona ADS closed at $91.20 on July 7, 2025.
From July 7, 2025 to July 8, 2025, representatives of Latham and representatives of Freshfields continued to exchange drafts of the Transaction Agreement and negotiate the key terms thereof pursuant to the respective direction and guidance of management of Verona Pharma and Merck.
As of July 8, 2025, there were no employment, retention or other arrangements or understandings between any of Verona Pharma’s directors or executive officers, on the one hand, and Merck, on the other hand, and the Transaction was not conditioned upon any of Verona Pharma’s directors or executive officers entering into any such agreement, arrangement or understanding.
On July 8, 2025, following extensive negotiations between the parties, representatives of Latham and representatives of Freshfields, with the direction and approval of management of Verona Pharma and Merck, agreed upon the final terms of the Transaction Agreement, which included (i) “reasonable best efforts” standard for obtaining regulatory approvals with a requirement for Merck to agree to divestitures or behavioral remedies as long as any such remedies would not have more than an immaterial effect on the business, operations or financial conditions of Verona Pharma, (ii) a six-month termination date with two three-month automatic extensions in the event that all conditions to Closing have been satisfied other than conditions to Closing related to regulatory clearances and (iii) a single termination fee equal to 1% of the equity value of the Transaction payable by Verona Pharma in all circumstances upon which the termination fee would become payable to Merck pursuant to the terms of the Transaction Agreement. With respect to the termination fee, the representatives of Latham continued to cite UK market norms and legal considerations regarding anything larger, and ultimately Merck agreed to that fee size in light of these considerations. The price of a Verona ADS closed at $86.86 on July 8, 2025.
Later in the day on July 8, 2025, the Verona Board held a meeting, with members of Verona Pharma’s management and representatives of Centerview and Latham in attendance. Representatives of Latham provided an overview of the fiduciary duties of the Verona Board in connection with considering and approving the Transaction and presented to the Verona Board the final agreed terms of the Transaction Agreement, including the Scheme of Arrangement. Representatives of Centerview reviewed Centerview’s relationship disclosure with the Verona Board, and the Verona Board determined there were no conflicts. At the request of the Verona Board, representatives of Centerview then rendered to the Verona Board an oral opinion, which was subsequently confirmed by delivery of a written opinion dated July 8, 2025, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the cash consideration to be paid to the holders of Verona ordinary shares (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. For a detailed discussion of Centerview’s opinion, please see below under the caption “— Opinion of Centerview Partners LLC.” Verona Pharma’s management also informed the Verona Board that, based upon, among other things, their views of Verona Pharma’s prospects on a standalone basis, their consideration of all the alternatives available to Verona Pharma and the information and advice provided by Centerview and Latham, it was Verona Pharma management’s recommendation that the Verona Board approve the Transaction as proposed by Merck upon the terms negotiated by the parties and as set forth in the Transaction Agreement, including the Scheme of Arrangement. The Verona Board then discussed the various reasons to approve the Transaction and certain other considerations. For a detailed description of the various reasons considered by the Verona Board, see “The Transaction — Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction” beginning on page 49 of this proxy statement. After further discussion, including on the process that led to the proposed Transaction, the alternatives available to Verona Pharma, including remaining as a standalone public company or pursuing strategic collaborations with respect to Ohtuvayre, and the risks and benefits associated with the proposed Transaction, the Verona Board unanimously resolved, among other things (i) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby were in the best interests of Verona Pharma and would promote the success of Verona Pharma for the benefit of its shareholders as a whole, (ii) that the execution, delivery and performance of the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby, be and were approved and (iii) to recommend to its shareholders the approval of the Scheme of Arrangement at the Court Meeting and the passing of the shareholder resolution at the general meeting of Verona shareholders to be convened in connection with the Scheme of Arrangement.
Immediately following the conclusion of the Verona Board meeting, Latham and Freshfields finalized all transaction documents and the Transaction Agreement and Voting Agreement were executed.
On July 9, 2025, Merck and Verona Pharma issued a joint press release announcing the entry into the Transaction Agreement.
Recommendation of the Verona Board; Verona Pharma’s Reasons for the Transaction
At a meeting held on July 8, 2025, the Verona Board unanimously resolved (i) that the Transaction Agreement, the Scheme of Arrangement and the transactions contemplated thereby were in the best interests of Verona Pharma and would promote the success of Verona Pharma for the benefit of its shareholders as a whole, (ii) that the execution, delivery and performance of the Transaction Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated thereby, be and were approved and (iii) to recommend to its shareholders the approval of the Scheme of Arrangement at the Court Meeting and the passing of the shareholder resolution at the general meeting of Verona shareholders to be convened in connection with the Scheme of Arrangement.
As described under “— Background of the Transaction”, in evaluating the Transaction, the Verona Board consulted with and received the advice of Verona Pharma’s outside legal and financial advisors, held discussions with Verona Pharma’s management and considered a number of factors that it believed supported its decision to enter into the Transaction Agreement. These factors included, but were not limited to, the following (not necessarily in order of relative importance):
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Analysis of Market Price. The Verona Board considered the relationship of the ADS Consideration to the price of the Verona ADSs immediately prior to the execution of the Transaction Agreement and the recent historical market price and volatility of the Verona ADSs, including the fact that the ADS Consideration represents (i) a premium of approximately 23% to the $86.86 closing price per Verona ADS on July 8, 2025, the last trading day prior to the date on which the Transaction Agreement was executed; (ii) a premium of approximately 23% to the trailing volume-weighted average price per share of $86.95 for the 30-day trading day period ended July 7, 2025; (iii) a premium of approximately 40% to the trailing volume-weighted average price per share of $76.17 for the 60-day trading day period ended July 2, 2025; and (iv) a premium of approximately 50% to the trailing volume-weighted average price per share of $71.45 for the 90-day trading day period ended July 7, 2025. The Verona Board believed that the ADS Consideration represents a compelling price for the Verona ADSs for the foreseeable future, taking into account the Verona Board’s familiarity with the business strategy, assets and prospects of Verona Pharma, the recent historical market price of the Verona ADSs and the Verona Board’s belief that the most recent market price of the Verona ADSs in part reflected speculation in the market about Verona Pharma’s participation in strategic activity.
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Certainty of Value. The Verona Board considered the all-cash nature of the ADS Consideration to be received by Verona shareholders in the Transaction, which would provide liquidity and certainty of value to Verona shareholders while avoiding exposure to Verona Pharma’s clinical, regulatory, commercialization and other business risks. Taking into account the business, operations, prospects, strategic and short and long term operating plans, assets, liabilities and financial condition of Verona Pharma, the Verona Board weighed the certainty of realizing compelling value for Verona ADSs by virtue of the Transaction against the uncertain prospect that the trading value of Verona ADSs would approach the ADS Consideration in the foreseeable future and the risks and uncertainties associated with the business generally, including those described below and those discussed in Verona Pharma’s public filings with the SEC. See “Where You Can Find More Information” beginning on page 119 of this proxy statement.

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Possible Strategic Alternatives. The Verona Board considered the process conducted by Verona Pharma, with the assistance of representatives of Centerview, to identify whether other potential parties might be interested in pursuing an acquisition of Verona Pharma, taking into account the expected interest of such parties generally, their financial capability to consummate a transaction of this size, their ability to provide deal certainty, and their ability to move expeditiously and efficiently to enter into a definitive agreement with respect to an acquisition of Verona Pharma and consummate such transaction. After a thorough review of strategic alternatives and discussions with management and Verona Pharma’s financial and legal advisors, the Verona Board determined that the ADS Consideration is more favorable to Verona shareholders than the expected potential value that might result from other strategic options available, including, but not limited to, remaining a standalone public company.

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Full and Fair Value. The Verona Board believed that the ADS Consideration of $107 per Verona ADS represents full and fair value for our Verona ADSs, taking into account the Verona Board’s familiarity with the business strategy, assets and prospects of Verona Pharma on a standalone basis and the relative certainty of the cash consideration payable in the Transaction as compared to the risks and uncertainties of continuing on a standalone basis as an independent public company.

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Sale Process. The Verona Board considered the progress and the outcome of Verona Pharma’s negotiations with Merck, including the increase in the ADS Consideration offered by Merck from the time of its initial expression of interest to the end of the negotiations, a number of changes in the terms and conditions of the Transaction Agreement (including the Scheme of Arrangement) from the version initially proposed by Merck that were favorable to Verona Pharma, Merck’s communications that its offer would be withdrawn if an agreement was not reached expeditiously, and the fact that a number of other strategic parties that had been contacted with respect to a potential acquisition of Verona Pharma had determined not to engage with Verona Pharma, had determined that they would not be capable of entering into a strategic transaction with Verona Pharma, or had otherwise failed to submit a proposal that the Verona Board considered compelling relative to the terms of the Transaction and the ADS Consideration of $107 per Verona ADS. Further, the Verona Board believed, based on these negotiations, that the ADS Consideration was the highest price per share that Merck was willing to pay and that the Transaction Agreement (including the Scheme of Arrangement) contained the most favorable terms to Verona Pharma to which Merck was willing to agree.

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Likelihood of Consummation. The Verona Board considered the anticipated timing of the consummation of the transactions contemplated by the Transaction Agreement, including the likelihood of consummation, based upon the scope of the conditions to the consummation of the Transaction, the relative likelihood of obtaining required regulatory approvals, the remedies available to Verona Pharma under the Transaction Agreement in the event Merck breached its obligation to close, including specific performance, and Merck’s reputation in the biopharmaceutical industry and its financial capacity to complete an acquisition of this size, which the Verona Board believed supported the conclusion that a transaction with Merck could be completed relatively expeditiously and in an orderly manner.
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Centerview’s Opinion and Related Analysis. The Verona Board considered the opinion of Centerview rendered orally to the Verona Board on July 8, 2025, which was subsequently confirmed by delivery of a written opinion dated such date that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken in preparing its opinion, the cash consideration to be paid to the holders of Verona ordinary shares (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders, as more fully described below under the captions “Opinion of Centerview Partners LLC”.

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Terms of the Transaction Agreement. The Verona Board considered the terms and conditions of the Transaction Agreement (including the Scheme of Arrangement), which was the product of arm’s-length negotiations with the assistance of Verona Pharma’s advisors, including the structure of the transaction, the all-cash form of the ADS Consideration, the limited scope of the conditions to the consummation of the Transaction, and the customary nature of the representations, warranties, and the covenants and agreements of the parties. For the reasons noted below, the Verona Board believed that the provisions of the Transaction Agreement were advisable and fair to, and in the best interests of, Verona Pharma and our shareholders. In particular:

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No Financing Condition. The Verona Board considered the representation of Merck that Merck would have available sufficient funds for the satisfaction of all of its obligations under the Transaction Agreement and to pay all related fees and expenses required to be paid by Merck or Transaction Sub pursuant to the terms of the Transaction Agreement, and that the consummation of the Transaction is not subject to a financing condition.

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No Solicitation Covenants and Fiduciary Outs. The Verona Board considered the non-solicitation covenants and “fiduciary out” provisions of the Transaction Agreement, which, subject to the terms and conditions thereof and limitations set forth therein, permit Verona Pharma to furnish information to, and to engage in discussions with, third parties that make unsolicited Acquisition Proposals meeting certain criteria, permit the Verona Board to change its recommendation to shareholders regarding the Transaction Agreement under certain circumstances and permit Verona Pharma to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal, subject to, among other things, payment of a termination fee to Merck. The Verona Board further considered the fact that the termination fee payable by Verona Pharma, in the opinion of the Verona Board, (i) is reasonable in light of the overall terms of the Transaction Agreement and the benefits of the Transaction, (ii) is consistent with the amount of such fees payable in comparable transactions on a relative basis and (iii) would not be a substantial impediment or preclude another party from making a competing proposal to acquire Verona Pharma.

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Termination Date. The Verona Board considered the fact that the termination date under the Transaction Agreement, on which either party, subject to certain exceptions, can terminate the Transaction Agreement, allows for sufficient time to consummate the transactions contemplated by the Transaction Agreement, but also prevents the Transaction Agreement from being extended for an unreasonable amount of time, which could adversely impact operations.

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Enforcement. The Verona Board considered Verona Pharma’s ability to obtain specific enforcement of the obligations of Merck and Bidco under the Transaction Agreement, thereby ensuring that Verona Pharma has an appropriate remedy in the event Merck and Bidco were to decline to comply with their obligations under the Transaction Agreement.

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Shareholder Approval. The Verona Board considered that the adoption of the Transaction Agreement would be subject to the approval of a simple majority in number of Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the

Scheme Shares in respect of which a vote has been cast and that such Scheme Shareholders would be free to vote against the adoption of the Transaction Agreement and the Scheme Proposal.
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Conditions to Closing; Interim Operations. The Verona Board considered the fact that the terms and conditions of the Transaction Agreement minimize, to the extent reasonably practical, the risk that a condition to consummation of the Transaction would not be satisfied and also provide reasonable flexibility to operate Verona Pharma’s business during the pendency of the Transaction.

The Verona Board, in consultation with members of Verona Pharma’ management, also assessed Verona Pharma’ prospects for substantially increasing shareholder value as a standalone company in excess of the ADS Consideration given the risks and uncertainties in Verona Pharma’s business, including, but not limited to, the following (which are not listed in any relative order of importance) and those discussed in Verona Pharma’s public filings with the SEC (see “Where You Can Find More Information” beginning on page 119 of this proxy statement):
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Verona Pharma may need additional funding to complete development and commercialization of any future product candidates and to continue to commercialize Ohtuvayre. If Verona Pharma is unable to raise capital when needed, Verona Pharma could be forced to delay, reduce or eliminate its product development programs or commercialization efforts.

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The terms of Verona Pharma’s credit facility place restrictions on its operating and financial flexibility, and its existing and any future indebtedness could adversely affect its ability to operate its business.

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Verona Pharma depends solely on the success of ensifentrine, which was recently approved by the FDA as Ohtuvayre. If Verona Pharma is unable to continue to commercialize Ohtuvayre, or successfully develop ensifentrine for other indications, its ability to generate revenue and its financial condition will be adversely affected.

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Verona Pharma may incur additional costs or experience delays in completing, or ultimately be unable to complete, the development and commercialization of its product candidates.

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Verona Pharma product and product candidates may have serious adverse, undesirable or unacceptable side effects which may delay or prevent marketing approval.

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Regulatory approval processes are lengthy, time consuming and inherently unpredictable, and if Verona Pharma is ultimately unable to obtain regulatory approval for its product candidates, its business will be substantially harmed.

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Verona Pharma operates in a highly competitive and rapidly changing industry, which may result in others discovering, developing or commercializing competing products before or more successfully than it does.

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If Verona Pharma’s products, including Ohtuvayre, do not gain market acceptance or if Verona Pharma fails to accurately forecast demand or manage its inventories, its business will suffer because Verona Pharma might not be able to fund future operations.

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Verona Pharma’s commercial capabilities and infrastructure, including sales, marketing, operations, manufacturing, distribution, and reimbursement infrastructure, may not be adequate to successfully commercialize Ohtuvayre.

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Verona Pharma relies on patents and other intellectual property rights to protect ensifentrine, the enforcement, defense and maintenance of which may be challenging and costly.

In the course of its deliberations, the Verona Board, in consultation with members of Verona Pharma’ management and representatives of Verona Pharma’ outside financial and legal advisors, also considered a variety of uncertainties, risks and other potentially negative factors concerning the Transaction Agreement and the transactions contemplated by the Transaction Agreement, including, but not limited to, the following (which are not listed in any relative order of importance):

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No Shareholder Participation in Future Earnings or Growth. The Verona Board considered that the nature of the Transaction as a cash transaction means that, if the Transaction is consummated, our shareholders will not participate in future earnings or growth of Verona Pharma and will not benefit from any appreciation in the value of Verona Pharma’s business, the success of any of Verona Pharma’s product candidates or any appreciation in the shares of the surviving corporation.

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Risk Associated with Failure to Consummate the Transaction. The Verona Board considered the possibility that the transactions contemplated by the Transaction Agreement, including the Transaction, might not be consummated, and that consummation of the Transaction is subject to the satisfaction of certain conditions that may not be within our control, including receipt of the necessary regulatory clearances and approvals and that no Material Adverse Effect with respect to Verona Pharma has occurred that is continuing. The Verona Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Transaction will be satisfied and, as a result, it is possible that the Transaction may not be consummated even if the Transaction Agreement is adopted by our shareholders. The Verona Board considered the fact that if the Transaction is not consummated (i) Verona Pharma will have incurred significant transaction and opportunity costs, including the possibility of disruption to our operations, diversion of management and employee attention, employee attrition and a potentially negative effect on our business relationships, (ii) the trading price of the Verona ADSs may be adversely affected, and (iii) the market’s perceptions of our prospects could be adversely affected.

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Interim Operating Covenants. The Verona Board considered the restrictions on the conduct of Verona Pharma’s business during the pendency of the Transaction, which may delay or prevent Verona Pharma from undertaking potential business opportunities that may arise, may have a material adverse effect on our ability to respond to changing market and business conditions in a timely manner (or at all), or may negatively affect our ability to attract, retain and motivate key personnel. The Verona Board also considered that the focus and resources of Verona Pharma’s management may become diverted from other important business opportunities and operational matters while working to consummate the Transaction, which could adversely affect our business.

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No Solicitation Covenants and Termination Fee. The Verona Board considered the fact that, subject to certain exceptions, the Transaction Agreement precludes Verona Pharma and its representatives from soliciting alternative acquisition proposals, and requires Verona Pharma to pay to Merck the termination fee if the Transaction Agreement is terminated under certain circumstances, including a termination of the Transaction Agreement by Verona Pharma to enter into a definitive agreement for a Superior Proposal, as described in “The Transaction Agreement — Termination Fee; Certain Expenses” beginning on page 94 of this proxy statement. The Verona Board also considered, but did not consider preclusive, the fact that the right afforded to Merck under the Transaction Agreement to propose amendments or modifications to the terms and conditions of the Transaction Agreement in response to a Superior Proposal may discourage other parties that might otherwise have an interest in a business combination with, or an acquisition of, Verona Pharma. The Verona Board also considered that the amount of the termination fee, as compared to termination fees in transactions of a similar size, in the opinion of the Verona Board, was reasonable and would not likely deter competing bids. The Verona Board also recognized that the provisions in the Transaction Agreement relating to non-solicitation and the termination fee were required by Merck as conditions to entering into the Transaction Agreement.

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Effect of Transaction Announcement. The Verona Board considered the potential effect of the announcement of the Transaction Agreement, including effects on trading price of the Verona ADSs and operations, including our relationships with suppliers, distributors, vendors, collaborators and employees, and our ability to attract and retain key personnel during the pendency of the transactions contemplated by the Transaction Agreement, as well as the possibility of a suit, action or proceeding in respect of the Transaction Agreement or the transactions contemplated thereby.

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Transaction Costs. The Verona Board considered the fact that we have incurred and will continue to incur significant transaction costs and expenses in connection with the Transaction, regardless of whether the Transaction is consummated.

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Taxable Transaction. The Verona Board considered that receipt of the all-cash consideration would be taxable to our shareholders that are treated as U.S. holders (as defined in “Material United States Federal Income Tax Consequences of the Transaction” beginning on page 112 of this proxy statement) for United States federal income tax purposes.

In addition, the Verona Board was aware of and considered the interests of its directors and executive officers that may be different from, or in addition to, the interests of Verona shareholders generally when approving the Transaction Agreement and recommending that Verona shareholders vote to approve each of the Proposals. See “— Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction”.
The Verona Board determined that, overall, these potential risks and uncertainties were outweighed by the benefits that the Verona Board expects to achieve for Verona shareholders as a result of the Transaction and that the terms of the Transaction were therefore fair and reasonable. The Verona Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the foregoing reasons.
The foregoing discussion of the information and factors that the Verona Board considered is not intended to be exhaustive, but is meant to include the material factors regarding the Transaction that the Verona Board considered, which are not necessarily presented in order of relative importance. In light of the complexity and wide variety of factors that the Verona Board considered, the Verona Board did not find it practical to, and did not attempt to, quantify, rank or otherwise assign relative or specific weights or values to any of the factors considered and did not undertake to make any specific determinations as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Verona Board. Rather, the Verona Board made its recommendation based on the totality of the information available to the Verona Board. In addition, individual members of the Verona Board may have given different weights to different factors.
The foregoing description of Verona Pharma’s consideration of the factors supporting the Transaction is forward-looking in nature. This information should be read in light of the factors discussed in the section entitled “Cautionary Statement Regarding Forward-Looking Statements”.
ACCORDINGLY, THE VERONA BOARD UNANIMOUSLY RECOMMENDS THAT VERONA SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SCHEME PROPOSAL, “FOR” THE APPROVAL OF THE SCHEME IMPLEMENTATION PROPOSAL AND “FOR” THE NON-BINDING ADVISORY PROPOSAL TO APPROVE CERTAIN COMPENSATION ARRANGEMENTS.
Opinion of Centerview Partners LLC
On July 8, 2025, Centerview rendered to the Verona Board its oral opinion, subsequently confirmed in a written opinion dated such date, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the consideration to be paid to the holders of Verona ordinary shares (including, for the avoidance of doubt, Verona ordinary shares represented by Verona ADSs) (other than Excluded Shares) pursuant to the Transaction Agreement was fair, from a financial point of view, to such holders. References to the term “consideration” in this section shall be deemed to be the $13.375 per Verona ordinary share consideration in cash, without interest.
The full text of Centerview’s written opinion, dated July 8, 2025, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety by reference to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Verona Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of Verona ordinary shares (including, for the avoidance of doubt, Verona ordinary shares represented by Verona ADSs) (other than Excluded Shares) of the consideration to be paid to such holders pursuant to the Transaction Agreement. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any shareholder of Verona Pharma or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the Transaction Agreement, dated July 8, 2025, and a draft of the form of Scheme of Arrangement attached to the Transaction Agreement, dated July 8, 2025, collectively referred to in this summary of Centerview’s opinion as the “Draft Transaction Agreement”;

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Annual Reports on Form 10-K of Verona Pharma for the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022;

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certain interim reports to shareholders and Quarterly Reports on Form 10-Q of Verona Pharma;

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certain publicly available research analyst reports for Verona Pharma;

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certain other communications from Verona Pharma to its shareholders; and

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Verona Pharma, including certain financial forecasts, analyses and projections relating to Verona Pharma prepared by management of Verona Pharma and furnished to Centerview by Verona Pharma for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Forecasts”, and are described further below under the section entitled “— Certain Unaudited Prospective Financial Information” beginning on page 61 of this proxy statement, and which are collectively referred to in this summary of Centerview’s opinion as the “Internal Data”.

Centerview also participated in discussions with members of the senior management and representatives of Verona Pharma regarding their assessment of the Internal Data. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for Verona Pharma and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant. Centerview also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with Verona Pharma’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at Verona Pharma’s direction, that the Internal Data (including, without limitation, the Forecasts) were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Verona Pharma as to the matters covered thereby and Centerview relied, at Verona Pharma’s direction, on the Internal Data (including, without limitation, the Forecasts) for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Internal Data or the assumptions on which it was based. In addition, at Verona Pharma’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Verona Pharma, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Verona Pharma. Centerview assumed, at Verona Pharma’s direction, that the final executed Transaction Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Transaction Agreement reviewed by Centerview. Centerview also assumed, at Verona Pharma’s direction, that the Transaction will be consummated on the terms set forth in the Transaction Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Verona Pharma, or the ability of Verona Pharma to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.
Centerview’s opinion expressed no view as to, and did not address, Verona Pharma’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Verona Pharma or in which Verona Pharma might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s written opinion, to the holders of the Verona ordinary shares (including, for the avoidance of doubt, Verona ordinary shares represented by Verona ADSs) (other than Excluded Shares) of the consideration to be paid to such holders pursuant to the Transaction Agreement. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Transaction Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of Verona Pharma or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Verona Pharma or any party, or class of such persons in connection with the Transaction, whether relative to the consideration to be paid to the holders of the Verona ordinary shares (including, for the avoidance of doubt, Verona ordinary shares represented by Verona ADSs) pursuant to the Transaction Agreement or otherwise. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’s written opinion. Centerview’s opinion does not constitute a recommendation to any shareholder of Verona Pharma or any other person as to how such shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Verona Board (in the directors’ capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview Financial Analysis
The following is a summary of the material financial analyses prepared and reviewed with the Verona Board in connection with Centerview’s opinion, dated July 8, 2025. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analyses summarized below should not be taken to be Centerview’s view of the actual value of Verona Pharma. Some of the summaries of the financial analyses set forth below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses performed by Centerview. Considering the data in the tables below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Verona Pharma or any other parties to the Transaction. None of Verona Pharma, Merck, Bidco, Centerview nor any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Verona Pharma do not purport to be appraisals or reflect the prices at which Verona Pharma may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 7, 2025 (the last trading day before the execution of the Transaction Agreement) and is not necessarily indicative of current market conditions. For purposes of this section, the term “Implied Per Verona ADS Consideration Value” means the value of $107.00 per Verona ADS implied by the consideration.
Selected Public Company Analysis
Centerview reviewed certain financial information of Verona Pharma and compared it to corresponding financial information of certain publicly traded companies that Centerview selected based on its experience and professional judgment (which are referred to as the “selected companies” in this summary of Centerview’s financial analyses). Although none of the selected companies is directly comparable to Verona Pharma, the companies listed below were chosen by Centerview, among other reasons, because they are publicly traded early-commercial stage biopharmaceutical companies with certain operational, business and/or financial characteristics that, for purposes of Centerview’s analysis, may be considered similar to those of Verona Pharma.
However, because none of the selected companies is exactly the same as Verona Pharma, Centerview believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected public company analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of Verona Pharma and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of July 7, 2025, Centerview calculated, for each selected company, the company’s enterprise value (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities) plus the book value of debt and certain liabilities less cash and cash equivalents), as a multiple of Wall Street research analyst consensus estimated revenue for such company for the calendar year 2028 (“2028E EV/Revenue Multiple”).
The companies reviewed and the 2028E EV/Revenue Multiples for the selected companies were as follows:
Selected Companies	2028 EV/Revenue Multiple
Apellis Pharmaceuticals, Inc.	1.8x
Axsome Therapeutics, Inc.	3.0x
BridgeBio Pharma, Inc.	5.4x
Madrigal Pharmaceuticals, Inc.	2.9x
TG Therapeutics, Inc.	4.5x
Median	3.0x

Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of 2028E EV/Revenue Multiples of 2.5x to 4.5x. In selecting this range of 2028E EV/Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of Verona Pharma and the selected companies that could affect their public trading values in order to provide a context in which to consider the results of the quantitative analysis. Applying this range of 2028E EV/Revenue Multiples to Verona Pharma’s estimated calendar year risk-adjusted 2028 revenue of $2.046 billion, as set forth in the Internal Data, and adding to it Verona Pharma’s estimated net cash (including the book value of equity investments) of $203 million as of June 30, 2025, and dividing the result of the foregoing calculations by the number of fully diluted outstanding Verona ordinary shares (including the number of Verona ordinary shares represented by outstanding Verona ADSs), determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money Verona Pharma share options, Verona Pharma RSUs and Verona Pharma PRSUs (assuming performance at target) as of July 7, 2025, based on the Internal Data, resulted in an implied per Verona ordinary share equity value range of approximately $7.15 to $12.60 and an implied per Verona ADS equity value range of approximately $57.25 to $100.70, in each case rounded to the nearest $0.05. Centerview then compared this per Verona ordinary share equity value range to the consideration per Verona ordinary share of $13.375 (which implied consideration per Verona ADS of $107.00).
Selected Precedent Transactions Analysis
Centerview reviewed and compared certain information relating to the following selected early-commercial biopharmaceutical transactions that Centerview, based on its experience and professional judgment, deemed relevant to consider in relation to Verona Pharma and the Transaction. These transactions were selected, among other reasons, because their participants, size or other factors, for purposes of Centerview’s analysis, may be considered similar to the Transaction. Centerview used its experience, expertise and knowledge of these industries to select transactions that involved companies with certain operational, business and/or financial characteristics that, for purposes of this analysis, may be considered similar to those of Verona Pharma.
However, because none of the selected transactions used in this analysis is identical or directly comparable to the Transaction, Centerview believed that it was inappropriate to rely solely on the quantitative results of the selected transaction analysis. Accordingly, Centerview also made qualitative judgments, based on its experience and professional judgment, concerning differences between the operational, business and/or financial characteristics of Verona Pharma and each target company as well as the Transaction and the selected transactions that could affect the transaction values of each in order to provide a context in which to consider the results of the quantitative analysis.
Using publicly available information obtained from SEC filings and other data sources as of July 7, 2025, Centerview calculated, for each selected transaction, the transaction value (calculated as the offer value (determined using the treasury stock method and taking into account outstanding in-the-money options, warrants, restricted stock units, performance stock units and other convertible securities), plus the book value of debt and certain liabilities less cash and cash equivalents implied for each target company based on the consideration payable in the applicable selected transaction) as a multiple of the target company’s management’s risk-adjusted four-year forward projected revenue at the time of the transaction announcement (“Four-Year Forward Revenue Multiple”).

The selected transactions considered in this analysis are summarized below:
Date Announced	Target	Acquirer	Transaction Value/4-Year Forward Revenue
06/02/25	Blueprint Medicines Corporation	Sanofi S.A.	4.5x
04/28/25	SpringWorks Therapeutics, Inc.	Merck KGaA	2.6x
01/13/25	Intra-Cellular Therapies, Inc.	Johnson & Johnson	5.4x
11/30/23	ImmunoGen, Inc.	AbbVie Inc.	9.9x
05/10/22	Biohaven Pharmaceutical Holding Company Ltd.	Pfizer Inc.	4.6x
02/03/21	GW Pharmaceuticals plc	Jazz Pharmaceuticals Public Limited Company	3.4x
Median			4.5x
Based on its analysis and other considerations that Centerview deemed relevant in its professional judgment and experience, Centerview selected a reference range of Four-Year Forward Revenue Multiples of 3.5x to 5.5x. In selecting this range of Four-Year Forward Revenue Multiples, Centerview made qualitative judgments based on its experience and professional judgment concerning differences between the business, financial and operating characteristics of Verona Pharma and the target companies included in the selected transactions and other factors that could affect each transaction or other values in order to provide a context in which to consider the results of the quantitative analysis.
Applying this range of Four-Year Forward Revenue Multiples to Verona Pharma’s estimated four-year forward risk-adjusted revenue, as set forth in the Internal Data, and adding to it Verona Pharma’s estimated net cash (including the book value of equity investments and debt prepayment costs) of $191 million as of June 30, 2025, and dividing the result of the foregoing calculations by the number of fully diluted outstanding Verona ordinary shares (including the number of Verona ordinary shares represented by outstanding Verona ADSs), determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money Verona Pharma share options, Verona Pharma RSUs and Verona Pharma PRSUs (assuming performance at target) as of July 7, 2025, based on the Internal Data, resulted in an implied per Verona ordinary share equity value range of approximately $11.30 to $17.50 and an implied per Verona ADS equity value range of approximately $90.20 to $140.00, in each case rounded to the nearest $0.05. Centerview then compared this per Verona ordinary share equity value range to the consideration per Verona ordinary share of $13.375 (which implied consideration per Verona ADS of $107.00).
Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Verona Pharma based on the Forecasts and the calculations of risk adjusted, after-tax unlevered free cash flows set forth in the section entitled “— Certain Unaudited Prospective Financial Information” beginning on page 61 of this proxy statement. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
In performing this analysis, Centerview calculated a range of Verona Pharma equity values by (a) discounting to present value as of June 30, 2025 using discount rates ranging from 11.0% to 13.0% (reflecting Centerview’s analysis of Verona Pharma’s weighted average cost of capital using the capital asset pricing model and based on considerations that Centerview deemed relevant in its professional judgment and experience, taking into account certain metrics including levered and unlevered betas for comparable group companies) and using a mid-year convention: (i) the forecasted risk-adjusted, after-tax unlevered free cash flows of Verona Pharma over the period beginning on July 1, 2025 and ending on December 31, 2044, utilized by Centerview based on the Forecasts, (ii) an implied terminal value of Verona Pharma, calculated by Centerview by assuming (as directed by Verona Pharma management) that unlevered free cash flows would decline in perpetuity after December 31, 2044 at a free cash flow decline of 65% year over year, (iii) tax savings from usage of Verona Pharma’s United Kingdom net operating losses of $261 million as of December 31, 2024 and (b) adding to the foregoing results Verona Pharma’s estimated net cash (including the value of equity investments) of $203 million as of June 30, 2025. Centerview divided the result of the foregoing calculations by the number of fully diluted outstanding Verona ordinary shares (including the number of Verona ordinary shares represented by outstanding Verona ADSs), determined using the treasury stock method and taking into account the dilutive impact of outstanding in-the-money Verona Pharma share options, Verona Pharma RSUs and Verona Pharma PRSUs (assuming performance at target) as of July 7, 2025, based on the Internal Data, resulted in an implied per Verona ordinary share equity value range of approximately $11.40 to $12.80 and an implied per Verona ADS equity value range of approximately $91.35 to $102.50 in each case rounded to the nearest $0.05. Centerview then compared this per Verona ordinary share equity value range to the consideration per Verona ordinary share of $13.375 (which implied consideration per Verona ADS of $107.00).
Other Factors
Centerview noted for the Verona Board certain additional factors solely for reference and informational purposes only, including, among other things, the following:
•
Trading Range Analysis.   Centerview reviewed the historical price performance of the Verona ADSs for the 52-week period ended July 7, 2025, which reflected low and high closing prices during this 52-week period of $17.01 per Verona ADS to $97.22 per Verona ADS, which implied a range from $2.13 per Verona ordinary share to $12.15 per Verona ordinary share.

•
Wall Street Price Target Analysis.   Centerview reviewed share price targets for the Verona ADSs in 12 Wall Street research analyst reports publicly available as of July 7, 2025, noting these share price targets ranged from $90.00 per Verona ADS to $170.00 per Verona ADS, which implied a range from $11.25 per Verona ordinary share to $21.25 per Verona ordinary share.

•
Premia Paid Analysis.   Centerview performed an analysis of premia paid in the six selected transactions involving publicly traded biopharmaceutical companies, as set forth above under “— Summary of Centerview Financial Analysis — Selected Transactions Analysis”, for which premium data was available. Centerview calculated, for each such transaction, the percentage premium represented by the transaction price per share to the target company’s market price per share on the trading day prior to the first public knowledge of the possibility of the transaction, which is referred to as the 1-day premium. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a premium range of 25% to 85% to Verona Pharma’s closing price per Verona ADS on July 7, 2025 of $91.20, which resulted in an implied price range of approximately $114.00 to $168.70 per Verona ADS and $14.25 to $21.10 per Verona ordinary share, in each case rounded to the nearest $0.05. Centerview also calculated, for each such transaction, the premium represented by the transaction price per share to target company’s 60-day volume-weighted average price ending on the trading day prior to the first public knowledge of the possibility of the transaction, which is referred to as the 60-day VWAP premium. Based on the analysis above and other considerations that Centerview deemed relevant in its professional judgment, Centerview applied a premium range of 35% to 70% to Verona Pharma’s 60-day VWAP per Verona ADS of $76.17, which resulted in an implied price range of approximately $102.85 to $129.50 per Verona ADS and $12.85 to $16.20 per Verona ordinary share, in each case rounded to the nearest $0.05.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.

Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Verona Board in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the Verona Board or management of Verona Pharma with respect to the consideration or as to whether the Verona Board would have been willing to determine that a different consideration was fair. The consideration for the Transaction was determined through arm’s-length negotiations between Verona Pharma and Merck and was approved by the Verona Board. Centerview provided advice to Verona Pharma during these negotiations. Centerview did not, however recommend any specific amount of consideration to Verona Pharma or the Verona Board or that any specific amount of consideration constituted the only appropriate consideration for the Transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview had not been engaged to provide financial advisory or other services to Verona Pharma, and Centerview did not receive any compensation from Verona Pharma during such period. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Merck or Bidco, and Centerview did not receive compensation from Merck or Bidco during such period. Centerview may provide financial advisory and other services to or with respect to Verona Pharma or Merck or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and Centerview’s affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Verona Pharma, Merck or any of their respective affiliates, or any other party that may be involved in the Transaction.
The Verona Board selected Centerview as its financial advisor in connection with the Transaction based on Centerview’s reputation and experience in providing M&A advisory services to the biopharmaceutical industry. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.
In connection with Centerview’s services as financial advisor to the Verona Board, Verona Pharma has agreed to pay Centerview an aggregate fee of approximately $113 million, $2 million of which was payable upon the rendering of its opinion and the remainder of which is payable contingent upon consummation of the Transaction. In addition, Verona Pharma has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.
Certain Unaudited Prospective Financial Information
Verona Pharma does not, as a matter of course, make public projections as to its future financial performance, due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates and the inherent difficulty of predicting financial performance for future periods. However, Verona Pharma’s management has historically prepared and periodically updated forecasts for use in discussions and reviews with the Verona Board of Verona Pharma’s strategic plan. In connection with our strategic planning process and the Board’s evaluation of the Transaction, as described further in the section captioned “The Transaction — Background of the Transaction”, Verona Pharma’s management prepared and reviewed with the Board certain unaudited prospective financial information of Verona Pharma as an independent company for the fiscal years 2025 through 2044, as prepared and used as described below (referred to as the “Unaudited Prospective Financial Information”).
The Unaudited Prospective Financial Information was prepared for internal use only and not for public disclosure and was provided to the Board for the purposes of considering, analyzing and evaluating the Transaction. The Unaudited Prospective Financial Information was also provided to, approved by Verona Pharma for use by, and relied upon by, Centerview, Verona Pharma’s financial advisor, for the purposes of Centerview’s financial analyses and fairness opinions in connection with the Transaction (as described in more detail in the section captioned “The Transaction — Opinion of Centerview Partners LLC”), and constituted the only financial projections with respect to the Company used by Centerview in performing such financial analyses. The Unaudited Prospective Financial Information was not provided to Merck or any other prospective bidder. The Unaudited Prospective Financial Information includes estimates of Verona Pharma’s financial performance on a risk-adjusted basis. With Verona Pharma’s consent, Centerview assumed that the Unaudited Prospective Financial Information was reasonably prepared on bases reflecting the best then available estimates and judgments of our management as to Verona Pharma’s future financial performance, and relied on Verona Pharma’s assessments as to the validity of, and risks associated with, our products and product candidates.
The Unaudited Prospective Financial Information was developed based on Verona Pharma’s management’s knowledge of and assumptions with respect to Verona Pharma’s business, including with respect to the commercialization of Verona Pharma’s Ohtuvayre for the maintenance treatment of COPD in the United States, the development of ensifentrine in combination with glycopyrolate for the maintenance treatment of patients with COPD (“combo”) and a program exploring the safety and efficacy of ensifentrine for patients with non-cystic fibrosis bronchiectasis (“NCFB”). The Unaudited Prospective Financial Information was developed without giving effect to the Transaction, including any impact of the negotiation or execution of the Transaction Agreement or the consummation of the Transaction, the expenses that have already or may be incurred in connection with completing the Transaction or any changes to Verona Pharma’s operations or strategy that may be implemented during the pendency of or following the consummation of the Transaction. The Unaudited Prospective Financial Information also does not consider the effect of any failure of the Transaction to be completed and it should not be viewed as accurate or continuing in that context.
The Unaudited Prospective Financial Information was not prepared with a view toward public disclosure or complying with accounting principles generally accepted in the United States (which we refer to as “GAAP”). In addition, the Unaudited Prospective Financial Information was not prepared with a view toward complying with the guidelines established by the SEC or the American Institute of Certified Public Accountants with respect to prospective financial information. Neither Verona Pharma’s independent registered public accounting firm nor any other independent accountants have (1) compiled, reviewed, audited, examined or performed any procedures with respect to the Unaudited Prospective Financial Information, (2) expressed any opinion or any other form of assurance on such information or the achievability of the Unaudited Prospective Financial Information or (3) assumed any responsibility for the Unaudited Prospective Financial Information.
Because the Unaudited Prospective Financial Information reflects estimates and judgments, it is susceptible to sensitivities and assumptions, as well as multiple interpretations based on actual experience and business developments. The Unaudited Prospective Financial Information also covers multiple years, and such information by its nature becomes less predictive with each succeeding year. The Unaudited Prospective Financial Information is not, and should not be considered to be, a guarantee of future operating results. Further, the Unaudited Prospective Financial Information is not fact and should not be relied upon as being necessarily indicative of Verona Pharma’s future results.
Although the Unaudited Prospective Financial Information is presented with numerical specificity, it reflects numerous assumptions and estimates as to future events. The Unaudited Prospective Financial Information will be affected by, among other factors, Verona Pharma’s ability to achieve our goals for the development, regulatory approval and commercialization of its products and product candidates, including on the timeline assumed for purposes of the Unaudited Prospective Financial Information. The Unaudited Prospective Financial Information reflects assumptions and uncertainties that are subject to change. Important factors that may affect actual results and cause the Unaudited Prospective Financial Information not to be achieved are described in the section captioned “Cautionary Statement Regarding Forward-Looking Statements” in this proxy statement and in our other filings with the SEC, including those listed under the section captioned “Where You Can Find More Information.” All of these factors are difficult to predict, and many of them are outside of our control. As a result, there can be no assurance that the Unaudited Prospective Financial Information will be realized, and actual results may be materially better or worse than those contained in the Unaudited Prospective Financial Information, whether or not the Transaction is consummated. The Unaudited Prospective Financial Information also reflects assumptions as to certain business decisions that are subject to change. The Unaudited Prospective Financial Information may differ from publicized analyst estimates and forecasts and does not consider any events or circumstances after the date that it was prepared, including the announcement of the entry into the Transaction Agreement. The

Unaudited Prospective Financial Information has not been updated or revised to reflect information or results after the date it was prepared or as of the date of this proxy statement. Except to the extent required by applicable federal securities laws, we do not intend to update or otherwise revise the Unaudited Prospective Financial Information to reflect circumstances existing after the date that such information was prepared or to reflect the occurrence of future events. Verona Pharma has or may report results of operations for periods included in the Unaudited Prospective Financial Information that were or will be completed following the preparation of the Unaudited Prospective Financial Information. Shareholders and investors are urged to refer to Verona Pharma’s periodic filings with the SEC for information on Verona Pharma’s actual historical results.
Certain of the financial measures included in the Unaudited Prospective Financial Information are “non-GAAP financial measures.” These are financial performance measures that are not calculated in accordance with GAAP. These non-GAAP financial measures should not be viewed as a substitute for GAAP financial measures, and may be different from non-GAAP financial measures used by other companies. Furthermore, there are limitations inherent in non-GAAP financial measures because they exclude charges and credits that are required to be included in a GAAP presentation. In certain circumstances, including those applicable to the Unaudited Prospective Financial Information, financial measures included in forecasts provided to a financial advisor and a board of directors in connection with a business combination transaction are excluded from the definition of “non-GAAP financial measures” under applicable SEC rules and regulations. As a result, the Unaudited Prospective Financial Information is not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure. Reconciliations of non-GAAP financial measures were not provided to or relied upon by the Board or Centerview. Accordingly, no reconciliation of the financial measures included in the Unaudited Prospective Financial Information is provided in this proxy statement.
The Unaudited Prospective Financial Information constitutes forward-looking statements. By including the Unaudited Prospective Financial Information in this proxy statement, neither Verona Pharma nor any of its representatives has made or makes any representation to any person regarding Verona Pharma’s ultimate performance as compared to the information contained in the Unaudited Prospective Financial Information. The inclusion of the Unaudited Prospective Financial Information should not be regarded as an indication that the Board, Verona Pharma or any other person considered, or now considers, the Unaudited Prospective Financial Information to be predictive of actual future results. Further, the inclusion of the Unaudited Prospective Financial Information in this proxy statement does not constitute an admission or representation by Verona Pharma that the information presented is material. The Unaudited Prospective Financial Information is included in this proxy statement solely to give Verona Pharma’s shareholders access to the information that was provided to the Board and Centerview. The Unaudited Prospective Financial Information is not included in this proxy statement in order to influence any Verona shareholder to make any investment decision with respect to the Transaction or otherwise.
Unaudited Prospective Financial Information
Various judgments and assumptions were made when preparing the Unaudited Prospective Financial Information, including, among others (1) revenue estimates based on various assumptions, including with respect to addressable patient population, United States commercial launch years for the combo dose and NCFB indication, years to peak sales and pricing, (2) estimates of upfront, milestone and royalty payments from partnerships for the development and commercialization of Ohtuvayre outside of the United States, (3) assumptions with respect to cost of goods sold based on percentages of revenue, (4) estimated royalty and milestone payments by Verona Pharma to Ligand, (5) research and development expenses based on estimated trial costs for the combo and NCFB development projects and ongoing research and development and post-marketing costs, (6) estimates of commercialization costs, and estimates of general and administrative costs growing annually through loss of exclusivity, (7) a 15% tax rate on earnings of Verona Pharma PLC and 25% tax rate on earnings of Verona Pharma Inc., (8) the benefit of $261 million of U.K. net operating losses (NOLs) as of December 31, 2024 and (9) no material capital expenditures or depreciation and amortization.
Probability of success was estimated as follows:
•
100% probability of success on sales of Ohtuvayre in COPD;

•
75% probably of success on sales of the combo dose and related costs, other than research and development which remained at 100%;

•
25% probability of success on the NCFB indication and all related costs; and

•
90% probability of success on licensing activities outside the United States.

The following table presents estimates of Verona Pharma’s net revenue, gross profit, EBIT, net income and unlevered free cash flow, in each case, for the fiscal years 2025 through 2044, as reflected in the Unaudited Prospective Financial Information, as approved by Verona Pharma’s management.
	Fiscal Year Ending December 31,
	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034
	($ in millions, Unaudited)
Net Revenue	$506	$833	$1,284	$2,046	$2,655	$3,471	$4,057	$4,755	$3,894	$4,245
Gross Profit	$479	$792	$1,220	$1,942	$2,518	$3,286	$3,833	$4,484	$3,636	$4,035
EBIT(1)	$116	$428	$664	$1,310	$1,838	$2,542	$3,014	$3,546	$2,672	$3,003
Net Income	$89	$354	$557	$1,071	$1,522	$2,121	$2,548	$3,032	$2,437	$2,770
Unlevered Free Cash Flow(2)	$67	$293	$435	$927	$1,314	$1,836	$2,249	$2,618	$2,225	$2,231
	Fiscal Year Ending December 31,
	2035	2036	2037	2038	2039	2040	2041	2042	2043	2044
	($ in millions, Unaudited)
Net Revenue	$3,893	$2,146	$1,576	$860	$750	$529	$302	$221	$178	$147
Gross Profit	$3,677	$1,997	$1,446	$749	$672	$473	$271	$198	$160	$132
EBIT(1)	$2,619	$1,387	$994	$490	$446	$308	$168	$118	$93	$76
Net Income	$2,556	$1,703	$1,502	$2,560	$1,284	$1,236	$1,176	$1,187	$1,215	$1,249
Unlevered Free Cash Flow(2)	$2,117	$1,080	$740	$749	$389	$294	$177	$115	$88	$71

(1)
“EBIT” refers to Verona Pharma’s gross profit less total operating expenses.

(2)
”Unlevered Free Cash Flow” refers to EBIT, less tax expenses, less capital expenditures, plus depreciation and amortization, less changes in net working capital.

Financing of the Transaction
The consummation of the Transaction is not conditioned upon receipt of financing by Merck. We anticipate that the total amount of funds necessary to consummate the Transaction and the related transactions, not including fees and expenses, will be approximately $10 billion, including the estimated funds needed to (i) pay our shareholders the consideration due to them under the Transaction Agreement and (ii) make payments in respect of outstanding Verona Pharma Equity Awards pursuant to the Transaction Agreement.
We understand that Merck expects to fund amounts needed for the acquisition of Verona Pharma under the Transaction Agreement through the use of cash on hand, commercial paper or existing or new credit facilities. Merck and Bidco have represented in the Transaction Agreement that Merck has available and will have available, and Bidco will have available as of the Effective Time, sufficient funds for the satisfaction of all of their obligations under the Transaction Agreement and to pay all related fees and expenses required to be paid by Merck or Bidco pursuant to the terms of the Transaction Agreement.
Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction
Verona Pharma’s non-employee directors and executive officers may be deemed to have, similar to other transactions of this type, certain financial interests in the Transaction that may be different from, or in addition to, the interests of the Verona shareholders generally. The members of the Verona Board were aware of and considered these interests in reaching the determination to approve the agreement and recommend to the Verona shareholders that they vote to approve the Proposals.
Verona Pharma’s executive officers for purposes of the discussion below are David Zaccardelli, Pharm.D. (President, Chief Executive Officer and Executive Director), Mark W. Hahn (Chief Financial Officer), Andrew Fisher (General Counsel) and Kathleen Rickard, M.D. (Chief Medical Officer).
Treatment of Verona Pharma Equity Awards
For information regarding beneficial ownership of Verona ordinary shares, Verona ADSs and Verona Pharma Options, other than the unvested equity-based awards described below, by each of Verona Pharma’s non-employee directors and named executive officers and all of the directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management”. Each of Verona Pharma’s non-employee directors and executive officers will be entitled to receive, for each Verona ordinary share or Verona ADS he or she holds, the same transaction consideration as described in the section entitled “The Transaction Agreement — Scheme Deliverables to Verona Shareholders”.
As described further in the section entitled “The Transaction Agreement — Treatment of Verona Pharma Equity Awards”, immediately prior to the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding and unvested Verona Pharma Option will become fully vested, and as of the Effective Time, each outstanding Verona Pharma Option that has an exercise price that is less than the ADS Consideration will be automatically converted into the right to receive an amount in cash equal to the product of (1) the aggregate number of Verona ADSs underlying such Verona Pharma Option and (2) the excess, if any, of (x) an amount equal to the ADS Consideration over (y) the exercise price of such Verona Pharma Option. As of the Effective Time and unless otherwise agreed between Merck and the equity award holder, each Verona Pharma Option that has an exercise price that is equal to or greater than the ADS Consideration will be automatically cancelled for no consideration. At the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding Verona Pharma RSU will become fully vested as of immediately prior to the Effective Time, and as of the Effective Time, will be automatically converted into the right to receive an amount in cash equal to the product of (A) the aggregate number of Verona ADSs underlying such Verona Pharma RSU and (B) the ADS Consideration. At the Effective Time and unless otherwise agreed between Merck and the equity award holder, and subject to all required withholding taxes, each outstanding Verona Pharma PRSU that had previously become earned or is eligible to be earned will be automatically converted into the right to receive an amount in cash equal to the product of (a) the number of earned and vested Verona ADSs underlying such Verona Pharma PRSU (with performance for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, calculated by assuming achievement of the applicable performance level at 100% or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%) and (b) the ADS Consideration. The level of achievement of the PRSU Stretch Portion will be determined based on a good faith estimate by the Company of the actual performance as of the closing date (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%)). As of the Effective Time, each outstanding Verona Pharma PRSU that was eligible to be earned in a performance quarter that was completed prior to the Effective Time, but which was not earned, will be automatically cancelled for no consideration.
The following table sets forth, for each of Verona Pharma’s non-employee directors and executive officers, (i) the number and value of vested Verona Pharma Options, (ii) the number and value of unvested Verona Pharma Options, (iii) the number and value of unvested Verona Pharma RSUs, (iv) the number and value of unvested Verona Pharma PRSUs and (v) the total number and value of Verona ADSs subject to Verona Pharma Options, unvested Verona Pharms RSUs and unvested Verona Pharma PRSUs, in each case, held by such non-employee director or executive officer as of August 11, 2025, and the cash amounts payable (on a pre-tax basis) in respect thereof. All currently outstanding Verona Pharma PRSUs and Verona Pharma RSUs are unvested.
Each Verona Pharma Option is valued based on the difference between the per share exercise price of such Verona Pharma Option and the value of the transaction consideration, valued at approximately $107 per Verona ADS, as described further in the section entitled “The Transaction Agreement — Scheme Deliverables to Verona Shareholders”. Each Verona Pharma RSU and Verona Pharma PRSU is valued based on the value of the transaction consideration and for purposes of the Verona Pharma PRSU values, maximum performance achievement is assumed.
	Number of Shares subject to Vested Verona Pharma Options (#)	Value of Vested Verona Pharma Options ($)(1)	Number of Shares subject to Unvested Verona Pharma Options (#)	Value of Unvested Verona Pharma Options ($)(1)	Number of Unvested Verona Pharma RSUs (#)	Value of Unvested Verona Pharma RSUs ($)	Number of Unvested Verona Pharma PRSUs (#)	Value of Unvested Verona Pharma PRSUs ($)	Number of Verona ADSs Subject to Equity Awards (#)	Total Value of Verona ADSs Subject to Equity Awards ($)(2)
Name
Director
David Ebsworth, Ph.D.	—	—	—	—	9,000	963,000	—	—	9,000	963,000
Christina Ackermann	35,500	3,207,735	7,500	656,775	9,000	963,000	—	—	52,000	4,827,510
Michael Austwick	9,000	797,850	9,000	797,850	9,000	963,000	—	—	27,000	2,558,700
James Brady	78,000	7,452,060	—	—	9,000	963,000	—	—	87,000	8,415,060
Kenneth Cunningham, M.D.	75,000	7,154,230	—	—	9,000	963,000	—	—	84,000	8,117,230
Lisa Deschamps	75,000	7,154,230	—	—	9,000	963,000	—	—	84,000	8,117,230
Martin Edwards, M.D.	75,000	7,154,230	—	—	9,000	963,000	—	—	84,000	8,117,230
Mahendra Shah, Ph.D.	75,000	7,154,230	—	—	9,000	963,000	—	—	84,000	8,117,230
Vikas Sinha	50,048	4,584,923	—	—	9,000	963,000	—	—	59,048	5,547,923
Anders Ullman, M.D., Ph.D.	75,000	7,154,230	—	—	9,000	963,000	—	—	84,000	8,117,230
Name
Executive Officers
David Zaccardelli, Pharm.D.	—	—	—	—	296,875	31,765,625	410,660	43,940,620	707,535	75,706,245
Mark W. Hahn	—	—	—	—	296,875	31,765,625	410,660	43,940,620	707,535	75,706,245
Andrew Fisher	80,000	7,272,800	200,000	18,182,000	37,500	4,012,500	116,498	12,465,286	433,998	41,932,586
Kathleen Rickard, M.D.	82,500	8,337,700	—	—	82,810	8,860,670	141,498	15,140,286	306,808	32,338,656

(1)
This table does not include any Verona Pharma Options that have an exercise per share price that is equal to or greater than the ADS Consideration.

(2)
See the section entitled “— Treatment of Verona Pharma Equity Awards” for additional information regarding shares beneficially owned by the non-employee directors and executive officers of Verona Pharma.

Severance Entitlements
Each of our current named executive officers has entered into an offer letter or employment agreement which provides for certain severance entitlements described below.
David S. Zaccardelli, Pharm.D.
Pursuant to Dr. Zaccardelli’s employment agreement, if his employment is terminated by us without “Cause” or by Dr. Zaccardelli for “Good Reason” (as each such term is defined in his employment agreement), then, subject to his signing and not revoking a general release of claims, he is entitled to receive

(i) 12 months of base salary continuation and continued payment of premiums for continued benefit coverage under COBRA, (ii) an amount equal to 100% of Dr. Zaccardelli’s full annual discretionary bonus, calculated as though all applicable objectives have been achieved for the year of termination, (iii) payment of all accrued and unused paid time-off, and (iv) full accelerated vesting of any outstanding, unvested equity awards under our share and share option schemes (with any performance-vesting awards become vested based on target level attainment). Dr. Zaccardelli has also agreed to refrain from competing with us or soliciting our customers or prospective customers for a period of one year following his termination of employment.
Mark W. Hahn
Pursuant to Mr. Hahn’s employment agreement, if his employment is terminated by us without “Cause” or by Mr. Hahn for “Good Reason” (as each such term is defined in his employment agreement), then, subject to his signing and not revoking a general release of claims, he is entitled to receive the same severance payments and benefits that Dr. Zaccardelli is entitled to receive, as described above. Mr. Hahn has also agreed to refrain from competing with us or soliciting our customers or prospective customers for a period of one year following his termination of employment.
Andrew Fisher
Pursuant to Mr. Fisher’s offer letter if Mr. Fisher’s employment is terminated by us without “Cause” or by Mr. Fisher for “Good Reason” (as each such term is defined in his offer letter), then, subject to his signing and not revoking a general release of claims, he is entitled to receive (i) twelve months of base salary continuation, (ii) twelve months of continued payment of premiums for continued benefit coverage under COBRA, and (iii) a pro-rated portion of the annual bonus that he otherwise would have earned in the year of termination based on actual performance in such year.
Kathleen Rickard, M.D.
Pursuant to Dr. Rickard’s offer letter, if Dr. Rickard’s employment is terminated by us without “Cause” or by Dr. Rickard for “Good Reason” (as each such term is defined in her offer agreement), then, subject to her signing and not revoking a general release of claims, she is entitled to receive (i) four weeks of base salary continuation, (ii) four weeks of continued payment of premiums for continued benefit coverage under COBRA, and (iii) a pro-rated portion of the annual bonus that she otherwise would have earned in the year of termination based on actual performance in such year.
Verona Pharma Severance Plan
Mr. Fisher and Dr. Rickard are also eligible to participate in the Verona Pharma plc Employee Change in Control Severance Benefit Plan (the “Verona Pharma Severance Plan”). Under the Verona Pharma Severance Plan, if, upon or within 12 months following a change in control, Verona Pharma terminates the employment of each of Mr. Fisher or Dr. Rickard without Cause (as defined in the Verona Pharma Severance Plan) or if Mr. Fisher or Dr. Rickard resigns voluntarily under the terms of a voluntary reduction in force program established by the administrator of the Verona Pharma Severance Plan pursuant to which the participant is eligible to resign and receive benefits under the Verona Pharma Severance Plan, then Mr. Fisher and Dr. Rickard will be entitled to receive (i) base salary and benefit continuation for a period of twelve months (the “Severance Period”), (ii) a pro-rated target cash bonus for the year of termination, (iii) neither Mr. Fisher nor Dr. Rickard will be required to repay any relocation benefits paid to them in connection with any relocation that occurred within 12 months prior to the change in control and (iv) outplacement services until the end of the Severance Period (or, if earlier, until the acceptance of an offer of full-time employment from a subsequent employer).
The Transaction will constitute a Change of Control of Verona Pharma for purposes of the Verona Pharma Severance Plan.
The estimated aggregate value of the cash severance payments Verona Pharma’s executive officers would receive in the event of a qualifying termination upon the completion of the Transaction is $3,461,650. The foregoing estimate is based on compensation and benefit levels in effect as of August 11, 2025.

New Management Arrangements
As of the date of this proxy statement, there are no employment, retention or other agreements, arrangements or understandings between any of Verona Pharma’s non-employee directors or executive officers, on the one hand, and Merck, on the other hand, and the Transaction is not conditioned upon any of Verona Pharma’s non-employee directors or executive officers entering into any such agreement, arrangement or understanding.
Continuing Employee Benefits
Merck and Verona Pharma have agreed that for the period of 12 months following the Effective Time Merck will maintain for each individual employed by Verona Pharma at the Effective Time who continues to be employed by Merck, Verona Pharma or any subsidiary thereof (each, a “current employee” and including Verona Pharma’s executive officers) the following:
•
base compensation and a target short-term cash incentive compensation opportunity that are, in each case, at least as favorable as those provided to the current employee as of immediately prior to the Effective Time;

•
employee benefits (excluding any equity, equity-based, change in control, retention or severance benefits or any defined benefit retirement or post-retirement welfare benefits) that are substantially comparable in the aggregate to either (in the discretion of Merck) (A) the employee benefits (with the same exceptions) provided to the current employee immediately prior to the closing or (B) the employee benefits (with the same exceptions) provided to similarly-situated employees of Merck and its subsidiaries; and

•
severance benefits that are at least as favorable as the severance benefits provided by Verona Pharma to the current employee as of immediately prior to the Effective Time.

In addition, Merck and Verona Pharma have agreed that from and after the Effective Time:
•
for purposes of vesting and eligibility to participate in employee benefit plans of Merck, Bidco and their subsidiaries, each current employee will be credited with his or her years of service with Verona Pharma and its subsidiaries prior to the Effective Time, to the same extent as such service was taken into account before the Effective Time under the corresponding Verona Pharma benefit plans, except for purposes of benefit accrual (except for vacation and other paid time-off and severance or similar pay, as applicable).

•
Merck will use reasonable best efforts to (i) waive any preexisting condition limitations under any employee benefit plan of Merck, Verona Pharma or its subsidiaries for any condition for which a current employee would have been entitled to coverage under the corresponding Verona Pharma employee benefit plan in which they participated prior to the Effective Time and (ii) credit current employees under such employee benefit plans for any eligible expenses incurred, or payments made, by such current employees and their covered dependents under a Verona Pharma employee benefit plan during the portion of the year prior to the Effective Time for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to such current employees and their covered dependents in respect of the plan year in which the Effective Time occurs.

•
From and after closing, Merck will honor all obligations under the Verona Pharma employee benefit plans (including, without limitation, the Verona Pharma Severance Plan) in accordance with their terms.

Merck will honor all obligations with respect to ongoing performance periods and completed performance periods under each Cash Bonus Plan and make all payments and determinations thereunder consistent with past practice, provided that (i) with respect to any completed performance period, the amount payable thereunder shall not be less than the accrued but unpaid annual bonus thereunder (based on actual performance) and (ii) with respect to any ongoing performance period, the amount payable thereunder shall not be less than the amount accrued as of the closing date. For purposes of the above, (A) “Cash Bonus Plan” means any Verona Pharma employee benefit plan that is a short-term cash incentive compensation plan or arrangement, (B) “completed performance period” means any performance period under a Cash Bonus Plan that is completed prior to the closing date and (C) “ongoing performance period” means any performance period in which the closing date occurs. For the avoidance of doubt, a participant in a Cash Bonus Plan shall remain eligible to receive payment of an amount thereunder upon a qualifying termination of service to the extent provided in a Verona Pharma employee benefit plan (including, without limitation, the Verona Pharma Severance Plan).
Other Actions
Under the Transaction Agreement, Verona Pharma may (i) grant transaction bonuses to its employees (including executive officers) in an amount not to exceed a maximum aggregate of $25.0 million if the closing occurs prior to October 1, 2025 or $10.0 million if the closing occurs on or after October 1, 2025 as well as spot bonuses to its employees (including executive officers) not to exceed a maximum aggregate of $250,000 and an individual limit of $25,000 per employee, and (ii) use reasonable efforts to mitigate the effects of Section 280G of the Code on any executive officer. As of the date of this proxy statement, Verona Pharma has not taken any of these permitted actions with respect to any of its executive officers or non-employee directors. In addition, Verona Pharma may accelerate the payment of compensation payable for the quarter in which the Closing Date occurs to its non-employee directors who cease serving on the Verona Board as of the Closing Date, which, as of the date of this proxy statement, Verona Pharma expects to do.
Indemnification; Directors’ and Officers’ Insurance
Merck and Bidco have agreed, to the extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time existing as of July 8, 2025, in favor of the current or former directors or officers of Verona Pharma and its subsidiaries as provided for in their respective organizational documents or in any agreement or deed of indemnity will survive the Transaction and continue in accordance with their terms.
In addition, for a period of six years following the Effective Time, Merck and Bidco must cause Verona Pharma and its subsidiaries to maintain such current insurance and indemnification policy with coverage, benefits and terms at least as favorable as Verona Pharma’s existing policy with respect to acts or omissions occurring at or prior to the Effective Time, subject to certain premium thresholds.
Alternatively, either party may purchase a six-year prepaid “tail” or “runoff” policy with coverage, benefits and terms at least as favorable as Verona Pharma’s existing insurance and indemnification policy with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time, subject to certain premium thresholds. If such a “tail policy” is purchased, Merck and Bidco will have no further obligation to maintain the insurance policies described above. For additional information see the section entitled “The Transaction Agreement — Indemnification”.
Quantification of Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of Verona Pharma’s named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Transaction and that will or may be paid or become payable to the named executive officer either immediately at the Effective Time (i.e., on a “single-trigger” basis) or in the event of a qualifying termination of employment following the Transaction (i.e., on a “double-trigger” basis). Verona shareholders are being asked to approve, on a non-binding, advisory basis, such compensation for these named executive officers. Because the vote to approve such compensation is advisory only, it will not be binding on either Verona Pharma, the Verona Board or Merck. Accordingly, if the Scheme of Arrangement and related proposals are approved by Verona shareholders and the Transaction is completed, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under “— Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction”.
The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Transaction is completed on August 11, 2025, (ii) the ADS Consideration of $107, (iii) the named executive officers’ salary and total eligible bonus levels as in effect as of August 11, 2025, (iv) the number of unvested Verona Pharma awards held by the named executive officers as of the Voting Record Time, the latest practicable date to determine such amounts before the filing of this proxy statement, and excluding any additional grants that may occur following such date and any Verona Pharma awards that are expected to vest or be paid in accordance with their terms prior to August 11, 2025, (v) an assumption that the PRSUs will be earned at the maximum performance level and (vi) an assumption that each named executive officer experiences a “qualifying termination” for purposes of receiving benefits under the Verona Pharma Severance Plan or any applicable employment agreement or offer letter, immediately following the completion of the Transaction. In addition, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before completion of the Transaction. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Potential Payments to Named Executive Officers
Name	Cash ($)(1)	Equity ($)(2)	Perquisites / Benefits ($)(3)	Total ($)
David Zaccardelli	$1,361,903	$75,706,245	$9,440	$77,077,588
Mark W. Hahn	$907,935	$75,706,245	$18,442	$76,632,622
Andrew Fisher	$545,134	$34,659,786	$44,180	$35,249,100
Kathleen Rickard	$646,678	$24,000,956	$12,723	$24,660,357
Claire Poll(4)	$—	$—	$—	$—

(1)
The estimated amounts shown in this column include the value of cash severance payments (assuming annual base salary and target bonus amounts in effect as of August 11, 2025) that would be provided to (i) Dr. Zaccardelli and Mr. Hahn upon a termination of employment by Verona Pharma without “cause” or by the named executive officer for “good reason” and (ii) Mr. Fisher and Dr. Rickard upon a termination of employment by Verona Pharma without “cause” or a voluntary resignation of employment by the named executive officer under the terms of a voluntary reduction in force program established by the administrator of the Verona Pharma Severance Plan, in each case, conditioned upon the named executive officer executing a general release of claims. As described in the section entitled “— Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction — Severance Entitlements”, each named executive officer would be entitled to cash severance payments equal to (i) $907,936, $605,290, $442,000 and $524,333 for Dr. Zaccardelli, Mr. Hahn, Mr. Fisher, and Dr. Rickard, respectively, representing 12-moths of base salary continuation and (ii) $453,968, $302,645, $103,133 and $122,344 for Dr. Zaccardelli, Mr. Hahn, Mr. Fisher, and Dr. Rickard, respectively, representing a full target annual bonus for Dr. Zaccardelli and Mr. Hahn and a pro-rated target annual bonus for Mr. Fisher and Dr. Rickard. The cash severance payments are “double-trigger” in that they will be paid only if the executive officer experiences a qualifying termination of employment following the Effective Time.

(2)
The estimated amounts shown in this column represent the aggregate value of the named executive officers’ unvested equity awards and represent “single-trigger” payments, as described in the section entitled “— Interests of Verona Pharma’s Non-Employee Directors and Executive Officers in the Transaction — Treatment of Equity and Equity-Based Awards”:

Name	Unvested Verona Pharma Options ($)		Verona Pharma RSUs ($)	Verona Pharma PRSUs ($)
David Zaccardelli	$	―	$31,765,625	$43,940,620
Mark W. Hahn	$	―	$31,765,625	$43,940,620
Andrew Fisher		$18,182,000	$4,012,500	$12,465,286
Kathleen Rickard		$—	$8,860,670	$15,140,286

(3)
The estimated amounts shown in this column represent (i) the cost of continued payment of benefit continuation under COBRA for 12 months following termination and (ii) an estimate of outplacement benefits of $12,000 (other than Dr. Zaccardelli and Mr. Hahn). These are “double-trigger” benefits as they will be paid to the named executive officer only if the named executive officer experiences a qualifying termination of employment following the Effective Time.

(4)
Claire Poll, Verona Pharma’s former General Counsel, retired from Verona Pharma in November 2024, and she is not entitled to receive any compensation in connection with, or as a result of, the merger. Consequently, she has been excluded from the table above despite being a named executive officer for 2024.

Verona ADSs
Verona ADS holders should refer to the section entitled “Scheme Proposal and the Court Meeting and the General Meeting — Explanatory Statement — 9. Verona ADS Holders”.
Regulatory and Court Approvals Required for the Transaction
Completion of the Transaction is conditional on, among other things, (i) required antitrust clearances and (ii) the sanction of the Scheme of Arrangement by the Court.
United States Antitrust
Under the HSR Act, certain transactions, including the Transaction, may not be completed until certain waiting period requirements have expired or been terminated. The HSR Act provides that each party must file a pre-transaction notification with the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”). A transaction notifiable under the HSR Act may not be completed until the expiration or early termination of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms, unless the waiting period is extended. If the DOJ or FTC issues a Request for Additional Information and Documentary Material prior to the expiration or termination of the initial waiting period, the parties must observe a second 30-calendar-day waiting period, which would begin to run only after both parties have substantially complied with the Request for Additional Information and Documentary Material, unless the waiting period is terminated earlier. Verona Pharma and Merck filed their notification and report forms under the HSR Act on August 5, 2025, and the 30-day waiting period is scheduled to expire at 11:59 p.m. Eastern Time on September 4, 2025, unless extended or earlier terminated. At any time before or after closing, the DOJ, the FTC, or others could take action under the antitrust laws, including, without limitation, seeking to enjoin the completion of the transactions or to permit their completion only subject to regulatory concessions or conditions.
Court Approval
The Scheme of Arrangement requires the approval of the Court, which involves an application by Verona Pharma to the Court to sanction the Scheme of Arrangement.
For a description of the commitments made by Verona Pharma and Merck to obtain the necessary regulatory and Court approvals for the Transaction, see the section entitled “The Transaction Agreement — Efforts to Consummate the Transaction”. There can be no assurance that the requisite approvals will be obtained on a timely basis or at all.
Delisting and Deregistration of Verona ADSs
Following the consummation of the Transaction, Verona ADSs will be delisted from Nasdaq and deregistered under the Exchange Act, and Verona Pharma will no longer be required to file periodic reports with the SEC.
No Appraisal or Dissenters’ Rights
No appraisal or dissenters’ rights are available to holders of Verona ordinary shares and Verona ADSs under the laws of England and Wales in connection with the Transaction.

THE TRANSACTION AGREEMENT
Explanatory Note Regarding the Transaction Agreement
The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is included as Annex A to this proxy statement and is incorporated herein by reference in its entirety. This summary is not intended to provide you with any other factual information about Verona Pharma, Merck or Bidco. You are urged to read the Transaction Agreement carefully and in its entirety, as well as this proxy statement before making any decisions regarding the Transaction.
The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement, have been made only for purposes of the Transaction Agreement, have been qualified by certain documents filed with, or furnished to, the SEC by Verona Pharma, have been qualified by confidential disclosures made to Merck and Bidco in connection with the Transaction Agreement, are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors, were made only as of July 8, 2025 or such other date as is specified in the Transaction Agreement and have been included in the Transaction Agreement for the purpose of allocating risk between Verona Pharma, on the one hand, and Merck and Bidco, on the other hand, rather than establishing matters as facts.
You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Verona Pharma, Merck, Bidco or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after July 8, 2025, which subsequent information may or may not be fully reflected in Verona Pharma’s or Merck’s public disclosures. Accordingly, the representations and warranties and other provisions of the Transaction Agreement should not be read alone but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. See “Where You Can Find More Information”.
Structure of the Transaction
The Transaction Agreement provides that, subject to the satisfaction or waiver of the conditions to the completion of the Transaction, the Scheme Shares will be transferred to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee) pursuant to the Scheme of Arrangement.
Closing and Effective Time
Unless otherwise mutually agreed in writing between Merck and Verona Pharma, the closing of the Transaction (the “closing”) will take place as promptly as practicable (and in any event within three Business Days) following the satisfaction or (to the extent permitted by applicable law) waiver of the conditions to the completion of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions). The date on which the closing actually occurs is referred to as the “closing date”.
The Scheme of Arrangement will become effective upon delivery by Verona Pharma of the Court Order to the Registrar of Companies in England and Wales.
Scheme Deliverables to Verona Shareholders
At the Effective Time, the Scheme Shares (including the Depositary Shares) will be transferred from the Scheme Shareholders to Bidco (and/or, at Merck’s election, its nominee(s) and/or the DR Nominee) in accordance with the Transaction Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights to receive, in exchange for each Scheme Share transferred, $13.375 in cash, without interest and net of any applicable withholding taxes. Because each Verona ADS represents a beneficial interest in eight Verona ordinary shares, holders of

Verona ADSs will be entitled to receive 8 times the foregoing cash amount, or $107 in cash per Verona ADS, without interest and net of any applicable withholding taxes (the “per ADS consideration”).
If, between July 8, 2025 and the Effective Time, the outstanding Verona ordinary shares are changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend will be declared with a record date within such period or any similar event occurs (or if the number of Verona ordinary shares represented by each Verona ADS is changed pursuant to the Deposit Agreement), then the amount of the consideration (or the per ADS consideration) will be appropriately adjusted to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.
Treatment of Verona Pharma Equity Awards
Verona Pharma Equity Award Trust.   Promptly following July 8, 2025, Verona Pharma must take any and all actions that are necessary to request the trustee of the Verona Pharma Employee Benefit Trust established by Verona Pharma plc pursuant to a trust deed dated December 30, 2020 (the “Verona Pharma Equity Award Trust”, and the trustee of the Verona Pharma Equity Award Trust, the “EBT Trustee”) to, on the date of the sanction of the Scheme of Arrangement by the Court and no later than the Scheme Record Time, use all Verona ADSs then held by the Verona Pharma Equity Award Trust to settle some of the outstanding Verona Pharma Equity Awards (the Verona Pharma Equity Awards so settled, the “EBT Settled Verona Pharma Equity Awards”) in the form of Verona ADSs, without any action on the part of, and in full satisfaction of the rights with respect to such Verona Pharma Equity Awards of, the applicable holders thereof. Each EBT Settled Verona Pharma Equity Award will become fully vested immediately prior to such settlement. The number of Verona ADSs so payable with respect to each such EBT Settled Verona Pharma Equity Award will be equal to the cash amounts otherwise payable with respect to such EBT Settled Verona Pharma Equity Award pursuant to the Transaction Agreement divided by the per ADS consideration. Verona Pharma will take any and all actions that are necessary to request the EBT Trustee to so settle such EBT Settled Verona Pharma Equity Awards in the following order until the Verona Pharma Equity Award Trust has been depleted: (i) vested Verona Pharma Options, (ii) unvested Verona Pharma Options, (iii) Verona Pharma RSUs, (iv) Verona Pharma PRSUs that have been earned on or prior to the date of the sanction of the Scheme of Arrangement by the Court, which Verona Pharma PRSUS will be settled based on the actual level of achievement, (v) Verona Pharma PRSUs that have not been earned on or prior to the date of the sanction of the Scheme of Arrangement by the Court and are not scheduled to be earned during the period of time between the date of the sanction of the Scheme of Arrangement by the Court and the Effective Time (the “Interim Time”), which Verona Pharma PRSUs will be settled by assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, if greater, based on a good faith estimate by Verona Pharma of the actual performance through the end of the applicable performance quarter) and (vi) Verona Pharma PRSUs that are scheduled to be earned during the Interim Time, which Verona Pharma PRSUs will be settled based on a good faith estimate by Verona Pharma of the actual performance through the end of the applicable performance quarter (or, if greater, achievement of the applicable performance level of 100%). For the avoidance of doubt, the level of achievement of the Verona Pharma PRSU Stretch Portion will be determined based on a good faith estimate by Verona Pharma of the actual performance as of the date of the sanction of the Scheme of Arrangement by the Court (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%)).
Verona Pharma Options.   Immediately prior to the Effective Time, subject to all required withholding taxes, each Verona Pharma Option that is then outstanding and unexercised, to the extent unvested at such time, will become fully vested and, as of the Effective Time, (i) each Verona Pharma Option that has a per-Verona Pharma ADS exercise price that is less than the per ADS consideration (each, an “In the Money Verona Pharma Option”) will, automatically and without any action on the part of the holder of such In the Money Verona Pharma Option, be canceled and terminated and converted into the right to receive from

Verona Pharma, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest) equal to the product of a) the aggregate number of Verona ADSs underlying such In the Money Verona Pharma Option and (b) the excess, if any, of (A) an amount equal to the per ADS consideration over (B) the per-Verona ADS exercise price of such In the Money Verona Pharma Option (the “Verona Pharma Option Consideration”) and (ii) each such Verona Pharma Option that is not an In the Money Verona Pharma Option will, automatically and without any action on the part of the holder of such Verona Pharma Option, be canceled with no consideration payable in respect thereof.
Verona Pharma RSUs.   Immediately prior to the Effective Time, each Verona Pharma RSU that is then outstanding, to the extent unvested at such time, will become fully vested and, as of the Effective Time, each Verona Pharma RSU will, automatically and without any action on the part of the holder of such Verona Pharma RSU, be canceled and terminated and converted into the right to receive from Verona Pharma, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest and subject to all required withholding taxes) equal to the product of (i) the aggregate number of Verona Pharma ADSs underlying such Verona Pharma RSU and (ii) the per ADS consideration (the “Verona Pharma RSU Consideration”). Notwithstanding anything to the contrary contained in the Transaction Agreement, any payment of the Verona Pharma RSU Consideration in respect of any Verona Pharma RSU that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code will not be made prior to the earliest date permitted under Section 409A of the Code.
Verona Pharma PRSUs.   Immediately prior to the Effective Time, each Verona Pharma PRSU that is then outstanding and earned on or prior to the Effective Time will become fully vested (based on the actual earned amount), and each Verona Pharma PRSU that is then outstanding and eligible to be earned for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, will become earned and vested, calculated by assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%). For the avoidance of doubt, the level of achievement of the Verona Pharma PRSU Stretch Portion will be determined based on a good faith estimate by Verona Pharma of the actual performance as of the closing date (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by Verona Pharma of the actual performance through the end of such performance quarter, if greater than 100%)). Any unearned Verona Pharma PRSUs outstanding immediately prior to the Effective Time that were eligible to be earned in a performance quarter that was completed prior to the Effective Time will not become earned and vested and will be cancelled and terminated for no consideration as of the Effective Time. As of the Effective Time, each earned and vested Verona Pharma PRSU will, automatically and without any action on the part of the holder of such Verona Pharma PRSU, be canceled and terminated and converted into the right to receive from Verona Pharma, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest and subject to all required withholding taxes) equal to the product of (i) the aggregate number of earned and vested Verona ADSs underlying such Verona Pharma PRSU, taking into account any earning and vesting that occurs pursuant to the Transaction Agreement and (ii) the per ADS Consideration (the “Company PRSU Consideration”) and, together with the Verona Pharma Option Consideration and the Verona Pharma RSU Consideration, the “Verona Pharma Equity Award Consideration”. Notwithstanding anything to the contrary contained in the Transaction Agreement, any payment of the Verona Pharma PRSU Consideration in respect of any Verona Pharma PRSU that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code will not be made prior to the earliest date permitted under Section 409A of the Code.
Exchange of Company Shares
Prior to the closing, Bidco will appoint a commercial bank or trust company reasonably acceptable to Verona Pharma (the “Paying Agent”) and enter into a paying agent agreement with the Paying Agent on terms reasonably acceptable to Verona Pharma. At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time), Bidco or Merck will procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders, of cash in an amount sufficient to pay the aggregate amount of the consideration. No interest will be paid or will accrue for the benefit of Scheme Shareholders on the consideration.
Prior to the closing, Verona Pharma and Merck will establish procedures with the Depositary that are reasonably acceptable to the Verona Pharma and Merck to ensure that (i) the Depositary, the Custodian or their respective nominees will promptly deliver the per ADS consideration to each holder of a Verona ADS (in the case of certificated Verona ADSs, that has duly surrendered such Verona ADSs to the Depositary, the Custodian or their respective nominees, as applicable), (ii) any funds unclaimed by holders of Verona ADSs will be treated, as closely as reasonably possible, in the same manner as set forth in the Transaction Agreement and (iii) if reasonably practicable, the consideration in respect of the Depositary Shares will be delivered directly by Bidco or Merck to the Depositary, the Custodian or their respective nominees rather than through the Paying Agent. If reasonably deemed necessary by the parties in furtherance of the establishment of such procedures, Verona Pharma will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Verona Pharma and Merck, and the parties will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. Merck will bear all fees, charges and expenses set forth in the confidential disclosure letter to the Transaction Agreement that the Verona ADS holders are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Verona ADSs and the receipt of the per ADS consideration. No interest will be paid or accrued on any amount payable in respect of the Verona ADSs.
Representations and Warranties
The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the other parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Verona Pharma; have been qualified by confidential disclosures made to Merck and Bidco, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of July 8, 2025 or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Verona Pharma, on the one hand, and Merck and Bidco, on the other hand, rather than establishing matters as facts.
The Transaction Agreement contains representations and warranties of Verona Pharma, on the one hand, and Merck and Bidco, on the other hand, regarding, among other things:
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corporate organization and qualification;

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corporate power and authority to enter into the Transaction Agreement, to perform its obligations thereunder and to consummate the transactions contemplated thereby;

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shareholder voting requirements;

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required regulatory filings or actions and authorizations, consents or approvals with the applicable governmental authorities and other persons in connection with the execution, delivery and performance by the parties of the Transaction Agreement and the consummation by the parties of the transactions contemplated thereby;

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the absence of certain violations, defaults or consent requirements under certain contracts or permits, organizational documents, applicable requirements of Nasdaq, and applicable laws or orders, in each case arising out of the execution, delivery and performance by the parties of the Transaction Agreement and the consummation by the parties of the transactions contemplated thereby;

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accuracy of information supplied or to be supplied for use in this proxy statement;

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the absence of certain material litigation, claims and actions;

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broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transaction; and

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the absence of any other representations or warranties.

In addition, Verona Pharma has further made representations and warranties regarding, among other things:
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corporate organization and qualification of its subsidiaries;

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capital structure;

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SEC filings and financial statements contained in those filings;

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the absence of certain undisclosed liabilities;

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employee compensation and benefits matters;

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labor matters;

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tax matters;

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compliance applicable laws and holding of required permits;

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environmental matters;

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intellectual property matters;

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data privacy and security matters;

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owned and leased real property;

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material contracts;

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certain regulatory matters, including regulatory approvals from the FDA, compliance with various applicable rules of the FDA and health care laws applicable to the conduct of the business of Verona Pharma;

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insurance policies issued in favor of Verona Pharma or any of its subsidiaries;

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compliance with anti-bribery and anti-corruption laws, rules and regulations;

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compliance with applicable sanctions and export controls;

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related party transactions;

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an opinion from Centerview; and

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the non-applicability of certain anti-takeover laws to the Transaction Agreement or any other transactions contemplated by the Transaction Agreement or the Scheme of Arrangement.

In addition, Merck and Bidco have further made representations and warranties regarding, among other things:
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Merck and Bidco’s sufficiency of funds for the satisfaction of all of Merck’s and Bidco’s obligations under the Transaction Agreement; and

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the absence of certain arrangements between Merck, Bidco or any of their respective affiliates and any stockholder, director, officer, employee or other affiliate of Verona Pharma.

A “Company Material Adverse Effect” is defined in the Transaction Agreement to mean any change, occurrence, effect, event, circumstance or development (each an “Effect,” and collectively, “Effects”) that has had, or would reasonably be expected to have, a material adverse effect on the business, assets, liabilities, financial condition or results of operations of Verona Pharma and its subsidiaries, taken as a whole; provided, however, that no Effect to the extent directly or indirectly resulting from, attributable to or arising out of any of the following will (either alone or in combination) be deemed to be or constitute a Company Material Adverse Effect or taken into account when determining whether a Company Material Adverse Effect has occurred or would be reasonably expected to occur; provided that any Effect referred to in the first six bullets below may be taken into account in determining whether there has been, or would be reasonably expected to be, a Company Material Adverse Effect to the extent that such Effect disproportionately and adversely affects Verona Pharma and its subsidiaries relative to other similarly situated companies operating in the industries in which Verona Pharma and its subsidiaries operate:
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general economic conditions (or changes in such conditions) in the United States or any other country or region in the world or conditions in the global economy generally;

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general conditions (or changes in such conditions) in the securities markets, capital markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (i) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries and (ii) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;

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general conditions (or changes in such conditions) in the life sciences, pharmaceutical or biotechnology industry;

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political conditions (or changes in such conditions) in the United States or any other country or region in the world, or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world (including any acts of war or sanctions imposed in connection with any disputes involving Israel, Iran, Palestine, the Russian Federation and Ukraine);

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earthquakes, hurricanes, tsunamis, tornadoes, floods, epidemics, pandemics (including COVID-19), cyberattacks, mudslides, wildfires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;

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actual or proposed changes in law or other legal or regulatory conditions, including changes in trade policies or the imposition of or changes in tariffs (or the interpretation thereof) or changes in GAAP or other accounting standards (or the interpretation thereof);

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the announcement of the Transaction Agreement or the consummation of the transactions contemplated thereby (provided that this bullet will not apply with respect to any representation or warranty to the extent such representation or warranty addresses the consequences resulting from the execution and delivery of the Transaction Agreement or the consummation of the transactions contemplated thereby), including (i) the identity of Merck, Bidco or their affiliates, (ii) the termination or potential termination of (or the failure or potential failure to renew or enter into) any contracts with customers, licensors, suppliers, distributors or other business partners to the extent resulting from the foregoing and (iii) any other negative development (or potential negative development) in Verona Pharma’s relationships with any of its customers, licensors, suppliers, distributors or other business partners to the extent resulting from the foregoing;

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(i) any results, outcomes, or data (other than adverse events, side effects or safety observations) of any clinical trials conducted by or on behalf of Verona Pharma or any competitor of Verona Pharma (or any announcement thereof), (ii) market entry or threatened market entry of any product competitive with any Verona Pharma product or (iii) any guidance, announcement or publication by the FDA or other governmental authority relating to any Verona Pharma product or product candidates of any competitor; other than, in the case of (i) or (iii), above, to the extent that any such results, outcomes or data (a) arise from or relate to fraud or willful misconduct of Verona Pharma or any of its subsidiaries or respective representatives or (b) have an effect on the development, manufacture, regulatory status or commercialization of any FDA-approved Verona Pharma product for the approved indication;

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any actions taken or failure to take action, in each case, by Merck or any of its controlled affiliates, or to which Merck has consented in writing, or that Merck has requested or approved in writing, or the taking of any action expressly required by the Transaction Agreement, or the failure to take any action expressly prohibited by the Transaction Agreement;

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changes in Verona Pharma’s stock or ADS price or the trading volume of Verona Pharma’s stock or ADSs, in and of itself, or any failure by Verona Pharma to meet any estimates or expectations of its revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by Verona Pharma to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition of a Company Material Adverse Effect); or

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any legal proceedings made or brought by any of the current or former Verona shareholders (on their own behalf or on behalf of Verona Pharma) against Verona Pharma arising out of the Transaction or in connection with any other transactions contemplated by the Transaction Agreement.

Covenants Regarding Conduct of Business by the Company Pending the Effective Time
Interim Operating Covenants
Verona Pharma has agreed to certain restrictions on the conduct of its business between July 8, 2025 and the Effective Time that apply except (i) as set forth in the confidential disclosure letter to the Transaction Agreement, (ii) as required by applicable law, (iii) as consented to in writing by Merck (which consent may not be unreasonably withheld, conditioned or delayed) or (iv) as required or expressly provided for by the Transaction Agreement.
Verona Pharma agreed that it will, and will cause its subsidiaries to, use commercially reasonable efforts to (i) conduct its business and operations in all material respects in the ordinary course of business consistent with past practice, (ii) preserve intact its business organization, (iii) keep available the services of its officers and key employees, and (iv) maintain its relationships with material customers, licensors, suppliers distributors or other material business partners.
Verona Pharma agreed that it will not, and will cause its subsidiaries not to, subject to certain exceptions, among other things, do the following:
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alter, amend, repeal or otherwise modify Verona Pharma’s organizational documents or the organizational documents of any of its subsidiaries, or the Deposit Agreement;

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issue, sell, grant options or rights to purchase, pledge or otherwise dispose of or encumber any Verona ordinary shares, Verona ADSs or other securities of Verona Pharma, other than (i) issuances of Verona ordinary shares or Verona ADSs upon the exercise, vesting or settlement of Verona Pharma Equity Awards outstanding as of July 8, 2025 in compliance with their current terms or granted after July 8, 2025 in compliance with the Transaction Agreement, solely to the extent that there are not sufficient Verona ordinary shares or Verona ADSs in the Verona Pharma Equity Award Trust to satisfy such Verona Pharma Equity Awards, or (ii) transactions solely between Verona Pharma and a wholly owned subsidiary of Verona Pharma or solely between wholly owned subsidiaries of Verona Pharma;

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provide any funding, whether by way of gift, loan or otherwise, directly or indirectly, to the Verona Pharma Equity Award Trust for the purposes of acquiring Verona ordinary shares (or the Verona ordinary shares represented by Verona ADSs), except solely to the extent the Verona Pharma Equity Award Trust requires such Verona ordinary shares or Verona ADSs to satisfy then-outstanding Verona Pharma Equity Awards and such funding will not exceed the nominal amount of such Verona ordinary shares (or the Verona ordinary shares represented by such Verona ADSs);

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purchase, redeem, cancel or otherwise acquire, directly or indirectly, any Verona ordinary shares, Verona ADSs or other securities of Verona Pharma, other than (i) as provided by the Verona Pharma 2017 Incentive Award Plan, or (ii) for the satisfaction of exercise price or tax withholding obligations in connection with the vesting, exercise or settlement of any Verona Pharma Equity Awards;

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issue any Verona ordinary shares, Verona ADSs or other securities of Verona Pharma to the Verona Pharma Equity Award Trust or purchase or otherwise acquire, directly or indirectly, any Verona ordinary shares, Verona ADSs or other Company Securities on behalf of the Verona Pharma Equity Award Trust or transfer any Verona ordinary shares, Verona ADSs or other Company Securities to the Verona Pharma Equity Award Trust, except solely to the extent the Verona Pharma Equity Award Trust requires such Verona ordinary shares, Verona ADSs or other Company Securities to satisfy then-outstanding Verona Pharma Equity Awards;

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amend any terms or alter any rights of any of the Verona ordinary shares, Verona ADSs or other securities of Verona Pharma;

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declare, set aside, make or pay any dividends or other distributions (whether in cash, stock or property) in respect of any Verona ordinary shares, Verona ADS or other securities of Verona Pharma, except for dividends or distributions by a wholly owned subsidiary of Verona Pharma to Verona Pharma;

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split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of the Verona ordinary shares, Verona ADS or other securities of Verona Pharma;

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acquire, by means of a merger, consolidation, recapitalization or otherwise, (i) any business, or equity securities of another person or (ii) other than active pharmaceutical ingredients or other supplies in the ordinary course of business consistent with past practice, any other properties or assets for consideration in excess of $250,000, individually or $1,000,000 in the aggregate, provided that this bullet will not apply to capital expenditures, which is governed by the nineteenth bullet in this section captioned “The Transaction Agreement — Covenants Regarding Conduct of Business by the Company Pending the Effective Time”;

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sell, lease, license, sublicense, assign, transfer or otherwise dispose of, or subject to any lien (other than certain permitted liens), any assets of Verona Pharma or any of its subsidiaries with a fair market value in excess of $250,000 individually or $1,000,000 in the aggregate, except sales of products or services in the ordinary course of business consistent with past practice;

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adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, recapitalization, restructuring or other reorganization;

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sell, license, sublicense, assign, transfer or otherwise dispose of, subject to any lien (other than certain permitted liens), or abandon, withdraw or permit to lapse, any intellectual property rights of Verona Pharma expect pursuant to incidental contracts;

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incur, assume or otherwise become liable or responsible for any indebtedness for borrowed money;

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assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person;

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make any loans, advances (other than advances for reimbursable ordinary course business expenses or advances of expenses to directors and employees pursuant to Verona Pharma’s organizational documents or existing indemnification agreements) or capital contributions to, or investments in, any other person;

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change, in any material respect, any financial accounting methods, principles or practices used by it, except as required by GAAP or applicable law;

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(i) change any annual tax accounting period, (ii) make, change or rescind any material tax election, (ii) settle or compromise any material tax proceeding or surrender any claim to a material tax refund, (iv) enter into any closing agreement or analogous non-U.S. agreement with respect to a material amount of tax or (v) file any material tax return other than in a manner consistent with past practice or amend any material tax return;

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except as required by a benefit plan of Verona Pharma in effect on July 8, 2025 or established after the date thereof not in contravention of the Transaction Agreement, (i) grant any loan to, increase the compensation or benefits of, or pay any bonus, to any current or former service provider of Verona Pharma, (ii) grant any severance, change of control, retention, termination or similar compensation or benefits to any current or former service provider of Verona Pharma, (iii) amend, adopt, establish, agree to establish, enter into or terminate any benefit plan of Verona Pharma or collective bargaining agreement or similar labor contract with respect to any current or former service provider of Verona Pharma, (iv) take any action to accelerate the vesting of, or payment of, any compensation or benefit under any benefit plan of Verona Pharma, (v) take any action to fund the payment of compensation or benefits under any benefit plan of Verona Pharma, (vi) hire or engage any service provider of Verona Pharma with an annual base salary or wage rate in excess of $200,000 or (vii) terminate, without cause, the service of any service provider of Verona Pharma with an annual base salary or wage rate in excess of $200,000;

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make any capital expenditures in excess of $100,000 in any year in the aggregate;

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settle or compromise any legal proceeding or investigation, audit or inquiry other than solely for monetary damages (net of insurance proceeds received) not in excess of $25,000 individually or $100,000 in the aggregate; provided that such settlement or compromise does not impose any non-monetary obligations on Verona Pharma or its subsidiaries (other than customary confidentiality and de minimis contractual obligations in the applicable compromise or settlement agreement that are incidental to an award of monetary damages thereunder) and does not involve the admission of wrongdoing by Verona Pharma, any of its subsidiaries or any of their respective directors or officers;

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(i) amend or modify in any material respect or waive any rights under any material contract, other than amendments that are not adverse in any material respect to Verona Pharma or its subsidiaries, (ii) terminate (other than automatic expirations that do not require any action of the parties thereto) any material contract or (iii) enter into or renew (other than automatic renewals that do not require any action of the parties thereto) any material contract, other than material contracts described in the Transaction Agreement entered into or renewed in the ordinary course of business; provided that this bullet will not restrict any action that is expressly governed by and permitted under any other bullet of this section captioned “The Transaction Agreement — Covenants Regarding Conduct of Business by the Company Pending the Effective Time”; provided, however, that, notwithstanding the foregoing, in no event will Verona Pharma or any of its subsidiaries be permitted to enter into or renew (other than automatic renewals that do not require any action of the parties thereto) any material contract (including certain material contracts described in the Transaction Agreement containing terms described therein);

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enter into any contract that by its terms would purport to bind Merck or its affiliates (other than, following the closing, Verona Pharma and its subsidiaries);

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purchase or enter into any purchase agreement, including option agreements, for the purchase of real property;

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(i) extend, amend, restrict, waive, cancel or modify any rights in or to any material intellectual property rights of Verona Pharma in a manner that is adverse to Verona Pharma or its subsidiaries, (ii) fail to diligently prosecute any material patent application or to maintain any material issued patent, in each case, owned by Verona Pharma or its subsidiaries or fail to diligently prosecute or maintain any material intellectual property rights of Verona Pharma as to which Verona Pharma or any of its subsidiary controls the prosecution or maintenance thereof, (iii) fail to renew (to the extent renewable at the option of Verona Pharma) or voluntarily terminate any contract under which material intellectual property right of Verona Pharma is licensed to Verona Pharma or its subsidiaries or (iv) disclose to any third party, other than under a confidentiality agreement or other legally binding confidentiality undertaking, any trade secret of Verona Pharma or its subsidiaries that is included in the intellectual property rights of Verona Pharma, except for any such disclosures made as a result of publication of a patent application filed by Verona Pharma or its subsidiaries or in connection with any required regulatory filing;

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convene any regular or special meeting (or any adjournment or postponement thereof) of the shareholders of Verona Pharma other than, to the extent required by applicable law or an order of a court of competent jurisdiction, an annual meeting of shareholders of Verona Pharma for purposes of election of directors, ratification of the Verona Pharma’s auditors and other routine matters;

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adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to Verona Pharma or its subsidiaries;

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enter into any transactions or contracts with any affiliate or other person that would be required to be disclosed by Verona Pharma under Item 404 of Regulation S-K of the SEC other than to the extent permitted under the Transaction Agreement;

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unless mandated by any governmental authority, (i) make any material change to, discontinue, terminate or suspend any ongoing clinical trials or nonclinical studies relating to a product of Verona Pharma or (ii) commence, alone or with any third party, any research program; or

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authorize, offer, agree or commit, in writing or otherwise, to take any of the foregoing actions.

Notwithstanding the foregoing, nothing in the Transaction Agreement is intended to give Merck or Bidco, directly or indirectly, the right to control or direct the business or operations of Verona Pharma or its subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, Verona Pharma and its subsidiaries will exercise, consistent with the terms and conditions of the Transaction Agreement, complete control and supervision over their business and operations.
No Solicitation; Acquisition Proposals; Company Board Recommendation Change
From July 8, 2025 until the earlier to occur of the termination of the Transaction Agreement in accordance with its terms and the Effective Time, Verona Pharma will not, and will cause its directors and officers not to, nor will it authorize or knowingly permit any of its other representatives to, and will direct and use its reasonable best efforts to cause such other representatives not to, directly or indirectly:
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solicit, initiate, knowingly encourage or knowingly facilitate, any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

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furnish to any person (other than Merck, Bidco or any designees or representatives of Merck or Bidco), or any representative thereof, any information, or afford to any person (other than Merck, Bidco or any designees or representatives of Merck or Bidco) access to the business, properties, assets, books, records or other information, or to any personnel, of Verona Pharma or any of its subsidiaries, in any such case with the intent to facilitate the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal;

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participate or engage in any discussions or negotiations with any person, or any representative thereof, with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (except to notify any person of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement);

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enter into any merger agreement, purchase agreement, letter of intent or similar agreement (binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into in accordance with the terms of the Transaction Agreement);

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take any action to make any anti-takeover law inapplicable to any Acquisition Proposal; or

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approve, authorize, agree or publicly announce any intention to do any of the foregoing.

Subject to the terms of the Transaction Agreement, from July 8, 2025 until the earlier to occur of the termination of the Transaction Agreement pursuant to its terms and the Effective Time, Verona Pharma must, and must cause its directors and officers to, and must direct its other representatives to, cease and cause to be terminated, and must not authorize or knowingly permit any of its other representatives to continue, any and all discussions or negotiations with any person (other than Merck, Bidco and their representatives), or any representative thereof, conducted prior to July 8, 2025 with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Acquisition Proposal.
Notwithstanding the limitations in the preceding paragraphs or any other provision in the Transaction Agreement, Verona Pharma and its representatives may (i) participate in discussions only to the extent necessary to clarify and understand the terms and conditions of any inquiry or proposal made by any person solely to determine whether such inquiry or proposal constitutes or is reasonably likely to lead to a Superior Proposal and (ii) inform a person that has made or is considering making an Acquisition Proposal of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement.
From July 8, 2025 until the earlier to occur of the termination of the Transaction Agreement in accordance with its terms and the Effective Time, as promptly as practicable, and in any event within one Business Day following receipt of an Acquisition Proposal, or request for information or inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, Verona Pharma will (i) provide Merck with written notice of such Acquisition Proposal, request for information, inquiry, proposal or offer, (ii) communicate to Merck the material terms and conditions of such Acquisition Proposal, request for information, inquiry, proposal or offer (including any subsequent amendment thereto) and the identity of the person making such Acquisition Proposal, request for information, inquiry, proposal or offer and

(iii) provide Merck with copies of (a) such Acquisition Proposal and any proposed term sheet, letter of intent, transaction agreement or similar agreement (including all schedules, exhibits and attachments thereto) with respect thereto and (b) all other documents proposing any financial or other material terms of such Acquisition Proposal. Verona Pharma must keep Merck reasonably informed on a reasonably prompt basis (and in any event within one Business Day) with respect to the status of any discussions or negotiations regarding, and of any changes to the material terms and conditions of, any such Acquisition Proposal, request for information or inquiry, proposal or offer, and must, as promptly as practicable (and in any event within one Business Day of receipt thereof), provide Merck with unredacted copies of all writings or media containing any material terms or conditions of any such proposals and any proposed transaction agreements (including all schedules, exhibits and attachments thereto) relating to any such Acquisition Proposal, request for information, inquiry, proposal or offer and any financing commitments relating thereto exchanged between Verona Pharma or any of its representatives and the person making such Acquisition Proposal and its representatives.
Notwithstanding the limitations in the preceding paragraphs or any other provision in the Transaction Agreement, if at any time prior to obtaining the required Verona shareholder approvals, Verona Pharma or any of its representatives has received a bona fide, written Acquisition Proposal from any person or group of persons that did not result from a material breach of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement, then if the Verona Board (or a committee thereof) determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, then Verona Pharma and any of its representatives may enter into an Acceptable Confidentiality Agreement with such person or group of persons, furnish information with respect to Verona Pharma or its subsidiaries to the person or group of persons making such Acquisition Proposal (provided that Verona Pharma must concurrently provide or make available to Merck any information concerning Verona Pharma or its subsidiaries that is provided to such person or group of persons and which was not previously provided or made available to Merck and Verona Pharma must have entered into an Acceptable Confidentiality Agreement with such person or group of persons) and participate and engage in discussions or negotiations with the person or group of persons making such Acquisition Proposal regarding such Acquisition Proposal. Within one Business Day of such determination of the Verona Board, and in any event, prior to or substantially concurrently with Verona Pharma first taking any of the actions described in the immediately preceding sentence with respect to an Acquisition Proposal, Verona Pharma must provide written notice to Merck of the determination of the Verona Board (or a committee thereof) relating to such Acquisition Proposal.
Subject to limited exceptions as described herein, neither the Verona Board nor any committee thereof will (i) withdraw, amend, modify or qualify in a manner adverse to Merck or Bidco the Company Board Recommendation, (ii) publicly approve or recommend an Acquisition Proposal, (iii) fail to include the Company Board Recommendation in the proxy statement and the Scheme Annex Document when disseminated to Verona shareholders, (iv) if any Acquisition Proposal is structured as a takeover offer, tender offer or exchange offer for the outstanding Verona ordinary shares and is commenced pursuant to Rule 14d-2 under the Exchange Act (other than by Merck or an affiliate of Merck), fail to recommend, within ten Business Days after such commencement, against acceptance by Verona shareholders of such offer or at any time recommend the acceptance by the Verona shareholders of such offer or (v) publicly propose to do any of the foregoing (each of clauses (i), (ii), (iii), (iv) and (v), a “Company Board Recommendation Change”); provided that notwithstanding anything in the Transaction Agreement to the contrary, a “stop, look and listen” communication by the Verona Board or any committee thereof to Verona shareholders pursuant to Rule 14d-9(f) of the Exchange Act, or the taking and disclosure to Verona shareholders of a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act, or any substantially similar communication to either of the foregoing will not be deemed a Company Board Recommendation Change or prohibited under the terms of the Transaction Agreement (provided that any such disclosure by Verona Pharma must state that the Company Board Recommendation continues to be in effect unless, prior to the time of such public disclosure, a Company Board Recommendation Change has been made in accordance with the terms of the Transaction Agreement).

Notwithstanding the limitations in the preceding paragraphs or any other provision in the Transaction Agreement, at any time prior to the receipt of the required Verona shareholder approvals, the Verona Board (or a committee thereof) may (i) in response to the receipt of a bona fide, written Acquisition Proposal received after July 8, 2025 that did not result from a material breach of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement, or the occurrence of an Intervening Event, effect a Company Board Recommendation Change or (ii) in response to a bona fide, written Acquisition Proposal received after July 8, 2025 that did not result from a material breach of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement, enter into a definitive agreement with respect to such applicable Acquisition Proposal and terminate the Transaction Agreement, provided that (a) the Verona Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law, (b) in the case of receipt of an Acquisition Proposal, the Verona Board (or a committee thereof) determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal or, in the case of an Intervening Event, that an Intervening Event has occurred, (c) Verona Pharma provides written notice to Merck at least four Business Days prior to effecting a Company Board Recommendation Change or terminating the Transaction Agreement to enter into the applicable Acquisition Proposal pursuant to the terms of the Transaction Agreement of its intent to take such action, specifying the reasons therefor (a “Match Right Notice”), (d) prior to effecting such Company Board Recommendation Change or terminating the Transaction Agreement to enter into the applicable Acquisition Proposal pursuant to the terms of the Transaction Agreement, Verona Pharma must, and must cause its representatives to, be reasonably available to negotiate with Merck in good faith (to the extent Merck desires to negotiate) during such four Business Day period to make such adjustments in the terms and conditions of the Transaction Agreement as would obviate the basis for a Company Board Recommendation Change or the termination of the Transaction Agreement and (e) no earlier than the end of such four Business Day period, the Verona Board (or a committee thereof) determines in good faith (after consultation with its financial advisors and outside legal counsel), after considering any amendments to the terms and conditions of the Transaction Agreement proposed by Merck in a binding written offer irrevocably made by Merck during such four Business Day period, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable law (and, in the case of receipt of such Acquisition Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal). Following delivery of a Match Right Notice in the case of a Superior Proposal, in the event of any change to the financial terms (including any change to the amount or form of consideration payable) or other revision to the terms or conditions of such Acquisition Proposal, Verona Pharma must provide a new Match Right Notice to Merck, and any Company Board Recommendation Change or termination of the Transaction Agreement following delivery of such new Match Right Notice must again be subject to clause (c) and clause (d) of the immediately preceding sentence for a period of two Business Days.
Notwithstanding the limitations in the preceding paragraphs or any other provision in the Transaction Agreement, nothing in the Transaction Agreement prohibits Verona Pharma or the Verona Board (or a committee thereof) from (i) (a) taking and disclosing to Verona shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act and (b) making any disclosure to Verona shareholders if the Verona Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties to Verona shareholders under applicable law, provided that any such disclosure by Verona Pharma states that the Verona Board recommendation continues to be in effect unless, prior to the time of such public disclosure, a Company Board Recommendation Change has been made in compliance with the terms of the Transaction Agreement and (ii) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable law.
For purposes of this section of the proxy agreement captioned “The Transaction Agreement”:
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“Acceptable Confidentiality Agreement” means any confidentiality agreement containing provisions limiting the disclosure and use of non-public information of or with respect to Verona Pharma that (i) contains confidentiality provisions that are not, in the aggregate, materially less favorable to Verona Pharma than the terms of the confidentiality agreement, dated as of February 4, 2025 by and between Merck and Verona Pharma and (ii) does not contain any exclusivity provision or other term that would restrict, in any manner, Verona Pharma’s ability to comply with the terms of the Transaction Agreement, except that such confidentiality agreement need not include explicit or implicit standstill provisions that would restrict the making of or amendment or modification to Acquisition Proposals.
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“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Merck or Bidco) to engage in an Acquisition Transaction.

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“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by the Transaction Agreement) that would result in: (i) any acquisition by any person or “group” (as defined under Section 13(d) of the Exchange Act) of more than 20% of the outstanding voting or equity securities of Verona Pharma (whether by voting power or number), (ii) any takeover offer, tender offer or exchange offer that if consummated would result in any person or group (as defined under Section 13(d) of the Exchange Act) beneficially owning more than 20% of the outstanding voting or equity securities of Verona Pharma, (iii) any merger, consolidation, scheme of arrangement, business combination, recapitalization, reorganization or other similar transaction involving Verona Pharma (a) pursuant to which any person or “group” (as defined in or under Section 13(d) of the Exchange Act), other than Verona shareholders (as a group) immediately prior to the consummation of such transaction, would hold voting or equity securities representing more than 20% of the voting or equity securities of the surviving entity (whether by voting power or number) or (b) as a result of which Verona shareholders (as a group) immediately prior to the consummation of such transaction would hold voting or equity securities (whether by voting power or number) representing less than 75% of the voting or equity securities of the surviving entity after giving effect to the consummation of such transaction, (iv) any sale, license or disposition of tangible or intangible assets or businesses that constitute or represent more than 20% of the total revenue, net income, EBITDA or total assets (measured on a fair market value basis as of the date thereof) of Verona Pharma and its subsidiaries or (v) any liquidation or dissolution of Verona Pharma; provided, however, the Transaction and the transactions contemplated thereby will not be deemed an Acquisition Transaction in any case.

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“Intervening Event” means an effect that was not known to the Verona Board as of July 8, 2025 or, if known, the material consequences of which were not reasonably foreseeable by the Board, as of July 8, 2025, other than (i) changes in Verona Pharma’s stock or ADS price or the trading volume of Verona Pharma’s stock or ADSs (provided that the underlying reasons for such changes may constitute or be taken into account in determining whether there has been an Intervening Event), (ii) any Acquisition Proposal or (iii) the fact that, in and of itself, Verona Pharma exceeds any estimates or expectations, or any internal budgets, plans or forecasts, of Verona Pharma’s revenue, earnings or other financial performance or results of operations for any period (provided that the underlying reasons for such events may be taken into account in determining whether this has been an Intervening Event).

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“Superior Proposal” means a written, bona fide Acquisition Proposal that did not result from a material breach of Verona Pharma’s obligations relating to non-solicitation as set forth in the Transaction Agreement for a transaction or series of related transactions contemplated by clause (a), (b), (c) or (d) of the definition of “Acquisition Transaction” on terms that the Verona Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and financial advisor(s), taking into account all financial, legal, regulatory, timing and other aspects of such Acquisition Proposal (including the person making such Acquisition Proposal and the likelihood of consummation of such Acquisition Proposal), to be more favorable to Verona shareholders (solely in their capacity as such), from a financial point of view, than the Transaction (including any adjustment to the terms and conditions proposed by Merck in response to such proposal); provided, however, that for purposes of the reference to an “Acquisition Proposal” in this definition of a “Superior Proposal,” all references to (i) “more than 20%” in the definition of “Acquisition Transaction” will be deemed to be references to “a majority” and (ii) “less than 75%” will be deemed to be references to “less than a majority.”

The Transaction Agreement provides that nothing will prevent Verona Pharma or the Verona Board (or a committee thereof) from (i) taking and disclosing to Verona shareholders a position contemplated by

Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act and making any disclosure to Verona shareholders if the Verona Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties to Verona shareholders under applicable law and (ii) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable law.
Other Covenants and Agreements
Efforts to Consummate the Transaction
Each of Verona Pharma, Merck and Bidco must use their reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate the transactions contemplated by the Transaction Agreement, including using reasonable best efforts to (i) cause the conditions to closing to be satisfied as promptly as practicable after July 8, 2025, (ii) subject to the terms of the Transaction Agreement, obtaining, as promptly as practicable after July 8, 2025, and maintaining all necessary actions or non-actions and consents from governmental authorities and making all necessary registrations, declarations and filings with governmental authorities, that are necessary to consummate the Transaction, (iii) upon the written request of Merck and Bidco, obtaining all necessary or appropriate consents under any contracts to which Verona Pharma is a party in connection with the Transaction Agreement and the consummation of the transactions contemplated thereby, and (iv) reasonably cooperate with the other party or parties with respect to any of the foregoing.
Subject to the terms of the Transaction Agreement, Verona Pharma, Merck and Bidco have agreed to take any and all actions reasonably necessary to cause the expiration or termination of the applicable waiting periods, or otherwise obtain all necessary waivers and approvals, under the HSR Act and any antitrust laws of any non-U.S. jurisdiction as soon as practicable, and to avoid any impediment to the consummation of the Transaction under any antitrust laws, including actions to propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, any conduct of business restriction, sale or disposition of any asset or business or license or grant of rights to any business, product line, field of use, division, business arrangement, contract, asset or interest therein of Merck or any of its affiliates, or of Verona Pharma or any of its subsidiaries, requested by a governmental authority in order to achieve clearance under any antitrust laws (each of the foregoing actions, a “Remedial Action”). Notwithstanding the foregoing or anything in the Transaction Agreement to the contrary, nothing in the Transaction Agreement will be deemed to require Merck, Bidco or any of their affiliates to, and Merck’s and Bidco’s “reasonable best efforts” will not be deemed to include or require Merck or Bidco or any of their affiliates to, (i) take any Remedial Action (a) with respect to Merck or its affiliates (other than, following the closing, Verona Pharma and its subsidiaries) or their respective assets, categories of assets, businesses, product line, field of use, divisions, relationships, contractual rights, obligations or arrangements, and any intellectual property rights thereto or embodied therein or any venture or other arrangement or (b) with respect to Verona Pharma or its subsidiaries, to the extent such actions, in the case of this clause (b) would have any more than an immaterial effect on the business, operations or financial condition of Verona Pharma or its subsidiaries, (ii) oppose, contest or resist any legal proceeding under any antitrust laws or seek to have vacated, lifted, reversed or overturned any order resulting from such legal proceeding or (iii) modify any of the terms of the Transaction Agreement or the Transaction or the other transactions contemplated by the Transaction Agreement in order to achieve clearance under any antitrust laws. Verona Pharma and its subsidiaries may not take any Remedial Action without Merck’s prior written consent (but will be required to agree to take any Remedial Action at the request of Merck so long as such Remedial Action is contingent upon the occurrence of the Effective Time). Further, and for the avoidance of doubt, without the written consent of the other party, Merck and Verona Pharma will not extend any waiting period under the HSR Act (by pull and refile, or otherwise) or enter into any agreement with the FTC, the Antitrust Division of the DOJ or any other governmental authority not to consummate the transactions contemplated by the Transaction Agreement without the written consent of the other party, which will not be unreasonably withheld.
Each of Merck and Bidco (and their respective affiliates, if applicable), on the one hand, and Verona Pharma, on the other hand, will promptly inform the other of any substantive communication from any governmental authority regarding any of the transactions contemplated by the Transaction Agreement in connection with any filings or investigations with, by or before any governmental authority relating to the Transaction Agreement or the transactions contemplated thereby, including any proceedings initiated by a private party. If any party or an affiliate thereof receives a request for additional information or documentary material from any governmental authority with respect to the transactions contemplated by the Transaction Agreement pursuant to the HSR Act or any antitrust law of any non-U.S. jurisdiction with respect to which any such filings have been made, then such party will use its reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, a reasonably appropriate response in compliance with such request. In connection with and without limiting the foregoing, to the extent reasonably practicable and unless prohibited by applicable law or by the applicable governmental authority, the parties agree to (i) give each other reasonable advance notice of all substantive meetings and substantive conference calls with any governmental authority relating to the Transaction, (ii) give each other an opportunity to participate in each of such substantive meetings and substantive conference calls, (iii) keep the other party reasonably apprised with respect to any substantive oral communications with any governmental authority regarding the Transaction, (iv) cooperate in the filing of any analyses, presentations, memoranda, briefs, arguments, opinions or other written communications explaining or defending the Transaction, articulating any regulatory or competitive argument or responding to requests or objections made by any governmental authority, (v) provide each other with a reasonable advance opportunity to review and comment upon, and consider in good faith the views of the other with respect to, all written communications (including any analyses, presentations, memoranda, briefs, arguments and opinions) with a governmental authority regarding the Transaction, (vi) provide each other (or counsel of each party, as appropriate) with copies of all material written communications to or from any governmental authority relating to the Transaction and (vii) cooperate and provide each other with a reasonable opportunity to participate in, and consider in good faith the views of the other regarding, all material deliberations with respect to all efforts to satisfy certain of the conditions set forth in the Transaction Agreement. Any such disclosures, rights to participate or provisions of information by one party to the other may be made on a counsel-only basis and redacted for legal privilege to the extent required under applicable law or to remove references concerning the valuation of Verona Pharma or confidential competitively sensitive business information of Verona Pharma.
Each of Merck, Bidco and Verona Pharma will cooperate with one another in good faith to (i) promptly determine whether any filings not contemplated in the Transaction Agreement are required to be made, and whether any other consents not contemplated in the Transaction Agreement are required to be obtained, from any governmental authority under any other applicable law in connection with the transactions contemplated thereby and (ii) promptly make any filings, furnish information required in connection therewith and seek to obtain timely any such consents that the parties determine are required to be made or obtained in connection with the transactions contemplated thereby.
Merck will determine and have the principal authority to devise and implement the strategy for obtaining any necessary consents under antitrust laws and will take the lead in joint meetings with any governmental authority in connection with obtaining any necessary consents under antitrust laws; provided that Merck and Verona Pharma will consult in advance with each other and in good faith take each other’s views into account prior to taking any material substantive position in any written submissions or, to the extent practicable, discussions with any governmental authority, including under the HSR Act.
Efforts to Implement the Scheme of Arrangement
In order to implement the Scheme of Arrangement, Verona Pharma has agreed to, among other matters:
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cooperate with Merck in the preparation of this proxy statement;

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cooperate with Merck in the preparation of any documents to be submitted to the Court in connection with the Scheme of Arrangement; and

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make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement as promptly as reasonably practicable.

Verona Pharma will also otherwise generally use reasonable best efforts to cooperate fully and in good faith, and cause its subsidiaries and their representatives to cooperate in good faith, with Merck and Bidco and their respective representatives in preparing the documentation for the Shareholder Meetings and Court hearings, convening and holding the Shareholder Meetings and obtaining the sanction of the Court, and Merck and Bidco are subject to a similar reciprocal obligation.
Verona Pharma has agreed to hold the Court Meeting and General Meeting as soon as reasonably practicable after July 8, 2025 (and to use commercially reasonable efforts to hold such meetings no later than forty-five calendar days after the mailing of this proxy statement) and, unless the Verona Board has effected an adverse recommendation change, to use its reasonable best efforts to obtain the required Verona shareholder approvals for the Scheme Proposal and the Scheme Implementation Proposal (the “required Verona shareholder approvals”).
Notwithstanding the foregoing obligations, and except as required by applicable law or the Court, Verona Pharma may, without the consent of Merck and only in accordance with Verona Pharma’s organizational documents, and will, at the request of Merck, in respect of the last two bullet points below adjourn or postpone the Court Meeting and/or the General Meeting:
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in the case of adjournment, if requested by the Verona shareholders (on a poll) to do so, so long as that the adjournment resolution was not proposed, procured or instigated by or on behalf of Verona Pharma or any of its representatives;

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if necessary to ensure that any required supplement or amendment to this proxy statement or Scheme Document Annex is provided to the Verona shareholders with such postponement or adjournment to extend for no longer than the period that the Verona Board determines in good faith (after consulting with outside counsel) is advisable to give the Verona shareholders sufficient time to evaluate such disclosure or information (except that no such postponement or adjournment under this clause may be to a date that is after the 10th Business Day after the date of such disclosure or dissemination unless required by applicable law);

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if, as of the time for which the Court Meeting or the General Meeting is scheduled, there are insufficient Verona ordinary shares or Scheme Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Court Meeting or the General Meeting, but only until a meeting can be held at which there are a sufficient number of Verona ordinary shares or Scheme Shares represented to constitute a quorum; or

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to solicit additional proxies for the purpose of obtaining the required Verona shareholder approvals, but only until a meeting can be held at which there are sufficient number of votes of the Verona shareholders or Scheme shareholders to obtain the relevant approval.

No postponement or adjournment pursuant to the last two bullets above may be for a period of more than ten Business Days on any single occasion or, on any occasion, to a date after the earlier of (i) thirty Business Days after the date on which the Court Meeting or the General Meeting was originally scheduled, as applicable, and (ii) fifteen Business Days before the End Date.
Access and Information
From July 8, 2025 until the earlier to occur of the termination of the Transaction Agreement in accordance with its terms and the Effective Time, Verona Pharma will, and will cause its subsidiaries to, afford Merck and its representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books and records and personnel of Verona Pharma and its subsidiaries (provided, however, that Verona Pharma may restrict or otherwise prohibit access to any documents or information to the extent that (i) any applicable law requires Verona Pharma or its subsidiaries to restrict or otherwise prohibit access to such documents or information, (ii) access to such documents or information would reasonably be expected to result in a waiver of any attorney-client privilege, work product doctrine or other applicable privilege applicable to such documents or information or (iii) such documents or information relate to the evaluation or negotiation of the Transaction Agreement, the transactions contemplated thereby or, subject to the terms of the Transaction Agreement, an Acquisition Proposal or a Superior Proposal). In the event that Verona Pharma does not provide access or information in reliance on clauses (i) or (ii) of the preceding sentence, it will use its reasonable best efforts to communicate the applicable information to Merck in a way that would not violate any applicable law or waive such a privilege.

Any investigation conducted pursuant to the access contemplated by the Transaction Agreement (i) must be conducted in a manner that does not unreasonably interfere with the conduct of the business of Verona Pharma or its subsidiaries or create a risk of damage or destruction to any property or assets of Verona Pharma, (ii) will be subject to Verona Pharma’s and its subsidiaries’ reasonable security measures and insurance requirements and (iii) will not include the right to perform invasive testing without Verona Pharma’s prior written consent, in its sole discretion.
The terms and conditions of the confidentiality agreement between Merck and Verona Pharma, dated as of February 4, 2025 apply to any information obtained by Merck or any of its representatives in connection with any investigation conducted pursuant to the access contemplated by the Transaction Agreement.
Nothing in the Transaction Agreement will be construed to require Verona Pharma or its representatives to prepare any reports, analyses, appraisals, opinions or other information it would not otherwise prepare in the ordinary course of its business.
Indemnification of Directors and Officers; Insurance
Merck and Bidco must honor and fulfill in all respects the obligations of Verona Pharma under (i) any indemnification agreement or deed of indemnity between (a) Verona Pharma and any of its current or former directors, officers and employees and (b) Verona Pharma or any corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise and any person serving or who served as a director, officer, member, trustee or fiduciary of any of the foregoing at the request of Verona Pharma, in each case prior to the Effective Time and (ii) the indemnification, expense advancement and exculpation provisions in Verona Pharma’s organizational documents as in effect on July 8, 2025. In addition, for six years after the Effective Time, Merck and Bidco will cause Verona Pharma and its subsidiaries to maintain in effect any and all indemnification, exculpation and the advancement of expenses provisions of Verona Pharma’s organizational documents and the organizational documents of Verona Pharma’ssubsidiaries as in effect as of July 8, 2025. During such six-year period, such provisions will not be repealed, amended or otherwise modified in any manner adverse to the Indemnified Persons (as defined below), except as required by applicable law or as provided in the Transaction Agreement.
During the period commencing at the Effective Time and ending on the sixth anniversary of the Effective Time, to the fullest extent permitted by applicable law, Merck will cause Verona Pharma to indemnify and hold harmless each current or former director or officer of Verona Pharma (“Indemnified Persons”) against any costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement of or in connection with any threatened or actual action, suit, claim, proceeding, investigation, arbitration or inquiry, whether civil, criminal, administrative or investigative (each an “Indemnified Proceeding”), to the extent such Indemnified Proceeding arises directly or indirectly out of or pertains or relates directly or indirectly to (i) any action or omission or alleged action or omission at or prior to the Effective Time in such Indemnified Person’s capacity as a director, officer, employee or agent of Verona Pharma or other affiliates (including as a fiduciary with respect to any employment benefit plan) or by reason of the fact that such Indemnified Person is or was serving as a director, officer, employee or agent of Verona Pharma or its affiliates or at the request of Verona Pharma as such (including as a fiduciary with respect to any employee benefit plan) of another person or (ii) any of the transactions contemplated by the Transaction Agreement.
For six years after the Effective Time and to the fullest extent permitted by applicable law, Merck will cause Verona Pharma to advance, prior to the final disposition of any Indemnified Proceeding for which indemnification may be sought under the Transaction Agreement, promptly following request by an Indemnified Person therefor, all costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses) incurred by such Indemnified Person in connection with any such Indemnified Proceeding upon receipt of an undertaking by such Indemnified Person, to the extent required by law, to repay such advances if it is ultimately decided in a final, non-appealable judgment by a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification under the Transaction Agreement.
For six years after the Effective Time, Merck will cause Verona Pharma to maintain for the benefit of the directors and officers of Verona Pharma, as of July 8, 2025 and as of the Effective Time, an insurance and indemnification policy that provides coverage for events occurring prior to the Effective Time (the “D&O

Insurance”) that is substantially equivalent to and in any event provides coverage not less favorable to the insured persons than Verona Pharma’s policies in effect as of July 8, 2025; provided that Verona Pharma will not be required to pay an aggregate premium for the D&O Insurance in excess of 300% of the last annual premium paid prior to July 8, 2025. The provisions of the immediately preceding sentence will be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by Verona Pharma or Merck prior to the Effective Time. Merck will (and will cause Verona Pharma to) maintain the D&O Insurance “tail” policy in full force and effect and continue to honor their respective obligations thereunder for six years after the Effective Time.
If any Indemnified Person notifies Verona Pharma on or prior to the sixth anniversary of the Effective Time that a claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time) has been made against such Indemnified Person, the indemnification provisions of the Transaction Agreement described above will continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.
In the event that Verona Pharma (or any of its successors or assigns) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or engages in any division transaction or transfers, conveys or otherwise disposes of all or substantially all of its properties and assets to any person or effects any division transaction, then, in each such case, proper provision will be made so that the successors and assigns of Verona Pharma will assume all of the obligations set forth in the indemnification section of the Transaction Agreement.
Employee Matters
For the 12-month period following the Effective Time, Merck will and will cause Verona Pharma and each of its other subsidiaries to maintain for each current employee:
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base compensation and a target short-term cash incentive compensation opportunity that are, in each case, at least as favorable as those provided to the current employee as of immediately prior to the Effective Time;

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employee benefits (excluding any equity, equity-based, change in control, retention or severance benefits or any defined benefit retirement or post-retirement welfare benefits) that are substantially comparable in the aggregate to either (in Merck’s discretion): (i) the employee benefits (with the same exceptions) provided to the current employee by Verona Pharma immediately prior to closing or (ii) the employee benefits (with the same exceptions) provided to similarly-situated employees of Merck and its subsidiaries; and

•
severance benefits at least as favorable as those provided by Verona Pharma or its subsidiaries to current employees as of immediately prior to the Effective Time.

Subject to applicable laws, Merck will, and will cause Verona Pharma to, cause service rendered by current employees to Verona Pharma and its subsidiaries prior to the Effective Time to be taken into account for purposes of vesting and eligibility to participate in employee benefit plans of Merck and Bidco and its subsidiaries for which a current employee is otherwise eligible to participate (but such service credit will not be provided for purposes of benefit accrual, except for vacation and other paid time-off and severance or similar pay, as applicable), to the same extent as such service was taken into account under the corresponding benefit plans of Verona Pharma immediately prior to the Effective Time for those purposes; provided that, the foregoing will not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service; provided further, that, the service of a current employee prior to the Effective Time will not be recognized for the purpose of any entitlement to participate in, or receive benefits with respect to, any retiree medical programs or other retiree welfare benefit programs or any defined benefit plan. Merck will use reasonable best efforts to (i) waive any pre-existing condition limitations under any employee benefit plan of Merck, Verona Pharma or its subsidiaries for any condition for which a current employee would have been entitled to coverage under the corresponding benefit plan of Verona Pharma in which they participated prior to the Effective Time and (ii) credit current employees under such employee benefit plans for any eligible expenses incurred, or payments made, by such current employees and their covered dependents under a benefit plan of Verona Pharma during the portion of the year prior to the Effective Time for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to such current employees and their covered dependents in respect of the plan year in which the Effective Time occurs.
From and after closing, Merck will honor all obligations under the Verona Pharma employee benefit plans (including, without limitation, the Verona Pharma Severance Plan) in accordance with their terms.
Merck will honor all obligations with respect to ongoing performance periods and completed performance periods under each Cash Bonus Plan and make all payments and determinations thereunder consistent with past practice, provided that (i) with respect to any completed performance period, the amount payable thereunder will not be less than the accrued but unpaid annual bonus thereunder (based on actual performance) and (ii) with respect to any ongoing performance period, the amount payable thereunder will not be less than the amount accrued as of the closing date. For purposes of the above, (a) “Cash Bonus Plan” means any Verona Pharma employee benefit plan that is a short-term cash incentive compensation plan or arrangement, (b) “completed performance period” means any performance period under a Cash Bonus Plan that is completed prior to the closing date and (c) “ongoing performance period” means any performance period in which the closing date occurs. For the avoidance of doubt, a participant in a Cash Bonus Plan will remain eligible to receive payment of an amount thereunder upon a qualifying termination of service to the extent provided in a Verona Pharma employee benefit plan (including, without limitation, the Verona Pharma Severance Plan).
Tax Matters
Merck and Verona Pharma will provide (and will, in the case of Verona Pharma, procure that its subsidiaries and its and their representatives will provide and, in the case of Merck, procure that Merck and Bidco and their respective representatives will provide) such assistance and information as Verona Pharma or Merck, as applicable, may reasonably request in connection with any tax matters in respect of the transactions contemplated by the Transaction Agreement. Such tax matters may include any tax clearances or approvals, consents, permissions or waivers which either Merck or Verona Pharma may consider necessary or desirable in connection with the transactions contemplated by the Transaction Agreement, including in connection with any United Kingdom stamp duty or stamp duty reserve tax. Verona Pharma will, as soon as reasonably practicable after July 8, 2025, apply for confirmation from His Majesty’s Revenue & Customs of the United Kingdom that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. The failure of Verona Pharma to obtain such a confirmation will not constitute a breach of Verona Pharma’s obligations under the Transaction Agreement.
Certain Litigation
Verona Pharma will promptly advise Merck of any legal proceeding commenced after July 8, 2025 against Verona Pharma or any of its directors or officers (in their capacity as such) by any Verona shareholder (on their own behalf or on behalf of Verona Pharma) relating to the Transaction Agreement or the transactions contemplated thereby, and will keep Merck reasonably informed regarding any such legal proceeding. Subject to execution of a customary joint defense agreement, Verona Pharma will give Merck the opportunity to consult with Verona Pharma regarding, and participate in, but not control, the defense of any such legal proceeding and if Merck does not exercise such right to participate, keep Merck fully and promptly informed with respect to such legal proceeding and all material developments relating thereto. Verona Pharma may not enter into any settlement agreement or offer or agree to any mooting disclosure in respect of such legal proceeding without Merck’s prior written consent (which consent will not be unreasonably withheld, conditioned or delayed).
Verona Pharma Indebtedness
Prior to the closing, Verona Pharma will, and will cause its subsidiaries to, deliver notices of prepayment and notices of termination of commitments (including any certifications or calculations to be provided therewith) relating to the prepayment in full of outstanding indebtedness under the Company Credit Agreement at the closing. Verona Pharma and its subsidiaries will use their reasonable best efforts to (i) obtain and deliver to Merck prior to the closing payoff letters in customary form from the lenders (or their applicable representatives) with respect to the Company Credit Agreement stating the amounts required to pay in full all indebtedness thereunder at the closing and (ii) obtain and deliver to Merck documents and filings in customary form acknowledging the termination of obligations and release of liens related to the Company Credit Agreement upon the payoff of the outstanding indebtedness under the Company Credit Agreement. Verona Pharma will use reasonable best efforts to assist Merck (and Merck will use reasonable best efforts to assist Verona Pharma in connection therewith) in the prepayment in full of all indebtedness under the Company Credit Agreement and the termination of the Company Credit Agreement as of the Effective Time and the release any related liens, guaranties and other credit support thereunder upon the occurrence of such prepayment (provided that no such prepayment shall be required that is not contingent on the occurrence of the closing). Without limiting the generality of the foregoing, Verona Pharma and its subsidiaries will use reasonable best efforts to deliver to Merck at least three Business Days prior to the closing date draft payoff letters, termination acknowledgments and release documentation, and Verona Pharma will give due consideration to all reasonable comments thereto requested in writing by Merck or its counsel.
Regulatory Matters
During the pre-closing period, subject to applicable law, Verona Pharma will (i) provide Merck with reasonable advanced notice of any material meetings or scheduled conference calls, that Verona Pharma or any of its subsidiaries has with any governmental authority with jurisdiction over the research, development, commercialization, manufacture, marketing or exploitation of any Verona Pharma product, or any advisory committee thereof, (ii) promptly notify Merck of any material communication to Verona Pharma or its subsidiaries from any such governmental authority or any advisory committee thereof with respect to any Verona Pharma product and (iii) promptly furnish Merck with copies of all material correspondence, filings and written communications to be sent or received by Verona Pharma, its subsidiaries and their respective representatives to or from, as the case may be, any such governmental authority, any advisory committee thereof or its staff. Prior to attending any such material meeting, videoconference or call, or responding to or making any such material communication with respect to any of the foregoing, Verona Pharma will, and will, as necessary, cause its representatives to, reasonably consult with Merck and consider in good faith the views and comments of Merck in connection with, and reasonably in advance of, any such material meeting, videoconference, call, response or communication, provided that any such views or comments are submitted by Merck to Verona Pharma within five days following Verona Pharma’s notice to Merck of any of the foregoing.
Miscellaneous Covenants
The Transaction Agreement contains additional agreements among Verona Pharma, Merck and Bidco relating to, among other matters:
•
the coordination of press releases and other public announcements or filings relating to the Transaction;

•
anti-takeover laws;

•
reporting requirements under Section 16 of the Exchange Act;

•
obligations of Bidco and Verona Pharma’s subsidiaries;

•
the delisting of Verona ADSs from Nasdaq and the termination of their registration under the Exchange Act; and

•
takeover offers without Verona Pharma’s prior written consent.

Conditions to Complete the Transaction
The respective obligations of Verona Pharma, Merck and Bidco to effect the Transaction are subject to the satisfaction of each of the following conditions, any and all of which may be waived in whole or in part by mutual consent of Merck, Bidco and Verona Pharma, to the extent permitted by applicable law; provided that any condition relating to the absence of the imposition of a burdensome condition will be solely to the benefit of Merck and Bidco and may be asserted only by, or waived only by, Merck in its sole discretion:
•
the receipt of the required Verona shareholder approvals;

•
the sanction of the Scheme of Arrangement by the Court;

•
(i) the expiration or termination of any waiting period (and extensions thereof) applicable to the Transaction under the HSR Act without the imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) and there will not be in effect any voluntary agreement pursuant to which Merck and Verona Pharma have agreed not to consummate the Transaction and (ii) obtaining, expiration or termination of all other waivers, approvals and waiting periods under certain additional specified antitrust laws, without the imposition of a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept); and

•
no governmental authority of competent and applicable jurisdiction will have (i) enacted, issued or promulgated any law that remains in effect and has the effect of (a) making the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco illegal or prohibiting or otherwise preventing the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or (b) imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept) or (ii) issued or granted any order that remains in effect and has the effects described in the preceding clauses.

The obligation of Verona Pharma to effect the Transaction is subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Verona Pharma, to the extent permitted by applicable law:
•
the representations and warranties of Merck and Bidco being true and correct (without giving effect to any qualification as to “materiality” qualifiers set for therein) as of July 8, 2025 and as of the Closing Date as thought made as of such date, except, in each case, where the failure to be so true and correct would reasonably be expected to prevent, materially delay or materially impair the ability of Merck and Bidco from performing its obligations under the Transaction Agreement or consummating the Transaction on a timely basis and in any event on or before the End Date;

•
Merck and Bidco each having performed in all material respects, all of their respective obligations required to be performed by Merck and Bidco at or prior to the closing; and

•
the receipt of a certificate from an officer of Merck confirming, on behalf of Merck, the satisfaction of the conditions set forth in the immediately preceding two clauses.

The respective obligations of Merck and Bidco to effect the Transaction are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by Merck, to the extent permitted by applicable law:
•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the occurrence of a Company Material Adverse Effect being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
except for any inaccuracies that are, individually or in the aggregate, de minimis, certain specified representations and warranties made by Verona Pharma in the Transaction Agreement with respect to the capitalization of Verona Pharma being true and correct as of July 8, 2025 and as of the Closing Date as though made as of such date;

•
the representations and warranties made by Verona Pharma in the Transaction Agreement with respect to certain capitalization matters, subsidiaries, corporate power and enforceability, board approvals, shareholder approvals, non-contravention with company organizational documents, brokers and certain expenses, the opinion of Verona Pharma’s financial advisor and antitakeover statutes (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) being true and correct in all material respects as of July 8, 2025 and as of the Closing Date as though made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);

•
except where any failures of any such representations and warranties to be true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the other representations and warranties made by Verona Pharma in the Transaction Agreement being true and correct (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) as of July 8, 2025 and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case, at and as of such earlier date);
•
Verona Pharma having performed, in all material respects, all of its obligations required to be performed by it at or prior to closing;

•
the non-occurrence since July 8, 2025 of a Company Material Adverse Effect that is continuing as of the Effective Time;

•
the receipt of a certificate from the Chief Executive Officer or the Chief Financial Officer of Verona Pharma confirming the satisfaction of the conditions set forth in the immediately preceding six clauses; and

the absence of any pending legal proceeding brought by a governmental authority under any antitrust law challenging the Transaction or seeking the outcome as set forth in the Transaction Agreement.
Termination of the Transaction Agreement
The Transaction Agreement may be terminated and the transactions contemplated thereby may be abandoned at any time prior to the Effective Time (it being agreed that the party terminating the Transaction Agreement pursuant to its terms will give written notice of such termination to the other party or parties and that any termination by Merck also will be an effective termination by Bidco):
•
by mutual written agreement of Merck and Verona Pharma;

•
by either Merck or Verona Pharma, if:

•
the Effective Time has not occurred on or before the End Date, subject to two, three-month extensions in certain circumstances relating to the antitrust conditions not being satisfied and certain other limited extensions;

•
a court of competent jurisdiction or any other governmental authority of competent jurisdiction has issued any order, or any law is in effect that is enacted, promulgated or deemed applicable to the Transaction by any governmental authority of competent jurisdiction, in each case, permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the Transaction or the acquisition of Verona ordinary shares by Merck or Bidco or imposing a burdensome condition (other than a burdensome condition that Merck, in its sole discretion, has determined to accept), and, in each case, such order or law has become final and non-appealable; provided that the right to terminate the Transaction Agreement will not be available to any party (which will include, in the case of Merck, Merck and Bidco) whose breach of its obligations under the Transaction Agreement is a principal cause of the matters set forth in this bullet;

•
the Court Meeting or General Meeting (including, in each case, any postponements or adjournments thereof) has been held completed and any required Verona shareholder approvals voted on at the meeting has not been obtained; or

•
the Court declines or refuses to sanction the Scheme of Arrangement; provided that if an appeal has been submitted by either Merck or Verona Pharma in respect of any such decline or refusal, the right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination;

•
by Verona Pharma, if:

•
Merck or Bidco breaches or fails to perform any of their respective covenants and agreements, or other obligations under the Transaction Agreement, or any of their representations or warranties set forth in the Transaction Agreement become inaccurate, individually or in the aggregate with other such breaches, failures to perform or inaccuracies, such that they would reasonably be expected to prevent, materially impede or materially delay the ability of Merck or Bidco to consummate the transactions contemplated by the Transaction Agreement (including the Transaction), and such breach, failure to perform or inaccuracy of Merck and/or Bidco is not capable of being cured by the End Date or is not cured within twenty Business Days following Verona Pharma’s delivery of written notice to Merck of such breach, failure to perform or inaccuracy, except that Verona Pharma will not have the right to terminate the Transaction Agreement as described in this bullet if Verona Pharma is in breach of the Transaction Agreement, such that Merck has the right to terminate the Transaction Agreement pursuant to the terms thereof; or
•
at any time prior to obtaining the required Verona shareholder approvals, Verona Pharma accepts a Superior Proposal and enters into, substantially concurrently with such termination, a definitive agreement with respect to such Superior Proposal, except that the right to terminate the Transaction Agreement as described in this bullet is only available if (i) Verona Pharma has materially complied with its obligations related to non-solicitation and as more fully described under “The Transaction Agreement — No Solicitation; Acquisition Proposals; Company Board Recommendation Change” and (ii) Verona Pharma pays to Merck the termination fee as more fully described under “The Transaction Agreement — Termination Fee; Certain Expenses”;

•
by Merck, if:

•
Verona Pharma breaches or fails to perform any of its covenants or agreements or other obligations set forth in the Transaction Agreement such that the closing conditions with respect to Verona Pharma’s covenants and agreements would not be satisfied if such breach or failure to perform were continuing as of immediately prior to the Effective Time, or any of the representations and warranties of Verona Pharma set forth in the Transaction Agreement are or become inaccurate such that the closing conditions with respect to Verona Pharma’s representations and warranties would not be satisfied and such breach, failure to perform or inaccuracy is incapable of being cured by the End Date or is not cured by Verona Pharma within twenty Business Days following Merck’s delivery of written notice to Verona Pharma of such breach, failure to perform or inaccuracy, except that Merck will not have the right to terminate the Transaction Agreement as described in this bullet if Merck or Bidco are in breach of the Transaction Agreement, such that Verona Pharma has the right to terminate the Transaction Agreement pursuant to the terms thereof; or

•
a Company Board Recommendation Change occurs or a takeover offer, tender offer or exchange offer constituting an Acquisition Proposal has been publicly commenced by a person who is not an affiliate or representative of Merck and Verona Pharma fails to publicly reaffirm the Verona Board Recommendation (as defined below) within ten Business Days following the receipt of a written request from Merck to do so.

Termination Fee; Certain Expenses
Verona Pharma will pay to Merck a termination fee of $100 million (the “Termination Payment”) in the event that:
•
the circumstances in the following sub-paragraphs (i), (ii) and (iii) collectively occur: (i) the Transaction Agreement is terminated by either Merck or Verona Pharma Merck if: (a) the Effective Time has not occurred on or before the End Date, (b) the Shareholder Meetings have been completed and any required Verona shareholder approval voted on at such meeting has not been obtained or (c) the Court declines or refuses to sanction the Scheme of Arrangement; (ii) after July 8, 2025 and prior to the Shareholder Meetings, an Acquisition Proposal was publicly announced or made publicly known; and (iii) within twelve months following such termination of the Transaction Agreement, (a) Verona Pharma enters into a definitive agreement with any third party with respect to an Acquisition Proposal or (b) an Acquisition Proposal is completed (with references to 20% and 75% in the definition of Acquisition Proposal being deemed to be references to 50% for this purpose);

•
the Transaction Agreement is terminated by either Merck or Verona Pharma as a result of the Court declining or refusing to sanction the Scheme of Arrangement if Verona Pharma has communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Verona Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Verona Board favors or approves of any Acquisition Proposal, or makes any other statement or communication to the Court to the effect of any of the foregoing;
•
the Transaction Agreement is terminated by Verona Pharma pursuant to a Superior Proposal; or

•
the Transaction Agreement is terminated by Merck pursuant to a Company Board Recommendation Change.

In no event will Verona Pharma be required to pay the Termination Payment on more than one occasion, whether or not the Termination Payment may be payable under more than one provision of the Transaction Agreement at the same or at different times and the occurrence of different events.
Withholding Taxes
Bidco, Merck, any DR Nominee, the Paying Agent and any other person (each, a “Payor”) will be entitled to deduct and withhold from any amount payable pursuant to the Transaction Agreement or the Scheme of Arrangement (including the consideration) such amounts, if any, that such Payor is required to deduct and withhold with respect to the making of such payment under the Code, the Treasury Regulations promulgated thereunder, or any other applicable tax laws; provided, however, that except for payments to current or former employees of Verona Pharma with respect to the Verona Pharma Equity Awards or other compensatory payments, the applicable Payor will notify Verona Pharma as soon as reasonably practicable upon becoming aware of any obligation to withhold taxes pursuant to the Transaction Agreement. Each Payor will reasonably cooperate with Verona Pharma and any applicable payee to obtain reduction of or relief from such deduction or withholding. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (i) will be remitted to the applicable tax authority, if required by applicable law; and (ii) will be treated for all purposes of the Transaction Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.
Specific Performance
The parties agree that irreparable damage would occur in the event that any provision of the Transaction Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties agree that in the event of any breach or threatened breach by Verona Pharma, on the one hand, or Merck or Bidco, on the other hand, of any of their respective covenants or obligations set forth in the Transaction Agreement, Verona Pharma, on the one hand, and Merck and Bidco, on the other hand, will be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of the Transaction Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of the Transaction Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under the Transaction Agreement. Verona Pharma, on the one hand, and Merck and Bidco, on the other hand, agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of the Transaction Agreement by such party (or parties), and to specifically enforce the terms and provisions of the Transaction Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party (or parties) under the Transaction Agreement. Any party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a party in the case of a breach of the Transaction Agreement involving willful breach or fraud; provided, however, that in no event will Merck or Bidco be entitled to both the payment of the Termination Payment, on the one hand, and specific performance that results in the occurrence of the closing and the consummation of the Transaction, on the other hand.
Amendment
To the extent permitted by applicable law and subject to the other provisions of the Transaction Agreement, the Transaction Agreement may be amended by the parties at any time prior to the Effective

Time by execution of an instrument in writing signed on behalf of each of Merck, Bidco and Verona Pharma; provided that after the Verona shareholder approvals have been obtained, there will be no amendment or waiver that would require the further approval of the Verona shareholders under applicable law without such approval having first been obtained.
Extension; Waiver
At any time and from time to time prior to the Effective Time, any party or parties (it being agreed that any waiver by Merck also will be an effective waiver by Bidco) may, to the extent permitted by applicable law and except as otherwise set forth in the Transaction Agreement, waive compliance with any of the agreements or conditions for the benefit of such party or parties contained therein. Any agreement on the part of a party or parties to any such waiver (it being agreed that any agreement to a waiver by Merck also will be an effective waiver by Bidco) will be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable.
Governing Law and Jurisdiction
The Transaction Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to the Transaction Agreement, or the negotiation, execution or performance thereof or the transactions contemplated thereby, will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware; provided, however that (i) the Scheme of Arrangement and (ii) the interpretation of the duties of directors of Verona Pharma will in each case of the foregoing clauses (i) and (ii) be governed by, and construed in accordance with, the laws of England and Wales.

THE VOTING AGREEMENT
The following is a summary of selected material provisions of the Voting Agreement and is qualified in its entirety by reference to the full text of the Voting Agreement. This summary does not purport to be complete and may not contain all of the information about the Voting Agreement that may be important to you. You are encouraged to read the Voting Agreement carefully and in its entirety. A copy of the Voting Agreement is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference.
Voting Provisions
Pursuant to the terms of the Voting Agreement, until the earlier to occur of (i) the Effective Time, (ii) such date and time as the Transaction Agreement will be validly terminated pursuant to Article X thereof, and (iii) any amendment of any term or provision of the original Transaction Agreement, dated as of July 8, 2025, that (a) reduces the consideration or changes the form of consideration payable to Verona shareholders pursuant to the Transaction Agreement, (b) imposes additional conditions to the consummation of the Transaction or (c) with respect to any Supporting Shareholder, is materially adverse by its terms to the rights of such Supporting Shareholder, in its capacity as such, in any such case without such Supporting Shareholder’s prior consent (the “Expiration Time”), at every meeting of Verona shareholders, whether convened by Verona Pharma or pursuant to an order of the Court, at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), including the Court Meeting and the General Meeting, with respect to any of the following matters, each of the Supporting Shareholders, individually and not jointly, agrees that it will vote (including via proxy) all of such Supporting Shareholder’s Covered Shares (as defined therein) (and/or cause the registered holder on any applicable record date to vote (including via proxy) all of such Supporting Shareholder’s Covered Shares):
•
in favor of the Scheme of Arrangement, the Scheme Implementation Proposal and the approval of the Transaction and the other transactions contemplated by the Transaction Agreement; and

•
against (i) any action or agreement that would reasonably be expected to result in any of the conditions to Verona Pharma’s obligations set forth in the Transaction Agreement not being satisfied or impede, interfere with or materially and adversely affect the consummation of the Transaction and the other transactions contemplated by the Transaction Agreement and (ii) any Acquisition Proposal.

Until the Expiration Time, at every meeting of Verona shareholders, whether convened by Verona Pharma or pursuant to an order of the Court (and at every adjournment or postponement thereof), each Supporting Shareholder will be represented in person or by proxy at such meeting (and/or cause the registered holders on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
The Supporting Shareholders committed to exercise the right of a Verona ADS holder to surrender one Verona ADS in order to become the registered holder of Verona ordinary shares represented by such Verona ADS prior to the Voting Record Time.
Restrictions on Transfer
Under the terms of the Voting Agreement, until the Expiration Time, each Supporting Shareholder, individually and not jointly, agrees not to transfer or cause or permit the transfer of any of such Supporting Shareholder’s Covered Shares, other than with the prior written consent of Merck or in accordance with and subject to certain exceptions set forth in the Voting Agreement, including the transfer of any such Covered Shares:
•
to any other Supporting Shareholder or any affiliate of any such Supporting Shareholder;

•
to any family member (including a trust for such family member’s benefit) of such Supporting Shareholder;

•
by will or under the laws of intestacy upon the death of such Supporting Shareholder;

•
pursuant to a qualified domestic order;

•
to any charitable foundation or organization;

•
to cover any liability for tax, employee national insurance contributions or social security contributions as a result of or otherwise in respect of the grant, vesting or exercise or any option or award of any Verona Pharma Equity Awards; or

•
in order to comply with its obligation to become registered holder of Verona ordinary shares under the Voting Agreement,

in the case of each of the preceding five bullets only, so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of the Voting Agreement and executes and delivers to Merck and Verona Pharma a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Merck and Verona Pharma.
Termination
The Voting Agreement will automatically terminate without further action by any of the parties thereto and will have no further force or effect as of the Expiration Time.

SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES COMPANIES COURT (ChD)	CR-2025-004752
IN THE MATTER OF VERONA PHARMA PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
VERONA PHARMA PLC
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)
(A)
In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition” means the proposed acquisition by Bidco (and/or, at Parent’s election, (i) in respect of any or all of the Remnant Shares, its nominee(s), and/or (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued and to be issued share capital of the Company in accordance with the terms of this Scheme;
“Antitrust Conditions” means the conditions set out in Section 9.1(c) or Section 9.1(d) of the Transaction Agreement, in each case to the extent relating to Antitrust Law;
“Antitrust Law” means the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, the Federal Trade Commission Act, any other laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the transactions contemplated by the Transaction Agreement;
“Applicable Law” means, with respect to any person, any and all applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, rule, regulation, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority;
“Bidco” means Vol Holdings LLC;
“Bidco Group” means Bidco, Parent and any direct or indirect Subsidiary of Parent from time to time;
“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York or London, England are authorized or required by Applicable Law to close;
“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;
“Companies Act” means the Companies Act 2006 as amended from time to time;
“Company” means Verona Pharma plc;
“Company ADSs” means American depositary shares, each of which represents, as of the date hereof, a beneficial ownership interest in eight (8) Company Shares on deposit with the Depositary or its Custodian or other nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement, and “Company ADS” shall be construed accordingly;

“Company Equity Plan” means the Verona Pharma 2017 Incentive Award Plan, as amended and/or restated from time to time;
“Company Options” means an option to purchase Company Shares or Company ADSs granted under the Company Equity Plan;
“Company Payment Fund” has the meaning given to it in paragraph 5.3;
“Company PRSU Award” means any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has ever been subject to performance-based vesting or forfeiture conditions;
“Company RSU Award” means any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has only been subject to time-based vesting or forfeiture conditions and not performance-based vesting or forfeiture conditions;
“Company Shares” means the ordinary shares in the capital of the Company, each with a nominal value of £0.05 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement);
“Consideration” has the meaning given to it in paragraph 2.1;
“Court” means the High Court of Justice of England and Wales;
“Court Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;
“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;
“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);
“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement;
“Deposit Agreement” means the deposit agreement dated as of 2 May 2017 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;
“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement;
“Depositary Shareholder” has the meaning given to it in paragraph 6.1;
“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;
“DR Depositary” means a person whose business is or includes issuing depositary receipts for relevant securities and chargeable securities for the purpose of section 67(6) and section 93(3) of the Finance Act 1986;
“DR Nominee” means such company, acting as nominee for the DR Depositary, falling within section 67(6) and section 93(3) of the Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme;
“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 10;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 10;
“End Date” means 11:59 p.m. (Eastern Time) on January 8, 2026; provided that, if on such date any of the Antitrust Conditions have not been satisfied but all other conditions to the closing of the Acquisition have been satisfied or waived or are then capable of being satisfied if the closing of the Acquisition were to take place on such date, then the End Date shall be automatically extended by an additional three-month period (not to exceed two automatic extensions) pursuant to the terms of the Transaction Agreement (unless mutually agreed between Parent and the Company);
“Euroclear” means Euroclear UK & International Limited, incorporated in England and Wales with registered number 02878738;
“Excluded Shares” means:
(i)
any Company Shares which are registered in the name of or beneficially owned by Bidco or by any member of the Bidco Group or by any of their respective nominees; and

(ii)
any Company Shares held in treasury;

“gone away” means a holder of Verona ordinary shares who: (a) the Company or its Registrar has been notified is deceased and in respect of whom an appropriate grant of probate and updated registered address have been requested but not provided to the Registrar; or (b) is registered with an address from which communications are consistently returned to the Company or its Registrar by post;
“Governmental Authority” means (a) any government, (b) any governmental or regulatory entity, body, department, commission, subdivision, board, administrative agency or instrumentality, (c) any court, tribunal, judicial body or an arbitrator or arbitration panel, or (d) any non-governmental self-regulatory agency, securities exchange, commission or authority, in each of (a) through (d) whether supranational, national, federal, state, county, municipal or provincial, and whether local, domestic or foreign;
“holder” means a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date” means close of business on August 14, 2025, being the latest practicable date prior to the date of this Scheme;
“Lien” means, any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance or other restriction of similar nature (including any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset);
“member” means a member of the Company on the register of members on any relevant date;
“Nasdaq” means The Nasdaq Global Market;
“Order” means any order, judgment, award, decision, decree, injunction, ruling, writ or assessment of any Governmental Authority (whether temporary, preliminary or permanent) that is binding on any person or its property under Applicable Law;
“Parent” means Merck Sharp & Dohme LLC;
“Paying Agent” means such entity as is appointed by Bidco as paying agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;
“Payor” has the meaning given to it in paragraph 7;
“person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority;
“Registrar” means Computershare Investor Services PLC;

“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755), as amended from time to time;
“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;
“Remnant Shares” means the Scheme Shares excluding the Depositary Shares;
“Scheme” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition which (a) Bidco, Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Bidco, Parent and the Company each acting reasonably and in good faith;
“Scheme Record Time” means 6:00 p.m. on the Business Day immediately prior to the Effective Date;
“Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of members of the Company at the Scheme Record Time;
“Scheme Shares” means the Company Shares:
(i)
in issue at the date of this Scheme;

(ii)
(if any) issued after the date of this Scheme and prior to the Voting Record Time; and

(iii)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme, in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;
“Subsidiary” of any person means (a) a corporation more than fifty percent (50%) of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such person or by one or more other Subsidiaries of such person or by such person and one or more other Subsidiaries thereof, (b) a partnership of which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company or (d) any other person (other than a corporation, partnership or limited liability company) in which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof and “Subsidiaries” shall be construed accordingly;
“Transaction Agreement” means the transaction agreement by and among Bidco, Parent and the Company dated as of July 8, 2025, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;
“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System;
“Voting Record Time” means 6:30 p.m. on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the Court Meeting or, if the Court Meeting is adjourned, 6:30 p.m. on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting;
“U.S. dollar” or “$” means the lawful currency of the United States of America; and
“£” means the lawful currency of the United Kingdom.

(B)
References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(C)
As at the Latest Practicable Date, the issued share capital of the Company was 703,189,462 Company Shares, all of which are credited as fully paid up and none of which were held in treasury.

(D)
As at the Latest Practicable Date: (i) Company Options to purchase 31,859,296 Company Shares (represented by 3,982,412 Company ADSs) were outstanding; (ii) 12,318,280 Company Shares (represented by 1,539,785 Company ADSs) were subject to issuance pursuant to outstanding Company RSU Awards; and (iii) 19,531,605 and 23,174,888 Company Shares (represented by 2,441,451 and 2,896,861 Company ADSs) were subject to outstanding Company PRSU Awards assuming target- and maximum-level performance, respectively.

(E)
As at the Latest Practicable Date, no Company Shares were registered in the name of or beneficially owned by Bidco or any other member of the Bidco Group.

(F)
Bidco and Parent have agreed, in each case subject to the terms of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(G)
Unless otherwise indicated, references to times are to the time in London, England.

Scheme
1.
Transfer of the Scheme Shares

1.1
Upon and with effect from the Effective Time, Bidco (and/or, at Parent’s election, (i) in respect of any or all of the Remnant Shares, such of its nominee(s) as are agreed between Parent and the Company and/or (ii) in respect of the Depositary Shares, the DR Nominee) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2
For the purposes of such acquisition:

1.2.1
the Depositary Shares shall be transferred to Bidco (and/or, at Parent’s election, the DR Nominee as nominee for the DR Depositary) by means of a separate form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee, the DR Depositary shall issue one or more depositary receipts in respect of such shares to Bidco);

1.2.2
the Remnant Shares shall be transferred to Bidco (and/or, at Parent’s election, such of its nominee(s) as are agreed between Parent and the Company) by means of a separate form (or forms) of transfer or other separate instrument(s) or instruction(s) of transfer; and

1.2.3
to give effect to such transfers, any person may be appointed by Bidco as attorney or agent and shall be authorized as such attorney and/or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer, or otherwise give any instruction(s) to transfer the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

1.3
From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1
irrevocably appoints Bidco (and/or its nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

1.3.1.1
to exercise or direct the exercise of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

1.3.1.2
to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Bidco and/or its nominee(s) and/or each of their respective agents and directors (in each case acting reasonably), be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Bidco and/or its nominee(s) to attend general and separate class meetings of the Company);

1.3.2
authorizes the Company and/or its agents to send to Bidco and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and
1.3.3
agrees not to exercise any voting rights or any other rights attaching to the relevant Scheme Shares without the consent of Bidco, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company.

1.4
The authorities granted by each Scheme Shareholder pursuant to paragraph 1.2 and paragraph 1.3 shall be treated for all purposes as having been granted by deed.

2.
Consideration for the Scheme Shares

2.1
In consideration for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2, Bidco shall, subject as hereinafter provided pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder (as appearing in the register of members of the Company at the Scheme Record Time) of:

$13.375 in cash for each Scheme Share held by the Scheme Shareholder at the Scheme Record Time (the “Consideration”).
2.2
If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Consideration shall be appropriately adjusted to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by this Scheme prior to such event.

3.
Share certificates and register of members

3.1
With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Bidco, to deliver up the same to Bidco or to any person appointed by Bidco to receive the same or, as Bidco may direct, to destroy the same.

3.2
With effect from and as of the Effective Time, the Company shall procure that Euroclear shall be instructed to cancel the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company shall procure that such entitlements to Scheme Shares are rematerialized.

3.3
As soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the payment of any UK stamp duty thereon (to the extent required), the Company shall procure that appropriate entries shall be made in the register of members of the Company to reflect the transfer of the Scheme Shares in accordance with paragraph 1.

4.
Appointment of Paying Agent

Prior to the Effective Time, Bidco shall appoint the Paying Agent to effect the technical implementation of the settlement of the Consideration to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at Bidco’s option, the Depositary Shareholder.
5.
Settlement of Consideration in relation to Remnant Shares

5.1
This paragraph 5 shall only apply in relation to the settlement of Consideration in respect of Remnant Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2
At or as promptly as practicable following the Effective Time (and in any event no later than the

Business Day following the Effective Time), Bidco shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder) cash in an amount equal to the aggregate amount of Consideration less the Consideration due to the Depositary Shareholder.
5.3
All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Company Payment Fund”, provided that, to the extent that Bidco elects to utilise the Paying Agent for the delivery and/or payment of the Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Consideration will also form part of the Company Payment Fund.

5.4
In respect of the settlement of the Consideration pursuant to this paragraph 5, Bidco shall cause the Paying Agent to, as soon as practicable after the Effective Time (and in any event no later than five (5) Business Days after the Effective Time):

5.4.1
in the case of Remnant Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.6 for the aggregate Consideration payable to that person pursuant to paragraph 2.1 (rounded down to the nearest U.S. cent);

5.4.2
in the case of Remnant Shares which at the Scheme Record Time are in uncertificated form, procure that Euroclear is instructed to create an assured payment obligation in favour of the payment bank of the persons entitled thereto in accordance with the CREST assured payment arrangements for the aggregate Consideration payable to that person pursuant to paragraph 2.1 (rounded down to the nearest U.S. cent), provided that Bidco reserves the right to make payment of the said sums by cheque as set out in paragraph 5.4.1 if for any reason it wishes to do so.

5.5
As from the Scheme Record Time, each holding of Remnant Shares credited to any stock account in CREST shall be disabled and all Remnant Shares will be removed from CREST in due course.

5.6
Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Bidco, any member of the Bidco Group, the Paying Agent, the Registrar or the DR Depositary or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments, notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.6 which shall be sent entirely at the risk of the person or persons entitled thereto. Cheques due to any Scheme Shareholder who is recorded by the Registrar as a “gone away” will not be issued until such Scheme Shareholder contacts the Registrar and provides to the Registrar an updated address (and such other information as the Registrar may reasonably require), provided that any such unpaid Consideration will be held for the benefit of such Scheme Shareholder subject to and in accordance with paragraph 5.8.

5.7
All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a United Kingdom clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 5, the cheque is sent (save that, in the case of joint holders, Bidco and the Paying Agent reserve the right to make the cheque payable to all named holders standing in the register of members of the Company), and the encashment of any such cheque shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. The creation of an appropriate assured payment obligation as set out in paragraph 5.4.2 shall be a complete discharge of Bidco’s obligations under this Scheme with reference to cash payments through CREST.

5.8
Any portion of the Company Payment Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve (12) months of the Effective Date shall be delivered to Bidco or its designee(s) as soon as practicable after such twelve (12) month period expires to be held by Bidco or such person as Bidco may nominate on behalf of such Scheme Shareholders (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders). Bidco or such person as Bidco may nominate shall (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) hold the consideration due to such Scheme Shareholders for a period of twelve (12) years from the Effective Date, in a separate, interest-bearing bank account, and such Scheme Shareholders may (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) claim the consideration due to them (plus any interest accrued on such consideration, but net of any expenses or taxes) by written notice to Bidco in a form which Bidco determines evidences their entitlement to such consideration at any time during the period of twelve (12) years from the Effective Date.
6.
Settlement of Consideration in relation to Depositary Shares

6.1
This paragraph 6 shall only apply in relation to the settlement of Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2
At or as promptly as practicable following the Effective Time, and in any event no later than the Business Day after the Effective Time, Bidco shall (or shall procure that the Paying Agent shall) pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) cash in an amount equal to the aggregate Consideration payable to the Depositary Shareholder pursuant to paragraph 2.1 (rounded down to the nearest U.S. cent).

6.3
As from the Scheme Record Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.4
All cash payments to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) pursuant to this paragraph 6 shall be transferred by Bidco (or, at Bidco’s direction, by the Paying Agent or any nominee of Bidco) in U.S. dollars to such bank account the Depositary Shareholder shall inform Bidco of in writing at least ten (10) Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Bidco nor any member of Bidco’s Group nor the Paying Agent nor the Company shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

7.
Withholding

7.1
Notwithstanding anything in this Scheme to the contrary, each of Bidco, Parent, any DR Nominee, the Paying Agent and their respective agents or nominees (each a “Payor”) shall be entitled to deduct and withhold from any payment pursuant to this Scheme amounts, if any, that such Payor is required, as may have been advised by Bidco, to deduct and withhold with respect to the making of such payment under Applicable Law.

7.2
To the extent that amounts are so deducted and withheld in accordance with paragraph 7.1, such deducted and withheld amounts shall be:

7.2.1
remitted to the applicable taxing authority, if required by and in accordance with Applicable Law; and

7.2.2
treated for the purposes of this Scheme as having been paid to the person in respect of which such deduction and withholding was made.

8.
Cessation of rights

With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Consideration in exchange for the Scheme Shares in accordance with this Scheme.

9.
Mandates and dividends

All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.
10.
Effective Time

10.1
This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration.

10.2
Unless this Scheme shall have become effective on or before the End Date or such later date as the Company, Bidco and Parent may agree and the Court may allow, this Scheme shall never become effective.

11.
Modification

The Company, Bidco and Parent may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.
12.
Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.
Dated: August 18, 2025

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and related footnotes set forth certain information regarding the beneficial ownership of Verona ordinary shares (including Verona ADSs, each of which represents 8 Verona ordinary shares) as of August 11, 2025 with respect to:
•
each person or group of affiliated persons known by Verona Pharma to beneficially own more than 5% of the outstanding Verona ordinary shares based solely on Verona Pharma’s review of SEC filings;

•
each of Verona Pharma’s named executive officers;

•
each of Verona Pharma’s directors; and

•
all of Verona Pharma’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Under these rules, beneficial ownership includes any shares over which an individual or entity has sole or shared voting power or investment power. In computing the number of Verona ordinary shares beneficially owned by an individual or entity and the percentage ownership of that person, Verona ordinary shares subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of August 11, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Applicable percentage ownership is based on 691,966,902 Verona ordinary shares outstanding as of August 11, 2025, including Verona ordinary shares in the form of Verona ADSs.
Unless otherwise noted below, the address of each beneficial owner listed in the table below is c/o Verona Pharma plc, 3 More London Riverside, London SE1 2RE UK. Each of the shareholders listed has sole voting and investment power with respect to the shares beneficially owned by the shareholder unless noted otherwise, subject to community property laws where applicable.
Name of Beneficial Owner	Number	Percent
Beneficial Owners of More than 5% of Verona ordinary shares
Janus Henderson Group plc(1)	49,075,240	7.1%
Perceptive Advisors LLC(2)	44,060,728	6.4%
Named Executive Officers and Directors:
David Zaccardelli, Pharm.D.(3)	11,001,144	1.6%
Mark W. Hahn(4)	10,089,968	1.5%
Andrew Fisher(5)	857,903	*
Kathleen Rickard, M.D.(6)	2,619,988	*
Claire Poll(7)	1,718,728	*
Christina Ackermann(8)	360,072	*
Michael Austwick(9)	84,712	*
James Brady(10)	647,176	*
Kenneth Cunningham, M.D.(11)	679,776	*
Lisa Deschamps(12)	684,856	*
David Ebsworth, Ph.D.(13)	1,498,099	*
Martin Edwards, M.D.(14)	757,992	*
Mahendra Shah, Ph.D.(15)	693,472	*
Vikas Sinha(16)	494,496	*
Anders Ullman, M.D., Ph.D.(17)	958,856	*
All executive officers and directors as a group (15 persons)(18)	33,147,238	4.8%

*
Represents less than 1%.

(1)
Consists of 6,134,405 Verona ADSs representing 49,075,240 Verona ordinary shares. Beneficial ownership information is based on a Schedule 13G/A filed on August 14, 2025. Janus Henderson Group plc’s mailing address is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(2)
Consists of 5,507,591 Verona ADSs representing 44,060,728 Verona ordinary shares. Perceptive Advisors LLC (“Perceptive Advisors”) serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. (the “Master Fund”) and Joseph Edelman is the managing member of Perceptive Advisors. Each of the Master Fund, Perceptive Advisors and Joseph Edelman have shared voting power and shared dispositive power over 5,507,591 Verona ADSs representing 44,060,728 shares of Verona ordinary shares. Beneficial ownership information is based on a Schedule 13G/A filed on August 14, 2025. The mailing address for the Master Fund, Perceptive Advisors and Joseph Edelman is 51 Astor Place, 10th Floor, New York, NY 10003.

(3)
Consists of 11,001,144 Verona ordinary shares, 11,001,136 of which are held in the form of Verona ADSs.

(4)
Consists of 10,089,968 Verona ordinary shares, 10,089,960 of which are held in the form of Verona ADSs.

(5)
Consists of 117,903 Verona ordinary shares, 117,896 of which are held in the form of Verona ADSs and 740,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or will be exercisable within 60 days of August 11, 2025.

(6)
Consists of 1,959,988 Verona ordinary shares, 1,959,980 of which are held in the form of Verona ADSs and 660,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(7)
Consists of 541,808 Verona ordinary shares, all of which are held in the form of Verona ADSs, and 1,176,920 Verona ordinary shares held by a family trust, which are held in the form of Verona ADSs. Indicates ownership as of March 4, 2024, the date Ms. Poll ceased her position as General Counsel of the Company, and also reflects other information known to the Company.

(8)
Consists of 64,072 Verona ordinary shares, 64,064 of which are held in the form of Verona ADSs and 296,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(9)
Consists of 12,712 Verona ordinary shares, 12,704 of which are held in the form of Verona ADSs and 72,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(10)
Consists of 23,176 Verona ordinary shares, 23,168 of which are held in the form of Verona ADSs and 624,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(11)
Consists of 79,776 Verona ordinary shares, 79,768 of which are held in the form of Verona ADSs and 600,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(12)
Consists of 84,856 Verona ordinary shares, 84,848 of which are held in the form of Verona ADSs and 600,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(13)
Consists of (i) 880,499 Verona ordinary shares held by Dr. Ebsworth individually, 880,496 of which are held in the form of Verona ADSs, and (ii) 617,600 ordinary shares held by a limited liability company of which Dr. Ebsworth is the sole shareholder, of which 617,582 are held in the form of Verona ADSs.

(14)
Consists of 157,992 Verona ordinary shares, 157,984 of which are held in the form of Verona ADSs and 600,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(15)
Consists of 93,472 Verona ordinary shares, 93,464 of which are held in the form of Verona ADSs and 600,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(16)
Consists of 94,112 Verona ordinary shares, 94,104 of which are held in the form of Verona ADSs and 400,384 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(17)
Consists of 358,856 Verona ordinary shares, 358,848 of which are held in the form of Verona ADSs and 600,000 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

(18)
Consists of 27,354,854 Verona ordinary shares, 27,354,730 of which are held in the form of Verona ADSs and 5,792,384 Verona ordinary shares underlying Verona Pharma Options that are exercisable or that will be exercisable within 60 days of August 11, 2025.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION
The following discussion summarizes the material U.S. federal income tax consequences of the receipt of cash in exchange for Verona ordinary shares or Verona ADSs pursuant to the Transaction. It is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Transaction. This discussion is based upon the provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), the U.S. Treasury Regulations promulgated thereunder and judicial and administrative rulings, all as in effect as of the date of this proxy statement and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. We have not sought and will not seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the matters discussed below, and there can be no assurance the IRS or a court will not take a contrary position to that discussed below.
This discussion is limited to holders of Verona ordinary shares and Verona ADSs that hold their shares or Verona ADSs as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Verona ordinary shares or Verona ADSs in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Verona ordinary shares or Verona ADSs subject to special treatment under the U.S. federal income tax laws, such as, for example, banks and other financial institutions, mutual funds, partnerships or other pass-through entities or arrangements and their partners, members, or investors, tax-exempt organizations or governmental organizations, U.S. expatriates and former citizens or long-term residents of the United States, retirement or other tax-deferred accounts, insurance companies, brokers, dealers, or traders in securities or non-U.S. currencies, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, real estate investment trusts or regulated investment companies, holders who hold or received Verona ordinary shares or Verona ADSs pursuant to the exercise of any employee stock option or otherwise as compensation, “qualified foreign pension funds”, holders subject to the alternative minimum tax, holders who hold their Verona ordinary shares or Verona ADSs as part of a hedge, straddle, constructive sale or conversion transaction, persons deemed to sell Verona ordinary shares or Verona ADSs under the constructive sale provisions of the Code, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 5% or more of the Verona ordinary shares or Verona ADSs (by vote or value). In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax) or the application of the Medicare tax on net investment income under Section 1411 of the Code.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Verona ordinary shares or Verona ADSs, the tax treatment of a partner in such partnership will generally depend on the status of the partner, activities of the partnership, and certain determinations made at the partner level. Accordingly, entities or arrangements treated as partnerships for U.S. federal income tax purposes holding Verona ordinary shares or Verona ADSs (and the partners in such partnerships) should consult their tax advisors regarding the U.S. federal income tax consequences to them of the Transaction.
This discussion is for informational purposes only and is not tax advice. All holders should consult their tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash in exchange for Verona ordinary shares or Verona ADSs pursuant to the Transaction.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Verona ordinary shares or Verona ADSs that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust, if (1) its administration is subject to the supervision of a court within the United States and one or more “United States persons”, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a “United States person” for U.S. federal income tax purposes.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity or arrangement classified as a partnership for U.S. federal income tax purposes) of Verona ordinary shares or Verona ADSs that is not a U.S. holder.
Material U.S. Federal Income Tax Consequences to U.S. Holders
The receipt of cash in exchange for Verona ordinary shares or Verona ADSs pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder will generally recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the Transaction and such U.S. holder’s adjusted tax basis in the Verona ordinary shares or Verona ADSs surrendered in exchange therefor, as applicable. Subject to the discussion below concerning the “passive foreign investment company” rules, such gain or loss will generally be capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares exceeds one year as of the date of the Transaction. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Verona ordinary shares or Verona ADSs at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Verona ordinary shares or Verona ADSs.
If Verona Pharma is treated as a passive foreign investment company (a “PFIC”) with respect to a U.S. holder, unless such U.S. holder has made certain elections, any gain such U.S. holder recognizes on the disposition of Verona ordinary shares or Verona ADSs in the Transaction would be subject to the following rules:
•
the gain will be allocated ratably over the U.S. holder’s holding period for the Verona ordinary shares or Verona ADSs;

•
the amount allocated to the taxable year of the Transaction, and any taxable year in the U.S. holder’s holding period prior to the first taxable year in which Verona Pharma is treated as a PFIC with respect to such U.S. holder, will be treated as ordinary income; and

•
the amount allocated to each other year will be subject to the highest tax rate in effect for individuals or corporations, as applicable, for each such year and the interest charge generally applicable to underpayments of tax will be imposed on the resulting tax attributable to each such year.

A non-U.S. corporation, such as Verona Pharma, is classified as a PFIC for any taxable year if, after the application of certain “look-through” rules, (a) at least seventy-five percent (75%) of its gross income is passive income, or (b) at least fifty percent (50%) of the average value of its assets consists of assets that produce, or are held for the production of, passive income. For purposes of these tests, passive income includes dividends, interest, gains from the sale or exchange of investment property and certain rents and royalties.
Based on the composition of Verona Pharma’s income and assets over time, Verona Pharma believes that it was a PFIC in one or more prior taxable years, including most recently for the taxable year ended December 31, 2023. Based on the current and expected composition of Verona Pharma’s income and assets, Verona Pharma does not expect to be a PFIC for the current taxable year. However, no assurances regarding our PFIC status can be provided for any taxable year, including the current taxable year. Furthermore, although a non-U.S. corporation’s PFIC status is determined annually, if Verona Pharma were classified as a PFIC for any taxable year during which a U.S. holder held Verona ordinary shares or Verona ADSs, Verona Pharma would generally continue to be treated as a PFIC with respect to such U.S. holder in subsequent years, even if Verona Pharma ceased to be a PFIC.

U.S. holders who have made a mark-to-market election, “qualified electing fund” election or “deemed sale” election are subject to certain special rules different from those described above.
The PFIC rules are extremely complex. Each U.S. holder should consult their tax advisors regarding the potential application of the PFIC rules to their disposition of Verona ordinary shares or Verona ADSs in connection with the Transaction, and the consequences of any mark-to-market election, “qualified electing fund” election, or “deemed sale” election, if applicable.
Material U.S. Federal Income Tax Consequences to Non-U.S. Holders
Subject to the discussion below under “— Information Reporting and Backup Withholding,” any gain recognized on the receipt of cash pursuant to the Transaction by a non-U.S. holder will generally not be subject to U.S. federal income tax unless:
1.
the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder will generally be subject to tax on such gain in the same manner as a U.S. holder (as described above) and, if the non-U.S. holder is a non-U.S. corporation, such corporation may also be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty); or

2.
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the Transaction and certain other conditions are met, in which case the non-U.S. holder will generally be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any such U.S. source gain (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses.

Information Reporting and Backup Withholding
Holders may, under certain circumstances, be subject to information reporting and backup withholding with respect to the cash received pursuant to the Transaction, unless such holder properly establishes an exemption (including by establishing its status as a non-U.S. holder) or provides its correct taxpayer identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a holder’s U.S. federal income tax liability, if any, provided that such holder furnishes the required information to the IRS in a timely manner.
Holders should consult their tax advisors regarding the information reporting and backup withholding requirements in connection with their receipt of cash pursuant to the Transaction.

MATERIAL UNITED KINGDOM TAX CONSEQUENCES OF THE TRANSACTION
The following discussion is a summary of certain aspects of the UK taxation treatment of certain Verona shareholders in respect of the disposal of Verona ordinary shares or Verona ADSs pursuant to the Transaction. It does not constitute legal or tax advice and does not purport to be a complete analysis of all tax considerations relating to the Transaction. The discussion is based on current UK legislation and what is understood to be current HM Revenue and Customs (“HMRC”) practice, both of which are subject to change, possibly with retrospective effect. It assumes that under the laws of the State of New York either (i) the holder of a Verona ADS is the beneficial owner of the underlying Verona ordinary shares; or (ii) the beneficial ownership of such underlying shares cannot be conclusively determined.
The discussion is intended as a general guide and, in particular, does not deal with certain types of Verona shareholders such as charities, trustees, dealers in securities, persons who have or could be treated for tax purposes as having acquired their Verona ordinary shares or Verona ADSs by reason of their employment or as carried interest, collective investment schemes, persons subject to UK tax on the remittance basis and insurance companies.
References below to “UK Shareholders” are to Verona ordinary shareholders or Verona ADS holders (a) who are resident for tax purposes in, and only in, the UK, and, in the case of individuals, to whom “split year” treatment does not apply and who are domiciled for tax purposes only in the UK; (b) who hold their Verona ordinary shares or Verona ADSs as an investment (other than under a self-invested personal pension plan or individual savings account); and (c) who are the absolute beneficial owners of their Verona ordinary shares or Verona ADSs.
References below to “non-UK Shareholders” are to Verona ordinary shareholders or Verona ADS holders who are not domiciled or resident for tax purposes in the UK (and have not within the past five years been resident for tax purposes in the UK).
IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION OR YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISER IMMEDIATELY.
Verona ordinary shares or Verona ADSs
UK Taxation of Disposals — UK Shareholders
UK Shareholders whose Verona ordinary shares or Verona ADSs are transferred pursuant to, or cancelled as a result of, the Scheme of Arrangement will be disposing of them for the purposes of UK capital gains tax (“CGT”) or corporation tax on chargeable gains (as applicable).
A disposal of Verona ordinary shares or Verona ADSs by a UK Shareholder may, depending on the UK Shareholder’s circumstances and subject to any available allowances, exemptions and reliefs (such as the annual exempt amount for individuals), give rise to a chargeable gain or an allowable loss for the purposes of UK taxation on chargeable gains.
Individuals
Subject to available reliefs or allowances, chargeable gains arising on a disposal of Verona ordinary shares or Verona ADSs by an individual UK Shareholder will be subject to CGT at the rate of 18 percent or 24 percent depending on the individual’s personal circumstances, including other taxable income and gains in the relevant tax year. Any chargeable gain or allowable loss will be calculated by reference to the sterling equivalent of the US dollar consideration, computed at the applicable spot rate on the closing date.
No indexation allowance will be available to an individual UK Shareholder in respect of any disposal of Verona ordinary shares or Verona ADSs. The CGT annual exemption may, however, be available to individual UK Shareholders to offset against chargeable gains realized on the disposal of their Verona ordinary shares or Verona ADSs.

Corporates
Subject to available reliefs or allowances, chargeable gains arising on a disposal of Verona ordinary shares or Verona ADSs by a UK Shareholder within the charge to UK corporation tax will be subject to UK corporation tax. For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is sterling, any chargeable gain or loss should be calculated in sterling, converting any US dollar consideration into sterling at the applicable spot rate on the closing date. For UK Shareholders who are companies whose relevant currency for the purposes of Section 9C of the Corporation Tax Act 2010 at the closing date is not sterling, any chargeable gain or loss should first be calculated in the company’s relevant currency, converting any consideration not in the relevant currency into the relevant currency at the applicable spot rate on the closing date, and then the resulting gain or loss should be converted from the relevant currency into sterling using the applicable spot rate on the closing date.
For UK Shareholders within the charge to UK corporation tax, indexation allowance may be available where the Verona ordinary shares or Verona ADSs were acquired prior to December 31, 2017 in respect of the period of ownership of the Verona ordinary shares or Verona ADSs up to and including December 31, 2017 to reduce any chargeable gain arising (but not to create or increase any allowable loss) on the disposal of their Verona ordinary shares or Verona ADSs pursuant to the Transaction.
UK Taxation of Disposals — Non-UK Shareholders
An individual non-UK Shareholder that does not conduct any trade, profession or vocation in the UK to which the shares are attributable should not be liable to CGT on capital gains realized on the disposal of their Verona ordinary shares or Verona ADSs pursuant to the Transaction.
A company which is a non-UK Shareholder should not be liable for UK corporation tax on chargeable gains realized on the disposal of its Verona ordinary shares or Verona ADSs pursuant to the Transaction unless it carries on a trade in the UK through a permanent establishment to which the shares are attributable.
Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)
Any stamp duty and SDRT payable as a result of the transfer of the Verona ordinary shares under the Scheme of Arrangement will not be payable by the Verona shareholders or Verona ADS holders.

HOUSEHOLDING OF PROXY MATERIALS
The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our ADS holders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple Verona ADS holders who share an address, unless we received contrary instructions from the impacted Verona ADS holders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any Verona ADS holder at the shared address to which a single copy of those documents was delivered. If you are a Verona ADS holder and your household received a single set of proxy materials this year, but you would prefer to receive your own copy, or if you currently share an address with another Verona ADS holder and wish to receive only one copy of proxy materials either now or in future for your household, please contact your bank or broker. If you have requested to be removed from the householding program, you will be removed within 30 days of receipt of your instructions at which time you will then be sent separate copies of the documents. If you hold Verona ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary, your brokerage firm or bank, as applicable.

SHAREHOLDER PROPOSALS
Verona Pharma intends to hold its 2026 annual general meeting only if the Transaction is not completed.
Rule 14a-8 Proposals — Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual general meeting of shareholders must submit the proposal to the Company Secretary, Verona Pharma plc, c/o Arch Law, Floor 2, 8 Bishopsgate, London EC2N 4BQ, Attn: Ben Harber, in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for the 2025 annual general meeting, or November 21, 2025, unless the date of the 2026 annual general meeting of shareholders is changed by more than 30 days from the date of the 2025 annual general meeting, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals — Shareholders intending to include a proposal on the agenda for the 2026 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under the Verona Pharma Articles and English law. Under Section 338 of the Companies Act, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require Verona Pharma to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company Secretary, Verona Pharma plc, c/o Arch Law, Floor 2, 8 Bishopsgate, London EC2N 4BQ, Attn: Ben Harber, at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders. Additionally, in accordance with our Articles of Association, shareholders who intend to nominate a director to be elected at the 2026 annual general meeting of shareholders must provide the Company Secretary with written notice of such nomination between 7 and 21 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact Ben Harber, Company Secretary, c/o Arch Law, Floor 2, 8 Bishopsgate, London EC2N 4BQ, for a copy of the relevant provisions of our Articles of Association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under the Verona Pharma Articles, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than February 23, 2026.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC. These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement. Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.
The following Verona Pharma filings with the SEC are incorporated by reference:
•
Verona Pharma’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025;

•
The information specifically incorporated by reference into Verona Pharma’s Annual Report on Form 10-K from the Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 18, 2025;

•
Verona Pharma’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025 and June 30, 2025, filed with the SEC on April 29, 2025 and August 6, 2025, respectively; and

•
Verona Pharma’s Current Reports on Form 8-K filed with the SEC on March 28, 2025, April 25, 2025 and July 9, 2025 (other than the portions of such documents not deemed to be filed).

We also incorporate by reference into this proxy statement any documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this proxy statement and the earlier of the date of the Shareholder Meetings or the termination of the Transaction. The information provided on our website is not part of this proxy statement and therefore is not incorporated by reference herein.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Verona shareholders may obtain free copies of the documents filed with the SEC by Verona Pharma through the SEC’s website, www.sec.gov, or through the Investors section of our website, www.veronapharma.com, and the “SEC Filings” section therein.
You may obtain any of the documents incorporated by reference into this proxy statement, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents, without charge, by requesting them in writing from us at the following address:
Verona Pharma plc
Attention: General Counsel
Email: legal@veronapharma.com
3 More London Riverside
London SE1 2RE
If you would like to request documents from us, please do so by September 17, 2025, to receive them before the Shareholder Meetings. If you request any documents from us, we will mail them to you by first class mail or another equally prompt method, within 1 Business Day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investors section of our website, www.veronapharma.com, and the “SEC Filings” section therein. The information included on our website is not incorporated by reference into this proxy statement.

If you have any questions about this proxy statement, the Shareholder Meetings or the Transaction or need assistance with voting procedures, you should contact our proxy solicitor or us at:
MacKenzie Partners
Attention: Bob Marese/John Bryan
Email: proxy@mackenziepartners.com
Telephone: +1-212-929-5500
7 Penn Plaza
New York, New York 10001
or
Verona Pharma plc
Attention: General Counsel
Email: legal@veronapharma.com
3 More London Riverside
London SE1 2RE

Annex A
TRANSACTION AGREEMENT
by and among
MERCK SHARP & DOHME LLC,
VOL HOLDINGS LLC
and
VERONA PHARMA PLC
Dated as of July 8, 2025

A-i

A-ii

ANNEXES
A – Form of Scheme of Arrangement
B – Form of Shareholder Resolution

A-iii

TRANSACTION AGREEMENT
This TRANSACTION AGREEMENT (this “Agreement”) is made and entered into as of July 8, 2025, by and among Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent”), Vol Holdings LLC, a Delaware limited liability company and a wholly owned Subsidiary of Parent (“Bidco”), and Verona Pharma plc, a public limited company registered in England and Wales (the “Company” and, together with Parent and Bidco, the “Parties”).
W I T N E S S E T H:
WHEREAS, the Parties intend that the entire issued share capital of the Company be acquired by Bidco (and/or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement (the “Transaction”);
WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously resolved (i) that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby, including the Transaction, are fair to and in the best interests of the Company for the benefit of the Company’s Shareholders as a whole, (ii) that the execution, delivery and performance of this Agreement and the Scheme of Arrangement and the consummation of the transactions contemplated hereby and thereby, including the Transaction be and are approved and (iii) to recommend to the Company Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Shareholder Resolution at the Company GM;
WHEREAS, the board of managers of Parent (the “Parent Board”) has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction;
WHEREAS, the board of managers of Bidco has approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to Parent and Bidco to enter into this Agreement, each of the Specified Shareholders has entered into and delivered to Parent a voting and support agreement in connection with the Transaction (the “Voting and Support Agreement”); and
WHEREAS, the Company, Bidco and Parent desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company, Bidco and Parent agree as follows:
ARTICLE I
DEFINITIONS & INTERPRETATIONS
Section 1.1   Certain Definitions.   For all purposes of and under this Agreement, the following capitalized terms shall have the following respective meanings:
“Acceptable Confidentiality Agreement” shall mean any confidentiality agreement containing provisions limiting the disclosure and use of non-public information of or with respect to the Company that (i) contains confidentiality provisions that are not, in the aggregate, materially less favorable to the Company than the terms of the Confidentiality Agreement and (ii) does not contain any exclusivity provision or other term that would restrict, in any manner, the Company’s ability to comply with the terms of this Agreement, except that such confidentiality agreement need not include explicit or implicit standstill provisions that would restrict the making of or amendment or modification to Acquisition Proposals.
“Acquisition Proposal” shall mean any offer or proposal (other than an offer or proposal by Parent or Bidco) to engage in an Acquisition Transaction.

“Acquisition Transaction” shall mean any transaction or series of related transactions (other than the transactions contemplated by this Agreement) that would result in: (a) any acquisition by any Person or “group” (as defined under Section 13(d) of the Exchange Act) of more than twenty percent (20%) of the outstanding voting or equity securities of the Company (whether by voting power or number), (b) any takeover offer, tender offer or exchange offer that if consummated would result in any Person or group (as defined under Section 13(d) of the Exchange Act) beneficially owning more than twenty percent (20%) of the outstanding voting or equity securities of the Company (whether by voting power or number); (c) any merger, consolidation, scheme of arrangement, business combination, recapitalization, reorganization or other similar transaction involving the Company (i) pursuant to which any Person or “group” (as defined in or under Section 13(d) of the Exchange Act), other than the Company Shareholders (as a group) immediately prior to the consummation of such transaction, would hold voting or equity securities representing more than twenty percent (20%) of the voting or equity securities of the surviving entity (whether by voting power or number) or (ii) as a result of which the Company Shareholders (as a group) immediately prior to the consummation of such transaction would hold voting or equity securities (whether by voting power or number) representing less than seventy-five percent (75%) of the voting or equity securities of the surviving entity after giving effect to the consummation of such transaction; (d) any sale, license or disposition of tangible or intangible assets or businesses that constitute or represent more than twenty percent (20%) of the total revenue, net income, EBITDA or total assets (measured on a fair market value basis as of the date thereof) of the Company and its Subsidiaries; or (e) any liquidation or dissolution of the Company; provided, however, the Transaction and the transactions contemplated hereby shall not be deemed an Acquisition Transaction in any case.
“Affiliate” shall mean, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by Contract or otherwise.
“Anti-Corruption Laws” shall mean Laws related to bribery, corruption, kickbacks, racketeering, fraud, money laundering or other improper payments, including the U.S. Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010, the U.S. federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)) and any other applicable anti-corruption Laws.
“Antitrust Law” shall mean the Sherman Antitrust Act of 1890, the Clayton Act of 1914, the HSR Act, the Federal Trade Commission Act, any other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or the creation or strengthening of a dominant position through merger or acquisition, in any case that are applicable to the transactions contemplated by this Agreement.
“Balance Sheet Date” shall mean March 31, 2025.
“Business Day” shall mean a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York or London, England are authorized or required by applicable Law to close.
“CMS” shall mean the Centers for Medicare and Medicaid Services.
“Code” shall mean the United States Internal Revenue Code of 1986.
“Companies Act” shall mean the United Kingdom Companies Act 2006.
“Company ADS” shall mean an American depositary share representing, as of the date hereof, a beneficial ownership interest in eight (8) Company Shares on deposit with the Depositary, the Custodian or their respective nominees under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement.
“Company Balance Sheet” shall mean the unaudited consolidated balance sheet of the Company and its Subsidiaries as of March 31, 2025 and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s report on Form 10-Q for the fiscal quarter ended March 31, 2025.

“Company Benefit Plan” shall mean any benefit plan, program, policy, practice, trust, fund or Contract maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or under which the Company or any of its Subsidiaries has or would reasonably be expected to have any Liability (whether or not an “employee benefit plan” within the meaning of Section 3(3) of ERISA), including any pension, profit-sharing, 401(k) retirement, bonus, incentive compensation, lump sum, deferred compensation, loan, vacation, sick pay, employee stock ownership, stock purchase, stock option or other equity based compensation plans, severance, employment, consulting, independent contractor, death, hospitalization, sickness, or other medical, dental, vision, life, or other insurance, long-or short-term disability, change of control, fringe benefit, cafeteria plan or any other employee or fringe benefit plan, program, policy, practice, trust, fund or Contract that provides benefits to current or former Company Service Providers (or beneficiaries thereof), excluding any plan or program that is sponsored solely by a Governmental Authority and to which the Company or any of its Affiliates does not contribute more than the minimum amounts required by applicable Law.
“Company Credit Agreement” shall mean that certain Credit Agreement and Guaranty, dated as of May 9, 2024, by and among the Company and its Subsidiaries, Oaktree Fund Administration, LLC and the lenders from time to time party thereto, and related Loan Documents, including the (a) Security Agreement, dated as of May 9, 2024, by and among the Company and its Subsidiaries and Oaktree Fund Administration, LLC, (b) Debenture, dated as of May 9, 2024, by and among the Company and Oaktree Fund Administration, LLC, (c) Patent Security Agreement, dated as of May 9, 2024, by and between the Company and Oaktree Fund Administration, LLC and (d) Trademark Security Agreement, dated as of May 9, 2024, by and between the Company and Oaktree Fund Administration, LLC.
“Company Data” shall mean all data maintained by or on behalf of the Company or its Subsidiaries, whether or not in electronic form.
“Company Equity Award Trust” shall mean the Verona Pharma Employee Benefit Trust established by Verona Pharma PLC pursuant to a trust deed dated December 30, 2020.
“Company Equity Awards” shall mean, collectively, the Company Options, Company RSU Awards and Company PRSU Awards.
“Company Equity Plan” shall mean the Verona 2017 Incentive Award Plan, as amended and/or restated from time to time.
“Company GM” shall mean the general meeting of the Company Shareholders (and any adjournment or postponement thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Company Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned or postponed, the Company GM shall be correspondingly adjourned or postponed).
“Company Intellectual Property Rights” shall mean all Intellectual Property Rights owned or purported to be owned by (solely or jointly) the Company or any of its Subsidiaries (“Owned Company Intellectual Property”) or exclusively licensed to the Company or any of its Subsidiaries (“Licensed Company Intellectual Property”).
“Company Material Adverse Effect” shall mean any change, occurrence, effect, event, circumstance or development (each an “Effect,” and collectively, “Effects”) that has had, or would reasonably be expected to have, a material adverse effect on the business, assets, Liabilities, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that no Effect to the extent directly or indirectly resulting from, attributable to or arising out of any of the following shall (either alone or in combination) be deemed to be or constitute a “Company Material Adverse Effect” or taken into account when determining whether a “Company Material Adverse Effect” has occurred or would be reasonably expected to occur:
(i)   general economic conditions (or changes in such conditions) in the United States or any other country or region in the world or conditions in the global economy generally;
(ii)   general conditions (or changes in such conditions) in the securities markets, capital markets, credit markets, currency markets or other financial markets in the United States or any other country or region in the world, including (A) changes in interest rates in the United States or any other country or region in the world and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market operating in the United States or any other country or region in the world;
(iii)   general conditions (or changes in such conditions) in the life sciences, pharmaceutical or biotechnology industry;
(iv)   political conditions (or changes in such conditions) in the United States or any other country or region in the world, or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism) in the United States or any other country or region in the world (including any acts of war or sanctions imposed in connection with any disputes involving Israel, Iran, Palestine, the Russian Federation and Ukraine);
(v)   earthquakes, hurricanes, tsunamis, tornadoes, floods, epidemics, pandemics (including COVID-19), cyberattacks, mudslides, wildfires or other natural disasters, weather conditions and other force majeure events in the United States or any other country or region in the world;
(vi)   actual or proposed changes in Law or other legal or regulatory conditions, including changes in trade policies or the imposition of or changes in tariffs (or the interpretation thereof) or changes in GAAP or other accounting standards (or the interpretation thereof);
(vii)   the announcement of this Agreement or the consummation of the transactions contemplated hereby (provided that this clause (vii) shall not apply with respect to any representation or warranty to the extent such representation or warranty addresses the consequences resulting from the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby), including (A) the identity of Parent, Bidco or their Affiliates, (B) the termination or potential termination of (or the failure or potential failure to renew or enter into) any Contracts with customers, licensors, suppliers, distributors or other business partners to the extent resulting from the foregoing and (C) any other negative development (or potential negative development) in the Company’s relationships with any of its customers, licensors, suppliers, distributors or other business partners to the extent resulting from the foregoing;
(viii)   (A) any results, outcomes, or data (other than adverse events, side effects or safety observations) of any clinical trials conducted by or on behalf of the Company or any competitor of the Company (or any announcement thereof), (B) market entry or threatened market entry of any product competitive with any Company Product or (C) any guidance, announcement or publication by the FDA or other Governmental Authority relating to any Company Product or product candidates of any competitor; other than, in the case of (A) or (C), above, to the extent that any such results, outcomes or data (x) arise from or relate to fraud or willful misconduct of the Company or any of its Subsidiaries or any of their respective Representatives or (y) have an effect on the development, manufacture, regulatory status or commercialization of any FDA-approved Company Product for the approved indication;
(ix)   any actions taken or failure to take action, in each case, by Parent or any of its controlled Affiliates, or to which Parent has consented in writing, or that Parent has requested or approved in writing, or the taking of any action expressly required by this Agreement, or the failure to take any action expressly prohibited by this Agreement, except, in each case, for actions required or prohibited by Section 7.1, except to the extent that Parent has unreasonably withheld its consent under Section 7.1;
(x)   changes in the Company’s stock or ADS price or the trading volume of the Company’s stock or ADSs, in and of itself, or any failure by the Company to meet any estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself, or any failure by the Company to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations, in and of itself (but not, in each case, the underlying cause of such changes or failures, unless such changes or failures would otherwise be excepted from this definition of a Company Material Adverse Effect); or

(xi)   any Legal Proceedings made or brought by any of the current or former Company Shareholders (on their own behalf or on behalf of the Company) against the Company arising out of the Transaction or in connection with any other transactions contemplated by this Agreement;
provided that any Effect referred to in the foregoing clauses (i) through (vi) may be taken into account in determining whether there has been, or would be reasonably expected to be, a Company Material Adverse Effect to the extent that such Effect disproportionately and adversely affects the Company and its Subsidiaries relative to other similarly situated companies operating in the industries in which the Company and its Subsidiaries operate.
“Company Option” shall mean an option to purchase Company Shares or Company ADSs granted under the Company Equity Plan.
“Company Organizational Documents” shall mean the memorandum of association and the articles of association of the Company.
“Company Product” shall mean any pharmaceutical product or compound, medical device, or diagnostic assay that is being researched, tested, developed, commercialized, manufactured, sold or distributed by or on behalf of the Company and that is owned by or licensed to the Company, including through collaboration with others or for which the Company has the right to receive payment.
“Company PRSU Award” shall mean any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has ever been subject to performance-based vesting or forfeiture conditions.
“Company PRSU Stretch Portion” shall mean the portion of the Company PRSU Award that may become vested if a performance level of at least 100% is attained for each performance quarter during the 2025 calendar year and the performance level for the 2025 calendar year is at least 100% of the applicable performance goal.
“Company Registered Intellectual Property Rights” shall mean all of the Registered Intellectual Property Rights owned by or purported to be owned by (solely or jointly) the Company or any of its Subsidiaries or exclusively licensed by the Company or any of its Subsidiaries.
“Company RSU Award” shall mean any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has only been subject to time-based vesting or forfeiture conditions and not performance-based vesting or forfeiture conditions.
“Company Service Provider” shall mean each employee, officer, director, individual consultant, individual independent contractor or other individual service provider of the Company or any of its Subsidiaries.
“Company Share” shall mean the ordinary shares in the capital of the Company, each with a nominal value £0.05 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement).
“Company Shareholder” shall mean a registered holder of Company Shares, from time to time, as shown from time to time on the Company’s register of members.
“Company Shareholder Approvals” shall mean (a) the approval of the Scheme of Arrangement by a majority in number representing not less than three-fourths (75%) in value of the members or class of members (as the case may be) present and voting (either in person or by proxy) at the Scheme Meeting (including any separate class meeting which may be required by the Court) and (b) the passing of the Company Shareholder Resolution by members representing not less than three-fourths (75%) of the total voting rights of eligible members present and voting (either in person or by proxy) at the Company GM.
“Company Shareholder Meetings” shall mean the Scheme Meeting and the Company GM.
“Company Shareholder Resolution” shall mean the special resolution to amend the Company Organizational Documents and approve such other matters as may be necessary to facilitate the implementation of the Transaction and the Scheme of Arrangement, substantially in the form set out in Annex B with or subject to any modification or addition that Bidco, Parent and the Company may mutually agree.
“Consent” shall mean any approval, consent, license, ratification, permission, waiver, order or authorization (including from any Governmental Authority).
“Contract” shall mean any legally binding contract, subcontract, agreement, obligation, license, sublicense, note, bond, mortgage, indenture, deed of trust, franchise, lease, sublease, loan, credit agreement or other instrument, whether written or oral.
“Court” shall mean the High Court of Justice of England and Wales.
“Court Order” shall mean the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.
“COVID-19” shall mean SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemics or disease outbreaks.
“Custodian” shall mean the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement.
“Data Protection Laws” shall mean any Laws applicable to the Company or its Subsidiaries relating to the Processing of Personal Information, data privacy, data security and data breach notification.
“Data Protection Requirements” shall mean (a) all applicable Data Protection Laws, (b) the Company’s externally published and posted policies relating to the Company’s Processing of Personal Information and (c) the terms of any Contracts binding on the Company or any of its Subsidiaries concerning the Processing of Personal Information.
“Deposit Agreement” shall mean the deposit agreement dated as of May 2, 2017 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder.
“Depositary” shall mean Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement.
“Depositary Shares” shall mean those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.
“DOJ” shall mean the United States Department of Justice.
“DR Nominee” shall mean such company as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to the Scheme of Arrangement.
“Environmental Law” shall mean all Laws relating in any way to the environment, preservation or reclamation of natural resources, the presence, management or Release of, or exposure to, Hazardous Substances, or to human health and safety, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. § 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 5101 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300f et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. § 136 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), each of their state and local counterparts or equivalents, each of their foreign and international equivalents, and any transfer of ownership notification or approval statute.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that is, or has at any relevant time been, under common control, or treated as a single employer, with the Company or any of its Subsidiaries, as applicable, under Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” shall mean the Securities Exchange Act of 1934.
“Export Controls” shall mean all applicable trade, export control, import and antiboycott Laws imposed, administered or enforced by (a) the U.S. Department of Commerce, U.S. Department of State or any other department or agency of the U.S. government, and (b) the European Union or any member state thereof or the United Kingdom, except to the extent inconsistent with U.S. law.
“FDA” shall mean the United States Food and Drug Administration.
“FDCA” shall mean the United States Federal Food, Drug and Cosmetic (21 U.S.C. §§ 301 et seq.).
“Federal Health Care Program” has the meaning set forth in 42 U.S.C. § 1320a-7b(f).
“FTC” shall mean the United States Federal Trade Commission.
“GAAP” shall mean generally accepted accounting principles, as applied in the United States.
“Good Clinical Practices” shall mean the standards for clinical trials governing the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of pharmaceuticals (including all applicable requirements relating to protection of human subjects), as set forth in the FDCA and applicable regulations promulgated by the FDA (including, for example, 21 C.F.R. Parts 11, 50, 54, 56 and 312), applicable FDA guidance documents and such standards of good clinical practice, including all applicable requirements governing the protection of human subjects as are required by comparable Governmental Authorities outside the United States, including applicable regulations or guidelines from the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use.
“Good Documentation Practices” shall mean the standards and practices of creating and maintaining records that are accurate, attributable, verified as genuine, legible, contemporaneous and complete, and are created and stored using security measures that protect the confidential nature (if applicable) and integrity of the records, and prevent unauthorized access to, and alteration, corruption or loss of such records in a manner sufficient to satisfy the requirements contained in 21 C.F.R. Parts 58, 312, 210, and 211, applicable FDA guidance documents and all comparable standards or requirements enforced by any comparable Governmental Authority.
“Good Laboratory Practices” shall mean the standards for conducting non-clinical laboratory studies, as set forth in the FDCA and applicable regulations promulgated by the FDA (including 21 C.F.R. Parts 11 and 58), applicable FDA guidance documents and such standards of good laboratory practices as are required by comparable Governmental Authorities outside of the United States.
“Good Manufacturing Practices” shall mean standards for the manufacture, processing, packaging, testing, transportation, handling and holding of drug products, as set forth in the FDCA and applicable regulations promulgated by the FDA (including, for example, 21 C.F.R. Parts 11, 210 and 211), applicable FDA guidance documents, applicable such standards of good manufacturing practices as are required by comparable Governmental Authorities outside of the United States.
“Governmental Authority” shall mean (a) any government, (b) any governmental or regulatory entity, body, department, commission, subdivision, board, administrative agency or instrumentality, (c) any court, tribunal, judicial body or an arbitrator or arbitration panel, or (d) any non-governmental self-regulatory agency, securities exchange, commission or authority, in each of (a) through (d) whether supranational, national, federal, state, county, municipal or provincial, and whether local, domestic or foreign. For the avoidance of doubt, Governmental Authority includes the FDA and any other domestic or foreign entity that regulates or has jurisdiction over the quality, identity, strength, purity, safety, efficacy, testing, manufacturing, marketing, distribution, sale, storage, pricing, import or export of any Company Product.
“Hazardous Substance” shall mean any material, substance or waste that is defined, classified, or otherwise characterized under or pursuant to any Environmental Law as “hazardous,” “toxic,” a “pollutant,” a “contaminant,” “radioactive” or words of similar meaning or effect, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, urea formaldehyde insulation, silica, chlorofluorocarbons and all other ozone-depleting substances.

“Health Care Laws” shall mean the FDCA, the 340B program statute (42 U.S.C § 256b), the Medicaid Drug Rebate Program Statute (42 U.S.C. § 1396r-8), the federal statute governing Medicare Part B Average Sales Price reporting (42 U.S.C. § 1395w-3a), the federal statute governing the Department of Veterans Affairs Drug Price reporting program, 38 U.S.C. § 8126, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Physician Payments Sunshine Act (42 U.S.C. § 1320a-7h), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the federal criminal False Claims Law (42 U.S.C. § 1320a-7b(a)), the Exclusion Laws (42 U.S.C. § 1320a-7), the Civil Monetary Penalties Law (42 U.S.C. § 1320a-7a), the Animal Welfare Act (7 U.S.C. §§ 2131 et seq.), the applicable provisions of HIPAA, all applicable Laws and Orders administered by the FDA and other applicable Governmental Authorities, including those governing or relating to Good Laboratory Practices, Good Documentation Practices, Good Clinical Practices, any related licensure Laws and the advertising and promotion of pharmaceuticals and any similar or equivalent state, local and non-U.S. Laws.
“HIPAA” shall mean collectively (a) the Health Insurance Portability and Accountability Act of 1996, including its implementing rules and regulations with respect to privacy, security of health information and transactions and code sets and related binding guidance, (b) the Health Information Technology for Economic and Clinical Health Act, including its implementing rules and regulations with respect to privacy, security of health information and transactions and code sets and related binding guidance and (c) the Omnibus Rule effective March 26, 2013 and other implementing regulations and rules at 45 C.F.R. Parts 160 and 164 and related binding guidance from the United States Department of Health and Human Services.
“HRSA” shall mean the Health Resources and Services Administration.
“HSR Act” shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Incidental Contracts” shall mean (a) shrink-wrap, click-wrap and off-the-shelf Contracts for commercially available software or services, (b) material transfer agreements, non-disclosure agreements and other similar arrangements entered into in the ordinary course of business consistent with past practice that, in each case, do not (i) transfer ownership of Intellectual Property Rights from the Company or any of its Subsidiaries to any third party or (ii) grant any exclusive license under any Company Intellectual Property Rights to any third party or (iii) grant to any third party a license to use Company Intellectual Property Rights for the supply, manufacturing or commercialization of products, (c) Contracts entered into in the ordinary course of business consistent with past practice for the provision of goods or services to the Company or any of its Subsidiaries, including Contracts for the provision of research, development or manufacturing services, in each case, that grant vendors or service providers of the Company or any of its Subsidiaries only a non-exclusive license of rights in connection with, and solely for the purposes of, such vendor’s or service provider’s provision of goods or services to the Company or its Subsidiaries and do not grant such vendor or service provider with any ownership rights with regard to any Intellectual Property Rights created or developed thereunder and (d) invention assignment agreements, and provisions under employment agreements, advisor agreements and consulting agreements entered into in the ordinary course of business consistent with past practice that contain transfers of ownership of all Intellectual Property Rights generated thereunder only to the Company or its Subsidiaries and, if containing licenses of Intellectual Property Rights to the counterparty, contain only non-exclusive licenses to the counterparty for the sole purpose of authorizing performance of such counterparty’s services for the Company or its Subsidiaries.
“Intellectual Property” shall mean all intellectual property, regardless of form, including: (a) published and unpublished works of authorship, including audiovisual works, collective works, computer software, compilations, databases, derivative works, literary works and mask works (“Works of Authorship”), (b) inventions and discoveries, including articles of manufacture, business methods, compositions of matter, improvements, machines, methods, and processes and new uses for any of the preceding items (“Inventions”), (c) words, names, symbols, devices, designs, slogans, logos, trade dress and other designations and any goodwill associated therewith, and combinations of the preceding items, used to identify or distinguish the origin of a business, good, group, product, or service or to indicate a form of certification (“Trademarks”), (d) improvements, derivatives, modifications, enhancements, revisions and releases relating to any of the foregoing, (e) instantiations of any of the foregoing in any form and embodied in any media, including social media (“Social Media”), and (f) Internet domain names that are registered with any domain name registrar (“Domain Names”).

“Intellectual Property Rights” shall mean all U.S. and foreign common Law and statutory rights in, arising out of, or associated with Intellectual Property in any jurisdiction, including: (a) rights in, arising out of, or associated with Works of Authorship, including rights granted under the U.S. Copyright Act or U.S. state Law, or analogous foreign common Law or statutory regime, (b) rights in, arising out of, or associated with Inventions, including rights granted under the U.S. Patent Act or analogous foreign common Law or statutory regime, including patents, utility models and inventors’ certificates and all disclosures, applications reissues, divisionals, re-examinations, renewals, substitutions, revisions, extensions, provisionals, continuations and continuations-in-part thereof, (c) rights in, arising out of, or associated with Trademarks, including rights granted under the Lanham Act or U.S. state Law, or analogous foreign common Law or statutory regime, (d) rights granted under the Uniform Trade Secrets Act or U.S. state Law, or analogous foreign common Law or statutory regime, (e) rights in, arising out of or associated with Social Media, (f) rights in, arising out of or associated with Domain Names and (g) all U.S. and foreign common Law and statutory rights to sue or recover and retain damages, costs or attorneys’ fees for past, present or future infringement, misappropriation or other violation of any of the foregoing. For the avoidance of doubt, Intellectual Property Rights include Registered Intellectual Property Rights.
“Intervening Event” shall mean an Effect that was not known to the Company Board as of the date of this Agreement or, if known, the material consequences of which were not reasonably foreseeable by the Company Board, as of the date of this Agreement, other than (a) changes in the Company’s stock or ADS price or the trading volume of the Company’s stock or ADSs (provided that the underlying reasons for such changes may constitute or be taken into account in determining whether there has been an Intervening Event), (b) any Acquisition Proposal or (c) the fact that, in and of itself, the Company exceeds any estimates or expectations, or any internal budgets, plans or forecasts, of the Company’s revenue, earnings or other financial performance or results of operations for any period (provided that the underlying reasons for such events may be taken into account in determining whether this has been an Intervening Event).
“IT Systems” shall mean the computer systems, networks, hardware, digital storage media, applications and software of the Company.
“Know-How” shall mean all trade secrets (including those trade secrets defined in the Uniform Trade Secrets Act and under corresponding foreign statutory and common law), know-how and similar proprietary rights in confidential information of any kind, inventions (whether patentable or not and whether or not reduced to practice), discoveries, analytic models, improvements, compounds, processes, techniques, assays, chemical and biological materials, devices, methods, patterns, formulations and specifications.
“Knowledge” shall mean, (a) with respect to the Company, the actual knowledge of any of the individuals listed on Section 1.1(a) of the Company Disclosure Letter after making reasonable inquiry of the employees of the Company or its Subsidiaries with primary responsibility for the matter in question and (b) with respect to Parent or Bidco, the actual knowledge of the executive officers of Parent after making reasonable inquiry of the employees of Parent with primary responsibility for the matter in question.
“Law” shall mean any and all applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, rule, regulation, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority.
“Legal Proceeding” shall mean any (a) civil, criminal or administrative actions, or (b) suits, litigations, arbitrations or other proceedings, in each of (a) and (b), before any Governmental Authority.
“Liabilities” shall mean any liability, obligation or commitment of any kind (whether known or unknown, accrued, absolute, contingent, matured, unmatured or otherwise and whether or not required to be recorded or reflected on a balance sheet prepared in accordance with GAAP).
“Lien” shall mean any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance or other restriction of similar nature (including any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Lookback Date” shall mean January 1, 2023; provided, that for purposes of Section 5.21, the Lookback Date shall mean January 1, 2022 and for purposes of Section 5.24, the Lookback Date shall mean January 1, 2020.

“NASDAQ” shall mean The Nasdaq Global Market.
“Order” shall mean any order, judgment, award, decision, decree, injunction, ruling, writ or assessment of any Governmental Authority (whether temporary, preliminary or permanent) that is binding on any Person or its property under applicable Law.
“Permit” shall mean franchises, grants, authorizations, registrations (including establishment registrations and product listings), licenses, permits, easements, variances, exceptions, exemptions, Consents, certificates, approvals and Orders of any Governmental Authority.
“Permitted Liens” shall mean any of the following: (a) Liens for Taxes, assessments and governmental charges or levies either not yet delinquent or which are being contested in good faith by appropriate proceedings; (b) mechanics, carriers’, workmen’s, warehouseman’s, repairmen’s, materialmen’s, landlords’ or other Liens arising or incurred in the ordinary course of business consistent with past practice relating to obligations as to which there is no default for a period greater than sixty (60) days or that are being contested in good faith by appropriate proceedings; (c) easements, covenants and rights of way (unrecorded and of record) and other similar restrictions, zoning, entitlements, conservation, building and other land use and environmental restrictions or regulations promulgated by Governmental Authorities, in each case, that do not materially and adversely impact the current use of the affected property; (d) Liens the existence of which are disclosed in the notes to the consolidated financial statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025; (e) all exceptions, restrictions, imperfections of title, charges and other Liens of record that do not materially and adversely interfere with the present use of the assets of the Company, taken as a whole; (f) Liens arising under any lines of credit or other credit facilities or arrangements of the Company in effect on the date hereof (or any replacement facilities thereto permitted pursuant to Section 7.1); (g) Liens incurred in the ordinary course of business consistent with past practice in connection with workers’ compensation, unemployment insurance and other types of social security; and (h) with respect to leased or licensed personal property or Intellectual Property licensed on a non-exclusive basis in the ordinary course of business, the terms and conditions of the lease or license applicable thereto.
“Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited Liability partnership, joint venture, estate, trust, company (including any limited Liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Authority.
“Personal Information” any information maintained by or on behalf of the Company that relates to an identified or identifiable individual or household, including any data that is considered “personal data,” “personal information,” “protected health information,” “consumer health data” or “personally identifiable information” under applicable Data Protection Laws.
“Registered Intellectual Property Rights” shall mean all Intellectual Property Rights that are the subject of an application, certificate, filing, registration, recordation or other document issued by, filed with, or recorded by, any registry or Governmental Authority in any jurisdiction, including patent, trademark, copyright registrations and applications therefor and Domain Names and Social Media accounts.
“Release” shall mean any release, spill, emission, discharge, leaking, pouring, dumping or emptying, pumping, injection, deposit, disposal, dispersal, leaching or migration into the indoor or outdoor environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata) or into or out of any property.
“Remnant Shares” shall have the meaning set forth in the Scheme of Arrangement,
“Representative” shall mean, with respect to any Person, its Affiliates and its and their respective directors, officers or other employees, or any investment banker, attorney or other authorized agent or representative retained by such Person.
“Research Program” shall mean all research and development programs, pre-clinical and clinical trials, pre-clinical and clinical studies and the results therefrom, including those involving any Company Product.

“Review Board” shall mean all institutional review boards, privacy boards, data safety monitoring boards, steering committees, or ethics committees responsible for review, oversight or approval of any clinical trial or program involving a Company Product in any jurisdiction.
“Sanctioned Party” shall mean any Person (a) that is listed on any Sanctions-related lists of designated Persons maintained by the United States Government, including the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union or any member state thereof or HM Treasury of the United Kingdom, (b) that is, or is part of, a government of a Sanctioned Territory, (c) that is 50% or more owned or controlled by, or acting on behalf of, any such Person or Persons described in the foregoing, (d) that is operating, organized or resident in a Sanctioned Territory or (e) that is otherwise targeted under Sanctions.
“Sanctioned Territory” shall mean any country or other territory subject to a general export, import, financial or investment embargo under Sanctions, which countries and territories, as of the date hereof, are the Crimea and separatist-controlled portions of the Luhansk and Donetsk regions of Ukraine, Cuba, Iran and North Korea.
“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the United States government, the United Nations Security Council, the European Union or any member state thereof or HM Treasury of the United Kingdom.
“Sarbanes-Oxley Act” shall mean the Sarbanes-Oxley Act of 2002.
“Scheme Meeting” shall mean such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.
“Scheme of Arrangement” shall mean the proposed scheme of arrangement of the Company under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement, substantially in the form set out in Annex A, with or subject to any modification, addition or condition which (a) Bidco, Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Bidco, Parent and the Company each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.
“Scheme Record Time” shall have the meaning set forth in the Scheme of Arrangement.
“Scheme Shareholders” shall have the meaning set forth in the Scheme of Arrangement.
“Scheme Shares” shall have the meaning set forth in the Scheme of Arrangement.
“SEC” shall mean the United States Securities and Exchange Commission.
“SEC Proxy Clearance” means the earliest of (a) the first Business Day immediately following the date on which the Company is informed by the SEC, orally or in writing, that the Proxy Statement will not be reviewed by the SEC, (b) the first Business Day that is at least ten (10) calendar days after the filing of the preliminary Proxy Statement if the SEC has not informed the Company that it intends to review the Proxy Statement and (c) in the event that the Company receives comments from the SEC on the preliminary Proxy Statement, the first Business Day immediately following the date the SEC informs the Company, orally or in writing, that the SEC staff has no further comments on the preliminary Proxy Statement.
“Securities Act” shall mean the Securities Act of 1933.
“Specified Shareholders” shall mean the individuals listed on Section 1.1(b) of the Company Disclosure Letter.
“Subsidiary” of any Person shall mean (a) a corporation more than fifty percent (50%) of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof, (b) a partnership of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited Liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company or (d) any other Person (other than a corporation, partnership or limited Liability company) in which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.
“Superior Proposal” shall mean a written, bona fide Acquisition Proposal that did not result from a material breach of Section 7.2 for a transaction or series of related transactions contemplated by clause (a), (b), (c) or (d) of the definition of “Acquisition Transaction” on terms that the Company Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel and financial advisor(s), taking into account all financial, legal, regulatory, timing and other aspects of such Acquisition Proposal (including the Person making such Acquisition Proposal and the likelihood of consummation of such Acquisition Proposal), to be more favorable to the Company Shareholders (solely in their capacity as such), from a financial point of view, than the Transaction (including any adjustment to the terms and conditions proposed by Parent in response to such proposal); provided, however, that for purposes of the reference to an “Acquisition Proposal” in this definition of a “Superior Proposal,” all references to (a) “more than twenty percent (20%)” in the definition of “Acquisition Transaction” shall be deemed to be references to “a majority” and (b) “less than seventy-five percent (75%)” shall be deemed to be references to “less than a majority”.
“Tax” shall mean any U.S. federal, state or local, or non-U.S., income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, tariffs, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax or other tax or similar charge in the nature of a tax imposed by any Governmental Authority, including any interest, penalty or addition to tax imposed with respect thereto by such Governmental Authority, in each case, whether disputed or not.
“Tax Authority” means any Governmental Authority that has the power to impose, assess, determine, administer or collect any Taxes.
“Tax Return” shall mean any report, declaration, return, certificate, election, claim for refund, information return or statement filed with, or required to be filed with, any Tax Authority, including in connection with the payments of estimated Taxes, including any schedule or attachment thereto, and including any amendments thereof.
“Termination Payment” shall mean an amount in cash exclusive of VAT (which shall be paid in addition subject to provision of a valid VAT invoice) equal to $100,000,000.
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
“VA” shall mean the Department of Veterans Affairs.
“VAT” shall mean (a) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive, (b) to the extent not included in (a), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation and (c) any other tax of a similar nature (including sales tax, use tax, consumption tax and goods and services tax), whether imposed in the United Kingdom or in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in (a) or (b) above, or elsewhere.
“Willful Breach” shall mean a material breach of this Agreement that is the consequence of an act or omission by the breaching Party with the actual knowledge that the taking of such act or failure to take such action constitutes, or would be reasonably expected to constitute, a breach of this Agreement.
Section 1.2   Additional Definitions.   The following capitalized terms shall have the respective meanings ascribed thereto in the respective sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section
Agreement	Preamble
Ancillary Scheme Documentation	Section 4.1(a)
Anti-Takeover Laws	Section 5.30
Bidco	Preamble
Burdensome Condition	Section 8.2(a)
Closing	Section 2.2
Closing Date	Section 2.2
Company	Preamble
Company 401(k) Plan	Section 8.8(c)
Company Board	Recitals
Company Board Recommendation	Section 5.5
Company Board Recommendation Change	Section 7.3(a)
Company Disclosure Letter	Article V
Company Equity Award Consideration	Section 3.2(a)(iii)
Company Option Consideration	Section 3.2(a)(i)
Company Permits	Section 5.24(e)
Company PRSU Consideration	Section 3.2(a)(iv)
Company Related Parties	Section 6.12
Company RSU Consideration	Section 3.2(a)(iii)
Company SEC Reports	Section 5.9(a)
Company Securities	Section 5.2(d)
Confidentiality Agreement	Section 11.6
Consideration	Section 3.1(a)
Court Documentation	Section 4.1(g)
Current Employee	Section 8.8(a)
D&O Insurance	Section 8.7(c)
EBT Cash Amounts	Section 3.2(b)
EBT Settled Company Equity Awards	Section 3.2(a)(i)
EBT Trustee	Section 3.2(a)(i)
Effective Time	Section 2.2
End Date	Section 10.1(b)(i)
Enforceability Exceptions	Section 5.4
Equity Securities	Section 5.2(d)
Forms of Proxy	Section 4.1(a)
In the Money Company Option	Section 3.2(a)(i)
Indemnified Persons	Section 8.7(b)
Indemnified Proceeding	Section 8.7(b)
Interim Time	Section 3.2(a)(i)
Leased Real Property	Section 5.22(b)
Match Right Notice	Section 7.3(b)
Material Contract	Section 5.23(a)
Other Required SEC Filing	Section 4.1(a)
Parent	Preamble

Term	Section
Parent 401(k) Plan	Section 8.8(c)
Parent Board	Recitals
Parent Related Parties	Section 6.12
Parties	Preamble
Paying Agent	Section 3.1(b)
Payment Fund	Section 3.1(b)
Per ADS Consideration	Section 3.1(a)
Proxy Statement	Section 4.1(a)
Real Property Leases	Section 5.22(b)
Remedial Action	Section 8.2(a)
Scheme Document Annex	Section 4.1(a)
Transaction	Recitals
Transaction Documentation	Section 4.1(d)
Transfer Taxes	Section 10.3(b)
Voting and Support Agreement	Recitals
Section 1.3   Certain Interpretations.
(a)   Unless otherwise indicated, all references herein to Articles, Sections, Annexes, Exhibits or Schedules, shall be deemed to refer to Articles, Sections, Annexes, Exhibits or Schedules of or to this Agreement, as applicable, and all references herein to “paragraphs” or “clauses” shall be deemed references to separate paragraphs or clauses of the section or subsection in which the reference occurs. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
(b)   Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.”
(c)   Unless otherwise indicated, all references herein to the Subsidiaries of a Person shall be deemed to include all direct and indirect Subsidiaries of such Person unless otherwise indicated or the context otherwise requires.
(d)   If a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb).
(e)   Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.
(f)   When used herein, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not simply mean “if.”
(g)   The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.
(h)   References to “$” and “dollars” are to the currency of the United States of America. References to “£” and “pounds” are to the currency of the United Kingdom.
(i)   Any dollar, pound or percentage thresholds set forth herein shall not necessarily be used as a benchmark for the determination of what is or is not “material” or a Company Material Adverse Effect under this Agreement.

(j)   ”Writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.
(k)   Except as otherwise specified, (i) references to any statute or Law shall be deemed to refer to such statute or Law as amended from time to time, including any successor statute or Law, and to any rules or regulations promulgated thereunder, (ii) references to any Contract (including this Agreement) are to the Contract as amended, restated, supplemented or otherwise modified from time to time (in each case, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement), (iii) references to any Person, including any Governmental Authority, include the successors and permitted assigns of that Person and (iv) references from or through any date mean from and including or through and including, respectively.
(l)   Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day.
(m)   Where used with respect to information, the phrases “delivered” or “made available” to Parent or Bidco or their Representatives, means that the information has been posted in the “data room” (virtual or otherwise) established by the Company with access provided to Parent, Bidco and their Representatives at least one day prior to (and through to) the date hereof.
(n)   References to Company Shareholders or other holders of Company Shares shall be deemed to include holders of any Company ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Company ADSs are not themselves being acquired under the Scheme or Arrangement and do not constitute Scheme Shares).
(o)   The terms “or”, “any” and “either” are not exclusive.
ARTICLE II
THE TRANSACTION
Section 2.1   The Transaction.   At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, Bidco (and/or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) shall acquire the Scheme Shares pursuant to the Scheme of Arrangement. The Scheme Shares will be acquired fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities Laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.
Section 2.2   Closing.   Unless otherwise mutually agreed in writing between Parent and the Company, the closing of the Transaction (the “Closing”) shall occur as promptly as practicable (and in any event within three (3) Business Days) following the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date”. To the extent that documents and signatures are required to be executed or provided at the Closing such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.
Section 2.3   Delivery of Court Order.   On the Closing Date, in connection with the Closing, the Company shall (a) deliver, or cause to be delivered, the Court Order to the Registrar of Companies in England and Wales and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time”) and (b) deliver a copy of the Court Order to Parent together with appropriate evidence of the Effective Time.

ARTICLE III
TRANSFER OF SCHEME SHARES
Section 3.1   Transfer of Scheme Shares.
(a)   At the Effective Time, the Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) shall be transferred from the Scheme Shareholders to Bidco (and/or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) in accordance with the provisions of this Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, $13.375 in cash, without interest (the “Consideration”). For the avoidance of doubt, the Parties acknowledge that, although the holders of Company ADSs are not Scheme Shareholders by virtue of their holdings of Company ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Company ADSs shall cease to have any rights with respect to the Company ADSs except for the right to receive (in the case of certificated Company ADSs, upon surrendering each Company ADS to the Depositary, the Custodian or their respective nominees, as applicable) an amount of cash equal to the Consideration multiplied by eight (8) (the “Per ADS Consideration”), in each case subject to the terms and conditions set forth in this Agreement, the Scheme of Arrangement and the Deposit Agreement. As soon as reasonably practicable after the Effective Time, and subject to the stamping of any relevant instruments of transfer (to the extent required), the register of members of the Company will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares as contemplated hereby and thereby.
(b)   Prior to the Closing, Bidco shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Paying Agent”) and enter into a paying agent agreement with the Paying Agent on terms reasonably acceptable to the Company. At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time), Bidco or Parent shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders, of cash in an amount sufficient to pay the aggregate amount of the Consideration. All cash deposited with the Paying Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Payment Fund”. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Consideration. Notwithstanding anything to the contrary in this Section 3.1(b), all obligations of Bidco with respect to the Consideration required to be provided by Bidco or Parent to the Paying Agent in respect of the Depositary Shares shall be satisfied to the extent Bidco or Parent provides the Consideration or such deliverables directly to the Depositary, the Custodian or their respective nominees under the Deposit Agreement, as applicable, pursuant to the procedures contemplated by Section 3.1(c).
(c)   Prior to the Closing, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent to ensure that (i) the Depositary, the Custodian or their respective nominees shall promptly deliver the Per ADS Consideration to each holder of a Company ADS (in the case of certificated Company ADSs, that has duly surrendered such Company ADSs to the Depositary, the Custodian or their respective nominees, as applicable), (ii) any funds unclaimed by holders of Company ADSs shall be treated, as closely as reasonably possible, in the same manner as provided under Section 3.1(d), and (iii) if reasonably practicable, the Consideration in respect of the Depositary Shares will be delivered directly by Bidco or Parent to the Depositary, the Custodian or their respective nominees rather than through the Paying Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. Parent will bear all fees, charges and expenses set forth on Section 3.1(c) of the Company Disclosure Letter that the Company ADS holders are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Company ADSs and the receipt of the Per ADS Consideration. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.
(d)   Any portion of the Payment Fund which has not been transferred to the holders of Scheme Shares within twelve (12) months of the Closing Date shall be delivered to Bidco or its designee(s) promptly upon demand by Bidco and held by Bidco in accordance with the terms of the Scheme of Arrangement (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Consideration), and thereafter such Scheme Shareholders shall be entitled to look only to Bidco for, and Bidco shall remain liable for, payment of their claims for the Consideration pursuant to the provisions of this Article III and the Scheme of Arrangement.
(e)   To the fullest extent permitted by applicable Law, none of Parent, Bidco, any DR Nominee, the Company, the Paying Agent, the Depositary (or the Custodian or their respective nominees) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to the Company, the Scheme Shareholders or any other Person in respect of the Consideration from the Payment Fund or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar applicable Laws.
(f)   If, between the date of this Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period or any similar event shall have occurred (or if the number of Company Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the amount of the Consideration (or the Per ADS Cash Consideration) shall be appropriately adjusted to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 3.1(f) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by Section 7.1 or the other terms of this Agreement.
Section 3.2   Company Equity Awards.
(a)   Treatment of Company Equity Awards.   Unless otherwise agreed by Parent and the applicable Company Equity Award holder, each Company Equity Award shall be treated as follows:
(i)   Depletion of the Company Equity Award Trust.   Promptly following the date hereof, the Company shall take any and all actions that are necessary to request the trustee of the Company Equity Award Trust (the “EBT Trustee”) to, on the date of the sanction of the Scheme of Arrangement by the Court and no later than the Scheme Record Time, use all Company ADSs then held by the Company Equity Award Trust to settle some of the outstanding Company Equity Awards (the Company Equity Awards so settled, the “EBT Settled Company Equity Awards”) in the form of Company ADSs, without any action on the part of, and in full satisfaction of the rights with respect to such Company Equity Awards of, the applicable holders thereof. Each EBT Settled Company Equity Award shall become fully vested immediately prior to such settlement. The number of Company ADSs so payable with respect to each such EBT Settled Company Equity Award shall be equal to the cash amounts otherwise payable with respect to such EBT Settled Company Equity Award pursuant to Section 3.2(a)(i), Section 3.2(a)(iii) or Section 3.2(a)(iv) divided by the Per ADS Consideration. The Company shall take any and all actions that are necessary to request the EBT Trustee to so settle such EBT Settled Company Equity Awards in the following order until the Company Equity Award Trust has been depleted: (i) vested Company Options, (ii) unvested Company Options, (iii) Company RSU Awards, (iv) Company PRSU Awards that have been earned on or prior to the date of the sanction of the Scheme of Arrangement by the Court, which Company PRSU Awards shall be settled based on the actual level of achievement, (v) Company PRSU Awards that have not been earned on or prior to the date of the sanction of the Scheme of Arrangement by the Court and are not scheduled to be earned during the period of time between the date of the sanction of the Scheme of Arrangement by the Court and the Effective Time (the “Interim Time”), which Company PRSU Awards shall be settled by assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, if greater, based on a good faith estimate by the Company of the actual performance through the end of the applicable performance quarter) and (vi) Company PRSU Awards that are scheduled to be earned during the Interim Time, which Company PRSU Awards shall be settled based on a good faith estimate by the Company of the actual performance through the end of the applicable performance quarter (or, if greater, achievement of the applicable performance level of 100%). For the avoidance of doubt, the level of achievement of the Company PRSU Stretch Portion shall be determined based on a good faith estimate by the Company of the actual performance as of the date of the sanction of the Scheme of Arrangement by the Court (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by the Company of the actual performance through the end of such performance quarter, if greater than 100%).
(ii)   Company Options.   Immediately prior to the Effective Time, each Company Option that is then outstanding and unexercised, to the extent unvested at such time, shall become fully vested and, as of the Effective Time, (A) each Company Option that has a per-Company ADS exercise price that is less than the Per ADS Consideration (each, an “In the Money Company Option”) shall, automatically and without any action on the part of the holder of such In the Money Company Option, be canceled and terminated and converted into the right to receive from the Company, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest) equal to the product of (1) the aggregate number of Company ADSs underlying such In the Money Company Option and (2) the excess, if any, of (x) an amount equal to the Per ADS Consideration over (y) the per-Company ADS exercise price of such In the Money Company Option (the “Company Option Consideration”) and (B) each such Company Option that is not an In the Money Company Option shall, automatically and without any action on the part of the holder of such Company Option, be canceled with no consideration payable in respect thereof.
(iii)   Company RSU Awards.   Immediately prior to the Effective Time, each Company RSU Award that is then outstanding, to the extent unvested at such time, shall become fully vested and, as of the Effective Time, each Company RSU Award shall, automatically and without any action on the part of the holder of such Company RSU Award, be canceled and terminated and converted into the right to receive from the Company, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest) equal to the product of (A) the aggregate number of Company ADSs underlying such Company RSU Award and (B) the Per ADS Consideration (the “Company RSU Consideration”). Notwithstanding anything to the contrary contained in this Agreement, any payment of the Company RSU Consideration in respect of any Company RSU Award that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code shall not be made prior to the earliest date permitted under Section 409A of the Code.
(iv)   Company PRSU Awards.   Immediately prior to the Effective Time, each Company PRSU Award that is then outstanding and earned on or prior to the Effective Time shall become fully vested (based on the actual earned amount), and each Company PRSU Award that is then outstanding and eligible to be earned for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, shall become earned and vested, calculated by assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by the Company of the actual performance through the end of such performance quarter, if greater than 100%). For the avoidance of doubt, the level of achievement of the Company PRSU Stretch Portion shall be determined based on a good faith estimate by the Company of the actual performance as of the Closing Date (and, for the performance quarter in which the Effective Time occurs, or any subsequent performance quarter, assuming achievement of the applicable performance level at 100% (or, solely for the performance quarter in which the Effective Time occurs, based on a good faith estimate by the Company of the actual performance through the end of such performance quarter, if greater than 100%).) Any unearned Company PRSU Awards outstanding immediately prior to the Effective Time that were eligible to be earned in a performance quarter that was completed prior to the Effective Time shall not become earned and vested and shall be cancelled and terminated for no consideration as of the Effective Time. As of the Effective Time, each earned and vested Company PRSU Award shall, automatically and without any action on the part of the holder of such Company PRSU Award, be canceled and terminated and converted into the right to receive from the Company, in full satisfaction of the rights of such holder with respect thereto, an amount in cash (without interest) equal to the product of (A) the aggregate number of earned and vested Company ADSs underlying such Company PRSU Award, taking into account any earning and vesting that occurs pursuant to this Section 3.2(a)(iv) and (B) the Per ADS Consideration (the “Company PRSU Consideration”) and, together with the Company Option Consideration and the Company RSU Consideration, the “Company Equity Award Consideration”). Notwithstanding anything to the contrary contained in this Agreement, any payment of the Company PRSU Consideration in respect of any Company PRSU Award that, immediately prior to such cancellation, constitutes “nonqualified deferred compensation” subject to Section 409A of the Code shall not be made prior to the earliest date permitted under Section 409A of the Code.
(b)   Payment of Company Equity Award Consideration and Cash Amounts with respect to EBT Settled Company Equity Awards.   The Company shall take any and all actions that are necessary to request that the EBT Trustee take such actions as are necessary, including giving an instruction to the Depositary, the Custodian or their respective nominees, to ensure that all amounts of ADS Consideration otherwise payable with respect to the EBT Settled Company Equity Awards (the “EBT Cash Amounts”) are paid to the Company, instead of the Company Equity Award Trust or the former holders of Company Equity Awards. On the Closing Date, Bidco shall pay by wire transfer of immediately available funds to the Company the amounts payable pursuant to Section 3.2(a)(ii), Section 3.2(a)(iii) or Section 3.2(a)(iv). The Company shall satisfy through its payroll systems all amounts payable pursuant to Section 3.2(a)(ii), Section 3.2(a)(iii) and Section 3.2(a)(iv) and the EBT Cash Amounts to the former holders of Company Equity Awards (subject to any applicable withholding Taxes pursuant to Section 3.3) as promptly as practicable (and in no event later than the next regularly scheduled payroll date at least five (5) Business Days) after the Effective Time.
(c)   At the Effective Time, the Company Equity Plan and all outstanding equity and equity-based awards granted thereunder shall terminate (other than with respect to the right to receive the payments set forth herein), and no further Company Shares, Company Equity Awards, equity interests or other rights with respect to Company Shares shall be granted under the Company Equity Plan. In the event that a Company Equity Award covers Company Shares instead of Company ADSs, the amounts described in this Section 3.2 shall be appropriately adjusted to reflect such condition and to provide to holders of such Company Equity Award the same economic effect as contemplated by this Agreement prior to such change.
(d)   Promptly following the date hereof and prior to the Effective Time, the Company and the Company Board (or if appropriate, any committee thereof) shall adopt appropriate resolutions and take all other actions necessary to effect the transactions described in this Section 3.2. Prior to the Effective Time, the Company shall cooperate with and reasonably assist Parent and Bidco to cause the depletion of the Company Equity Award Trust to settle certain Company Equity Awards on the date of sanction of the Scheme of Arrangement by the Court and the timely payment of the Company Equity Award Consideration required to be paid following the Effective Time to the holders of Company Equity Awards, including by providing all information reasonably requested by Parent in respect thereof. Parent, Company and Bidco shall cooperate regarding the form and terms of the communications to be made and dispatched to the holders of Company Equity Awards setting out the treatment of the Company Equity Awards in connection with the Transaction and the Scheme of Arrangement.
(e)   Parent and its Affiliates shall have no liability with respect to the Company Equity Awards, other than as described in this Section 3.2.
Section 3.3   Withholding Rights.   Notwithstanding anything in this Agreement to the contrary, each of Bidco, Parent, any DR Nominee, the Paying Agent and any other Person (each, a “Payor”) shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Consideration) any amount, if any, that such Payor is required to deduct and withhold with respect to the making of such payment under the Code, the Treasury Regulations promulgated thereunder, or any other applicable Tax Law; provided, however, that except for payments to current or former employees of the Company with respect to Company Options, Company PRSU Awards, Company RSU Awards or other compensatory payments, the applicable Payor shall notify the Company as soon as reasonably practicable upon becoming aware of any obligation to withhold Taxes pursuant to this Section 3.3. Each Payor shall reasonably cooperate with the Company and any applicable payee to obtain reduction of or relief from such deduction or withholding. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Tax Authority, if required by and in accordance with applicable Law, and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 3.4   Company and Parent Actions Prior to and at the Closing.
(a)   On or prior to the Closing, the Company shall procure that a meeting of the Company Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving:
(i)   the resignation of such directors of the Company (and, if required by Parent, the Company secretary) as Parent shall determine from (A) the Company Board (or as Company secretary) and (B) the boards of directors of any of the Company’s Subsidiaries on which any such director also sits; and
(ii)   the appointment of such persons as Parent shall determine as the directors of the Company (and, if required by Parent, as Company secretary), in each case, provided that Parent provides written notice to the Company identifying the persons who are to resign or be appointed not less than ten (10) Business Days prior to Closing.
(b)   On the Closing Date, the Company shall deliver to Parent a letter of resignation (in customary form) from each director or Company secretary who is to resign in accordance with Section 3.4(a)(i) (provided that the delivery thereof shall not be a condition to the Closing).
Section 3.5   Further Assurances.   Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, at any time before or after the Effective Time, Bidco, Parent and the Company shall each execute any further instruments, deeds, documents, conveyances, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the intent and purposes of this Agreement.
ARTICLE IV
IMPLEMENTATION OF THE SCHEME
Section 4.1   Responsibilities of the Company in Respect of the Scheme of Arrangement and Company Shareholder Meetings.   The Company shall:
(a)   as promptly as practicable following the date hereof (with the Company using its reasonable best efforts to do so within twenty (20) Business Days after the date hereof, except to the extent the Company is unable to do so due to Bidco’s or Parent’s failure to comply with its obligations under Section 4.2), prepare and file with the SEC a proxy statement (with Parent’s reasonable cooperation) in preliminary form relating to the Company Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Company GM (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”);
(b)   as soon as reasonably practicable following the date hereof (and in any event prior to the Court hearing at which an order will be sought in relation to the convening of the Scheme Meeting,

except to the extent the Company is unable to do so due to Bidco’s or Parent’s failure to comply with its obligations under Section 4.2), prepare a draft of any other documentation which is to be filed, published or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Company Shareholders at the Company GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (the “Ancillary Scheme Documentation”);
(c)   if it determines that it is required pursuant to applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Transaction (such document, an “Other Required SEC Filing”), promptly prepare and file such Other Required SEC Filing;
(d)   use its reasonable best efforts to (i) cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and any Other Required SEC Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and NASDAQ), (ii) have the Proxy Statement (including the Scheme Document Annex) clear any SEC review and (iii) file with the SEC and cause the Proxy Statement (including the Scheme Document Annex) in definitive form and Forms of Proxy (together with any other Ancillary Scheme Documentation to be mailed) to be mailed to the Company Shareholders as promptly as reasonably practicable after the later of the SEC Proxy Clearance and approval by the Court for convening of the Scheme Meeting;
(e)   prior to filing, publishing or mailing any Transaction Documentation or responding to any requests or comments from or by the SEC or (to the extent practicable) the Court with respect thereto, consult with Parent as to the form and content of such Transaction Documentation, and, for such purpose, shall afford the Parent reasonably sufficient time to consider the Transaction Documentation and shall take into consideration in good faith all comments reasonably proposed by Parent, except to the extent that such consultation or consideration shall be required with respect to the disclosure regarding a Company Board Recommendation Change made in accordance with Section 7.3;
(f)   inform Parent promptly after it receives any oral or written request by the SEC or the Court for amendment of any of the Transaction Documentation or Court Documentation or comments thereon and responses thereto or requests by the SEC or the Court for additional information, and promptly provide Parent with copies of any written communication from the SEC or the Court or any state securities commission and use reasonable best efforts to respond as promptly as practicable to any comments, responses or requests by the SEC or the Court with respect to the Transaction Documentation and Court Documentation;
(g)   provide Parent with drafts of any further documents, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);
(h)   afford Parent reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Parent, other than comments regarding a Company Board Recommendation Change made in accordance with Section 7.3;
(i)   for the purpose of implementing the Scheme of Arrangement, instruct a King’s Counsel from Erskine Chambers;
(j)   as promptly as reasonably practicable, notify Parent of any matter of which it becomes aware that would reasonably be expected to prevent, materially delay or materially impair the filing, publication or mailing of any Transaction Documentation or Court Documentation;
(k)   as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court seeking an order in relation to the convening of the Scheme Meeting and settling with the Court the Scheme Document, the Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable) and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as practicable in order to facilitate the dispatch of the relevant Transaction Documentation to Company Shareholders as soon as practicable following the date hereof;
(l)   procure the publication of any advertisements required by applicable Law and dispatch of the relevant Transaction Documentation to Company Shareholders on the register of members of the Company on the record date and time established by the Company (in accordance with applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with applicable Law (and the Company shall consult with Parent as with respect thereto and shall afford Parent reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Parent, except that no such consultation or consideration shall be required with respect to disclosure regarding a Company Board Recommendation Change made in accordance with Section 7.3) as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given;
(m)   unless the Company Board has effected a Company Board Recommendation Change in accordance with Section 7.3, procure that the Proxy Statement (and the Scheme Document Annex) includes the Company Board Recommendation;
(n)   include in the Proxy Statement (as part of the Scheme Document Annex) a notice convening the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolution;
(o)   establish a record date and time for and convene and hold the Scheme Meeting and the Company GM as soon as reasonably practicable following the date of this Agreement and such that, subject only to Section 4.2, the Scheme Meeting and Company GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under applicable Law and the Company Organizational Documents (and, in any event, no later than the date falling forty-five (45) calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case subject to Section 4.1(r), and ensure that the Scheme Meeting and the Company GM are convened, held and conducted in compliance with this Agreement, the Company Organizational Documents and applicable Law (including, where relevant, the directions of the Court);
(p)   permit a reasonable number of Representatives of Bidco and Parent to attend and observe the Scheme Meeting and the Company GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;
(q)   keep Parent informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to the Company Shareholders and the date of the Company Shareholder Meetings, of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Company GM (with the number of valid proxy votes for and against being separately identified in respect of each resolution), and in any event provide such number as soon as reasonably practicable following a request by Parent or its Representatives and, unless the Company Board has effected a Company Board Recommendation Change in accordance with Section 7.3, use reasonable best efforts to obtain the Company Shareholder Approvals and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by Parent or Bidco to assist in obtaining the Company Shareholder Approvals;
(r)   inform Parent as promptly as reasonably practical upon becoming aware of any changes to the Company’s register of members or any requests received by the Depositary or the Custodian for the delivery of Company Shares upon surrender of ADSs pursuant to Section 2.7 of the Deposit Agreement or otherwise;

(s)   except as required by applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Company GM; provided, however, that the Company may, without the consent of Parent and only in accordance with the Company Organizational Documents, applicable Law and, if relevant, the consent of the Court, and shall, at the request of Parent, in respect of sub-clauses (iii) and (iv) below, adjourn or postpone the Scheme Meeting or the Company GM (i) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of the Company or any of its officers, directors, employees, agents or other Representatives acting on the Company’s behalf or at the Company’s direction, (ii) to the extent necessary to ensure that any required supplement or amendment to the Proxy Statement or Scheme Document Annex is provided to the Company Shareholders with such postponement or adjournment to extend for no longer than the period that the Company Board determines in good faith (after consulting with outside counsel) is advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided that no such postponement or adjournment under this clause (ii) may be to a date that is after the tenth (10th) Business Day after the date of such disclosure or dissemination other than to the extent required by applicable Law), (iii) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Company Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there are a sufficient number of Company Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (iv) to solicit additional proxies for the purpose of obtaining the Company Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Company Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Company Shareholder Approvals (provided that no such postponement or adjournment pursuant to the foregoing clauses (iii) or (iv) may, without the consent of Parent, be for a period of more than ten (10) Business Days on any single occasion or, on any occasion, to a date after the earlier of (A) thirty (30) Business Days after the date on which the Scheme Meeting or the Company GM were originally scheduled, as applicable, and (B) fifteen (15) Business Days before the End Date; and provided further that the record date, once established, for the Scheme Meeting or the Company GM may not be changed without the prior written consent of Parent other than in the case of any automatic extension upon any postponement or adjournment as provided in the Scheme of Arrangement;
(t)   not propose any matters to be voted on at the Scheme Meeting or the Company GM other than the matters contemplated by this Agreement in connection with the Company Shareholder Approvals (and matters of procedure and matters required by or advisable under applicable Law to be voted on by the Company Shareholders in connection therewith);
(u)   not withdraw the Scheme of Arrangement or allow it to lapse without the prior written consent of Parent;
(v)   following the Company Shareholder Meetings, if the Company Shareholder Approvals have been obtained and all other conditions set forth in Article IX are satisfied or (to the extent permitted by applicable Law) waived (other than (i) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived) and (ii) the condition set forth in Section 9.1(b)), take all necessary steps on the part of the Company, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided that the Company shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable Law;
(w)   give such undertakings as are required by the Court in connection with the Scheme of Arrangement;
(x)   promptly provide Parent with a copy of the resolution passed at the Scheme Meeting, the Company Shareholder Resolution passed at the Company GM and of each order of the Court (including the Court Order) once obtained, and use reasonable best efforts to deliver the Court Order to the

Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two (2) Business Days) after, the date that the condition set forth in Section 9.1(b) is satisfied;
(y)   to the extent not covered by the foregoing clauses (a) through (x) of this Section 4.1, use reasonable best efforts to cooperate fully and in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Parent and Bidco and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Company Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided that the Company shall be permitted to (i) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable Law or (ii) make a Company Board Recommendation Change in accordance with Section 7.3 as expeditiously as practicable; and
(z)   notwithstanding anything to the contrary in this Agreement, the obligations of the Company under this Section 4.1 shall continue in full force and effect following the Company Board Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in clauses (a) through (x).
Section 4.2   Responsibilities of Bidco and Parent in Respect of the Scheme of Arrangement.   Each of Bidco and Parent shall:
(a)   instruct counsel to appear on its behalf at the Court hearing to sanction the Scheme of Arrangement, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Bidco or Parent (as applicable), it being understood, for the avoidance of doubt, that this shall not oblige Bidco or Parent to waive any of the conditions to Closing or treat them as satisfied;
(b)   subject to the terms of this Agreement, afford such cooperation and assistance, and procure that Parent and Bidco affords such cooperation and assistance, as may reasonably be requested by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Section 4.1, including the prompt and timely provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as the Company may reasonably request (including for the purposes of preparing the Transaction Documentation and the Court Documentation);
(c)   review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation and Court Documentation submitted to it;
(d)   as soon as reasonably practicable, notify the Company of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impair the filing, publication or mailing of any Transaction Documentation or Court Documentation; and
(e)   to the extent not covered by the foregoing clauses (a) through (d) of this Section 4.2, use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Company and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Company Shareholder Meetings as expeditiously as reasonably practicable.
Section 4.3   Mutual Provisions in Relation to the Scheme of Arrangement and the Company Shareholder Meetings.   If, at any time prior to the receipt of the Company Shareholder Approvals, the Company, Bidco or Parent discover that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties, and, as promptly as reasonably practicable thereafter, the Company shall file with the SEC (if such discovery is made prior to the receipt of the Company Shareholder Approvals) and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation, and convene any necessary Court hearings, and, to the extent required by applicable Law, disseminate the information contained in such amendment or supplement to the Company Shareholders.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as disclosed in the letter delivered by the Company to Parent on the date of this Agreement (the “Company Disclosure Letter”), or (b) as disclosed in any Company SEC Reports filed with or furnished to the SEC and publicly available prior to the date hereof (excluding any disclosure under the heading “Risk Factors” or “Forward-Looking Statements and Market Data” (and other disclosures to the extent predictive, cautionary or forward-looking in nature but, for the purpose of clarification, including and giving effect to any factual or historical statements included in any such statements)), the Company hereby represents and warrants to Parent and Bidco as follows:
Section 5.1   Organization and Qualification.
(a)   The Company is duly incorporated and, validly existing under the Laws of England and Wales. Each Subsidiary of the Company is duly organized, validly existing and (to the extent such concept is applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization. Each of the Company and its Subsidiaries has all corporate power and authority to own, lease and operate its properties and conduct its business as currently conducted in all material respects. Each of the Company and its Subsidiaries is duly qualified and in good standing as a corporation or other entity authorized to do business (to the extent such concept is applicable) in each of the jurisdictions in which the character of the properties owned or held under lease by it or the nature or conduct of the business transacted by it makes such qualification necessary, except for such failures to be so qualified and in good standing that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   The Company has made available to Parent true, correct and complete copies of the Company Organizational Documents and the organizational documents of each of its Subsidiaries, in each case, as in effect as of the date of this Agreement. The Company is not in material violation of any provision of the Company Organizational Documents and the Company’s Subsidiaries are not in material violation of any provision of their respective organizational documents.
Section 5.2   Capitalization.
(a)   As of the close of business on July 7, 2025 (the “Capitalization Date”), (i) there were 703,189,462 Company Shares in issue (of which (A) none were held in treasury, (B) 701,483,032 Company Shares (represented by 87,685,379 Company ADSs) were deposited with the Depositary pursuant to the Deposit Agreement and (C) 13,652,568 Company Shares (represented by 1,706,571 Company ADSs) were held by the Company Equity Award Trust), (ii) Company Options to purchase 31,859,296 Company Shares (represented by 3,982,412 Company ADSs) were outstanding, (iii) 13,534,000 Company Shares (represented by 1,691,750 Company ADSs) were subject to issuance pursuant to outstanding Company RSU Awards (and there were no dividend equivalent payments with respect to Company RSU Awards that had been accumulated or retained by the Company until the vesting or settlement of such awards), (iv) 20,745,821 and 24,389,104 Company Shares (represented by 2,593,228 and 3,048,638 Company ADSs) were subject to outstanding PRSU Awards assuming target- and maximum-level performance, respectively (and there were no dividend equivalent payments with respect to Company PRSU Awards that had been accumulated or retained by the Company until the vesting or settlement of such awards) and (v) 34,525,731 additional Company Shares (represented by 4,315,716 Company ADSs) were reserved for future issuance pursuant to the Company Equity Plan. From the Capitalization Date to the execution of this Agreement, the Company has not issued any Company Shares, Company ADSs or other Company Securities, other than (x) Company ADSs under the Deposit Agreement in exchange for the deposit with the Depositary of Company Shares in issue as of the Capitalization Date as set forth in the preceding sentence, (y) Company Shares included in the amount specified in clause (i)(B) of the preceding sentence and delivered after the Capitalization Date upon the surrender and cancellation of Company ADSs pursuant to the Deposit Agreement or (z) Company ADSs issued pursuant to the exercise of Company Options or settlement of

Company RSU Awards or Company PRSU Awards outstanding as of the Capitalization Date as set forth in the preceding sentence. Each Company ADS represents a beneficial ownership interest in eight (8) Company Shares, subject to the terms and conditions of the Deposit Agreement.
(b)   All outstanding Company Shares and Company ADSs have been, and all Company Shares and Company ADSs that may be issued prior to the Effective Time will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, are fully paid or credited as fully paid, non-assessable and free from any transfer restrictions (other than transfer restrictions arising under applicable securities Laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. No Subsidiary of the Company owns any Company Shares or other Company Securities.
(c)   Section 5.2(c) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the close of business on the Capitalization Date, of each Company Equity Award, indicating as applicable, with respect to each Company Equity Award then outstanding, (i) the name (or employee identification number) of the holder of the Company Equity Award and such holder’s relationship to the Company, (ii) the type of Company Equity Award, (iii) the number of Company ADSs subject to such Company Equity Award (for performance-based vesting awards at both target- and maximum-level of performance), (iv) the grant date for such Company Equity Award, (v) the exercise or purchase price (on a per-Company ADS basis) of such Company Equity Award, (vi) the expiration date of such Company Equity Award (as applicable), (vii) the vesting schedule for such Company Equity Award, including the terms of any acceleration thereof, and (viii) with respect to each Company Option, whether such Company Option is intended to be treated as an “incentive stock option” pursuant to Section 422 of the Code or as an enterprise management incentive option. All Company Equity Awards have been granted under the Company Equity Plan. As of the date of this Agreement, other than the outstanding Company Equity Awards, there are no outstanding rights of any person to receive Company Shares or Company ADSs under the Company Equity Plan or otherwise, on a deferred basis or otherwise. Each Company Equity Award has been granted in compliance in all material respects with all applicable Laws or exemptions therefrom and all requirements set forth in the Company Equity Plan and applicable award agreements. The per-Company ADS exercise price of each Company Option is not less than the fair market value (within the meaning of Section 409A of the Code) of a Company ADS on the date of grant of such Company Option and all such Company Options are exempt from Section 409A of the Code.
(d)   Except for (i) the Company Shares, the Company ADSs and the Company Equity Awards and (ii) as set forth on Section 5.3 of the Company Disclosure Letter, there are no (A) shares in the share capital or other equity securities of, or other ownership interest in, the Company or any of its Subsidiaries, including American depositary shares, (B) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares in the share capital or other equity securities of, or other ownership interests in, the Company or any of its Subsidiaries, (C) warrants, calls, options or other rights to acquire from the Company or its Subsidiaries, or other obligations of the Company or its Subsidiaries to issue, any shares in the share capital or other equity securities of, or other ownership interests in, or securities convertible into or exchangeable for, shares in the share capital or other equity securities of, or other ownership interests in the Company or any of its Subsidiaries, (D) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other equity securities of, or other ownership interests in, the Company or any of its Subsidiaries (the items in clauses (A) through (D), with respect to any Person being referred to herein as the “Equity Securities” of such Person and with respect to the Company or its Subsidiaries, being referred to herein as “Company Securities”).
(e)   There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company have the right to vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Shares or other Company Securities (other than pursuant to the exercise or settlement of Company Equity Awards, or the forfeiture of, or withholding of Taxes with respect to, Company Share Options). There are no accrued and unpaid dividends with respect to any Company Securities. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Shares or other Company Securities other than the Deposit Agreement. The Company is in compliance in all material respects with the Deposit Agreement. The Company has made available to Parent a true and complete copy of the Deposit Agreement.
Section 5.3   Subsidiaries.   Section 5.3 of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of each Subsidiary of the Company, together with (i) the jurisdiction of incorporation, formation or organization, as the case may be, of each Subsidiary of the Company, and (ii) the type and percentage of Equity Securities held, directly or indirectly, by the Company in such Subsidiary. All of the Equity Securities of each of the Company’s Subsidiaries are owned of record and beneficially, directly or indirectly, by the Company, free and clear of all Liens (other than restrictions on transfer under applicable securities Laws). Such Equity Securities have been duly authorized and validly issued, are fully paid or credited as fully paid, non-assessable and free from any transfer restrictions (other than transfer restrictions arising under applicable securities Laws) and have not been issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. Except with respect to the Subsidiaries set forth on Section 5.3 of the Company Disclosure Letter, the Company does not own, directly or indirectly, any Equity Securities of, or ownership interests in, any Person.
Section 5.4   Corporate Power; Enforceability.   The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Voting and Support Agreement, to perform its covenants and obligations hereunder and thereunder and, with respect to the Transaction, subject to obtaining the Company Shareholder Approvals and the Court Order, to implement the Scheme of Arrangement and consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the Voting and Support Agreement, the performance by the Company of its covenants and obligations hereunder and thereunder and, subject to obtaining the Company Shareholder Approvals and the Court Order, the implementation of the Scheme of Arrangement and the consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Company. Except for obtaining the Company Shareholder Approvals and the filing of the Court Order with the Registrar of Companies of England and Wales, no additional corporate proceedings or actions on the part of the Company are necessary to authorize the execution and delivery by the Company of this Agreement and the Voting and Support Agreement, the implementation of the Scheme of Arrangement, the performance by the Company of its covenants and obligations hereunder and thereunder or the consummation of the transactions contemplated hereby and thereby. This Agreement and the Voting and Support Agreement have been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the counterparties thereto, constitute, and the Scheme of Arrangement will constitute (subject to it becoming effective in accordance with its terms), a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (a) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws affecting or relating to creditors’ rights generally and (b) is subject to general principles of equity (collectively, the “Enforceability Exceptions”).
Section 5.5   Company Board Approval.   The Company Board, at a meeting duly called and held at which all of the directors of the Company were present, duly and unanimously resolved (a) that this Agreement, the Voting and Support Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction), are in the best interests of the Company and would promote the success of the Company for the benefit of the Company’s Shareholders as a whole, (b) that this Agreement, the Voting and Support Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) and the performance by the Company of its covenants and obligations contained in this Agreement, the Voting and Support Agreement and the Scheme of Arrangement, and the consummation of the transactions contemplated hereby and thereby (including the Transaction) upon the terms and subject to the conditions contained herein and therein, be and are approved and (c) to recommend to the Company Shareholders the approval of the Scheme of Arrangement at the Scheme Meeting and the passing of the Shareholder Resolution at the Company GM (the matters described in clauses (a) through (c), the “Company Board Recommendation”), which resolutions, except to the extent expressly permitted by Section 7.3, have not been rescinded, modified or withdrawn in any way.
Section 5.6   Company Shareholder Approvals.
(a)   The Company Shareholder Approvals are the only votes of the Company’s Shareholders or the holders of any Company Securities necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by the Company of the transactions contemplated by this Agreement and the Scheme of Arrangement (including the Transaction).
(b)   Assuming the accuracy of the representations and warranties set forth in Section 6.9 and that neither Purchaser, Bidco nor any of their respective Affiliates has any direct or indirect legal or beneficial interest in any Company Shares or Company ADSs (other than pursuant to the Voting and Support Agreement), to the Knowledge of the Company the Company Shareholders form a single class of members for the purposes of the approval of the Scheme of Arrangement required by section 899(1) of the Companies Act.
Section 5.7   Consents and Approvals.   The execution, delivery and performance by the Company of this Agreement and the Voting and Support Agreement, the implementation of the Scheme of Arrangement and the consummation by the Company of the transactions contemplated hereby and thereby (including the Transaction) require no action by or in respect of, Consents of, or filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with any applicable Antitrust Laws of any non-U.S. jurisdictions, (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the NASDAQ, (d) compliance with any applicable requirements of the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court and (f) any other actions, Consents or filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or the Voting and Support Agreement or to consummate the Transaction.
Section 5.8   Non-contravention.   Assuming compliance with the matters referred to in Section 5.7 and receipt of the Company Shareholder Approvals and the Court Order, the execution, delivery and performance by the Company of this Agreement and the Voting and Support Agreement, the implementation of the Scheme of Arrangement and the consummation of the transactions contemplated hereby and thereby (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Company Organizational Documents, (b) contravene, conflict with or result in any violation or breach of any provision of any applicable Law or Order, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration of any obligation or loss of a material benefit under, to which the Company or any of its Subsidiaries is entitled under, any provision of any Contract or Permit of the Company or any of its Subsidiaries or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any assets or property of the Company or any of its Subsidiaries, except, in the case of clauses (b) through (d), as (i) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or the Voting and Support Agreement or to consummate the Transaction.
Section 5.9   Reports; Financial Statements and UK Company Filings.
(a)   Since the Lookback Date, the Company has timely filed or furnished all reports, schedules, forms, statements and other documents required to be filed or furnished by it with the SEC (as amended or supplemented since the time of filing, the “Company SEC Reports”), all of which have complied as of their respective filing dates or, if amended, supplemented or superseded by a later filed Company SEC Report prior to the date of this Agreement, as of the date of such report, in all material respects with all applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act. No

executive officer of the Company has failed in any respect to make the certifications required of him or her under Sections 302 or 906 of the Sarbanes-Oxley Act with respect to any Company SEC Report. As of their respective dates (to the extent that information contained in such Company SEC Report has been amended or supplemented by a later filed Company SEC Report prior to the date of this Agreement, as of the date of such amendment or supplement) none of the Company SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or forward-looking statements or the completeness of any information filed or furnished by the Company to the SEC solely for the purposes of complying with Regulation FD promulgated under the Exchange Act. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the Company SEC Reports.
(b)   The audited and unaudited consolidated financial statements, including the related notes and schedules thereto, of the Company included (or incorporated by reference) in the Company SEC Reports (i) complied as to form in all material respects with the applicable accounting requirements and the applicable published rules and regulations of the SEC with respect thereto in effect at the time of such filing, (ii) have been prepared in accordance with GAAP (except as may be described in the notes to such financial statements or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q or any successor form under the Exchange Act) applied on a consistent basis throughout the periods involved and (iii) fairly present in all material respects the consolidated financial position of the Company as of their respective dates, and the consolidated results of operations, cash flows and shareholders’ equity of the Company for the periods presented therein (subject, in the case of the unaudited financial statements, to the absence of footnotes and normal year-end audit adjustments). There are no off-balance sheet arrangements of any type required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act that have not been so described in the Company SEC Reports.
(c)   The Company maintains, and at all times since the Lookback Date, has maintained, a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and includes those policies and procedures that: (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and that receipts and expenditures are being made only in accordance with authorizations of management and the Company Board and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company that could have a material effect on the financial statements. The Company’s management has completed an assessment of the effectiveness of the Company’s system of internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the fiscal year ended December 31, 2024, and, except as set forth in the Company SEC Reports filed prior to the date of this Agreement, that assessment concluded that those controls were effective. Since the Lookback Date, neither the Company, nor, to the Knowledge of the Company, the Company’s auditors or the audit committee of the Company Board has identified or been made aware of (A) any significant deficiencies or material weaknesses in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the Lookback Date, any material change in internal control over financial reporting required by Law to be disclosed in any Company SEC Report has been so disclosed.
(d)   The Company maintains and since the Lookback Date, has maintained “disclosure controls and procedures” as defined in and required by Rules 13a-15(e) or 15d-15(e) under the Exchange Act that are reasonably designed to ensure that all information required to be disclosed in the Company’s reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the Exchange Act with respect to such reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(e)   Since the Lookback Date, all returns, resolutions and other documents required under the Companies Act to be delivered by or on behalf of the Company to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.
Section 5.10   No Undisclosed Liabilities.   Other than as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries do not have any Liabilities, except for (a) liabilities disclosed on the Company Balance Sheet, (b) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, (c) performance obligations on the part of the Company and its Subsidiaries pursuant to the terms of any Material Contract (other than liabilities or obligations due to breaches thereunder) and (d) liabilities arising out of or in connection with this Agreement and the transactions contemplated hereby.
Section 5.11   Absence of Certain Changes.
(a)   Since December 31, 2024 through the date of this Agreement, the Company has not suffered a Company Material Adverse Effect that is continuing.
(b)   Since the Balance Sheet Date through the date of this Agreement, the Company and its Subsidiaries have conducted their businesses in the ordinary course of business in all material respects and in a manner consistent with past practice in all material respects, except for the negotiation, execution, delivery and performance of this Agreement and (ii) there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time, would require Parent’s consent under Section 7.1(xi), (xii), (xv), (xvi), (xvii), (xix), (xxii), (xxiv), (xxviii) and, to the extent related to the foregoing, (xxix).
Section 5.12   Proxy Statement and Scheme Document Annex.   The Proxy Statement (including the Scheme Document Annex) when filed with the SEC, at the time of any amendment of or supplement thereto, at the time of any publication, distribution or dissemination thereof, at the time made available to the Court, at the time made available to Company Shareholders (including holders of ADSs) and at the time of the Company Shareholder Meetings, will comply as to form in all material respects with the applicable requirements of the Exchange Act, the Companies Act and all other applicable Laws and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation or warranty is made by the Company with respect to information supplied by or on behalf of Parent or Bidco or any of their Representatives.
Section 5.13   Brokers; Certain Expenses.   Except as set forth in Section 5.13 of the Company Disclosure Letter, no broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s, financial advisor’s, transaction, “success” or other similar fee or commission in connection with this Agreement, the Scheme of Arrangement or the transactions contemplated hereby or thereby based upon agreements made by or on behalf of the Company (each, a “Broker Fee”). Section 5.13 of the Company Disclosure Letter sets forth a true, correct and complete list of all Broker Fees payable by the Company or any of its Subsidiaries in connection with this Agreement, the Scheme of Arrangement, the Transaction or the other transactions contemplated hereby or thereby. The Company has made available to Parent a true, correct and complete copy of any engagement letter or other Contract pursuant to which Broker Fees will be triggered in connection with the execution of this Agreement or Scheme of Arrangement or the consummation of the Transaction or the other transactions contemplated hereby or thereby.
Section 5.14   Company Benefit Plans.
(a)   Section 5.14(a) of the Company Disclosure Letter sets forth a complete list as of the date of this Agreement of each material Company Benefit Plan, other than any Company Benefit Plan that is an employment offer letter or individual independent contractor or consultant agreement that is substantially similar to the form of such employment offer letter or individual independent contractor or consultant agreement, in each case, that has been made available to Parent and that is terminable upon no more than ninety (90) days’ notice without further Liability (or such other period provided by applicable law) and does not provide any retention, change in control or severance payments or benefits.
(b)   With respect to each material Company Benefit Plan, the Company has made available to Parent true, correct and complete copies of the following (as applicable) on or prior to the date of this Agreement: (i) the plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof (provided, however, that, in the case of a Company Benefit Plan that is a standard agreement entered into by the Company or any of its Subsidiaries with employees on an individual basis, the Company has made available to Parent its standard form and all individual agreements that materially deviate from such form), (ii) the summary plan description along with all summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents, (iv) the most recent annual report on Form 5500, (v) the most recent financial statements and actuarial or other valuation reports, (vi) a copy of all material, non-routine correspondence with any Governmental Authority relating to a Company Benefit Plan received or sent within the last three (3) years and (vii) the most recent determination, notification or opinion letter, if any, received with respect to any applicable Company Benefit Plan from the applicable Tax Authority.
(c)   Each Company Benefit Plan that is intended to meet the requirements to be qualified under Section 401(a) of the Code or Schedule 5 to the UK Income Tax (Earnings and Pensions) Act 2003) is the subject of a favorable determination letter or is covered by a favorable opinion letter or equivalent authorization from the applicable Tax Authority on which the Company or the applicable Subsidiary is entitled to rely, or is appropriately registered with the applicable Tax Authority (as applicable) as to its qualification, authorization or registration, and, to the Knowledge of the Company, no event has occurred and no condition, fact or circumstance exists, that would reasonably be expected to cause the loss of such qualification. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect each Company Benefit Plan (and any related trust or other funding vehicle) has been administered and maintained in accordance with its terms and the requirements of the applicable provisions of the Code, ERISA, and other applicable Law. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, for each Company Benefit Plan, all contributions, premiums and payments that have become due through the date hereof have been made within the time periods prescribed by the terms of such plan and applicable Law.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to each Company Benefit Plan, there are no Legal Proceedings pending or, to the Knowledge of the Company, threatened, other than routine claims for benefits.
(e)   Neither the Company nor any of its Subsidiaries has engaged in any non-exempt prohibited transaction (under applicable Laws), and, to the Company’s Knowledge, no such prohibited transaction has occurred with respect to any Company Benefit Plan, in either case, that would reasonably be expected to result in material liability to Parent, the Company, any of its Subsidiaries or any current or former Company Service Provider.
(f)   No Company Benefit Plan is, and none of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has at any time within the last six (6) years sponsored or contributed to, or had any Liability or obligation in respect of, a plan that is or was at any relevant time (i) subject to Title IV of ERISA or Section 412 of the Code, (ii) a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as described in Section 413(c) of the Code or Section 4063 or 4064 of ERISA or (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. No Company Benefit Plan is currently funded by, or has within the past six (6) years been funded by, a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code. None of the Company Benefit Plans obligates the Company or any of its Subsidiaries to provide a current or former Company Service Provider (or any spouse or dependent thereof) any life insurance or medical or health benefits after his or her termination of employment or service with the Company or any of its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or any other applicable Law at the sole expense of the individual.
(g)   Each Company Benefit Plan that is a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code) has been operated and maintained in compliance in all material respects with Section 409A of the Code. No Company Service Provider is contractually entitled to receive any gross-up or additional tax indemnification payment from the Company in connection with the Tax required by Section 409A or Section 4999 of the Code.
(h)   None of the execution and delivery of this Agreement or any of the other Transaction Documentation or Court Documentation, the Court Order or the consummation of the transactions contemplated hereby or thereby (alone or in conjunction with any other event, including any termination of employment on or following the Closing) will (i) entitle any current or former Company Service Provider to any compensation or benefit, (ii) accelerate the time of payment or vesting, or trigger any payment or funding, of any compensation or benefits for any current or former Company Service Provider under any Company Benefit Plan, (iii) result in any breach or violation of or default under or limit Parent’s, the Company’s or any of its Subsidiaries’ right to amend, modify or terminate any Company Benefit Plan, or (iv) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code).
Section 5.15   Employment and Labor Matters.
(a)   Neither the Company nor any of its Subsidiaries is or has ever been a party to or otherwise bound by any collective bargaining agreement or other agreement with a labor union, works council or other employee representative body, nor is any such Contract being presently negotiated by the Company or any of its Subsidiaries. No current or former Company Service Providers are or have been, with respect to their work for the Company or any of its Subsidiaries, represented by a labor union, works council or other employee representative body, and to the Company’s Knowledge, there is no representation campaign or certification process with respect to any of the employees of the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries has, since the Lookback Date, experienced any picketing, strike, concerted slowdown, work stoppage, lockout or material grievance, claim of unfair labor practices or other collective bargaining dispute, and to the Knowledge of the Company, no picketing, strike, concerted slowdown, work stoppage, lockout or material grievance, claim of unfair labor practices or other collective bargaining dispute is threatened.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries are, and since the Lookback Date have been, in compliance with all agreements with employee representatives and terms and conditions of employment or engagement and all Laws relating to discrimination, hours of work, the payment of wages or overtime wages, hiring, background checks, pay equity, collective bargaining and labor relations, classification of independent contractors and employees, equal opportunity, document retention, notice, plant closing and mass layoff, collective redundancy, health and safety, employment eligibility verification, immigration, child labor, harassment, retaliation, accommodations, disability rights or benefits, affirmative action, workers’ compensation, unemployment insurance, employment and reemployment rights of members of the uniformed services, secondment, employee leave issues and the payment of social security and other Taxes, and are not liable for any arrears of wages, other compensation or benefits, or any Taxes or penalties for failure to comply with any of the foregoing, in each case with respect to any current or former Company Service Providers.
(c)   There has been no “mass layoff” or “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act and any similar foreign, state, provincial or local “mass layoff” or “plant closing” Law) with respect to the Company or any of its Subsidiaries since the Lookback Date for which there is any unsatisfied liability.
(d)   To the Knowledge of the Company, no Company Service Provider who is an executive officer is a party to, or is otherwise bound by, any agreement, including any confidentiality or non-competition agreement, that in any material way prohibits, adversely affects or restricts the performance of such Company Service Provider’s duties as presently conducted.
(e)   To the Knowledge of the Company, in the last three years, no allegations of sexual or other unlawful harassment or discrimination have been made against any current or former Company Service Provider who is at a level of senior vice president or above and neither the Company nor any of its Subsidiaries has entered into any settlement agreements regarding the foregoing.
(f)   No employee of the Company or any of its Subsidiaries with an annual base salary in excess of $200,000 has informed the Company or any of its Subsidiaries (whether orally (to the Knowledge of the Company) or in writing) of any plan to terminate employment with the Company or the applicable Subsidiary.
Section 5.16   Litigation.   There is no Legal Proceeding or governmental or administrative investigation, audit, inquiry or similar action, pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, any of their respective properties or assets, or any director, officer or employee of the Company or any of its Subsidiaries in such individual’s capacity as such that, individually or in the aggregate, would reasonably be expected to (a) have a Company Material Adverse Effect or (b) prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction; provided that to the extent any such representations or warranties in the foregoing clause (b) pertain to Legal Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or the Scheme of Arrangement or any of the transactions contemplated hereby or thereby, such representations and warranties are made only as of the date hereof. There is no Order outstanding against the Company or any of its Subsidiaries, any of their respective properties or assets, or any director, officer or employee of the Company or any of its Subsidiaries in such individual’s capacity as such that, individually or in the aggregate, would reasonably be expected to (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or the Scheme of Arrangement or to consummate the transactions contemplated hereby or thereunder; provided that to the extent any such representations or warranties in the foregoing clause (y) pertain to Orders that relate to the execution, delivery, performance or consummation of this Agreement or the Scheme of Arrangement or any of the transactions contemplated hereby or thereby, such representations and warranties are made only as of the date hereof.
Section 5.17   Tax Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
(a)   (i) The Company and its Subsidiaries have timely filed all Tax Returns required to be filed (taking into account any extensions of time within which to file such Tax Returns) and (ii) all such Tax Returns are complete and accurate in all respects. The Company and its Subsidiaries, as applicable, have paid all Taxes reflected as due and owing on such Tax Returns.
(b)   (i) There are no pending or, to the Knowledge of the Company, threatened audits, examinations, assessments or other proceedings in respect of Taxes of the Company or its Subsidiaries and (ii) neither the Company nor its Subsidiaries has received written notice of any audits or proceedings.
(c)   Neither the Company nor its Subsidiaries has received written notice of any claim from a Tax Authority in a jurisdiction where the Company or any of its Subsidiaries does not file a particular Tax Return that indicates that the Company or its Subsidiaries are or may be subject to Tax in such jurisdiction.
(d)   The Company and its Subsidiaries have withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor or shareholder.
(e)   Neither the Company nor its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for Tax-free treatment under Section 355 of the Code within the past two (2) years.

(f)   The Company is not and has never been a “controlled foreign corporation” as defined in Section 957 of the Code. To the Knowledge of the Company, it does not have and has never had any shareholder that is a “United States shareholder” within the meaning of Section 951(b) of the Code.
(g)   No Liens for Taxes exist with respect to any assets or properties of the Company or its Subsidiaries, except for Permitted Liens.
(h)   The Company and each of its Subsidiaries are treated as corporations for U.S. federal income tax purposes.
(i)   Neither the Company nor its Subsidiaries has been a party to a “listed transaction,” as set forth in Treasury Regulations Section 1.6011-4(b)(2) or any comparable provision of state, local or foreign Tax Law.
(j)   All documents to which the Company or its Subsidiaries are a party and under which the Company or its Subsidiaries have any rights or that form part of the Company’s or its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid and no Tax remains to be paid in respect of any such documents that are outside the United Kingdom and have yet to be brought into the United Kingdom.
(k)   The Company and its Subsidiaries have at all times materially complied with all applicable Tax Laws regarding transfer pricing, including the execution and maintenance of all documentation required pursuant to applicable Tax Laws to substantiate the transfer pricing practices and methodology of the Company and its Subsidiaries.
Section 5.18   Compliance with Law; Permits.   Except in each case as would not, individually or in the aggregate, reasonably be expected to (x) have a Company Material Adverse Effect or (y) prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or the Scheme of Arrangement or to consummate the transactions contemplated hereby or thereby, (a) since the Lookback Date, the Company and its Subsidiaries have been in compliance with, and neither the Company nor any of its Subsidiaries since the Lookback Date, have been in conflict with, in default with respect to or in violation of, any Laws applicable to the Company or its Subsidiaries or by which any property or asset of the Company or its Subsidiaries is bound or affected, (b) the Company and its Subsidiaries have all Permits required to conduct their businesses as currently conducted and such Permits are valid and in full force and effect, (c) neither the Company nor any of its Subsidiaries has since the Lookback Date received any notice from any Governmental Authority threatening to revoke or suspend any such Permit and (d) the Company and its Subsidiaries are in compliance with the terms of such Permits.
Section 5.19   Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect:
(a)   the Company and its Subsidiaries are, and at all times since the Lookback Date, have been, in compliance with all applicable Environmental Laws;
(b)   the Company and its Subsidiaries hold, and are in compliance with, all Permits required under Environmental Laws to operate their business, including at the Leased Real Property, as presently conducted;
(c)   there is no Legal Proceeding or Order relating to or arising under Environmental Laws that is pending or, to the Knowledge of the Company, threatened against or affecting the Company or its Subsidiaries or any real property currently operated or leased by the Company or its Subsidiaries that remains open or unresolved;
(d)   the Company and its Subsidiaries have not since the Lookback Date received any written notice of or entered into or assumed (by Contract or operation of Law or otherwise), any Liability relating to or arising under Environmental Laws; and
(e)   since the Lookback Date, there have been no Releases of Hazardous Substances on properties currently (or, to the Knowledge of the Company, formerly) owned, operated or leased by the Company or its Subsidiaries that would reasonably be expected to form the basis of any Liability, Legal Proceeding or Order relating to or arising under Environmental Laws involving the Company or its Subsidiaries.
Section 5.20   Intellectual Property.
(a)   Section 5.20(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date hereof, of all (i) Company Registered Intellectual Property Rights and, with respect to the patents and trademarks contained in the Company Registered Intellectual Property Rights, the name of the current owner(s) (or if different, record owner(s)), the applicable jurisdictions, the applicable filing, registration, issuance and grant dates, and the application or registration numbers, and (ii) material unregistered Trademarks and material custom or proprietary software included in the Company Intellectual Property Rights. All Company Registered Intellectual Property Rights that have been issued or that have completed registration are valid, enforceable and subsisting and all Company Registered Intellectual Property Rights that are the subjects of pending applications for registration, issuance or grant are subsisting.
(b)   (i) The Company is the sole and exclusive owner of all Owned Company Intellectual Property, (ii) all Company Intellectual Property Rights are free and clear of any Liens other than Permitted Liens and (iii) the Company Intellectual Property Rights and Intellectual Property Rights used pursuant to Incidental Contracts, taken together, constitute all of the Intellectual Property that is used in or necessary to operate and conduct the business of the Company and any of its Subsidiaries as such business is currently operated and conducted and, to the Knowledge of the Company, as such business is currently contemplated to be operated and conducted.
(c)   Each Person who is or was an employee, consultant, agent, contractor or service provider of the Company of any of its Subsidiaries, and who is or was involved in the creation or development of any material Owned Company Intellectual Property has executed a valid agreement containing a present tense assignment to the Company of such employee’s, consultant’s, agent’s, contractor’s or service provider’s rights to such Owned Company Intellectual Property. To the Knowledge of the Company, there has not been any breach of any agreement described in the immediately preceding sentence by any employees, consultants, agents, contractors or service providers of the Company or any of its Subsidiaries. No former or current employees, consultants, agents, contractors or service providers of the Company or any of its Subsidiaries have made any written claims or asserted in writing any ownership rights with respect to any of the Company Intellectual Property Rights.
(d)   None of the Company Intellectual Property Rights has been or currently is the subject of any pending or threatened (in writing) Legal Proceeding (excluding, for the avoidance of doubt, office actions received in the ordinary course of prosecuting any patent applications including, with respect to patents, inventorship challenges, post-grant review proceedings, inter partes review proceedings, derivation proceedings, interferences, reexaminations, oppositions and pre- and post-grant oppositions, and, with respect to Trademarks, invalidity, nullity, opposition, cancellation, concurrent use, reexamination, expungement or similar Legal Proceeding). None of the Company Intellectual Property Rights, have been or currently are the subject of any judgement or order (i) restricting the Company or its Subsidiaries’ rights in, to or under such Company Intellectual Property Right or (ii) regarding the validity, enforceability, use, right to use, ownership, registration, right to register, priority, duration, scope or effectiveness of any such Owned Company Intellectual Property or Licensed Company Intellectual Property or triggering any additional payment obligations with respect to any such Company Intellectual Property.
(e)   Neither the Company nor its Subsidiaries has received any written notice from any third party (including any unsolicited written offer to license such third party’s Intellectual Property Rights or any request for indemnification), and, to the Knowledge of Company, there is no other assertion or claim from any third party, that the operation of the business of Company and its Subsidiaries as such business has been conducted, as it currently is being conducted, or as it currently is contemplated to be conducted as evidenced by the books and records of the Company, infringe or misappropriate the Intellectual Property Rights of any third party. The conduct of the business of the Company and its Subsidiaries as such business has been conducted, as it currently is being conducted or as it currently is contemplated to be conducted, has not infringed or misappropriated, does not presently infringe or misappropriate and, to the Knowledge of the Company, will not infringe upon or misappropriate the valid and enforceable Intellectual Property Rights of any third party.
(f)   The Company and its Subsidiaries have taken commercially reasonable measures to protect, preserve, and maintain the confidentiality of all material Know-How and other material confidential and non-public data included within the Company Intellectual Property Rights, and to the Knowledge of the Company, such material Know-How and other material confidential and non-public data included in the Company Intellectual Property Rights have not been disclosed to any Person except pursuant to written non-disclosure agreements.
(g)   To the Knowledge of the Company, no third party is currently infringing, misappropriating or violating any material Company Intellectual Property Rights, nor, to the Knowledge of the Company, has any third party previously infringed, misappropriated, or violated any material Company Intellectual Property Rights.
(h)   Neither the Company nor any of its Subsidiaries is currently a party to any proceeding challenging the validity, enforceability or ownership of any third party Intellectual Property Rights or asserting that the operation of the business of any third party, or any third party products, technology or services, infringes or misappropriates any Company Intellectual Property Rights.
(i)   The Company and its Subsidiaries have complied with any and all obligations pursuant to the Patent and Trademark Law Amendments Act, 35 U.S.C. §200 et seq., or other similar obligations under the Laws of any jurisdiction, including with respect to any patents that are part of the Company Intellectual Property Rights. No funding of any Governmental Authority or institution of higher learning was used in the development, in whole or in part, of any Owned Company Intellectual Property, and to the Knowledge of the Company, no such funding was used in the development, in whole or in part, of any Licensed Company Intellectual Property.
(j)   Neither the Company nor its Subsidiaries have received any written opinions from counsel with respect to the validity, invalidity, enforceability, unenforceability, non-infringement or infringement of any Company Intellectual Property Rights.
(k)   All material issuance, renewal, maintenance and other necessary payments that have become due with respect to any Owned Company Intellectual Property and, to the Knowledge of the Company, with respect to any Licensed Company Intellectual Property, in each case, have been paid in full by their respective due dates.
(l)   None of the execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, or the performance by the Company of its obligations hereunder conflicts or will conflict with, or impairs or will impair any of the Company’s or any of its Subsidiaries’ rights in, to and under any Owned Company Intellectual Property or, to the Knowledge of the Company, any Licensed Company Intellectual Property, or the validity, enforceability, ownership or right to use any such Company Intellectual Property Right.
(m)   Except as set forth in Section 5.20(m) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries has entered into any Contract granting another Person, or permitting another Person to retain, with respect to any (i) Owned Company Intellectual Property or (ii) Licensed Company Intellectual Property, the right (1) to bring any infringement, misappropriation or other enforcement actions with respect to, or otherwise to enforce, any such Company Intellectual Property Rights, (2) to defend any claim of infringement, misappropriation or other violation arising from the practice or other exploitation of any such Company Intellectual Property Rights (or pursuant to which the Company expressly agrees to indemnify any Person against any such claim) or (3) to control the prosecution of any such Company Intellectual Property Rights.
(n)   To the Knowledge of the Company, the Company has made available to Parent true, correct and complete copies of all notebooks, records, analyses and notes in its possession that have been requested by Parent and that are material to the validity, enforceability, patentability, or scope of any patents included within the material Owned Company Intellectual Property.

Section 5.21   Data Privacy and Security.
(a)   Since the Lookback Date, (i) the IT Systems have not suffered any material failures or malfunctions, (ii) the Company and its Subsidiaries have implemented commercially reasonable administrative, physical, and technical safeguards designed to protect the integrity, security and confidentiality of Personal Information, Company Data, and the IT Systems, as well as commercially reasonable actions to protect the continuous operation, redundancy, backup, and availability of the IT Systems, and (iii) to the Knowledge of the Company, the IT Systems operate and perform as required by the Company and its Subsidiaries in connection with the conduct of their respective businesses and (iv) to the Knowledge of the Company, are free from bugs and other defects and do not contain any “virus”, “worm”, “spyware”, “ransomware” or other malicious software. Since the Lookback Date, there have been no material unauthorized intrusions or breaches of the security of the IT Systems, and no material theft, loss, or unauthorized access or acquisition of Personal Information or material Company Data. The Company and its Subsidiaries maintain a documented information security program that meets Data Protection Requirements in all material respects.
(b)   The Company and its Subsidiaries are, and since the Lookback Date have been, in compliance with applicable Data Protection Requirements, except for any noncompliance that would not reasonably be expected to be material to the Company or its Subsidiaries. The Company and its Subsidiaries have provided adequate notice and obtained any necessary consents, or contractually required vendors or service providers of the Company or any of its Subsidiaries to provide adequate notice and obtain any necessary consents, from persons required for the processing of Personal Information, in each case to the extent required by Data Protection Requirements, except where the failure to do so would not reasonably be expected to be material to the Company or its Subsidiaries. The Company and its Subsidiaries have in place, and since the Lookback Date have complied with, written and externally published policies and procedures concerning the privacy and security of Personal Information and Company Data, except for any noncompliance that would not reasonably be expected to be material to the Company or its Subsidiaries. Since the Lookback Date, there have been no breaches, violations, outages or unauthorized uses of or accesses to Personal Information or Company Data maintained by the Company or its Subsidiaries, except as would not reasonably be expected to be material to the Company or its Subsidiaries. Since the Lookback Date until the date hereof, neither the Company nor its Subsidiaries have received any written communication or claim from any Governmental Authority or Person that alleges that the Company or its Subsidiaries are not in compliance with any Data Protection Requirements, except as would not reasonably be expected to be material to the Company, and no such claim is pending. The Transaction and the execution, delivery, and performance of this Agreement will not cause, constitute, or result in a breach or violation of any applicable Data Protection Requirements, except as would not reasonably be expected to be material to the Company or its Subsidiaries. The Company is not a “covered entity” or “business associate” as those terms are defined in 45 C.F.R. § 160.103.
Section 5.22   Real Property.
(a)   The Company and its Subsidiaries do not own, and have never owned, any real property.
(b)   Section 5.22(b) of the Company Disclosure Letter sets forth a true, correct and complete list of all real property leased, subleased, licensed, occupied or otherwise used by the Company or any of its Subsidiaries (the “Leased Real Property”), including the addresses of all Leased Real Property. The Company has heretofore made available to Parent true, correct and complete copies of all material leases, subleases, licenses, occupancy agreements and other agreements under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property (including all material modifications, amendments, supplements, guarantees, waivers, subordination or similar agreements, estoppels and side letters thereto) (the “Real Property Leases”).
(c)   There are no subleases, licenses, occupancy agreements, consents, assignments, purchase agreements or other contracts granting to any Person the right to use or occupy the Leased Real property, and no other Person is in possession of the Leased Real Property other than the Company or its Subsidiaries.

(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Real Property Lease is valid and binding on the Company and its Subsidiaries, as applicable, and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, subject to the Enforceability Exceptions, (ii) all rent and other sums and charges payable by the Company or any of its Subsidiaries as the tenant thereunder are current and the Company and its Subsidiaries have performed all material obligations required to be performed by them to date under each such Real Property Lease, (iii) no termination event or condition or uncured default of a material nature on the part of the Company or its Subsidiaries or, to the Knowledge of the Company, the landlord thereunder, exists under any Real Property Lease, and the Company and its Subsidiaries have not given or received written notice of termination, cancellation, breach or default under any Real Property Lease, (iv) the Company and its Subsidiaries have a good and valid leasehold interest in each parcel of real property leased by it free and clear of all Liens, except Permitted Liens, (v) the buildings and improvements on the Leased Real Property for which the Company and its Subsidiaries are responsible are in good operating condition and repair, ordinary wear and tear excepted, and free of any material defect, and are adequate in all material respects for the purposes for which they are currently being used by the Company and its Subsidiaries and (vi) the Company and its Subsidiaries have not received written notice of any pending, and to the Knowledge of the Company, there is no threatened, condemnation with respect to any property leased pursuant to any of the Real Property Leases.
(e)   There are no outstanding options, rights of first offer or rights of first refusal in favor of any other party to purchase or lease the Leased Real Property or any portion thereof or interest therein.
Section 5.23   Material Contracts.
(a)   Section 5.23(a) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date hereof, and the Company has made available to Parent and Bidco (or Parent’s outside counsel) true, correct and complete (subject to any necessary redactions of privileged or competitively sensitive information) copies of, each Contract (other than Company Benefit Plans), which is in effect as of the date hereof (or pursuant to which the Company or its Subsidiaries has any continuing material obligations thereunder) and under which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets are bound that:
(i)   would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act or disclosed by the Company on the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 or any Company SEC filings filed after the date of filing on such Form 10-K until the date of this Agreement;
(ii)   involves, by its terms, aggregate payments by the Company or its Subsidiaries or aggregate payments payable to the Company or its Subsidiaries under such Contract of more than $500,000 in the most recent fiscal year ended December 31, 2024 or in any single fiscal year thereafter (other than Contracts with professional service providers);
(iii)   (A) contains covenants that limit in any material respect the freedom of the Company or any of its Subsidiaries to compete or engage in any line of business or in any geographic area, (B) restricts the right of the Company or any of its Subsidiaries to use the Company Intellectual Property Rights (C) contains any “most favored nation”, “right of first offer”, “right of first access”, “right of first look”, “right of first negotiation”, or “right of first refusal” or similar rights or (D) contains any exclusivity obligations or similar restrictions;
(iv)   involves any severance, termination or similar payment to any current or former Company Service Provider pursuant to which the Company or its Subsidiaries may be obligated to make any retention bonus or similar payment to any current or former Company Service Provider;
(v)   provides for indemnification (or reimbursement or advancement of legal fees or expenses, other than advances for reimbursable ordinary course business expenses or advances of expenses to directors and employees pursuant to the Company Organizational Documents or existing indemnification agreements) of any current or former director, officer or employee of the Company or its Subsidiaries;

(vi)   provides for or governs the formation, creation, investment in, operation, management or control of any partnership, joint venture, strategic alliance, collaboration or material research or development project or similar arrangement;
(vii)   is a Real Property Lease;
(viii)   provides for the grant by any third party to the Company or any of its Subsidiaries of any license, sublicense, right, interest or option with respect to any Intellectual Property Rights that are material to the business of the Company or its Subsidiaries or applicable to any Company Product or field of use, other than Incidental Contracts;
(ix)   provides for the grant by the Company or any of its Subsidiaries to any third party of any license, sublicense, right, interest or option with respect to any Company Intellectual Property Rights, other than Incidental Contracts;
(x)   (A) governs the terms of any current ongoing clinical Research Program (including the generation or collection of data from any current ongoing clinical Research Program) or (B) specifically provides for the generation of clinical data in connection with any Company Product or current ongoing clinical Research Program or the generation of non-clinical or pre-clinical data outside of the ordinary course of business, in each case of (A) and (B), other than Contracts entered into in the ordinary course of business solely for the conduct of clinical trials substantially consistent with the form agreement made available to Parent;
(xi)   involves the provision by any third party of research or development services to the Company or any Subsidiary with respect to Company Products or relates to distribution, sale, importation, exportation, marketing partnership or co-promotion activities with respect to any Company Product;
(xii)   involves (A) the disposition, directly or indirectly, of any material assets or business of the Company or its Subsidiaries or (B) the acquisition, directly or indirectly (by merger or otherwise), of a business, capital stock or other Equity Securities of another Person or material assets of another Person;
(xiii)   involves the manufacture or supply of any Company Product, including any active pharmaceutical ingredient or other material component of such Company Product, by or for the Company or any Subsidiary, including any “take or pay” agreement that provides for minimum supply or minimum purchase obligations by the Company or any Subsidiary;
(xiv)   contains continuing obligations involving (A) “earnout”, “milestone” or other similar contingent payments, including upon the achievement of regulatory or commercial milestones, (B) payment of royalties or other amounts calculated based upon sales, revenue, income or other similar measure of the Company or any Company Product or (C) any deferred payments for the purchase of any properties, assets or services;
(xv)   obligates the Company or any of its Subsidiaries to make any capital contribution, loan or similar expenditure;
(xvi)   is a Contract with (A) a Governmental Authority or (B) any academic institution, other than Contracts with academic institutions entered into in the ordinary course of business solely for the conduct of clinical trials;
(xvii)   requires the Company or any of its Subsidiaries (or, following the Closing, Parent or any of its Affiliates) to use commercially reasonable, diligent (or similar) efforts related to research, development, regulatory approval, commercialization, sales or marketing of any Company Product;
(xviii)   relates to indebtedness for borrowed money or the granting of Liens over material assets or properties of the Company and its Subsidiaries (other than Permitted Liens);
(xix)   involves the settlement or compromise of any pending or threatened Legal Proceeding; or

(xx)   limits the freedom or right of the Company or its Subsidiaries to solicit or hire any employees or other service providers, other than commercial arrangements entered into in the ordinary course of business, provided that any limitations or restrictions set forth therein contain customary carveouts and are not material to the Company and its Subsidiaries.
Each Contract of the type described in clauses (i) through (xx) above, whether entered prior to, on or after the date hereof, other than a Company Benefit Plan, is referred to herein as a “Material Contract”.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Material Contract is valid and binding on the Company and its Subsidiaries, as applicable and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, subject to the Enforceability Exceptions, and (ii) the Company and its Subsidiaries have complied with all obligations required to be performed or complied with by it under each Material Contract, (iii) there is no default under any Material Contract by the Company or its Subsidiaries, or, to the Knowledge of the Company, by any other party thereto and (iv) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written notice from any third party to any Material Contract that such party intends to terminate such Material Contract for any default or alleged default thereunder.
Section 5.24   Regulatory Compliance.
(a)   The Company, its Subsidiaries, their Representatives, and, to the Knowledge of the Company, any third party contractors acting on its or their behalf (when acting in such capacity), are and, since the Lookback Date, have been, in material compliance with all applicable Health Care Laws.
(b)   Since the Lookback Date, all applications, notifications, submissions, information, claims, reports and data utilized by the Company or its Subsidiaries as the basis for, or submitted by or on behalf of the Company or its Subsidiaries in connection with, any and all (i) government price reports, including those associated with the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8), Medicare Part B Average Sales Price reporting (42 U.S.C. § 1395w-3a), the 340B Program (42 U.S.C. § 256b) and the Department of Veterans Affairs Drug Price reporting program (38 U.S.C. § 8126) and (ii) requests for the Company Permits, when submitted to the applicable Governmental Authority, were true and correct in all material respects as of the date of submission (or were corrected by subsequent submission), and any material updates, changes, corrections, modifications or restatements to such government price reports, applications, notifications, submissions, information, claims, reports and data required under applicable Laws, including Health Care Laws, have been submitted to the relevant Governmental Authority.
(c)   Since the Lookback Date, the Company or its Subsidiaries has not received any notification of any pending or, to the Knowledge of the Company, threatened, claim, suit, proceeding, hearing, enforcement, audit, investigation or arbitration from any Governmental Authority, including the DOJ, CMS, HRSA, VA, FDA, or any private party seeking to assert a claim on behalf of any Governmental Authority, alleging non-compliance by, or Liability of, the Company or its Subsidiaries under any applicable Health Care Laws.
(d)   Since the Lookback Date, none of the Company, its Subsidiaries or, to the Knowledge of the Company, their Representatives or any third parties that provide services for or on behalf of the Company with respect to any Company Product, (i) is or has been convicted of any criminal offense relating to the delivery of an item or service under any Federal Health Care Program, (ii) is or has been excluded, suspended or debarred from participation in any Federal Health Care Program or state health care program, (iii) is or has had a civil monetary penalty assessed against it, him or her under 42 U.S.C. §1320a-7a, (iv) is or has been listed on the list of parties excluded from federal procurement programs and non-procurement programs as maintained in the Government Services Administration’s System for Award Management or other federal agencies, (v) has received written notice that it is the target of any investigation relating to any Federal Health Care Program-related offense, (vi) has engaged in any activity that is in violation of, or is cause for civil penalties, debarment, or mandatory or permissive exclusion under federal or state Laws or (vii) is or has been subject to debarment under 21 U.S.C. § 335a or any similar Law.

(e)   The Company and its Subsidiaries hold and have held at all times since the Lookback Date all material Permits of all Governmental Authorities required under the applicable Health Care Laws, necessary for the lawful operation of the businesses of the Company and its Subsidiaries as currently conducted or as have been conducted since the Lookback Date (the “Company Permits”), and all such Company Permits necessary for the operation of the businesses as currently conducted are valid and in full force and effect. Since the Lookback Date, there has not occurred any material violation of or default (with or without notice or lapse of time or both) by the Company or any Subsidiary under any Company Permit. The Company and each of its Subsidiaries are in compliance in all material respects with the terms of all such Company Permits required for the operation of the businesses as currently conducted. The Transactions contemplated by this Agreement, in and of themselves, will not cause the revocation or cancellation of any Company Permit pursuant to the terms of any such Company Permit.
(f)   Since the Lookback Date, the manufacture of Company Products by or on behalf of the Company and its Subsidiaries has been and is in material compliance with all applicable Health Care Laws. Since the Lookback Date, none of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any contract manufacturers, packagers, repackagers, labelers, third-party logistic providers, distributors, contract research organizations, contract laboratories, clinical investigators, Review Boards or other third parties for services or activities related to any Company Product, has received, with respect to such parties’ activities with respect to such Company Product, any (i) Form FDA-483, inspectional observations or written notice of adverse findings or violations, (ii) warning letters, (iii) untitled letters, (iv) requirements to make changes to the Company Products or manufacturing processes or procedures, advertising or promotional claims or activities related to any Company Product or (v) other similar written notice from the FDA or any other Governmental Authorities alleging or asserting noncompliance with any applicable Health Care Laws or the Company Permits with respect to any Company Product. To the Knowledge of the Company, no event, including an adverse event, product complaint, recall, field alert report or safety report, has occurred since the Lookback Date which would reasonably be expected to lead to any claim, suit, proceeding, investigation, enforcement, for-cause inspection, recall, market withdrawal or other comparable action by any Governmental Authority any Form FDA 483, warning letter, untitled letter, other notice of inspectional observations, material adverse findings, or material violations, or requirement to make material changes to the Company Products or the manner in which the Company Products are researched, tested, manufactured, distributed, promoted, advertised or marketed.
(g)   Since the Lookback Date, all studies, tests and preclinical and clinical trials conducted by or on behalf of the Company or its Subsidiaries have been and are being conducted in material compliance with applicable Health Care Laws. Since the Lookback Date, the Company and its Subsidiaries have not received any notice from any Review Board, the FDA or any other Governmental Authority, recommending or requiring the termination, suspension or material adverse modification (including any full or partial clinical hold threatened or issued by FDA) of any ongoing or planned clinical trials conducted by, or on behalf of, the Company or its Subsidiaries. Since the Lookback Date, to the Knowledge of the Company, there have been no adverse events with respect to any Company Product that under applicable Laws should have been reported by the Company or a Subsidiary of the Company, but were not reported, to the FDA or other Governmental Authorities or Review Board.
(h)   To the extent required by applicable Laws, since the Lookback Date, all clinical trials conducted by or on behalf of the Company or any of its Subsidiaries and the results of all such clinical trials have been registered and disclosed in all material respects in accordance with such applicable Laws, including 42 U.S.C. § 282(j) and 42 C.F.R. Part 11.
(i)   The Company has made available to Parent and its advisors true, correct and complete copies of the following materials in the possession of the Company or any of its Subsidiaries as of the date of this Agreement: (i) New Drug Applications and Investigational New Drug Applications, including any supplements, (ii) all material correspondence to or from the FDA and any other Governmental Authority, in each case in this clause (ii) held by the Company or any of its Subsidiaries concerning (A) any Company Product, (B) the Company’s and its Subsidiaries’ compliance with applicable Laws regarding the Company Products, including all documents related to inspections by any Governmental

Authority or (C) the likelihood or timing of, or requirements for, regulatory approval of any Company Product and (iii) all material information requested by Parent concerning the safety, efficacy, side effects, toxicity or manufacturing quality and controls of the Company Products, including all material information relating to adverse drug experiences, events, or reactions, other safety information or product complaints and all material manufacturing and analytical reports, field alert reports and non-clinical study reports related to any Company Product. The Company has a complete documentary record of submissions, correspondence, contacts and consultations with the applicable Governmental Authorities except as has not been, and would not reasonably be expected to be, individually or in the aggregate, result in a Company Material Adverse Effect.
(j)   Since the Lookback Date, neither the Company, nor its Subsidiaries nor to the Knowledge of the Company any of their Representatives or any of their respective contractors, suppliers or agents (in each case, when acting in such capacity) have committed any act, made any statement or failed to make any statement that would reasonably be expected to provide a basis for the FDA or any other Governmental Authority to invoke its policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities,” or other similar Laws. Neither the Company, nor any of its Subsidiaries, nor, to the Knowledge of the Company, any of their Representatives, contractors, suppliers, or agents is or, since the Lookback Date, has been subject to any kind of consent decree, individual integrity agreement, deferred prosecution agreement, or other similar form of agreement with any Governmental Authority or convicted of any crime or engaged in any conduct that in any case, has resulted, or would reasonably be expected to result, in debarment under applicable Law, including, 21 U.S.C. § 335a. No claims, actions, proceedings or investigations that would reasonably be expected to result in such a debarment or exclusion are pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their Representatives, contractors, suppliers, agents or other entities or individuals performing research or work on behalf of the Company or any of its Subsidiaries.
(k)   Since the Lookback Date, the Company and its Subsidiaries have not either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, replacement, safety alert, warning, investigator notice, or other similar notice or action relating to an alleged lack of safety or efficacy or material regulatory compliance of any Company Product.
(l)   Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, deferred prosecution agreements, settlement orders or similar Orders with or imposed by any Governmental Authority, and to the Knowledge of the Company, no such Order is currently contemplated, proposed or pending.
(m)   The Company and its Subsidiaries have an operational healthcare compliance program that: (i) governs all employees and contractors, (ii) is consistent with the current U.S. Federal Sentencing Guidelines standards for effective compliance programs and the seven elements set forth by the Office of the Inspector General of the Department of Health and Human Services, (iii) reflects the Pharmaceutical Research and Manufacturers of America Code on Interactions with Healthcare Professionals, (iv) addresses compliance with federal and state Laws regulating, or requiring the disclosure to a federal or state agency of, interactions between pharmaceutical manufacturers or related entities and healthcare providers or other individuals and entities associated with the healthcare industry and (v) complies with the government price reporting requirements of the Medicaid Drug Rebate Program, (42 U.S.C. § 1396r-8), Medicare Part B Average Sales Price reporting (42 U.S.C. § 1395w-3a), the 340B Program (42 U.S.C. § 256b) and the Department of Veterans Affairs Drug Price reporting program (38 U.S.C. § 8126). The Company and its Subsidiaries further operate in material compliance with such healthcare compliance program.
Section 5.25   Insurance.   Section 5.23 of the Company Disclosure Letter sets forth a true, correct and complete list of all currently effective material insurance policies issued in favor of the Company or any of its Subsidiaries. With respect to each such insurance policy, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the policy is in full force and effect and all premiums due thereon have been paid, (b) neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time or both, would constitute such a breach or default, or permit termination or modification of, any such policy, (c) to the Knowledge of the Company, no insurer on any such policy has been declared insolvent by a court or insurance regulator of competent and applicable jurisdiction or placed in receivership, conservatorship or liquidation, and no notice of cancellation or termination has been received with respect to any such policy and (d) as of the date hereof, there are no pending claims under any such policy as to which coverage has been questioned, denied or disputed by the underwriters thereof.
Section 5.26   Certain Payments.   Since January 1, 2020, neither the Company nor any of its Subsidiaries, nor any of its or their directors, officers or employees in their respective capacities, nor to the Knowledge of the Company, any of their respective representatives, agents, intermediaries, or any other third parties acting on behalf of the Company or any of its Subsidiaries (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses to influence political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees, (c) has violated or is violating any Anti-Corruption Laws, (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties or (e) has made any unlawful rebate, unlawful payoff, unlawful influence payment, unlawful payment intended to induce the purchase or referral of healthcare services or other unlawful payment of any nature. The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to promote and achieve compliance with Anti-Corruption Laws.
Section 5.27   Sanctions and Export Controls.   Neither the Company nor any of its Subsidiaries, nor any of its or their directors, officers or employees in their respective capacities nor, to the Knowledge of the Company, any of its or their respective agents acting on behalf of the Company or any of its Subsidiaries (a) is a Sanctioned Party, or (b) has, since January 1, 2020, engaged in any dealings or transactions with or involving any Sanctioned Party or Sanctioned Territory in violation of applicable Sanctions or otherwise in breach of Sanctions. Neither the Company nor any of its Subsidiaries has made any export, re-export, or transfer, directly or indirectly, in violation of Export Controls.
Section 5.28   Related Party Transactions.   No current director, officer or employee of the Company or any of its Subsidiaries (a) has outstanding indebtedness to the Company or (b) is otherwise a party to, or directly or indirectly benefits from, any Contract, arrangement or understanding with the Company (other than a Plan) of a type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.
Section 5.29   Opinion of Financial Advisor of the Company.   The Company Board (or a committee thereof) has received an oral opinion (to be confirmed by delivery of a written opinion) from Centerview Partners to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions made, procedures followed, matters considered and limitations on the review undertaken in preparing such opinion as set forth therein, the Consideration to be paid to the Company Shareholders (other than as set forth in such opinions) pursuant to this Agreement is fair, from a financial point of view, to such holders. A written copy of each such opinion shall be delivered promptly to Parent after the date of this Agreement for informational purposes only.
Section 5.30   Antitakeover Statutes and United Kingdom Takeover Code.   There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar statute or other anti-takeover Laws (“Anti-Takeover Laws”) applicable to the Transaction or any other transactions contemplated by this Agreement or the Scheme of Arrangement. The United Kingdom City Code on Takeovers and Mergers does not apply to the Company, the Transaction or any other transactions contemplated by this Agreement or the Scheme of Arrangement and none of the Company, the Transaction or any other transactions contemplated by this Agreement or the Scheme of Arrangement is subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers.
Section 5.31   No Other Representations or Warranties.   Except for the express written representations and warranties made by the Company contained in this Article V and in the certificate to be delivered by the Company pursuant to Section 9.2(d), neither the Company, its Subsidiaries nor any of its or their Representatives or other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or any of its Affiliates, or the Company’s business, assets, Liabilities, financial condition or results of operations or with respect to any other information provided to Parent or Bidco in connection with the transactions contemplated hereby, and Parent and Bidco expressly disclaim reliance. The Company acknowledges and agrees (on behalf of itself, and its Affiliates, direct or indirect stockholders, partners, managers, or other equity or security holders of the Company or any Affiliate thereof or any Representative of any of the foregoing (collectively, the “Company Related Parties”)) that, except for the representations and warranties of Parent and Bidco expressly set forth in Article VI or the certificate to be delivered by Parent and Bidco pursuant to Section 9.3(c), none of Parent or Bidco (or its and their respective Affiliates, each of the direct and indirect stockholders, partners, managers or other equity or security holders of Parent, Bidco or any of their respective Affiliates and any Representative of any of the foregoing (collectively, the “Parent Related Parties”)), or any other Person makes, or has made, any representations or warranties relating to Parent or Bidco or its or their business or any other matter in connection with the entry into this Agreement, the Transaction and the other transactions contemplated hereby, and no Company Related Party is relying or has relied on any representation or warranty of any Parent Related Party or any other Person except for the representations and warranties of Parent and Bidco expressly set forth in Article VI and the certificate to be delivered by Parent and Bidco pursuant to Section 9.3(c).
ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF PARENT AND BIDCO
Parent and Bidco hereby represent and warrant to the Company as follows:
Section 6.1   Organization and Qualification.   Each of Parent and Bidco is duly organized, validly existing and (to the extent such concept is applicable) in good standing under the Laws of the jurisdiction of its incorporation or organization, with all requisite power and authority to own its properties and conduct its business as currently conducted, except for such failures to be in good standing or have such power that would not, individually or in the aggregate, reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Bidco to perform its obligations under this Agreement or to consummate the Transaction. All of the issued and outstanding capital stock of Bidco is owned directly or indirectly by Parent. Both Parent and Bidco are in compliance with the provisions of their respective certificates of incorporation and bylaws (or other similar governing documents).
Section 6.2   Authority.   Each of Parent and Bidco has the requisite limited liability company power and authority to execute and deliver this Agreement, the implementation of the Scheme of Arrangement, to perform their respective covenants and obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement by Parent and Bidco and the performance by Parent and Bidco of their respective covenants and obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company actions on the part of Parent and Bidco and no additional limited liability company proceedings or action on the part of Parent or Bidco are necessary to authorize the execution and delivery by Parent and Bidco of this Agreement, the performance by Parent and Bidco of their respective covenants and obligations hereunder or the consummation by Parent and Bidco of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Bidco and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding agreement of each of Parent and Bidco, enforceable against each of Parent and Bidco in accordance with its terms, subject to the Enforceability Exceptions. No vote of Parent’s stockholders is necessary to approve this Agreement or any of the transactions contemplated hereby.
Section 6.3   Proxy Statement and Scheme Document Annex.   None of the information provided or to be provided in writing by or on behalf of Parent or Bidco or any of their Representatives for inclusion or incorporation by reference in the Proxy Statement (including the Scheme Document Annex) will contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
Section 6.4   Consents and Approvals; No Violation.   The execution, delivery and performance by Bidco and Parent of this Agreement and the consummation by Parent and Bidco of the transactions contemplated hereby require no action by or in respect of, Consents of, or filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with any Antitrust Laws of any non-U.S. jurisdictions, (c) compliance with any applicable requirements of the Securities Act, the Exchange Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of NASDAQ, (d) compliance with the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court and (f) any other actions, Consents or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Bidco or Parent to perform its obligations under this Agreement or to consummate the Transaction.
Section 6.5   Non-contravention.   Assuming compliance with the matters referred to in Section 6.4 and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Bidco and Parent of this Agreement and the consummation by Bidco and Parent of the transactions contemplated hereby do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the organizational documents of Bidco and Parent, (b) contravene, conflict with or result in any violation or breach of any provision of any applicable Law or Order or (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration of any obligation or loss of a material benefit under, to which Bidco or Parent is entitled under, any provision of any Contract or Permit of Bidco or Parent, except, in the case of clauses (b) and (c), as would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent or Bidco to perform its obligations under this Agreement or to consummate the Transaction.
Section 6.6   Litigation.   There is no Legal Proceeding or governmental or administrative investigation, audit, inquiry or similar action pending or, to the Knowledge of Parent, threatened against or relating to Parent or any of its Subsidiaries that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Bidco to perform their obligations under this Agreement or to consummate the Transaction; provided that to the extent this representation and warranty pertains to Legal Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or the Scheme of Arrangement or any of the transactions contemplated hereby or thereby, this representation and warranty is made only as of the date hereof. Neither Parent nor any of its Subsidiaries is subject to any outstanding Order that, individually or in the aggregate, would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Bidco to perform its obligations under this Agreement or to consummate the Transaction; provided that to the extent this representation and warranty pertains to Orders that relate to the execution, delivery, performance or consummation of this Agreement or the Scheme of Arrangement or any of the transactions contemplated hereby or thereby, this representation and warranty is made only as of the date hereof.
Section 6.7   Sufficient Funds.   Parent currently has, and at all times from and after the date hereof and through the Effective Time will have, available to it, and Bidco will have as of the Effective Time, sufficient funds for the satisfaction of all of Parent’s and Bidco’s obligations under this Agreement, including the payment of the Consideration and the Company Equity Award Consideration and to pay all related fees and expenses required to be paid by Parent or Bidco pursuant to the terms of this Agreement. Parent’s and Bidco’s obligations hereunder, including their obligations to consummate the transactions contemplated herein, are not subject to a condition regarding Parent’s or Bidco’s obtaining of funds to consummate the transactions contemplated by this Agreement.
Section 6.8   Brokers.   The Company will not be responsible for any brokerage, finder’s, financial advisor’s, transaction “success” or other similar fee or commission in connection with this Agreement, the Scheme or Arrangement or the transactions contemplated hereby or thereby based upon arrangements made by and on behalf of Parent and Bidco.
Section 6.9   Absence of Certain Arrangements.   As of the date of this Agreement, other than this Agreement and the Voting and Support Agreements, neither Parent nor Bidco nor any of their respective Affiliates is a party to any Contract, or has authorized, made or entered into or committed or agreed to enter into, any formal or informal arrangements or other understandings (whether or not binding) with any stockholder, director, officer, employee or other Affiliate of the Company (a) relating to this Agreement or the transactions contemplated herein (including as to continuing employment) from and after the Effective Time or (b) pursuant to which any (i) such holder of Company Shares would be entitled to receive consideration of a different amount or nature than the Consideration in respect of such holder’s Company

Shares or (ii) such stockholder, director, officer, employee or other Affiliate of the Company has agreed to provide, directly or indirectly, equity investment to Parent, Bidco or the Company to finance any portion of the transactions contemplated by this Agreement.
Section 6.10   No Other Representations or Warranties.   Except for the express written representations and warranties made by Parent and Bidco contained in this Article VI and in the certificate to be delivered by Parent and Bidco pursuant to Section 9.3(c), neither Parent, Bidco nor any Representative or other Person on behalf of either makes any express or implied representation or warranty with respect to them or any of their Affiliates or any of its or their respective business, assets, Liabilities, financial condition or results of operations or with respect to any other information provided to the Company in connection with the transactions contemplated hereby, and the Company expressly disclaims reliance. Parent and Bidco each acknowledges and agrees that, except for the representations and warranties expressly set forth in Article V or the certificate to be delivered by the Company pursuant to Section 9.2(d), none of the Company Related Parties or any other Person makes, or has made, any representations or warranties relating the Company or its business or any other matter in connection with the entry into this Agreement, the Transaction and the other transactions contemplated hereby, and no Parent Related Party is relying or has relied on any representation or warranty of any Company Related Party or any other Person except for the representations and warranties of the Company expressly set forth in Article V and the certificate to be delivered by the Company pursuant to Section 9.2(d).
ARTICLE VII
COVENANTS OF THE COMPANY
Section 7.1   Conduct of Business of the Company.   Except (a) as set forth in Section 7.1 of the Company Disclosure Letter, (b) as required by applicable Law, (c) as consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or (d) as required or expressly provided for by this Agreement, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time, (x) the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to (A) conduct its business and operations in all material respects in the ordinary course of business consistent with past practice, (B) preserve intact its business organization and (C) keep available the services of its officers and key employees and (D) maintain its relationships with material customers, licensors, suppliers, distributors or other material business partners and (y) without limiting the generality of the foregoing, the Company shall not, and shall cause each of its Subsidiaries not to:
(i)   alter, amend, repeal or otherwise modify the Company Organizational Documents or the organizational documents of any of its Subsidiaries, or the Deposit Agreement;
(ii)   issue, sell, grant options or rights to purchase, pledge or otherwise dispose of or encumber any Company Shares, Company ADSs or other Company Securities, other than (A) issuances of Company Shares or Company ADSs upon the exercise, vesting or settlement of Company Equity Awards outstanding as of the date hereof in compliance with their current terms or granted after the date hereof in compliance with this Agreement, solely to the extent that there are not sufficient Company Shares or Company ADSs in the Company Equity Award Trust to satisfy such Company Equity Awards, or (B) transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company;
(iii)   provide any funding, whether by way of gift, loan or otherwise, directly or indirectly, to the Company Equity Award Trust for the purposes of acquiring Company Shares (or the Company Shares represented by Company ADSs), except solely to the extent the Company Equity Award Trust requires such Company Shares or Company ADSs to satisfy then-outstanding Company Equity Awards and such funding shall not exceed the nominal amount of such Company Shares (or the Company Shares represented by such Company ADSs);
(iv)   purchase, redeem, cancel or otherwise acquire, directly or indirectly, any Company Shares, Company ADSs or other Company Securities, other than (A) as provided by the Company Equity Plan or (B) for the satisfaction of exercise price or Tax withholding obligations in connection with the vesting, exercise or settlement of any Company Equity Award;

(v)   issue any Company Shares, Company ADSs or other Company Securities to the Company Equity Award Trust or purchase or otherwise acquire, directly or indirectly, any Company Shares, Company ADSs or other Company Securities on behalf of the Company Equity Award Trust or transfer any Company Shares, Company ADSs or other Company Securities to the Company Equity Award Trust, except solely to the extent the Company Equity Award Trust requires such Company Shares, Company ADSs or other Company Securities to satisfy then-outstanding Company Equity Awards;
(vi)   amend any terms or alter any rights of any of the Company Shares, Company ADSs or other Company Securities;
(vii)   declare, set aside, make or pay any dividends or other distributions (whether in cash, stock or property) in respect of any Company Shares, Company ADSs or other Company Securities, except for dividends or distributions by a wholly owned Subsidiary of the Company to the Company;
(viii)   split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of the Company Shares, Company ADSs or other Company Securities;
(ix)   acquire, by means of a merger, consolidation, recapitalization or otherwise, (A) any business or Equity Securities of another Person or (B) other than active pharmaceutical ingredients or other supplies in the ordinary course of business consistent with past practice, any other properties or assets for consideration in excess of $250,000 individually or $1,000,000 in the aggregate, provided that this clause (ix) shall not apply to capital expenditures, which is governed by clause (xix) below;
(x)   sell, lease, license, sublicense, assign, transfer or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any assets of the Company or any of its Subsidiaries with a fair market value in excess of $250,000 individually or $1,000,000 in the aggregate, except sales of products or services in the ordinary course of business consistent with past practice;
(xi)   adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, recapitalization, restructuring or other reorganization;
(xii)   sell, license, sublicense, assign, transfer or otherwise dispose of, subject to any Lien (other than Permitted Liens), or abandon, withdraw or permit to lapse, any Company Intellectual Property Rights except pursuant to Incidental Contracts;
(xiii)   incur, assume or otherwise become liable or responsible for any indebtedness for borrowed money;
(xiv)   assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person;
(xv)   make any loans, advances (other than advances for reimbursable ordinary course business expenses or advances of expenses to directors and employees pursuant to the Company Organizational Documents or existing indemnification agreements) or capital contributions to, or investments in, any other Person;
(xvi)   change, in any material respect, any financial accounting methods, principles or practices used by it, except as required by GAAP or applicable Law;
(xvii)   (A) change any annual Tax accounting period, (B) make, change or rescind any material Tax election, (C) settle or compromise any material Tax proceeding or surrender any claim to a material Tax refund, (D) enter into any closing agreement or analogous non-U.S. agreement with respect to a material amount of Tax or (E) file any material Tax Return other than in a manner consistent with past practice or amend any material Tax Return;
(xviii)   except as required by a Company Benefit Plan in effect on the date hereof or established after the date hereof not in contravention of this Agreement, (A) grant any loan to, increase the compensation or benefits of, or pay any bonus, to any current or former Company Service Provider, (B) grant any severance, change of control, retention, termination or similar compensation or benefits to any current or former Company Service Provider, (C) amend, adopt, establish, agree to establish, enter into or terminate any Company Benefit Plan or collective bargaining agreement or similar labor Contract with respect to any current or former Company Service Provider, (D) take any action to accelerate the vesting of, or payment of, any compensation or benefit under any Company Benefit Plan, (E) take any action to fund the payment of compensation or benefits under any Company Benefit Plan, (F) hire or engage any Company Service Provider with an annual base salary or wage rate in excess of $200,000 or (G) terminate, without cause, the service of any Company Service Provider with an annual base salary or wage rate in excess of $200,000;
(xix)   make any capital expenditures in excess of $100,000 in any year in the aggregate;
(xx)   settle or compromise any Legal Proceeding or investigation, audit or inquiry other than solely for monetary damages (net of insurance proceeds received) not in excess of $25,000 individually or $100,000 in the aggregate; provided that such settlement or compromise does not impose any non-monetary obligations on the Company or its Subsidiaries (other than customary confidentiality and de minimis contractual obligations in the applicable compromise or settlement agreement that are incidental to an award of monetary damages thereunder) and does not involve the admission of wrongdoing by the Company, any of its Subsidiaries or any of their respective directors or officers;
(xxi)   (A) amend or modify in any material respect or waive any rights under any Material Contract, other than amendments that are not adverse in any material respect to the Company or its Subsidiaries, (B) terminate (other than automatic expirations that do not require any action of the parties thereto) any Material Contract or (C) enter into or renew (other than automatic renewals that do not require any action of the parties thereto) any Material Contract, other than Material Contracts described in Section 5.23(a)(ii) entered into or renewed in the ordinary course of business; provided that this Section 7.1(xxi) shall not restrict any action that is expressly governed by and permitted under any other clause of this Section 7.1; provided, however, that, notwithstanding the foregoing, in no event shall the Company or any of its Subsidiaries be permitted to enter into or renew (other than automatic renewals that do not require any action of the parties thereto) any Material Contract (including a Material Contract described in Section 5.23(a)(ii)) containing terms described in Section 5.23(a)(iii), (xiv) and (xvii);
(xxii)   enter into any Contract that by its terms would purport to bind Parent or its Affiliates (other than, following the Closing, the Company and its Subsidiaries);
(xxiii)   purchase or enter into any purchase agreement, including option agreements, for the purchase of real property;
(xxiv)   (A) extend, amend, restrict, waive, cancel or modify any rights in or to any material Company Intellectual Property Rights in a manner that is adverse to the Company or its Subsidiaries, (B) fail to diligently prosecute any material patent application or to maintain any material issued patent, in each case, owned by the Company or its Subsidiaries or fail to diligently prosecute or maintain any material Company Intellectual Property Rights as to which the Company or any of its Subsidiary controls the prosecution or maintenance thereof, (C) fail to renew (to the extent renewable at the option of the Company) or voluntarily terminate any Contract under which material Company Intellectual Property Right is licensed to the Company or its Subsidiaries or (D) disclose to any third party, other than under a confidentiality agreement or other legally binding confidentiality undertaking, any trade secret of the Company or its Subsidiaries that is included in the Company Intellectual Property Rights, except for any such disclosures made as a result of publication of a patent application filed by the Company or its Subsidiaries or in connection with any required regulatory filing;
(xxv)   convene any regular or special meeting (or any adjournment or postponement thereof) of the Company Shareholders other than, to the extent required by applicable Law or a Order of a court of competent jurisdiction, an annual meeting of Company Shareholders for purposes of election of directors, ratification of the Company’s auditors and other routine matters;
(xxvi)   adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to the Company or its Subsidiaries;

(xxvii)   enter into any transactions or Contracts with any affiliate or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC other than to the extent permitted under Section 7.1(ii) and Section 7.1(iv);
(xxviii)   unless mandated by any Governmental Authority, (A) make any material change to, discontinue, terminate or suspend any ongoing clinical trials or nonclinical studies relating to a Company Product or (B) commence, alone or with any third party, any Research Program; or
(xxix)   authorize, offer, agree or commit, in writing or otherwise, to take any of the foregoing actions.
Notwithstanding the foregoing, nothing in this Agreement is intended to give Parent or Bidco, directly or indirectly, the right to control or direct the business or operations of the Company or its Subsidiaries at any time prior to the Effective Time. Prior to the Effective Time, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over their business and operations.
Section 7.2   No Solicitation.
(a)   Subject to Section 7.2(c), at all times during the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article X and the Effective Time, the Company shall not, and shall cause its directors and officers not to, nor shall it authorize or knowingly permit any of its other Representatives to, and shall direct and use its reasonable best efforts to cause such other Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly encourage or knowingly facilitate, any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (ii) furnish to any Person (other than Parent, Bidco or any designees or Representatives of Parent or Bidco), or any Representative thereof, any information, or afford to any Person (other than Parent, Bidco or any designees or Representatives of Parent or Bidco) access to the business, properties, assets, books, records or other information, or to any personnel, of the Company or any of its Subsidiaries, in any such case with the intent to facilitate the making, submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (iii) participate or engage in any discussions or negotiations with any Person, or any Representative thereof, with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal (except to notify any Person of the provisions of this Section 7.2), (iv) enter into any merger agreement, purchase agreement, letter of intent or similar agreement (binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Confidentiality Agreement entered into pursuant to Section 7.2(c)), (v) take any action to make any Anti-Takeover Law inapplicable to any Acquisition Proposal or (vi) approve, authorize, agree or publicly announce any intention to do any of the foregoing. Subject to Section 7.2(c), during the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article X and the Effective Time, the Company shall, and shall cause its directors and officers to, and shall direct its other Representatives to, cease and cause to be terminated, and shall not authorize or knowingly permit any of its other Representatives to continue, any and all discussions or negotiations with any Person (other than Parent, Bidco and their Representatives), or any Representative thereof, conducted prior to the date of this Agreement with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to any Acquisition Proposal. Promptly (and in any event within one (1) Business Day) after the date of this Agreement, the Company will terminate access by any Person (other than Parent, Bidco and their Representatives) to any physical or electronic dataroom relating to a potential Acquisition Proposal (or prior discussions in respect of a potential Acquisition Proposal) and request that each Person (other than Parent, Bidco and their Representatives) that has executed a confidentiality agreement (other than the Confidentiality Agreement) relating to a potential Acquisition Proposal promptly return to the Company or destroy all non-public documents and materials containing non-public information of the Company that has been furnished by the Company or any of its Representatives to such Person pursuant to the terms of such confidentiality agreement. Notwithstanding anything to the contrary contained in this Agreement, the Company and its Representatives may (A) participate in discussions only to the extent necessary to clarify and understand the terms and conditions of any inquiry or proposal made by any Person solely to determine whether such inquiry or proposal constitutes or is reasonably likely to lead to a Superior Proposal and (B) inform a Person that has made or is considering making an Acquisition Proposal of the provisions of this Section 7.2.
(b)   From the date of this Agreement until the earlier to occur of the termination of this Agreement pursuant to Article X and the Effective Time, as promptly as practicable, and in any event within one (1) Business Day following receipt of an Acquisition Proposal, or request for information or inquiry, proposal or offer that would reasonably be expected to lead to an Acquisition Proposal, the Company shall (i) provide Parent with written notice of such Acquisition Proposal, request for information, inquiry, proposal or offer, (ii) communicate to Parent the material terms and conditions of such Acquisition Proposal, request for information, inquiry, proposal or offer (including any subsequent amendment thereto) and the identity of the Person making such Acquisition Proposal, request for information, inquiry, proposal or offer and (iii) provide Parent with copies of (A) such Acquisition Proposal and any proposed term sheet, letter of intent, transaction agreement or similar agreement (including all schedules, exhibits and attachments thereto) with respect thereto and (B) all other documents proposing any financial or other material terms of such Acquisition Proposal. The Company shall keep Parent reasonably informed on a reasonably prompt basis (and in any event within one (1) Business Day) with respect to the status of any discussions or negotiations regarding, and of any changes to the material terms and conditions of, any such Acquisition Proposal, request for information or inquiry, proposal or offer and shall, as promptly as practicable (and in any event within one (1) Business Day of receipt thereof), provide Parent with unredacted copies of all writings or media containing any material terms or conditions of any such proposals and any proposed transaction agreements (including all schedules, exhibits and attachments thereto) relating to any such Acquisition Proposal, request for information, inquiry, proposal or offer and any financing commitments relating thereto exchanged between the Company or any of its Representatives and the Person making such Acquisition Proposal and its Representatives. For the avoidance of doubt, all information provided to Parent pursuant to this Section 7.2(b) will be subject to the terms of the Confidentiality Agreement.
(c)   Notwithstanding anything to the contrary set forth in this Section 7.2 or elsewhere in this Agreement, if at any time prior to the Company Shareholder Approvals, the Company or any of its Representatives has received a bona fide, written Acquisition Proposal from any Person or group of Persons that did not result from a material breach of this Section 7.2, then if the Company Board (or a committee thereof) determines in good faith, after consultation with its financial advisor(s) and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to lead to a Superior Proposal and that the failure to take such action described in clause (i), (ii) or (iii) below would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, then the Company and any of its Representatives may, (i) enter into an Acceptable Confidentiality Agreement with such Person or group of Persons, (ii) furnish information with respect to the Company or its Subsidiaries to the Person or group of Persons making such Acquisition Proposal (provided that (x) the Company shall concurrently provide or make available to Parent any information concerning the Company or its Subsidiaries that is provided to such Person or group of Persons and which was not previously provided or made available to Parent and (y) the Company shall have entered into an Acceptable Confidentiality Agreement with such Person or group of Persons) and (iii) participate and engage in discussions or negotiations with the Person or group of Persons making such Acquisition Proposal regarding such Acquisition Proposal. Within one (1) Business Day of such determination of the Company Board, and in any event, prior to or substantially concurrently with the Company first taking any of the actions described in clauses (i), (ii) or (iii) of the immediately preceding sentence with respect to an Acquisition Proposal, the Company shall provide written notice to Parent of the determination of the Company Board (or a committee thereof) made pursuant to clause (ii) of the immediately preceding sentence. The Company shall not modify, amend or terminate, or waive, release or assign, any provisions of any confidentiality or explicit or implicit standstill obligations (or any similar agreement) to which the Company is a party relating to any possible Acquisition Proposal and shall enforce the provisions of any such agreement. Notwithstanding anything to the contrary set forth in this Agreement, the Company shall be permitted to terminate, amend or otherwise modify, waive or fail to enforce, on a confidential and non-public basis, any provision of any confidentiality, “standstill” or similar agreement solely to the extent that such provision prohibits or purports to prohibit a confidential proposal being made to the Company Board if the Company Board (or a committee thereof) determines in good faith, after consultation with its outside legal counsel, that failure to take such action would be reasonably likely to be inconsistent with the directors’ fiduciary duties under applicable Law. The Company shall provide written notice to Parent of any such release or waiver promptly following, but in any event within one (1) Business Day of, such release or waiver.
Section 7.3   Company Board Recommendation.
(a)   Subject to Section 7.3(b), neither the Company Board nor any committee thereof shall (i) withdraw, amend, modify or qualify in a manner adverse to Parent or Bidco the Company Board Recommendation, (ii) publicly approve or recommend an Acquisition Proposal, (iii) fail to include the Company Board Recommendation in the Proxy Statement and the Scheme Annex Document when disseminated to the Company Shareholders, (iv) if any Acquisition Proposal is structured as a takeover offer, tender offer or exchange offer for the outstanding Company Shares and is commenced pursuant to Rule 14d-2 under the Exchange Act (other than by Parent or an Affiliate of Parent), fail to recommend, within ten (10) Business Days after such commencement, against acceptance by the Company Shareholders of such offer or at any time recommend the acceptance by the Company Shareholders of such offer or (v) publicly propose to do any of the foregoing (each of clauses (i), (ii), (iii), (iv) and (v), a “Company Board Recommendation Change”); provided, however, that, notwithstanding anything herein to the contrary, a “stop, look and listen” communication by the Company Board or any committee thereof to the Company Shareholders pursuant to Rule 14d-9(f) of the Exchange Act, any action contemplated by Section 7.3(c)(i) or any substantially similar communication to either of the foregoing, shall not be deemed to be a Company Board Recommendation Change or otherwise be prohibited under the terms of this Agreement, provided that any such disclosure by the Company shall state that the Company Board Recommendation continues to be in effect unless, prior to the time of such public disclosure, a Company Board Recommendation Change has been made in compliance with this Section 7.3.
(b)   Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, at any time prior to the receipt of the Company Shareholder Approvals, the Company Board (or a committee thereof) may (i) in response to the receipt of (x) a bona fide, written Acquisition Proposal received after the date hereof that did not result from a material breach of Section 7.2, or (y) upon the occurrence of an Intervening Event, effect a Company Board Recommendation Change or (ii) in response to a bona fide, written Acquisition Proposal received after the date hereof that did not result from a material breach of Section 7.2(b), enter into a definitive agreement with respect to such applicable Acquisition Proposal and terminate this Agreement pursuant to Section 10.1(c)(ii), provided that (A) the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law, (B) in the case of receipt of an Acquisition Proposal, the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor(s) and outside legal counsel) that such Acquisition Proposal constitutes a Superior Proposal or, in the case of an Intervening Event, that an Intervening Event has occurred, (C) the Company provides written notice to Parent at least four (4) Business Days prior to effecting a Company Board Recommendation Change or terminating this Agreement pursuant to Section 10.1(c)(ii) of its intent to take such action, specifying the reasons therefor (a “Match Right Notice”), (D) prior to effecting such Company Board Recommendation Change or terminating this Agreement pursuant to Section 10.1(c)(ii), the Company shall, and shall cause its Representatives to, be reasonably available to negotiate with Parent in good faith (to the extent Parent desires to negotiate) during such four (4) Business Day period to make such adjustments in the terms and conditions of this Agreement as would obviate the basis for a Company Board Recommendation Change or the termination of this Agreement pursuant to Section 10.1(c)(ii) and (E) no earlier than the end of such four (4) Business Day period, the Company Board (or a committee thereof) determines in good faith (after consultation with its financial advisor(s) and outside legal counsel), after considering any amendments to the terms and conditions of this Agreement proposed by Parent in a binding written offer irrevocably made by Parent during such four (4) Business Day period, that the failure to take such action would be reasonably likely to be inconsistent with its fiduciary duties under applicable Law (and, in the case of receipt of such Acquisition Proposal, that such Acquisition Proposal continues to constitute a Superior Proposal). Following delivery of a Match Right Notice in the case of a Superior Proposal, in the event of any change to the financial terms (including any change to the amount or form of consideration payable) or other revision to the terms or conditions of such Acquisition Proposal, the Company shall provide a new Match Right Notice to Parent, and any Company Board Recommendation Change or termination of this Agreement pursuant to Section 10.1(c)(ii) following delivery of such new Match Right Notice shall again be subject to clause (C) and clause (D) of the immediately preceding sentence for a period of two (2) Business Days.
(c)   Notwithstanding anything herein to the contrary, nothing in this Agreement shall prohibit the Company or the Company Board (or a committee thereof) from (i) (A) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 promulgated under the Exchange Act and (B) making any disclosure to the Company Shareholders if the Company Board (or a committee thereof) determines in good faith (after consultation with its outside legal counsel) that the failure to make such disclosure would reasonably be expected to be inconsistent with its fiduciary duties to the Company Shareholders under applicable Law, provided that any such disclosure by the Company shall state that the Company Board Recommendation continues to be in effect unless, prior to the time of such public disclosure, a Company Board Recommendation Change has been made in compliance with this Section 7.3 and (ii) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by applicable Law.
ARTICLE VIII
ADDITIONAL COVENANTS
Section 8.1   Reasonable Best Efforts.   Except as otherwise provided under Section 7.2 or Section 7.3, upon the terms and subject to the conditions set forth in this Agreement, each of Parent, Bidco and the Company shall use its reasonable best efforts to take, or cause to be taken, all actions that are necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transaction and each of the other transactions contemplated by this Agreement, including using reasonable best efforts to (i) cause each of the conditions to the Transaction set forth in Article IX to be satisfied as promptly as practicable after the date of this Agreement, (ii) subject to Section 8.2, obtain, as promptly as practicable after the date of this Agreement, and maintain all necessary actions or non-actions and Consents from Governmental Authorities and make all necessary registrations, declarations and filings with Governmental Authorities, that are necessary to consummate the Transaction, (iii) upon the written request of Parent or Bidco, obtain all necessary or appropriate Consents under any Contracts to which the Company is a party in connection with this Agreement and the consummation of the transactions contemplated hereby and (iv) reasonably cooperate with the other Party or Parties with respect to any of the foregoing. In addition to the foregoing, except as otherwise provided under Section 7.2 or Section 7.3, neither Parent or Bidco, on the one hand, nor the Company, on the other hand, shall take any action, or fail to take any action, that is intended to, or has (or would reasonably be expected to have) the effect of, preventing, materially impairing or materially delaying the ability of such Party to fully perform its obligations under this Agreement or the consummation of the Transaction. Notwithstanding anything to the contrary herein, the Company shall not be required prior to the Effective Time to pay any consent or other similar fee, “profit-sharing” or other similar payment or other consideration (including increased rent or other similar payments or agree to enter into any amendments, supplements or other modifications to (or waivers of) the existing terms of any Contract), or provide additional security (including a guaranty) or otherwise assume or incur or agree to assume or incur any Liability that is not conditioned upon the consummation of the Transaction, to obtain any Consent of any Person (including any Governmental Authority) under any Contract.
Section 8.2   Antitrust Obligations.
(a)   Each of Parent and Bidco (and their respective Affiliates, if applicable), on the one hand, and the Company, on the other hand, shall file (x) with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby as required by the HSR Act as soon as practicable after the date of this Agreement but in no event later than twenty-five (25) Business Days following the date of this Agreement, (y) any other submission Parent determines is required or advisable pursuant to any Antitrust Law, as soon as practicable after the date of this Agreement. Each of Parent and the Company shall (i) cooperate and coordinate with the other in the making of such filings, (ii) supply the other with any information and documentary material that may be required in order to make such filings, (iii) supply any additional information that reasonably may be required or requested by the FTC, the DOJ or any foreign Governmental Authority responsible for the enforcement of Antitrust Laws of any non-U.S. jurisdiction and (iv) subject to this Section 8.2(a), take any and all actions reasonably necessary to cause the expiration or termination of the applicable waiting periods, or otherwise obtain all necessary waivers and approvals, under the HSR Act and any Antitrust Laws of any non-U.S. jurisdiction as soon as practicable and to avoid any impediment to the consummation of the Transaction under any Antitrust Laws, including actions to propose, negotiate, commit to or effect, by consent decree, hold separate order or otherwise, any conduct of business restriction, sale or disposition of any asset or business or license or grant of rights to any business, product line, field of use, division, business arrangement, Contract, asset or interest therein of Parent or any of its Affiliates, or of the Company or any of its Subsidiaries, requested by a Governmental Authority in order to achieve clearance under any Antitrust Laws (each of the foregoing actions, a “Remedial Action”). Notwithstanding the foregoing or anything herein to the contrary, nothing in this Agreement (including Section 8.1) shall be deemed to require Parent, Bidco or any of their Affiliates to, and Parent’s and Bidco’s “reasonable best efforts” shall not be deemed to include or require Parent or Bidco or any of their Affiliates to, (A) take any Remedial Action (1) with respect to Parent or its Affiliates (other than, following the Closing, the Company and its Subsidiaries) or their respective assets, categories of assets, businesses, product line, field of use, divisions, relationships, contractual rights, obligations or arrangements, and any Intellectual Property rights thereto or embodied therein or any venture or other arrangement or (2) with respect to the Company or its Subsidiaries, to the extent such actions, in the case of this clause (2), would have any more than an immaterial effect on the business, operations or financial condition of the Company or its Subsidiaries (each, a “Burdensome Condition”), (B) oppose, contest or resist any Legal Proceeding under any Antitrust Laws or seek to have vacated, lifted, reversed or overturned any Order that may result from such Legal Proceeding or (C) modify any of the terms of this Agreement or the Transaction or the other transactions contemplated by this Agreement in order to achieve clearance under any Antitrust Laws. The Company and its Subsidiaries may not take any Remedial Action without Parent’s prior written consent (but shall be required to agree to take any Remedial Action at the request of Parent so long as such Remedial Action is contingent upon the occurrence of the Effective Time).
(b)   Further, and for the avoidance of doubt, without the written consent of the other Party, Parent and the Company will not extend any waiting period under the HSR Act (by pull and refile, or otherwise) or enter into any agreement with the FTC, the Antitrust Division of the DOJ or any other Governmental Authority not to consummate the transactions contemplated by this Agreement without the written consent of the other Party, which shall not be unreasonably withheld.
(c)   Each of Parent and Bidco (and their respective Affiliates, if applicable), on the one hand, and the Company, on the other hand, shall promptly inform the other of any substantive communication from any Governmental Authority regarding any of the transactions contemplated by this Agreement in connection with any filings or investigations with, by or before any Governmental Authority relating to this Agreement or the transactions contemplated hereby, including any proceedings initiated by a private party. If any Party or an Affiliate thereof shall receive a request for additional information or documentary material from any Governmental Authority with respect to the transactions contemplated by this Agreement pursuant to the HSR Act or any Antitrust Law of any non-U.S. jurisdiction with respect to which any such filings have been made, then such Party shall use its reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other Party, a reasonably appropriate response in compliance with such request. In connection with and without limiting the foregoing, to the extent reasonably practicable and unless prohibited by applicable Law or by the applicable Governmental Authority, the Parties agree to (i) give each other reasonable advance notice of all substantive meetings and substantive conference calls with any Governmental Authority relating to the Transaction, (ii) give each other an opportunity to participate in each of such substantive meetings and substantive conference calls, (iii) keep the other Party reasonably apprised with respect to any substantive oral communications with any Governmental Authority regarding the Transaction, (iv) cooperate in the filing of any analyses, presentations, memoranda, briefs, arguments, opinions or other written communications explaining or defending the Transaction, articulating any regulatory or competitive argument or responding to requests or objections made by any Governmental Authority,

(v) provide each other with a reasonable advance opportunity to review and comment upon, and consider in good faith the views of the other with respect to, all written communications (including any analyses, presentations, memoranda, briefs, arguments and opinions) with a Governmental Authority regarding the Transaction, (vi) provide each other (or counsel of each Party, as appropriate) with copies of all material written communications to or from any Governmental Authority relating to the Transaction and (vii) cooperate and provide each other with a reasonable opportunity to participate in, and consider in good faith the views of the other regarding, all material deliberations with respect to all efforts to satisfy the conditions set forth in Section 9.1(c) or Section 9.1(d). Any such disclosures, rights to participate or provisions of information by one Party to the other may be made on a counsel-only basis and redacted for legal privilege to the extent required under applicable Law or to remove references concerning the valuation of the Company or confidential competitively sensitive business information of the Company.
(d)   Each of Parent, Bidco and the Company shall cooperate with one another in good faith to (i) promptly determine whether any filings not contemplated by Section 8.2(a) are required to be made, and whether any other Consents not contemplated by Section 8.2(a) are required to be obtained, from any Governmental Authority under any other applicable Law in connection with the transactions contemplated hereby and (ii) promptly make any filings, furnish information required in connection therewith and seek to obtain timely any such Consents that the Parties determine are required to be made or obtained in connection with the transactions contemplated hereby.
(e)   Parent shall determine and have the principal authority to devise and implement the strategy for obtaining any necessary Consents under Antitrust Laws and shall take the lead in joint meetings with any Governmental Authority in connection with obtaining any necessary Consents under Antitrust Laws; provided that Parent and the Company shall consult in advance with each other and in good faith take each other’s views into account prior to taking any material substantive position in any written submissions or, to the extent practicable, discussions with any Governmental Authority, including under the HSR Act.
Section 8.3   Public Statements and Disclosure.   So long as this Agreement is in effect, Parent and Bidco, on the one hand, and the Company, on the other, shall not, and shall cause their respective controlled Affiliates not to, issue any press release or make any public statement with respect to the Transaction or this Agreement without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed), except (a) as may be required by applicable Law or the rules or regulations of any applicable United States securities exchange or regulatory or Governmental Authority to which the relevant Party is subject, in which case, to the extent permitted by applicable Law and practicable under the circumstances, the Party proposing to issue such press release or make such public announcement shall consult in good faith with the other Party before making any such public announcement, (b) with respect to any press release, filing, disclosure or other public statement by the Company permitted by Section 7.3 (including to announce a Company Board Recommendation Change in accordance with Section 7.3), (c) statements consistent in all material respects with any release, filing disclosure or other public statements previously made in accordance with this Section 8.3 or (d) public statements regarding the transactions contemplated hereby in response to questions from the press, analysts, investors or those attending industry conferences, and internal announcements to employees, in each case, to the extent that such statements are not inconsistent with previous press releases, public disclosures or public statements made jointly by the Parties or approved by the Parties, and otherwise in compliance with this Section 8.3, and provided that such public statements do not reveal material nonpublic information regarding this Agreement or the transactions contemplated hereby.
Section 8.4   Anti-Takeover Laws.   If any state Anti-Takeover Law becomes or is deemed to be applicable to this Agreement, the Transaction or any other transactions contemplated by this Agreement, then Parent, Bidco and the Company shall cooperate and take all action reasonably available to render such Law inapplicable to the foregoing; provided, however, that nothing in the foregoing shall be interpreted to require the Company Board (or a committee thereof) to take any action that would reasonably be expected to be inconsistent with its fiduciary duties under applicable Law or following a Company Board Recommendation Change pursuant to Section 7.3(b). The Company shall not take (or omit to take) any action that would reasonably be expected to result in (i) the United Kingdom City Code on Takeovers and

Mergers applying to the Company, the Transaction or any other transactions contemplated by this Agreement or (ii) the Transaction or any other transactions contemplated by this Agreement becoming subject to the jurisdiction of the United Kingdom Panel on Takeovers and Mergers; provided, however, that nothing in the foregoing shall be interpreted to require the Company or the Company Board (or a committee thereof) to refrain from taking any action that would reasonably be expected to be inconsistent with the fiduciary duties of the Company Board under applicable Law or any other action following a Company Board Recommendation Change pursuant to Section 7.3(b).
Section 8.5   Access.   During the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article X and the Effective Time, the Company shall, and shall cause its Subsidiaries to, afford Parent and its Representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books and records and personnel of the Company and its Subsidiaries; provided, however, that the Company may restrict or otherwise prohibit access to any documents or information to the extent that (i) any applicable Law requires the Company or its Subsidiaries to restrict or otherwise prohibit access to such documents or information, (ii) access to such documents or information would reasonably be expected to result in a waiver of any attorney-client privilege, work product doctrine or other applicable privilege applicable to such documents or information or (iii) such documents or information relate to the evaluation or negotiation of this Agreement, the transactions contemplated hereby or, subject to Section 7.2, an Acquisition Proposal or Superior Proposal. In the event that the Company does not provide access or information in reliance on clauses (i) or (ii) of the preceding sentence, it shall use its reasonable best efforts to communicate the applicable information to Parent in a way that would not violate any applicable Law or waive such a privilege. Any investigation conducted pursuant to the access contemplated by this Section 8.5 shall be conducted in a manner that does not unreasonably interfere with the conduct of the business of the Company or its Subsidiaries or create a risk of damage or destruction to any property or assets of the Company or its Subsidiaries, shall be subject to the Company’s and its Subsidiaries’ reasonable security measures and insurance requirements, and shall not include the right to perform invasive testing without the Company’s prior written consent, in its sole discretion. The terms and conditions of the Confidentiality Agreement shall apply to any information obtained by Parent or any of its Representatives in connection with any investigation conducted pursuant to the access contemplated by this Section 8.5. Nothing in this Section 8.5 or elsewhere in this Agreement shall be construed to require the Company or any of its Representatives to prepare any reports, analyses, appraisals, opinions or other information it would not otherwise prepare in the ordinary course of its business.
Section 8.6   Section 16(b) Exemption.   The Company shall take all actions reasonably necessary to cause the dispositions of Company Securities (including “derivative securities” (as defined in Rule 16a-1(c) under the Exchange Act)) in connection with the transactions contemplated by this Agreement by any director or executive officer of the Company who is a covered Person of the Company for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder to be exempt under Rule 16b-3 promulgated under the Exchange Act.
Section 8.7   Directors’ and Officers’ Indemnification and Insurance.
(a)   Parent and Bidco shall honor and fulfill in all respects the obligations of the Company under (i) any indemnification agreement or deed of indemnity between (A) the Company and any of its current or former directors, officers and employees and (B) the Company or any corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise and any Person serving or who served as a director, officer, member, trustee or fiduciary of any of the foregoing at the request of the Company, in each case prior to the Effective Time and (ii) indemnification, expense advancement and exculpation provisions in the Company Organizational Documents as in effect on the date of this Agreement. In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent and Bidco shall cause the Company and its Subsidiaries to maintain in effect any and all indemnification, exculpation and the advancement of expenses provisions of the Company Organizational Documents and the organizational documents of its Subsidiaries as in effect as of the date of this Agreement. During such six (6) year period, such provisions shall not be repealed, amended or otherwise modified in any manner adverse to the Indemnified Persons except as required by applicable Law or as provided below.

(b)   Without limiting the generality of the provisions of Section 8.7(a), during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, to the fullest extent permitted by applicable Law, Parent shall cause the Company to indemnify and hold harmless each current or former director or officer of the Company (“Indemnified Persons”) from and against any costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses), judgments, fines, losses, claims, damages, Liabilities and amounts paid in settlement of or in connection with any threatened or actual action, suit, claim, proceeding, investigation, arbitration or inquiry, whether civil, criminal, administrative or investigative (each an “Indemnified Proceeding”), to the extent such Indemnified Proceeding arises directly or indirectly out of or pertains or relates directly or indirectly to (i) any action or omission or alleged action or omission at or prior to the Effective Time in such Indemnified Person’s capacity as a director, officer, employee or agent of the Company or other Affiliates (including as a fiduciary with respect to any employment benefit plan) or by reason of the fact that such Indemnified Person is or was serving as a director, officer, employee or agent of the Company or its Affiliates or at the request of the Company as such (including as a fiduciary with respect to any employee benefit plan) of another Person or (ii) any of the transactions contemplated by this Agreement, provided that if, at any time prior to the sixth (6th) anniversary of the Effective Time, any Indemnified Person delivers to the Company a written notice of any prospective, threatened or actual Indemnified Proceeding for which indemnification or advancement may be sought under this Section 8.7(b), then the obligations of Parent and the Company under this Section 8.7(b) shall survive the sixth (6th) anniversary of the Effective Time until such time as such claim is fully and finally resolved. In addition, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, to the fullest extent permitted by applicable Law, Parent shall cause the Company to advance, prior to the final disposition of any Indemnified Proceeding for which indemnification may be sought under this Agreement, promptly following request by an Indemnified Person therefor, all costs, fees and expenses (including reasonable attorneys’ fees and investigation expenses) incurred by such Indemnified Person in connection with any such Indemnified Proceeding upon receipt of an undertaking by such Indemnified Person, to the extent required by Law, to repay such advances if it is ultimately decided in a final, non-appealable judgment by a court of competent jurisdiction that such Indemnified Person is not entitled to indemnification hereunder.
(c)   During the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, Parent shall cause the Company to maintain for the benefit of the directors and officers of the Company, as of the date of this Agreement and as of the Effective Time, an insurance and indemnification policy that provides coverage for events occurring prior to the Effective Time (the “D&O Insurance”) that is substantially equivalent to and in any event providing coverage not less favorable to the insured persons than the policies of the Company in effect as of the date of this Agreement; provided that the Company shall not be required to pay an aggregate premium for the D&O Insurance in excess of three hundred percent (300%) of the last annual premium paid prior to the date of this Agreement, but in such case shall purchase coverage as favorable to the insured persons as is available for such amount. The provisions of the immediately preceding sentence shall be deemed to have been satisfied if prepaid “tail” or “runoff” policies have been obtained by the Company or Parent prior to the Effective Time. Parent shall (and shall cause the Company to) maintain the D&O Insurance “tail” policy in full force and effect and continue to honor their respective obligations thereunder, during the period commencing at the Effective Time and ending on the sixth (6th) anniversary of the Effective Time.
(d)   Notwithstanding anything herein to the contrary, if any Indemnified Person notifies the Company on or prior to the sixth (6th) anniversary of the Effective Time that a claim, action, suit, proceeding or investigation (whether arising before, at or after the Effective Time) has been made against such Indemnified Person, the provisions of this Section 8.7 shall continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.
(e)   In the event that the Company (or any of its successors or assigns) (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or engages in any division transaction or (ii) transfers, conveys or otherwise disposes of all or substantially all of its properties and assets to any Person or effects any division transaction, then, in each such case, proper provision shall be made so that the successors and assigns of the Company shall assume all of the obligations thereof set forth in this Section 8.7.
(f)   This Section 8.7 shall survive the consummation of the Transaction and is intended to benefit, and from and after the Effective Time shall be enforceable by, the Indemnified Persons and their respective heirs and legal representatives, and shall not be amended, terminated or modified from and after the Effective Time in such a manner as to adversely affect any Indemnified Person without the written consent of such affected Indemnified Person. The rights provided under this Section 8.7 shall not be deemed to be exclusive of any other rights to which any Indemnified Person is entitled, whether pursuant to Law, Contract or otherwise.
Section 8.8   Employee Matters.
(a)   Parent shall, and shall cause the Company and each of its other Subsidiaries to, for a period of 12 months following the Effective Time, maintain for each individual employed by the Company or any of its Subsidiaries at the Effective Time who continues to be employed by the Parent or the Company or any Subsidiary thereof (each, a “Current Employee”) (i) base compensation and a target short-term cash incentive compensation opportunity that are, in each case, at least as favorable as those provided to the Current Employee as of immediately prior to the Effective Time, (ii) employee benefits (excluding any equity, equity-based, change in control, retention or severance benefits or any defined benefit retirement or post-retirement welfare benefits) that are substantially comparable in the aggregate to either (in the discretion of Parent) (A) the employee benefits (with the same exceptions) provided to the Current Employee immediately prior to the Closing or (B) the employee benefits (with the same exceptions) provided to similarly-situated employees of Parent and its Subsidiaries and (iii) severance benefits that are at least as favorable as the severance benefits provided by the Company or one of its Subsidiaries to the Current Employee as of immediately prior to the Effective Time.
(b)   Subject to applicable Laws, Parent shall, and shall cause the Company to, cause service rendered by Current Employees to the Company and its Subsidiaries prior to the Effective Time to be taken into account for purposes of vesting and eligibility to participate in employee benefit plans of Parent and Bidco and its Subsidiaries for which a Current Employee is otherwise eligible to participate (but such service credit shall not be provided for purposes of benefit accrual, except for vacation and other paid time-off and severance or similar pay, as applicable), to the same extent as such service was taken into account under the corresponding Company Benefit Plans immediately prior to the Effective Time for those purposes; provided that, the foregoing will not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service; provided further, that, the service of a Current Employee prior to the Effective Time shall not be recognized for the purpose of any entitlement to participate in, or receive benefits with respect to, any retiree medical programs or other retiree welfare benefit programs or any defined benefit plan. Parent shall use reasonable best efforts to (i) waive any pre-existing condition limitations under any employee benefit plan of Parent, the Company or its Subsidiaries for any condition for which a Current Employee would have been entitled to coverage under the corresponding Company Benefit Plan in which they participated prior to the Effective Time and (ii) credit Current Employees under such employee benefit plans for any eligible expenses incurred, or payments made, by such Current Employees and their covered dependents under a Company Benefit Plan during the portion of the year prior to the Effective Time for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to such Current Employees and their covered dependents in respect of the plan year in which the Effective Time occurs.
(c)   Unless otherwise requested in writing by Parent at least five Business Days prior to the expected Closing Date, no later than one (1) day prior to the Effective Time, the Company Board (or the appropriate committee thereof) shall take actions necessary to terminate any Company Benefit Plan intended to include a Code section 401(k) arrangement (a “Company 401(k) Plan”), such termination to be effective as of the day prior to the Closing Date and contingent upon the occurrence of the Effective Time. The Company shall provide Parent with evidence that such actions have been taken (the form and substance of which shall be subject to reasonable review and comment by Parent). Parent shall, as soon as reasonably practicable after the Effective Time (and consistent with Parent’s administrative practices with respect to similarly-situated employees in similar acquisitions), offer participation in

Parent’s tax qualified defined contribution plan (a “Parent 401(k) Plan”) to each Current Employee who was an active participant in a Company 401(k) Plan as of the date of its termination and who satisfies the eligibility requirements of the Parent 401(k) Plan. For the period between the Closing Date and the date on which Current Employees are offered participation in the Parent 401(k) Plan, Parent shall provide each such Current Employee with cash payments as compensation for the missed employer matching opportunity equivalent to the full matching contribution for which such Current Employee would have been eligible had such Current Employee been an active participant in the Parent 401(k) Plan, subject to any limitations under the Code. Parent shall use commercially reasonable efforts to cause such Parent 401(k) Plan to accept eligible rollover distributions (as defined in Section 402(c)(4) of the Code) from a Company 401(k) Plan (but not including a rollover of any associated plan loans) as directed by the Current Employees.
(d)   All formal broad-based written communications by the Company (whether sent directly or through a third party) to the Company Service Providers pertaining to compensation or benefit matters that are affected by this Agreement shall be subject to Parent’s prior consent (not to be unreasonably withheld, conditioned or delayed), unless such communication is consistent in all material respects with a communication previously approved by Parent or includes only information that is specifically included in this Agreement (including the Company Disclosure Letter). The Company shall provide Parent with a copy of each intended communication covered by this Section 8.8(d), and Parent shall have a reasonable period of time to review and comment on each such communication (such review and comments not to be unreasonably withheld, conditioned or delayed). Any formal group oral presentations with respect to the above shall not be materially inconsistent with such formal written communications.
(e)   From and after the Closing, Parent shall honor all obligations under the Company Benefit Plans (including, without limitation, the Employee Change in Control Severance Benefit Plan) in accordance with their terms as in effect immediately prior to the Closing Date, including any amendment, modification and termination provisions.
(f)   Without limiting the generality of this Section 8.8, Parent shall honor all obligations with respect to Ongoing Performance Periods and Completed Performance Periods under each Cash Bonus Plan and shall make all payments and determinations thereunder consistent with past practice, provided that (i) with respect to any Completed Performance Period, the amount payable thereunder shall not be less than the accrued but unpaid annual bonus thereunder (based on actual performance) and (ii) with respect to any Ongoing Performance Period, the amount payable thereunder shall not be less than the amount accrued as of the Closing Date. For purposes of this paragraph, (i) “Cash Bonus Plan” means any Company Benefit Plan that is a short-term cash incentive compensation plan or arrangement, (ii) “Completed Performance Period” means any performance period under a Cash Bonus Plan that is completed prior to the Closing Date and (iii) “Ongoing Performance Period” means any performance period in which the Closing Date occurs. For the avoidance of doubt, a participant in a Cash Bonus Plan shall remain eligible to receive payment of an amount thereunder upon a qualifying termination of service to the extent provided in a Company Benefit Plan (including, without limitation, the Employee Change in Control Severance Benefit Plan).
(g)   Notwithstanding anything in this Agreement to the contrary, nothing contained herein, whether express or implied, shall be treated as an establishment, amendment or other modification of any Company Benefit Plan or any employee benefit plan of Parent or any of its Affiliates, or shall limit the right of Parent or any of its Affiliates to amend, terminate or otherwise modify any Company Benefit Plan or other employee benefit plan following the Closing Date. The Company and Parent acknowledge and agree that all provisions contained in this Agreement are included for their sole benefit, and that nothing in this Agreement, whether express or implied, shall create any third party beneficiary or other rights: (i) in any other Person, including any current of former Company Service Provider, any participant in any Company Benefit Plan or employee benefit plan of Parent or any of its Affiliates, or any dependent or beneficiary thereof, or (ii) to continued employment or service with Parent or any of its Affiliates or to any particular term or condition of employment or service.
Section 8.9   Tax Matters.   The Company and Parent shall (and shall, in the case of the Company, procure that its Subsidiaries and its and their Representatives shall and, in the case of Parent, procure that Parent and Bidco and their respective Representatives shall) provide such assistance and information as such other Party may reasonably request in connection with any matters relating to Tax in respect of the transactions contemplated by this Agreement, including in respect of any Tax clearances or Consents that any such Party may consider necessary or desirable in connection with the transactions contemplated by this Agreement (including in connection with any UK stamp duty or stamp duty reserve tax). The Company shall, as soon as reasonably practicable after the date hereof, apply for confirmation from His Majesty’s Revenue & Customs that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve tax. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of the Company’s obligations under this Agreement.
Section 8.10   Obligations of Bidco and Company Subsidiaries.
(a)   Parent shall take all actions necessary to cause Bidco to perform its obligations under this Agreement before and after the Effective Time, as applicable (including, with respect to Bidco, to consummate the transactions contemplated hereby upon the terms and subject to the conditions set forth in this Agreement).
(b)   The Company shall take all actions necessary to cause its Subsidiaries to perform their respective obligations under this Agreement before and after the Effective Time, as applicable.
Section 8.11   Certain Litigation.   The Company shall promptly advise Parent of any Legal Proceeding commenced after the date hereof against the Company or any of its directors or officers (in their capacity as such) by any Company Shareholder (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby, and shall keep Parent reasonably informed regarding any such Legal Proceeding. Subject to execution of a customary joint defense agreement, the Company shall give Parent the opportunity to consult with the Company regarding, and participate in, but not control, the defense of any such Legal Proceeding and if Parent does not exercise such right to participate, keep Parent fully and promptly informed with respect to such Legal Proceeding and all material developments relating thereto. The Company may not enter into any settlement agreement or offer or agree to any mooting disclosure in respect of such Legal Proceeding without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 8.12   Company Indebtedness.   Prior to the Closing, the Company shall, and shall cause its Subsidiaries to, deliver notices of prepayment and notices of termination of commitments (including any certifications or calculations to be provided therewith) relating to the prepayment in full of outstanding indebtedness under the Company Credit Agreement at the Closing. The Company and its Subsidiaries shall use their reasonable best efforts to (a) obtain and deliver to Parent prior to the Closing payoff letters in customary form from the lenders (or their applicable representatives) with respect to the Company Credit Agreement stating the amounts required to pay in full all indebtedness thereunder at the Closing and (b) obtain and deliver to Parent documents and filings in customary form acknowledging the termination of obligations and release of Liens related to the Company Credit Agreement upon the payoff of the outstanding indebtedness under the Company Credit Agreement. The Company shall use reasonable best efforts to assist Parent (and Parent shall use reasonable best efforts to assist the Company in connection therewith) in the prepayment in full of all indebtedness under the Company Credit Agreement and the termination of the Company Credit Agreement as of the Effective Time and the release any related Liens, guaranties and other credit support thereunder upon the occurrence of such prepayment (provided that no such prepayment shall be required that is not contingent on the occurrence of the Closing). Without limiting the generality of the foregoing, the Company and its Subsidiaries shall use reasonable best efforts to deliver to Parent at least three (3) Business Days prior to the Closing Date draft payoff letters, termination acknowledgments and release documentation, and the Company shall give due consideration to all reasonable comments thereto requested in writing by Parent or its counsel.
Section 8.13   Delisting.   Each of the Parties agrees to reasonably cooperate with the other Parties in taking, or causing to be taken, all actions necessary to delist the Company ADSs from NASDAQ and terminate their registration under the Exchange Act, provided that such delisting and termination shall not be effective until after the Effective Time.
Section 8.14   Switching.   Neither Bidco nor Parent may elect to implement the acquisition of the entire issued share capital of the Company as contemplated by this Agreement by means of a takeover offer within the meaning of section 974 of the Companies Act, or otherwise announce any such takeover offer in respect of the Company, at any time without the Company’s prior written consent (to be granted in the Company’s sole discretion).
Section 8.15   Certain Agreements.   The Company shall take the actions set forth on Schedule 8.15 to this Agreement.
Section 8.16   Regulatory Matters.   During the Pre-Closing Period, subject to applicable Law, the Company shall (a) provide Parent with reasonable advanced notice of any material meetings or scheduled conference calls, that the Company or any of its Subsidiaries has with any Governmental Authority with jurisdiction over the research, development, commercialization, manufacture, marketing or exploitation of any Company Product, or any advisory committee thereof, (b) promptly notify Parent of any material communication to the Company or its Subsidiaries from any such Governmental Authority or any advisory committee thereof with respect to any Company Product and (c) promptly furnish Parent with copies of all material correspondence, filings and written communications to be sent or received by the Company, its Subsidiaries and their respective Representatives to or from, as the case may be, any such Governmental Authority, any advisory committee thereof or its staff. Prior to attending any such material meeting, videoconference or call, or responding to or making any such material communication with respect to any of the foregoing, the Company shall, and shall, as necessary, cause its Representatives to, reasonably consult with Parent and consider in good faith the views and comments of Parent in connection with, and reasonably in advance of, any such material meeting, videoconference, call, response or communication, provided that any such views or comments are submitted by Parent to the Company within five (5) days following the Company’s notice to Parent of any of the foregoing.
ARTICLE IX
CONDITIONS TO THE TRANSACTION
Section 9.1   Conditions to the Obligations of Each Party to Effect the Transaction.   The respective obligations of each of Parent, Bidco and the Company to effect the Transaction shall be subject to the satisfaction of each of the following conditions, any and all of which may be waived in whole or in part by mutual consent of Parent, Bidco and the Company, to the extent permitted by applicable Law; provided that any condition relating to the absence of the imposition of a Burdensome Condition shall be solely to the benefit of Parent and Bidco and may be asserted only by, or waived only by, Parent in its sole discretion:
(a)   the Company Shareholder Approvals shall have been obtained;
(b)   the Scheme of Arrangement shall have been sanctioned by the Court;
(c)   (i) any waiting period (and extensions thereof) applicable to the Transaction under the HSR Act shall have expired or been terminated without the imposition of a Burdensome Condition (other than a Burdensome Condition that Parent, in its sole discretion, has determined to accept) and there shall not be in effect any voluntary agreement pursuant to which Parent and the Company have agreed not to consummate the Transaction and (ii) all other waivers, approvals and waiting periods under the Antitrust Laws specified in Section 9.1(c) of the Company Disclosure Letter with respect to the Transaction shall have been obtained, terminated or expired, in each case, without the imposition of a Burdensome Condition (other than a Burdensome Condition that Parent, in its sole discretion, has determined to accept); and
(d)   no Governmental Authority of competent and applicable jurisdiction shall have (i) enacted, issued or promulgated any Law that remains in effect and has the effect of (A) making the Transaction or the acquisition of Company Shares by Parent or Bidco illegal or prohibiting or otherwise preventing the Transaction or the acquisition of Company Shares by Parent or Bidco or (B) imposing a Burdensome Condition (other than a Burdensome Condition that Parent, in its sole discretion, has determined to accept) or (ii) issued or granted any Order that remains in effect and has the effects described in the preceding clauses (i)(A) or (i)(B).
Section 9.2   Conditions to the Obligations of Parent and Bidco to Effect the Transaction.   The respective obligations of Parent and Bidco to effect the Transaction shall be subject to the satisfaction of each of the following conditions, any and all of which may be waived in whole or in part by Parent, to the extent permitted by applicable Law:
(a)   the representations and warranties of the Company:
(i)   contained in Section 5.11(a) (No Company Material Adverse Effect) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of such date;
(ii)   contained in Section 5.2(a), Section 5.2(b) and Section 5.2(d) (Capitalization) shall be true and correct in all respects (except for any inaccuracies that individually or in the aggregate are de minimis) as of the date of this Agreement and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date);
(iii)   Section 5.2(c), Section 5.2(e) (Capitalization), Section 5.3 (Subsidiaries), Section 5.4 (Corporate Power; Enforceability), Section 5.5 (Company Board Approval), Section 5.6(a) (Company Shareholder Approvals), Section 5.8(a) (Non-Contravention with Company Organizational Documents), Section 5.13 (Brokers; Certain Expenses), Section 5.29 (Opinion of Financial Advisor of the Company) and Section 5.30 (Antitakeover Statutes and United Kingdom Takeover Code) (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) shall be true and correct in all material respects at and as of the date of this Agreement and as of the Closing Date as though made at and as of such date (except to the extent expressly made as of an earlier date, in which case as of such earlier date); and
(iv)   any other representation and warranty of the Company contained in Article V of the Agreement (without giving effect to any qualification as to “materiality” or Company Material Adverse Effect qualifiers set forth therein) shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case, at and as of such earlier date), except, in each case, where the failure to be so true and correct would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(b)   the Company shall have performed in all material respects the agreements and covenants required to be performed, or complied with, by it under the Agreement at or prior to the Effective Time;
(c)   since the date of this Agreement, there shall not have occurred and be continuing any Company Material Adverse Effect;
(d)   the Company shall have delivered to Parent a certificate, signed on behalf of the Company by its chief executive officer or chief financial officer, certifying that the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(c) have been satisfied; and
(e)   there shall not be pending any Legal Proceeding brought by a Governmental Authority under any Antitrust Law challenging the Transaction or seeking the outcome described in Section 9.1(d).
Section 9.3   Conditions to the Obligations of the Company to Effect the Transaction.   The obligations of the Company to effect the Transaction shall be subject to the satisfaction of each of the following conditions, any and all of which may be waived in whole or in part by the Company, to the extent permitted by applicable Law:
(a)   the representations and warranties of Parent and Bidco set forth in this Agreement shall be true and correct (without giving effect to any qualification as to “materiality” qualifiers set forth therein) as of the date of this Agreement and as of the Closing Date as though made as of such date (except to the extent expressly made as of an earlier date, in which case, at and as of such earlier date), except, in each case, where the failure to be so true and correct would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Bidco from performing its obligations under this Agreement or consummating the Transaction on a timely basis and in any event on or before the End Date;

(b)   Parent and Bidco shall have performed in all material respects the agreements and covenants required to be performed, or complied with, by them under the Agreement at or prior to the Effective Time; and
(c)   Parent shall have delivered to the Company a certificate, signed on behalf of Parent by an officer, certifying that the conditions set forth in Section 9.3(a) and Section 9.3(b) have been satisfied.
ARTICLE X
TERMINATION, AMENDMENT AND WAIVER
Section 10.1   Termination.   This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Time (it being agreed that the Party terminating this Agreement pursuant to this Section 10.1 shall give written notice of such termination to the other Party or Parties and that any termination by Parent also shall be an effective termination by Bidco):
(a)   by mutual written agreement of Parent and the Company;
(b)   by either Parent or the Company:
(i)   if the Effective Time shall not have occurred on or before 11:59pm E.T. on January 8, 2026 (such date and time, the “End Date”); provided, however, that if on the End Date any of the conditions set forth in Section 9.1(c) or Section 9.1(d) (to the extent relating to any Antitrust Law) shall not have been satisfied but all other conditions set forth in Article IX shall have been satisfied or waived or shall then be capable of being satisfied if the Closing were to take place on such date, then the End Date shall be automatically extended by an additional three month period (not to exceed two automatic extensions) pursuant to the terms hereof (unless mutually agreed between Parent and the Company); provided, further, that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to any Party (which shall include, in the case of Parent, Parent and Bidco) whose breach of its obligations under this Agreement has been a principal cause of the failure of the Effective Time to occur on or before the End Date; or
(ii)   if any court of competent jurisdiction or any other Governmental Authority of competent jurisdiction shall have issued any Order, or any Law shall be in effect that was enacted, promulgated or deemed applicable to the Transaction by any Governmental Authority of competent jurisdiction, in each case, permanently restraining, enjoining, preventing or otherwise prohibiting or making illegal the Transaction or the acquisition of Company Shares by Parent or Bidco or imposing a Burdensome Condition (other than a Burdensome Condition that Parent, in its sole discretion, has determined to accept), and, in each case, such Order or Law shall have become final and nonappealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to any Party (which shall include, in the case of Parent, Parent and Bidco) whose breach of its obligations under this Agreement has been a principal cause of the matters set forth in this Section 10.1(b)(ii);
(iii)   if the Scheme Meeting or the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Company Shareholder Approval voted on at such meeting shall not have been obtained; or
(iv)   if the Court declines or refuses to sanction the Scheme of Arrangement; provided that if an appeal has been submitted by either Parent or the Company in respect of any such decline or refusal, the right to terminate the Agreement pursuant to this Section 10.1(b)(iv) may not be exercised until such appeal has been denied in a final determination;
(c)   by the Company, in the event that:
(i)   (A) the Company is not in breach of this Agreement such that Parent has the right (or would have the right following notice and an opportunity to cure, if applicable) to terminate this Agreement pursuant to Section 10.1(d)(i), (B) Parent and/or Bidco shall have breached or otherwise failed to perform any of their respective covenants or agreements, or other obligations under this Agreement, or any of the representations and warranties of Parent and Bidco set forth in this

Agreement shall have become or been inaccurate, which breach, failure to perform or inaccuracy, individually or in the aggregate with other such breaches, failures to perform or inaccuracies, would reasonably be expected to prevent, materially delay or materially impair the ability of Parent or Bidco to perform its obligations under this Agreement or to consummate the transactions contemplated by this Agreement (including the Transaction) and (C) such breach, failure to perform or inaccuracy of Parent and/or Bidco is not capable of being cured by the End Date or is not cured within twenty (20) Business Days following the Company’s delivery of written notice to Parent of such breach, failure to perform or inaccuracy; or
(ii)   prior to obtaining the Company Shareholder Approvals, if (A) the Company Board (or a committee thereof) shall have determined to terminate this Agreement in accordance with the terms set forth in Section 7.3 (including that the Company has complied in all material respects with Section 7.2 and Section 7.3 in connection with the relevant Acquisition Proposal) in order to substantially concurrently with such termination enter into a definitive agreement with respect to a Superior Proposal and (B) the Company pays Parent the Termination Payment and (B) the Termination Payment payable to Parent pursuant to Section 10.3(c)(iii) is paid substantially concurrently with and as a condition to the effectiveness of such termination; or
(d)   by Parent in the event that:
(i)   (A) Parent and Bidco are not in breach of this Agreement such that the Company has the right (or would have the right following notice and an opportunity to cure, if applicable) to terminate this Agreement pursuant to Section 10.1(c), (B) the Company shall have breached or failed to perform any of its covenants or agreements or other obligations under this Agreement that would give rise to the failure of the condition set forth in Section 9.2(b) to be satisfied if such breach or failure to perform were continuing as of immediately prior to the Effective Time, or any of the representations and warranties of the Company set forth in this Agreement shall have become or been inaccurate and such inaccuracy would give rise to the failure of the condition set forth in Section 9.2(a) and (C) such breach, failure to perform or inaccuracy of the Company is not capable of being cured by the End Date or is not cured within twenty (20) Business Days following Parent’s delivery of written notice to the Company of such breach, failure to perform or inaccuracy; or
(ii)   (A) a Company Board Recommendation Change shall have occurred or (B) a takeover offer, tender offer or exchange offer constituting an Acquisition Proposal shall have been publicly commenced by a Person who is not an Affiliate or Representative of Parent and the Company fails to publicly reaffirm the Company Board Recommendation within ten (10) Business Days following the receipt of a written request from Parent to do so.
Section 10.2   Notice of Termination; Effect of Termination.   Any proper and valid termination of this Agreement pursuant to Section 10.1 shall be effective immediately upon the delivery of written notice by the terminating Party to the other Party or Parties, as applicable, specifying the provision or provisions pursuant to which such termination is being effected. In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall be of no further force or effect and there shall be no liability of any Party or Parties (or any director, officer, employee, Affiliate, agent or other Representative of such Party or Parties) to the other Party or Parties, as applicable, except (a) the penultimate sentence of Section 8.5, this Section 10.2, Section 10.3 and Article XI and the terms of the Confidentiality Agreement, each of which shall survive the termination of this Agreement, and (b) that nothing herein shall relieve any Party or Parties, as applicable, from any liability or damage resulting from any fraud or Willful Breach of this Agreement that occurs prior to such termination (which liability or damages the parties acknowledge and agree shall not be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the transactions contemplated hereby, and may include, subject to the last sentence of Section 11.8, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the Company Shareholders. Subject to the last sentence of Section 11.8, the parties hereto acknowledge and agree that, to the extent Parent or Bidco are required to pay damages in connection with the termination of this Agreement that exceeds the Company’s expenses or out-of-pocket costs incurred in connection with this Agreement and the transactions contemplated hereby, including any disputes related thereto, such excess represents an amount of damages payable in respect of losses suffered by the Persons who are Company Shareholders as of the date on which this Agreement is terminated in respect of Company Shares.
Section 10.3   Fees and Expenses.
(a)   General.   Except as set forth in this Section 10.3, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party or Parties, as applicable, incurring such expenses whether or not the Transaction is consummated; provided that Parent shall pay all filing fees payable pursuant to the HSR Act or any other Antitrust Laws.
(b)   Transfer Taxes.   All transfer, documentary, sales, use, stamp, registration, value-added and other similar Taxes and fees (the “Transfer Taxes”) incurred in connection with the transaction contemplated by this Agreement and the transactions contemplated hereby shall be timely paid by Parent and Bidco . Parent and Bidco shall timely prepare and file, at their expense, all Tax Returns and other documentation with respect to such Transfer Taxes.
(c)   Termination Payment.   The Company shall pay to Parent the Termination Payment, by wire transfer of immediately available funds to an account or accounts designated in writing by Parent, in the event that:
(i)   (A) this Agreement is terminated by Parent or the Company (1) pursuant to Section 10.1(b)(i) (End Date), (2) pursuant to Section 10.1(b)(iii) (Company Shareholder Approval) or (3) pursuant to Section 10.1(b)(iv) (Scheme of Arrangement), (B) following the execution and delivery of this Agreement and prior to the Company Shareholder Meetings, an Acquisition Proposal (whether or not conditional and whether or not withdrawn) shall have been publicly announced or shall have become publicly disclosed and (C) within twelve (12) months following such termination of this Agreement, (x) the Company enters into a definitive agreement with any third party with respect to an Acquisition Proposal or (y) an Acquisition Proposal is consummated, in which case the Company Termination Payment shall be payable concurrently with the earlier of the Company’s entry into a definitive agreement with respect to and the consummation of such Acquisition Proposal;
(ii)   this Agreement is terminated by Parent or the Company pursuant to Section 10.1(b)(iv) (Scheme of Arrangement), if the Company shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Company Board favors or approves of any Acquisition Proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing, in which case the Termination Payment shall be payable substantially concurrently with and as a condition to the effectiveness of the termination of this Agreement in the case of a termination by the Company or as promptly as practicable (and, in any event, within two (2) Business Days following such termination) in the case of a termination by Parent;
(iii)   this Agreement is terminated by the Company pursuant to Section 10.1(c)(ii) (Superior Proposal), in which case the Termination Payment shall be payable substantially concurrently with and as a condition to the effectiveness of termination; or
(iv)   this Agreement is terminated by Parent pursuant to Section 10.1(d)(ii) (Company Board Recommendation Change), in which case the Termination Payment shall be payable within two (2) Business Days after such termination.
For purposes of the references to an “Acquisition Proposal” or an “Acquisition Transaction” in Section 10.3(c)(i), all references in the definition of “Acquisition Transaction” to “twenty percent (20%)” and “seventy-five percent (75%)” shall each be deemed to be references to “fifty percent (50%).”
(d)   Single Payment Only.   Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and hereby agree that in no event shall the Company be required to pay the Termination Payment on more than one (1) occasion, whether or not the Termination Payment may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.
(e)   Termination Payment as Exclusive Remedy.   The Parties acknowledge that the agreements contained in Section 10.3(c) are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty, and that, without these agreements, the Parties would not enter into this Agreement. In the event the Agreement is terminated under the circumstances in which the Termination Payment is paid, the payment by the Company of the Termination Payment pursuant to Section 10.3(c) (including, in each case, any additional amount payable pursuant to this Section 10.3(e)) shall be the sole and exclusive remedy of Parent, Bidco and each other Parent Related Party. If the Company fails to timely pay any amount due pursuant to this Section 10.3, and, in order to obtain the payment, Parent commences a Legal Proceeding which results in a judgment against the Company for the payment set forth in this Section 10.3, the Company shall pay Parent its reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) incurred in prosecuting such Legal Proceeding, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received. Notwithstanding the foregoing or anything to the contrary elsewhere in this Agreement, payment of the Termination Payment will not relieve the Company from liability for, or limit the damages to which Parent or Bidco may be entitled in the case of, any fraud or Willful Breach.
ARTICLE XI
GENERAL PROVISIONS
Section 11.1   Survival of Representations, Warranties and Covenants.   The representations, warranties and covenants of the Company, Parent and Bidco contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time or are to be performed (in whole or in part) following the Effective Time shall survive the Effective Time in accordance with their respective terms.
Section 11.2   Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) upon receipt when delivered by hand, (b) upon confirmed delivery if being sent by registered mail or by courier or express delivery service or (c) if sent by email, upon transmission (provided that no “bounce back” or similar message of non-delivery is received with respect thereto), in each case, to the intended recipient as set forth below (or to such other recipient or address as designated in a written notice to the other Parties in accordance with this Section 11.2):
(a)   if to Parent or Bidco, to:
Merck Sharp & Dohme LLC
126 East Lincoln Avenue
P.O. Box 2000
Rahway, New Jersey 07065 USA
Attention: Office of Secretary
E-mail: [***]
with a copy (which shall not constitute notice) to:
Merck Sharp & Dohme LLC
126 East Lincoln Avenue
P.O. Box 2000
Rahway, New Jersey 07065 USA
Attention: Senior Vice President, Business Development

with a copy (which shall not constitute notice) to:
Freshfields US LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Attention: Damien Zoubek; Jenny Hochenberg
Email: damien.zoubek@freshfields.com; jenny.hochenberg@freshfields.com if to the Company, to:
Verona Pharma plc
3 More London Riverside
London SE1 2RE United Kingdom
Attn: Andrew Fisher
Email: [***]
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
200 Clarendon Street
Boston, MA 02116
Attn: Peter Handrinos, Scott Shean, Sam Newhouse and Douglas Abernethy
Email:
peter.handrinos@lw.com, scott.shean@lw.com, samuel.newhouse@lw.com and douglas.abernethy@lw.com

Section 11.3   Amendment.   To the extent permitted by applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the Parties at any time prior to the Effective Time by execution of an instrument in writing signed on behalf of each of Parent, Bidco and the Company; provided that after the Company Shareholder Approvals have been obtained, there shall be no amendment or waiver that would require the further approval of the Company Shareholders under applicable Law without such approval having first been obtained.
Section 11.4   Extension; Waiver.   At any time and from time to time prior to the Effective Time, any Party or Parties (it being agreed that any extension or waiver by Parent also shall be an effective extension or waiver by Bidco) may, to the extent permitted by applicable Law and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party or Parties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such Party or Parties contained herein. Any agreement on the part of a Party or Parties to any such extension or waiver (it being agreed that any agreement to an extension or waiver by Parent also shall be an effective extension or waiver by Bidco) shall be valid only if set forth in an instrument in writing signed on behalf of such Party or Parties, as applicable. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.
Section 11.5   Assignment.   No Party may assign (by operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that Parent and Bidco may assign, in their sole discretion, any and all of their rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve the assigning Party of its obligations under this Agreement if such assignee does not perform such obligation. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement will be void ab initio.
Section 11.6   Confidentiality.   Parent, Bidco and the Company hereby acknowledge that Parent and the Company have previously executed a Confidentiality Agreement, dated as of February 4, 2025 (the “Confidentiality Agreement”), which will continue in full force and effect in accordance with its terms.
Section 11.7   Entire Agreement.   This Agreement (including any schedules, annexes and exhibits hereto) and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, including the Company Disclosure Letter and the Annexes hereto, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof; provided, however, that the Confidentiality Agreement shall not be superseded, shall survive any termination of this Agreement and shall continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Confidentiality Agreement expires in accordance with its terms or is validly terminated by the Parties thereto.
Section 11.8   Third Party Beneficiaries.   Notwithstanding anything herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement, except (a) as set forth in or contemplated by the terms and provisions of Section 8.7, (b) from and after the Effective Time, the rights of Company Shareholders and the holders of Company Equity Awards to receive the Consideration and the Company Equity Award Consideration as provided in Article III and (c) the Company Related Parties’ limitations on liability (and other protections arising from the covenants not to sue and related provisions) set forth in Section 10.3(e).
Section 11.9   Severability.   In the event that any term or other provision of this Agreement, or the application thereof, is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Transaction be effected as originally contemplated to the fullest extent possible.
Section 11.10   Remedies.
(a)   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy.
(b)   The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by the Company, on the one hand, or Parent or Bidco, on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and Parent and Bidco, on the other hand, shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The Company, on the one hand, and Parent and Bidco, on the other hand, hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such Party (or Parties), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party (or Parties) under this Agreement. Any Party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a Party in the case of a breach of this Agreement involving Willful Breach or fraud; provided, however, that in no event shall Parent or Bidco be entitled to both the payment of the Termination Payment, on the one hand, and specific performance that results in the occurrence of the Closing and the consummation of the Transaction, on the other hand.

Section 11.11   Governing Law.   This Agreement, including any claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance thereof or the transactions contemplated hereby, shall be governed by and construed and enforced in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware; provided, however that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of the Company shall in each case of the foregoing clauses (a) and (b) be governed by, and construed in accordance with, the Laws of England and Wales.
Section 11.12   Consent to Jurisdiction.   Each of the Parties (a) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 11.2 or in such other manner as may be permitted by applicable Law, and nothing in this Section 11.2 shall affect the right of any Party to serve legal process in any other manner permitted by applicable Law, (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby, or for recognition and enforcement of any judgment in respect thereof, (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (d) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, the state or federal courts in the State of Delaware), (e) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same and (f) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the aforesaid courts. Each of Parent, Bidco and the Company agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law. Notwithstanding the foregoing in this Section 11.12, the Scheme of Arrangement shall be subject to the jurisdiction of the Court and any appellate courts therefrom, and not that of the above named courts.
Section 11.13   WAIVER OF JURY TRIAL.   EACH OF PARENT, BIDCO AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF PARENT, BIDCO OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 11.14   Disclosure Letter References.   The Parties agree that the disclosure set forth in any particular section or subsection of the Company Disclosure Letter shall be deemed to be an exception to (or, as applicable, a disclosure for purposes of) (a) the representations and warranties (or covenants, as applicable) of the Company that are set forth in the corresponding section or subsection of this Agreement and (b) any other representations and warranties (or covenants, as applicable) of the Company that are set forth in this Agreement, but in the case of this clause (b) only if the relevance of that disclosure as an exception to (or a disclosure for purposes of) such other representations and warranties (or covenants, as applicable) is reasonably apparent on the face of such disclosure. The mere inclusion of an item in the

Company Disclosure Letter as an exception to a representation or warranty or covenant shall not be deemed an admission that such item represents a material exception or material fact, event or circumstance or that such item is material or constitutes a Company Material Adverse Effect, and no reference to, or disclosure of, any item or other matter in the Company Disclosure Letter shall necessarily imply that any other undisclosed matter or item having a greater value or significance is material.
Section 11.15   No Presumption Against Drafting Party.   Each of Parent, Bidco and the Company acknowledges that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
Section 11.16   Counterparts.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that all Parties need not sign the same counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission, including by e-mail attachment, shall be effective as delivery of a manually executed counterpart of this Agreement.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.
MERCK SHARP & DOHME LLC
By:
/s/ Kelly Grez

Name:
Kelly Grez

Title:
Secretary

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.
VOL HOLDINGS LLC
By:
/s/ Jon Filderman

Name:
Jon Filderman

Title:
Vice President

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.
VERONA PHARMA PLC
By:
/s/ David Zaccardelli, Pharm. D

Name:
David Zaccardelli, Pharm. D

Title:
President and Chief Executive Officer

ANNEX A
FORM OF SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE CR [•]
BUSINESS AND PROPERTY COURTS
OF ENGLAND AND WALES
COMPANIES COURT (ChD)
IN THE MATTER OF VERONA PHARMA PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
VERONA PHARMA PLC
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)
(A)
In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition” means the proposed acquisition by Bidco (and/or, at Parent’s election (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued and to be issued share capital of the Company;
“Applicable Law” means, with respect to any person, any and all applicable federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, ordinance, code, rule, regulation, ruling or other legal requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Authority;
“Bidco” means Vol Holdings LLC;
“Bidco Group” means Bidco, Parent and any direct or indirect Subsidiary of Parent from time to time;
“Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York, New York, or London, England are authorised or required by Applicable Law to close;
“certificated” or “in certificated form” means a share or security of the Company which is not in uncertificated form;
“Companies Act” means the Companies Act 2006 as amended from time to time;
“Company” means Verona Pharma plc;
“Company ADSs” means American depositary shares, each of which represents, as of the date hereof, a beneficial ownership interest in eight (8) Company Shares on deposit with the Depositary or its

Custodian or other nominee under the Deposit Agreement, subject to the terms and conditions of the Deposit Agreement, and “Company ADS” shall be construed accordingly;
“Company Equity Plan” means the Verona Pharma 2017 Incentive Award Plan, as amended and/or restated from time to time;
“Company Options” means an option to purchase Company Shares or Company ADSs granted under the Company Equity Plan;
“Company Payment Fund” has the meaning given to it in paragraph 5.3;
“Company PRSU Award” means any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has ever been subject to performance-based vesting or forfeiture conditions;
“Company RSU Award” means any award of restricted share units with respect to Company Shares or Company ADSs granted under the Company Equity Plan that has only been subject to time-based vesting or forfeiture conditions and not performance-based vesting or forfeiture conditions;
“Company Shares” means the ordinary shares in the capital of the Company, each with a nominal value of £0.05 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary, the Custodian or their respective nominees in accordance with the Deposit Agreement);
“Consideration” has the meaning given to it in paragraph 2.1;
“Court” means the High Court of Justice of England and Wales;
“Court Order” means the order of the Court sanctioning this Scheme under section 899 of the Companies Act;
“CREST” means the system for the paperless settlement of trades in securities and the holding of uncertificated securities operated by Euroclear in accordance with the Relevant System of which Euroclear is the “Operator” (as such term is defined in the Regulations);
“Custodian” means the “Custodian” of the deposited property under and as such term is defined in the Deposit Agreement;
“Deposit Agreement” means the deposit agreement dated as of 2 May 2017 by and among the Company, the Depositary and all holders and beneficial owners of the Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;
“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” under and as such term is defined in the Deposit Agreement;
“Depositary Shareholder” has the meaning given to it in paragraph 6.1;
“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of Members of the Company) is the Depositary or its Custodian or other nominee under the Deposit Agreement holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;
[“DR Depositary” means a person whose business is or includes issuing depositary receipts for relevant securities and chargeable securities for the purpose of section 67(6) and section 93(3) of the Finance Act 1986];
“DR Nominee” means such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Bidco may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme;
“Effective Date” means the date on which this Scheme becomes effective in accordance with paragraph 9.1;

“Effective Time” means the time on the Effective Date at which this Scheme becomes effective in accordance with paragraph 9.1;
“Euroclear” means Euroclear UK & Ireland Limited, incorporated in England and Wales with registered number 02878738;
“Excluded Shares” means:
(i)
any Company Shares which are registered in the name of or beneficially owned by Bidco or by any member of the Bidco Group or by any of their respective nominees; and

(ii)
any Company Shares held in treasury;

“Governmental Authority” means (a) any government, (b) any governmental or regulatory entity, body, department, commission, subdivision, board, administrative agency or instrumentality, (c) any court, tribunal, judicial body or an arbitrator or arbitration panel, or (d) any non-governmental self-regulatory agency, securities exchange, commission or authority, in each of (a) through (d) whether supranational, national, federal, state, county, municipal or provincial, and whether local, domestic or foreign.;
“holder” means a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date” means close of business on [•] , being the latest practicable date prior to the date of this Scheme;
“Lien” means, any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance or other restriction of similar nature (including any restriction on the transfer of any security or other asset, or any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset);
“Member” means a member of the Company on the register of members on any relevant date;
“Nasdaq” means The Nasdaq Global Market;
“Order” means any order, judgment, award, decision, decree, injunction, ruling, writ or assessment of any Governmental Authority (whether temporary, preliminary or permanent) that is binding on any person or its property under Applicable Law;
“Parent” means Merck Sharp & Dohme LLC;
“Paying Agent” means such entity as is appointed by Bidco as paying agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;
“Payor” has the meaning given to it in paragraph 7;
“person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organisation, entity or Governmental Authority;
“Regulations” means the Uncertificated Securities Regulations 2001 (SI 2001 No. 3755), as amended from time to time;
“Relevant System” means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the Regulations;
“Remnant Shares” means the Scheme Shares excluding the Depositary Shares;
“Scheme” means this scheme of arrangement in its present form or with or subject to any modification, addition or condition which (a) Bidco, Parent and the Company mutually agree and which (if required)

is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Bidco, Parent and the Company each acting reasonably and in good faith;1
“Scheme Meeting” means such meeting(s) (and any adjournment or postponement thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme;
“Scheme Record Time” means 6.00 p.m. on the Business Day immediately prior to the Effective Date;
“Scheme Shareholders” means the holders of the Scheme Shares whose names appear in the register of Members of the Company at the Scheme Record Time;
“Scheme Shares” means the Company Shares:
(i)
in issue at the date of this Scheme;

(ii)
(if any) issued after the date of this Scheme and prior to the Voting Record Time; and

(iii)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme.

in each case, remaining in issue at the Scheme Record Time but excluding any Excluded Shares;
“Subsidiary” of any person means (a) a corporation more than fifty percent (50%) of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such person or by one or more other Subsidiaries of such person or by such person and one or more other Subsidiaries thereof, (b) a partnership of which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (c) a limited liability company of which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member and has the power to direct the policies, management and affairs of such company or (d) any other person (other than a corporation, partnership or limited liability company) in which such person or one or more other Subsidiaries of such person or such person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof and “Subsidiaries” shall be construed accordingly;
“Transaction Agreement” means the transaction agreement by and among Bidco, Parent and the Company dated as of July 8, 2025, agreeing to certain matters in connection with the Acquisition and the matters contemplated by this Scheme, as it may be amended from time to time;
“uncertificated” or “in uncertificated form” means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System; and
“Voting Record Time” means 6.30 p.m. on the day which is two days (excluding non-working days in the United Kingdom) prior to the date of the Scheme Meeting or, if the Scheme Meeting is adjourned, 6.30 p.m. on the day which is two days (excluding non-working days in the United Kingdom) before the day of such adjourned meeting.
(B)
“U.S. dollar” or “$” means the lawful currency of the United States of America.

(C)
“£” means the lawful currency of the United Kingdom.

(D)
References to paragraphs and sub-paragraphs are to paragraphs and sub-paragraphs of this Scheme.

(E)
As at the Latest Practicable Date, the issued share capital of the Company was [•] Company Shares, all of which are credited as fully paid up and [none] [•] of which were held in treasury.

1
All settlement mechanics remain subject to review and revision, including based on discussions with the Paying Agent and Depositary following signing of the Transaction Agreement.

(F)
As at the Latest Practicable Date: (i) Company Options to purchase [•] Company Shares (represented by [•] Company ADSs) were outstanding; (ii) [•] Company Shares (represented by [•] Company ADSs) were subject to issuance pursuant to outstanding Company RSU Awards (and there were no dividend equivalent payments with respect to Company RSU Awards that had been accumulated or retained by the Company until the vesting or settlement of such awards), (iii) [•] and [•] Company Shares (represented by [•] and [•] Company ADSs) were subject to outstanding PRSU Awards assuming target- and maximum-level performance, respectively (and there were no dividend equivalent payments with respect to Company PRSU Awards that had been accumulated or retained by the Company until the vesting or settlement of such awards) and (iv) [•] additional Company Shares (represented by [•] Company ADSs) were reserved for future issuance pursuant to the Company Equity Plan.

(G)
As at the Latest Practicable Date, no Company Shares are registered in the name of or beneficially owned by Bidco or any other member of the Bidco Group.

(H)
Bidco and Parent have agreed, in each case subject to the terms of the Transaction Agreement, to appear by counsel at the hearing to sanction this Scheme and to be bound by, and to undertake to the Court to be bound by, the terms of this Scheme and to execute and do, or procure to be executed and done, all such documents, acts and things as may be necessary or desirable to be executed or done by them for the purposes of giving effect to this Scheme.

(I)
References to times are to the time in London, England.

Scheme
1.
Transfer of the Scheme Shares

1.1
Upon and with effect from the Effective Time, Bidco (and/or, at Parent’s election , (i) in respect of any or all of the Remnant Shares, its nominee(s) and (ii) in respect of the Depositary Shares, the DR Nominee) shall, in accordance with paragraph 1.2, acquire all of the Scheme Shares fully paid, with full title guarantee, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

1.2
For the purposes of such acquisition:

1.2.1
the Depositary Shares shall be transferred to Bidco (and/or, at Parent’s election, the DR Nominee [as nominee for the DR Depositary]) by means of a separate form (or forms) of transfer or other instrument(s) or instruction(s) of transfer[(and, upon any such transfer to the DR Nominee, the DR Depositary shall issue one or more depositary receipts in respect of such shares to Bidco);]

1.2.2
the Remnant Shares shall be transferred to Bidco (and/or, at Parent’s election in respect of any number of Remnant Shares, such of its nominee(s) as are agreed between Parent and the Company) by means of a separate form (or forms) of transfer or other separate instrument(s) or instruction(s) of transfer; and

1.2.3
to give effect to such transfers, any person may be appointed by Bidco as attorney or agent and shall be authorised as such attorney and/or agent on behalf of each of the Scheme Shareholders concerned to execute and deliver as transferor such form(s) of transfer or other instrument(s) or instruction(s) of transfer of, or otherwise give any instruction(s) to transfer the Scheme Shares and every form, instrument or instruction of transfer so executed or instruction so given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

1.3
From the Effective Time and pending the transfer of the Scheme Shares pursuant to paragraphs 1.1 and 1.2, each Scheme Shareholder:

1.3.1
irrevocably appoints Bidco (and/or its nominee(s) and/or each of their agents and directors) as its attorney and/or agent:

1.3.1.1
to exercise or direct the exercise of (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to the Scheme Shares and any or all other rights and privileges attaching to the Scheme Shares (including the right to requisition the convening of a general meeting of the Company or of any class of its shareholders); and

1.3.1.2
to sign on behalf of such Scheme Shareholder such documents, and to do such things, as may, in the opinion of Bidco and/or its nominee(s) and/or each of their respective agents and directors (in each case acting reasonably), be necessary or desirable in connection with the exercise of any voting rights and any or all rights and privileges attaching to such Scheme Shares (including, without limitation, any consent to short notice of a general or separate class meeting or form of proxy or forms of proxy in respect of such Scheme Shares appointing any person nominated by Bidco and/or its nominee(s) to attend general and separate class meetings of the Company);

1.3.2
authorises the Company and/or its agents to send to Bidco and/or its nominee(s) any notice, circular, warrant or other document or communication which may be required to be sent to them as a Member (including any share certificate(s) or other document(s) of title issued as a result of any conversion of their Scheme Shares into certificated form); and

1.3.3
agrees not to exercise any voting rights or any other rights attaching to the relevant Scheme Shares without the consent of Bidco, and irrevocably undertakes not to appoint a proxy or representative for or to attend any general meeting or separate class meeting of the Company.

1.4
The authorities granted by each Scheme Shareholder pursuant to paragraph 1.2 and paragraph 1.3 shall be treated for all purposes as having been granted by deed.

2.
Consideration for the Scheme Shares

2.1
In consideration for the transfer of the Scheme Shares as provided in paragraphs 1.1 and 1.2, Bidco shall, subject as hereinafter provided pay, or procure that there shall be paid, a cash amount to or for the account of each Scheme Shareholder (as appearing in the register of Members of the Company at the Scheme Record Time):

$13.375 in cash for each Scheme Share held by the Scheme Shareholder at the Scheme Record Time (the “Consideration”).
2.2
If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred, then the amount of the Consideration shall be appropriately adjusted to provide to Bidco and the Scheme Shareholders the same economic effect as contemplated by this Scheme prior to such event.

3.
Share certificates and register of Members

3.1
With effect from and as of the Effective Time, all certificates representing Scheme Shares in certificated form shall cease to have effect as documents of title to the Scheme Shares comprised therein and each Scheme Shareholder shall be bound, at the request of Bidco, to deliver up the same to Bidco or to any person appointed by Bidco to receive the same or, as Bidco may direct, to destroy the same.

3.2
With effect from and as of the Effective Time, the Company shall procure that Euroclear shall be instructed to cancel or transfer the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation, the Company shall procure that such entitlements to Scheme Shares are rematerialised.

3.3
As soon as reasonably practicable after the Effective Time and subject to the completion of such transfers, forms, instruments or instructions as may be required in accordance with paragraph 1 and the payment of any UK stamp duty thereon (to the extent required), the Company shall procure that appropriate entries shall be made in the register of Members of the Company to reflect the transfer of the Scheme Shares in accordance with paragraph 1.

4.
Appointment of Paying Agent

Prior to the Effective Time, Bidco shall appoint the Paying Agent to effect the technical implementation of the settlement of the Consideration to (i) all Scheme Shareholders other than the Depositary Shareholder, and (ii) at Bidco’s option, the Depositary Shareholder.
5.
Settlement of Consideration in relation to Remnant Shares

5.1
This paragraph 5 shall only apply in relation to the settlement of Consideration in respect of Remnant Shares to Scheme Shareholders other than the Depositary Shareholder.

5.2
At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time), Bidco shall procure the deposit with the Paying Agent, for the benefit of the Scheme Shareholders (other than the Depositary Shareholder) cash in an amount equal to the aggregate amount of Consideration less the Consideration due to the Depositary Shareholder.

5.3
All cash deposited with the Paying Agent pursuant to paragraph 5.2 for the benefit of Scheme Shareholders (other than the Depositary Shareholder) shall hereinafter be referred to as the “Company Payment Fund”, provided that, to the extent that Bidco elects to utilise the Paying Agent for the delivery and/or payment of the Consideration to the Depositary Shareholder pursuant to paragraph 6.2, such Consideration will also form part of the Company Payment Fund.

5.4
In respect of the settlement of the Consideration pursuant to this paragraph 5, Bidco shall cause the Paying Agent to, as soon as practicable after the Effective Time (and in any event no later than five (5) Business Days after the Effective Time):

5.4.1
in the case of Remnant Shares which at the Scheme Record Time are in certificated form, despatch or procure to be despatched to each person entitled thereto payment by way of cheque in accordance with the provisions of paragraph 5.6 for the aggregate Consideration payable to that person pursuant to paragraph 2.1;

5.4.2
in the case of Remnant Shares which at the Scheme Record Time are in uncertificated form, procure that Euroclear is instructed to create an assured payment obligation in favour of the payment bank of the persons entitled thereto in accordance with the CREST assured payment arrangements for the sums payable to that person pursuant to paragraph 2.1, provided that Bidco reserves the right to make payment of the said sums by cheque as set out in clause 5.4.1 if for any reason it wishes to do so.

5.5
As from the Scheme Record Time, each holding of Remnant Shares credited to any stock account in CREST shall be disabled and all Remnant Shares will be removed from CREST in due course.

5.6
Any physical deliveries by the Paying Agent or by any other person to the Scheme Shareholders (other than the Depositary Shareholder) pursuant to this Scheme (whether of cheques, notices, documents of title, certificates or otherwise) shall be effected by sending the same by post to the applicable Scheme Shareholders entitled thereto at their respective registered addresses as appearing in the register of Members of the Company at the Scheme Record Time or, in the case of joint holders, to the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time. None of the Company, Bidco, any member of the Bidco Group, the Paying Agent or the DR Nominee or any of their respective agents or nominees shall be responsible for any loss or delay in the transmission of any cheques or payments, notices, documents of title, certificates or any other documents sent in accordance with this paragraph 5.6 which shall be sent at the risk of the person or persons entitled thereto.
5.7
All cheques delivered by the Paying Agent pursuant to this Scheme shall be in U.S. dollars and drawn on a United States of America clearing bank and shall be made payable to the person to whom, in accordance with the foregoing provisions of this paragraph 5, the cheque is sent (save that, in the case of joint holders, Bidco and the Paying Agent reserve the right to make the cheque payable to the holder whose name stands first in the register of Members of the Company), and the encashment of any such cheque shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) the monies represented thereby. The creation of an appropriate assured payment obligation as set out in paragraph 5.5 shall be a complete discharge of Bidco’s obligations under this Scheme with reference to cash payments through CREST.

5.8
Any portion of the Company Payment Fund which has not been transferred to the Scheme Shareholder to which it is due within twelve (12) months of the Effective Date shall be delivered to Bidco or its designee(s) as soon as practicable after such twelve (12) month period expires to be held by Bidco or such person as Bidco may nominate on behalf of such Scheme Shareholders (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders). Bidco or such person as Bidco may nominate shall (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) hold the consideration due to such Scheme Shareholders for a period of twelve (12) years from the Effective Date, in a separate, interest-bearing bank account, and such Scheme Shareholders may (subject to the legal requirements of any jurisdiction relevant to such Scheme Shareholders) claim the consideration due to them (plus any interest accrued on such consideration, but net of any expenses or taxes) by written notice to Bidco in a form which Bidco determines evidences their entitlement to such consideration at any time during the period of twelve (12) years from the Effective Date.

6.
Settlement of Consideration in relation to Depositary Shares

6.1
This paragraph 6 shall only apply in relation to the settlement of Consideration in respect of Depositary Shares to the Scheme Shareholder which is the holder (as shown in the register of Members of the Company) of the Depositary Shares (the “Depositary Shareholder”).

6.2
At or as promptly as practicable following the Effective Time, and in any event no later than the Business Day after the Effective Time, Bidco shall (or shall procure that the Paying Agent shall) pay to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) cash in an amount equal to the aggregate Consideration payable to the Depositary Shareholder pursuant to paragraph 2.1.

6.3
As from the Scheme Record Time, each holding of Depositary Shares credited to the Depositary Shareholder’s stock account in CREST shall be disabled and all Depositary Shares will be removed from CREST in due course.

6.4
All cash payments to the Depositary Shareholder (or, if so nominated by the Depositary Shareholder at least ten (10) Business Days before the Effective Date, the Depositary) pursuant to this paragraph 6 shall be transferred by Bidco (or, at Bidco’s direction, by the Paying Agent or any nominee of Bidco) in U.S. dollars to such bank account as the Depositary Shareholder shall inform Bidco of in writing at least ten (10) Business Days prior to the Effective Date. Such transfer shall be a complete discharge of Bidco’s obligations under this Scheme to pay (or procure the payment of) such monies. Neither Bidco nor any member of Bidco’s Group nor the Paying Agent nor the Company shall have any responsibility or liability under this Scheme for the onward distribution or transmission to the holders of Company ADSs, or to any other person, of the Consideration due to the Depositary Shareholder (it being understood that this sentence does not affect the Company’s obligations under the Deposit Agreement).

7.
Withholding

7.1
Notwithstanding anything in this Scheme to the contrary, each of Bidco, Parent, any DR Nominee, the Paying Agent and their respective agents or nominees (each a “Payor”) shall be entitled to deduct and withhold from any payment pursuant to this Scheme amounts, if any, that such Payor is required to deduct and withhold with respect to the making of such payment under Applicable Law.

7.2
To the extent that amounts are so deducted and withheld in accordance with paragraph 7.1, such deducted and withheld amounts shall be:

7.2.1
remitted to the applicable taxing authority, if required by and in accordance with Applicable Law; and

7.2.2
treated for the purposes of this Scheme as having been paid to the person in respect of which such deduction and withholding was made.

8.
Cessation of rights

8.1
With effect from and on the Effective Time, the Scheme Shareholders shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the Consideration in exchange for the Scheme Shares in accordance with this Scheme.

9.
Mandates and dividends

9.1
All mandates relating to the payment of dividends on any Scheme Shares and other instructions (including communications preferences) given to the Company by Scheme Shareholders in force at the Scheme Record Time relating to Scheme Shares shall, as from the Effective Date, cease to be valid.

10.
Effective Time

10.1
This Scheme shall become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration.

10.2
Unless this Scheme shall have become effective on or before the End Date (as defined in the Transaction Agreement) or such later date as the Company, Bidco and Parent may agree and the Court may allow, this Scheme shall never become effective.

11.
Modification

The Company, Bidco and Parent may jointly consent on behalf of all persons concerned to any modification of or addition to this Scheme or to any condition which the Court may think fit to approve or impose.
12.
Governing law

This Scheme, and all rights and obligations arising out of or in connection with it, are governed by the laws of England and Wales and are subject to the exclusive jurisdiction of the English courts.
Dated: [•] 2025

ANNEX B
FORM OF COMPANY SHAREHOLDER RESOLUTION
SPECIAL RESOLUTION
THAT, for the purpose of giving effect to the scheme of arrangement dated [•] between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a print of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed from time to time (including, for the avoidance of doubt, after the date of this Resolution) between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the High Court of Justice of England and Wales (the “Court”), or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith (the “Scheme”):
(A)
the directors of the Company (or a duly authorised committee of the directors) be and are hereby authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article [44]:

“[44] Scheme of Arrangement
(i)
In this article, references to the “Scheme” are to the scheme of arrangement under Part 26 of the UK Companies Act 2006 between the Company and the holders of Scheme Shares dated [•] in its original form or with or subject to any modification, addition or condition as may be agreed between the Company, Vol Holdings LLC (the “Buyer”) and Merck Sharp & Dohme LLC (“Parent”) and which (if required) is approved by the Court, or which is otherwise imposed by the Court and is mutually acceptable to the Company, the Buyer and Parent each acting reasonably and in good faith and, save as defined in this article, expressions defined in the Scheme shall have the same meanings in this article.

(ii)
Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues any shares (other than to any member of the Bidco Group or a nominee of any such person (each such person, a “Buyer Company”)) at or after the Voting Record Time but before the Scheme Record Time, such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes of the Scheme) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.

(iii)
Subject to the Scheme becoming effective, and notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred to any person other than a Buyer Company (a “New Member”) after the Scheme Record Time (such shares the “Post-Scheme Shares”), such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will be obliged, upon the Scheme becoming effective (or, if later, upon the issue or transfer of the Post-Scheme Shares to such New Member), to transfer immediately all of its Post-Scheme Shares free of all Liens to the Buyer (or to such other person as may be nominated by the Buyer) who shall be obliged to acquire (or procure the acquisition by such other person of) all of the Post-Scheme Shares. In exchange for the transfer of the Post-Scheme Shares, the Buyer (or such other person as has been nominated by the Buyer) shall pay or procure the payment to the New Member of the same Consideration that the New Member would have been entitled to receive pursuant to the Scheme had each Post-Scheme Share been a Scheme Share.

(iv)
If, after the Effective Time, the Company Shares shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date falling after the Effective Time, or any similar event shall have occurred, then the amount of any Consideration due to a New Member for each Post-Scheme Share pursuant to Article [44](iii) above shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to provide the Buyer and the New Members holding any Post-Scheme Share(s) with the same economic effect as contemplated by the Scheme prior to such event. References in this article to shares shall, following such adjustment, be construed accordingly.
(v)
To give effect to any transfer of Post-Scheme Shares required by this article, the Company may appoint any person as attorney and agent (the “agent”) for the New Member to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Buyer (or such other person as the Buyer may nominate) and do all such other things and execute and deliver all such documents as may in the opinion of the agent be necessary or desirable to vest the Post-Scheme Shares in the Buyer (or such other person as the Buyer may nominate) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as the Buyer may direct. If an agent is so appointed, the New Member shall not thereafter be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed in writing by the Buyer, and the Company may send to the agent any notice, circular, warrant or other document or communication that may otherwise be required to be sent to the New Member as a member of the Company.

(vi)
The Company may give good receipt for the Consideration for the Post-Scheme Shares and may register the Buyer (or such other person as the Buyer may nominate) as holder of the Post-Scheme Shares and issue to it certificate(s) for the same. The agent shall be empowered to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (or any subsequent holder). The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares.

(vii)
The Buyer shall settle (or procure the settlement of) the Consideration within 14 days of the transfer of the Post-Scheme Shares by the New Member to the Buyer (or to such other person as the Buyer may nominate).

(viii)
Notwithstanding any other provision of these articles, neither the Company nor its directors shall register the transfer of any Scheme Shares effected between the Scheme Record Time and the Effective Time (other than to a Buyer Company or a nominee of a Buyer Company pursuant to the Scheme).

(ix)
If the Scheme has not become effective by the date referred to in paragraph [10.2] of the Scheme, this article shall be of no effect.”

Annex B
CONFIDENTIAL Execution Version
VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is made and entered into as of July 8, 2025 (the “Agreement Date”), by and among Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent”), Verona Pharma plc, a public limited company incorporated under the laws of England and Wales (the “Company”) and each of the shareholders of the Company listed on Schedule A and the signature pages hereto, individually, and not jointly (each, a “Shareholder” and, collectively, the “Shareholders”). Each of Parent, the Company and the Shareholders are sometimes referred to herein as a “Party” and, collectively, the “Parties”.
RECITALS
A.    Concurrently with the execution and delivery of this Agreement, Parent, Vol Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Bidco”), and the Company are entering into a Transaction Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Transaction Agreement”) that, among other things and subject to the terms and conditions set forth therein, provides for the acquisition by Bidco of the entire issued and to be issued share capital of the Company (the “Transaction”).
B.    In connection with Parent’s and Bidco’s entry into the Transaction Agreement, each Shareholder, individually, and not jointly, has agreed to enter into this Agreement with respect to such Shareholder’s Covered Shares.
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
1.    Definitions.   Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.
1.1.    “Covered Shares” shall mean, with respect to any Shareholder as of any time of determination, all Company Shares (including Company Shares represented by Company ADSs) of which such Shareholder is the registered and/or beneficial owner (including, for the avoidance of doubt, any Company Shares or Company ADSs acquired as a result of the vesting, settlement or exercise of any Company Equity Awards).
1.2.    “Expiration Time” shall mean the earlier to occur of (a) the Effective Time, (b) such date and time as the Transaction Agreement shall be validly terminated pursuant to Article X thereof, and (c) any amendment of any term or provision of the original Transaction Agreement, dated as of the Agreement Date, that (i) reduces the Consideration or changes the form of consideration payable to the shareholders of the Company pursuant to the Transaction Agreement, (ii) imposes additional conditions to the consummation of the Transaction or (iii) with respect to any Shareholder, is materially adverse by its terms to the rights of such Shareholder, in its capacity as such (it being understood that no change to settlement mechanics will be deemed to fall within this clause (iii)), in any such case without such Shareholder’s prior consent.
1.3.    “Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, pledge, hypothecation, disposition, or other transfer (by operation of law or otherwise), either voluntary or involuntary, or entry into any option or other Contract with respect to any offer, sale, assignment, encumbrance, pledge, hypothecation, disposition or other transfer (by operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than pursuant to this Agreement or the Deposit Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement (other than pursuant to this Agreement or the Deposit Agreement)

with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares, or (c) any Contract or legally binding commitment to take any of the actions referred to in the foregoing clauses (a) or (b).
2.    Agreement to Not Transfer the Covered Shares.
2.1.    No Transfer of Covered Shares.   Until the Expiration Time, each Shareholder, individually, and not jointly, agrees not to Transfer or cause or permit the Transfer of any of such Shareholder’s Covered Shares, other than with the prior written consent of Parent or in accordance with and subject to Section 2.2 and Section 3. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void and of no effect whatsoever.
2.2.    Permitted Transfers.   Notwithstanding anything herein to the contrary, any Shareholder may Transfer any such Covered Shares (i) to any other Shareholder or any Affiliate of any such Shareholder, (ii) to any family member (including a trust for such family member’s benefit) of such Shareholder, (iii) by will or under the laws of intestacy upon the death of such Shareholder, (iv) pursuant to a qualified domestic order, or (v) to any charitable foundation or organization, (vi) to cover any liability for tax, employee national insurance contributions or social security contributions as a result of or otherwise in respect of the grant, vesting or exercise or any option or award of any Company Equity Awards or (vii) in order to comply with any obligation under Section 3, in the case of each of clauses (i) through (v) only, so long as, prior to and as a condition to effectuating any such Transfer, the assignee or transferee agrees to be bound by the terms of this Agreement and executes and delivers to Parent and the Company a written consent and joinder memorializing such agreement in form and substance reasonably satisfactory to Parent and the Company. During the term of this Agreement, the Company will not, and will cause the Depositary not to, register or otherwise recognize the transfer (book-entry or otherwise) of any Covered Shares or any certificate or uncertificated interest representing any of such Shareholder’s Covered Shares, except as permitted by, and in accordance with, this Section 2.2.
3.    Agreement to Become a Member of the Company.
3.1.    Each Shareholder that holds Company ADSs but is not a registered holder of Company Shares as shown in the Company’s register of members undertakes to: (a) promptly following the Agreement Date exercise its rights under Section 2.7 of the Deposit Agreement, in respect of a single Company ADS, to surrender such Company ADS and to take delivery of eight (8) Company Shares in exchange therefor and (b) to use reasonable best efforts to be registered in the Company’s register of members as the registered holder of such Company Shares before the Voting Record Date.
3.2.    The Company agrees that it shall ensure that its register of members is promptly updated in respect of any application received from a Shareholder pursuant to Section 3.1.
4.    Agreement to Vote the Covered Shares.
4.1.    Voting Agreement.   Until the Expiration Time, at every meeting of the Company’s shareholders, whether convened by the Company or pursuant to an order of the Court, at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), including the Scheme Meeting and the Company GM, with respect to any of the following matters, each Shareholder, individually and not jointly, agrees that it shall vote (including via proxy) all of such Shareholder’s Covered Shares (and/or cause the registered holder on any applicable record date to vote (including via proxy) all of such Shareholder’s Covered Shares): (a) in favor of the Scheme of Arrangement, the Company Shareholder Resolution and the approval of the Transaction and the other transactions contemplated by the Transaction Agreement; and (b) against (i) any action or agreement that would reasonably be expected to result in any of the conditions to the Company’s obligations set forth in Sections 9.1 or 9.3 under the Transaction Agreement not being satisfied or impede, interfere with or materially and adversely affect the consummation of the Transaction and the other transactions contemplated by the Transaction Agreement and (ii) any Acquisition Proposal. For the avoidance of doubt, where a Shareholder holds Company Shares directly and through Company ADSs, such Shareholder shall ensure that it exercises all rights to vote (including via proxy) in respect of such Shareholder’s full holding of Covered Shares.

4.2.    Quorum.   Until the Expiration Time, at every meeting of the Company’s shareholders, whether convened by the Company or pursuant to an order of the Court (and at every adjournment or postponement thereof), each Shareholder shall be represented in person or by proxy at such meeting (and/or cause the registered holders on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum.
5.    New Shares.   Each Shareholder, individually and not jointly, agrees that any Company Share that such Shareholder purchases or with respect to which such Shareholder otherwise acquires legal or beneficial ownership (including (a) any Company Share that such Shareholder acquires pursuant to the vesting, exercise or settlement of any Company Equity Award or (b) stock dividend, bonus issue, scrip dividend, subdivision, reorganization, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares or similar transaction) after the Agreement Date and prior to the earlier to occur of (i) the Effective Time and (ii) the Expiration Time, shall automatically become, and shall be deemed to be, a Covered Share and will thereafter be subject to the terms and conditions of this Agreement to the same extent as if it were a Covered Share on the date hereof.
6.    Fiduciary Duties; Legal Obligations.   Each Shareholder is entering into this Agreement solely in his, her or its capacity as the registered holder or beneficial owner of such Shareholder’s Covered Shares. Nothing in this Agreement shall in any way prevent, limit or affect in any respect any actions taken (or actions not taken) by any such Shareholder in his, her or its capacity as a director or officer of the Company or any of its Affiliates from complying with his, her or its fiduciary duties or other legal obligations under applicable Law while acting in such capacity as a director or officer of the Company or any of its Affiliates.
7.    Representations and Warranties of the Shareholder.   Each Shareholder hereby represents and warrants to Parent that:
7.1.    Due Authority.   The Shareholder has the full power and capacity to make, enter into and carry out the terms of this Agreement. If the Shareholder is not a natural person, (a) the Shareholder is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable and (b) the execution and delivery of this Agreement, the performance of the Shareholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding obligation of the Shareholder enforceable against it in accordance with its terms, subject to the Enforceability Exceptions.
7.2.    Ownership of the Covered Shares.   (a) The Shareholder is, with respect to any Covered Shares owned as of the Agreement Date (the “Owned Shares”) and, with respect to any Covered Shares acquired after the Agreement Date, will be as of the date of such acquisition, the beneficial or registered owner of such Shareholder’s Covered Shares, free and clear of any and all Liens, other than those (i) created by this Agreement or the Deposit Agreement or (ii) arising under applicable securities Laws and (b) subject to the terms and conditions of the Deposit Agreement, the Shareholder has sole voting power over all of such Owned Shares and Covered Shares, respectively, beneficially owned by the Shareholder.
7.3.   No Conflict; Consents.
a.   The execution and delivery of this Agreement by the Shareholder does not, and the performance by the Shareholder of its obligations under this Agreement and the compliance by the Shareholder with any provisions hereof does not and will not: (a) conflict with or violate any Laws applicable to the Shareholder or (b) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by the Shareholder pursuant to any Contract or obligation to which the Shareholder is a party or by which the Shareholder is subject; in case of each of clause (a) and (b), except as would not, individually or in the aggregate, reasonably be expected to prevent the Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.
b.   No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Authority or any other Person, is required by or with respect to the Shareholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to prevent the Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.
7.4.   Absence of Litigation.   As of the Agreement Date, there is no Legal Proceeding pending against, or, to the knowledge of the Shareholder, threatened against or affecting the Shareholder that would reasonably be expected to prevent the Shareholder from performing its obligations hereunder in any material respect or to consummate the transactions contemplated hereby on a timely basis.
8.    Miscellaneous.
8.1.    No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Shareholder, and Parent shall have no authority to direct the Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.
8.2.    Certain Adjustments.   In the event of any change in the Company share capital by reason of any subdivision, reorganization, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares or similar transaction, the term “Covered Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.
8.3.    No Solicitation.   From the date hereof until the Expiration Time, each Shareholder shall not, and shall not permit or authorize its Representatives to, and shall direct and use its reasonable best efforts to cause its Representatives not to, continue any direct or indirect solicitation, encouragement, discussions or negotiations with any Persons with respect to an Acquisition Proposal, and each Shareholder shall not, and shall not permit or authorize its Representatives to, and shall direct and use its reasonable best efforts to cause its Representatives not to, take any action that the Company is prohibited from taking under Section 7.2(a) of the Transaction Agreement as if the Shareholder were the Company. Notwithstanding anything to the contrary provided in this Agreement, the Shareholder and any of its Representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible voting and support or similar agreement in connection with an Acquisition Proposal in the event that the Company is permitted to take the actions set forth in Section 7.2(c) of the Transaction Agreement with respect to such Acquisition Proposal.
8.4.    Amendments and Modifications.   This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the Parties.
8.5.    Expenses.   Other than as set forth in Section 3.3, all costs and expenses incurred by any Party in connection with this Agreement shall be paid by the Party incurring such cost or expense.
8.6.    Notices.   All notices and other communications hereunder must be in writing and must be given in the manner as set forth in Section 11.2 (Notices) of the Transaction Agreement, mutatis mutandis, at the following addresses:
a.    if to the Shareholder, to the address for notice set forth on Schedule A hereto.

b.    if to Parent, to:
Merck Sharp & Dohme LLC
126 East Lincoln Avenue
P.O. Box 2000
Rahway, NJ 07065
Attn:
Office of Secretary
[***]

with a copy to (which shall not constitute notice) to:
Merck Sharp & Dohme LLC
126 East Lincoln Avenue
P.O. Box 2000
Rahway, NJ 07065
Attention:
Senior Vice President, Business Development

with a copy to (which shall not constitute notice) to:
Freshfields US LLP
3 World Trade Center
175 Greenwich Street
New York, NY 10007
Attn:
Damien Zoubek and Jenny Hochenberg
damien.zoubek@freshfields.com and
jenny.hochenberg@freshfields.com

c.    if to Company, to:
Verona Pharma plc
3 More London Riverside
London SE1 2RE United Kingdom
Attn:
Andrew Fisher
[***]

with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
200 Clarendon Street
Boston, MA 02116
Attn:
Peter Handrinos, Scott Shean, Sam Newhouse
and Douglas Abernethy
peter.handrinos@lw.com, scott.shean@lw.com,
samuel.newhouse@lw.com and douglas.abernethy@lw.com

8.7.    The provisions set forth in Section 11.9 (Severability), Section 11.11 (Governing Law), Section 11.12 (Consent to Jurisdiction), Section 11.13 (WAIVER OF JURY TRIAL) and Section 11.15 (Counterparts) of the Transaction Agreement shall apply to this Agreement, mutatis mutandis. The rules of interpretation set forth in Section 1.3 (Certain Interpretations) of the Transaction Agreement shall apply to this Agreement, mutatis mutandis.
8.8.    Documentation and Information.   Each Shareholder consents to and authorizes the publication and disclosure by Parent and the Company of such Shareholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement (including the Scheme Document Annex), Court Documentation and any other disclosure document required in connection with the Transaction Agreement, the Transaction and the other transactions contemplated by the Transaction Agreement.

8.9.    Further Assurances.   Each Shareholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonably required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
8.10.    Enforcement.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by a Party of their respective covenants or obligations set forth in this Agreement, the other Parties shall be entitled (without proof of actual damages or otherwise or posting or securing any bond or other security), in addition to any other remedy to which they are entitled to under law or equity, to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement, by the other (as applicable), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. The Parties agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by such Party (or Parties), and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party (or Parties) under this Agreement. Any Party’s pursuit of any injunction or specific performance at any time will not be deemed an election of remedies or waiver of the right to pursue any other right or remedy to which such Party may be entitled, including the right to pursue remedies for liabilities or damages incurred or suffered by a Party in the case of a breach of this Agreement involving Willful Breach or fraud.
8.11.    Entire Agreement.   This Agreement (including any schedules, annexes and exhibits hereto) and the documents and instruments and other agreements among the Parties as contemplated by or referred to herein, constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Transaction Agreement.
8.12.    Third Party Beneficiaries.   Notwithstanding anything herein to the contrary, this Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.
8.13.    Assignment.   No Party may assign (by operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties, except that Parent may assign, in its sole discretion, any and all of its rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve the assigning Party of its obligations under this Agreement if such assignee does not perform such obligation. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Agreement will be void ab initio.
8.14.    Non-survival of Representations and Warranties.   None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement. This Section 8.14 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the termination of this Agreement.
8.15.    Termination.   This Agreement shall automatically terminate without further action by any of the parties hereto and shall have no further force or effect as of the Expiration Time; provided that the provisions of this Section 8 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any Party from seeking any remedies (at law or in equity) against any other Party for that Party’s fraud or Willful Breach of any of the covenants set forth in this Agreement prior to the date of termination in accordance with Section 8.10.
[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
VERONA PHARMA PLC
By:
/s/ David Ebsworth

Name:
David Ebsworth

Title:
Chairperson of the Board

[Signature Page to Voting Agreement]

MERCK SHARP & DOHME LLC
By:
/s/ Kelly Grez

Name:
Kelly Grez

Title:
Secretary

[Signature Page to Voting Agreement]

/s/ David Ebsworth

David Ebsworth
[Signature Page to Voting Agreement]

/s/ Christina Ackermann

Christina Ackermann
[Signature Page to Voting Agreement]

/s/ Michael Austwick

Michael Austwick
[Signature Page to Voting Agreement]

/s/ James Brady

James Brady
[Signature Page to Voting Agreement]

/s/ Ken Cunningham

Ken Cunningham
[Signature Page to Voting Agreement]

/s/ Lisa Deschamps

Lisa Deschamps
[Signature Page to Voting Agreement]

/s/ Martin Edwards

Martin Edwards
[Signature Page to Voting Agreement]

/s/ Mahendra Shah

Mahendra Shah
[Signature Page to Voting Agreement]

/s/ Vikas Sinha

Vikas Sinha
[Signature Page to Voting Agreement]

/s/ Anders Ullman

Anders Ullman
[Signature Page to Voting Agreement]

/s/ Mark Hahn

Mark Hahn
[Signature Page to Voting Agreement]

/s/ Andrew Fisher

Andrew Fisher
[Signature Page to Voting Agreement]

/s/ Christopher Martin

Christopher Martin
[Signature Page to Voting Agreement]

Annex C
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
July 8, 2025
The Board of Directors
Verona Pharma plc
3 More London Riverside
London, UK
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding ordinary shares, nominal value £0.05 per share (the “Shares”), including, for the avoidance of doubt, Shares represented by American depositary shares, each of which represents a beneficial ownership interest in eight (8) Shares (other than Excluded Shares, as defined below), of Verona Pharma plc, a public limited company incorporated in England and Wales (the “Company”), of the $13.375 per Share in cash, without interest, proposed to be paid to such holders pursuant to the Transaction Agreement proposed to be entered into (the “Agreement”) by and among Merck Sharp & Dohme LLC, a New Jersey limited liability company (“Parent”), Vol Holdings LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Bidco”), and the Company. The Agreement provides that pursuant to a scheme of arrangement, Bidco (and/or, at Parent’s election (i) in respect of any or all of the Remnant Shares (as defined in the Agreement), its nominee(s) and (ii) in respect of the Shares represented by American depositary shares, the DR Nominee (as defined in the Agreement)) shall acquire the entire issued share capital of the Company (the “Acquisition” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), as a result of which the Company will become a wholly owned subsidiary of Parent and the holders of the issued and outstanding Shares at the scheme record time (other than (i) any Shares which are registered in the name of or beneficially owned by Bidco, Parent or any direct or indirect subsidiary of Parent or by any of their respective nominees and (ii) any Shares held in treasury) (the shares referred to in clauses (i) and (ii), together with any Shares held by any affiliate of the Company or Parent, the “Excluded Shares”)) will be entitled to receive $13.375 per Share in cash, without interest, (the $13.375 per Share consideration to be paid in the Acquisition, the “Consideration”). As more fully set forth in the Agreement, the holders of American depositary shares shall be entitled to receive $107.00 per American depositary share, which amount represents the Consideration multiplied by eight (8). The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.

We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. In the past two years, we have not been engaged to provide financial advisory or other services to Parent or Bidco, and we have not received any compensation from Parent or Bidco during such period. We may provide financial advisory and other services to or with respect to the Company or Parent or their respective affiliates in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, or any of their respective affiliates, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement dated July 8, 2025 and a draft of the form of Scheme of Arrangement attached to the Agreement dated July 8, 2025 (collectively, the “Draft Agreement”); (ii) Annual Reports on Form 10-K of the Company for the years ended December 31, 2024, December 31, 2023 and December 31, 2022; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; (iv) certain publicly available research analyst reports for the Company; (v) certain other communications from the Company to its stockholders; and (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Forecasts”) (collectively, the “Internal Data”). We have also participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Internal Data. In addition, we reviewed publicly available financial and stock market data, including valuation multiples, for the Company and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that we deemed relevant. We also compared certain of the proposed financial terms of the Transaction with the financial terms, to the extent publicly available, of certain other transactions that we deemed relevant and conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Internal Data (including, without limitation, the Forecasts) has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Internal Data (including, without limitation, the Forecasts) for purposes of our analysis and this opinion. We express no view or opinion as to the Internal Data or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Shares (other than Excluded Shares) of the Consideration to be paid to such holders pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Consideration to be paid to the holders of the Shares pursuant to the Agreement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Consideration to be paid to the holders of Shares (other than Excluded Shares) pursuant to the Agreement is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ Centerview Partners LLC
CENTERVIEW PARTNERS LLC

Attendance CardPlease bring this card with you to the Court Meeting and present it at Shareholder registration/accreditation.Additional Holders:By an order dated August 13, 2025 made in the matter of Verona Pharma plc (the “Company”), the High Court of England and Wales has granted permission for a meeting of the Scheme Shareholders (as deﬁned in the proxy statement of the Company dated August 18, 2025 (the “Proxy Statement”)) to be convened for the purpose of considering and, if thought ﬁt, approving (with or without modiﬁcation) a scheme of arrangement pursuant to Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of Scheme Shares (as deﬁned in the Proxy Statement) and that such meeting shall be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:00 p.m. (the “Court Meeting”) at which place and time all Scheme Shareholders are requested to attend. Please read the instructions beginning on page 37 of the Proxy Statement carefully before completing this form of proxy.Shareholder Reference NumberPlease detach this portion before posting this Form of Proxy.Form of Proxy – Court Meeting to be held on September 24, 2025 at 2:00 p.m.Cast your Proxy vote online...It’s fast, easy and secure!www.investorcentre.co.uk/proxyYou will be asked to enter the Control Number, the Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions.View the Proxy Statement online: https://www.veronapharma.com/investors/Control Number: 920971SRN: PIN:Register at www.investorcentre.co.uk – elect for electronic communications & manage your shareholding online!To be effective, all proxy appointments must be lodged with the Company’s Registrar at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY by September 22, 2025 at 2:00 p.m.Explanatory Notes:1. Full details of the resolution to be proposed at the Court Meeting are set out, together with explanatory notes, in the notice of Court Meeting starting on page V of the Proxy Statement. Before completing this Form of Proxy, please also read the section entitled “Action to be Taken” set out on pages 37 to 39 of the Proxy Statement. Terms deﬁned in the Proxy Statement shall apply equally in this Form of Proxy unless the context otherwise requires. Unless stated otherwise, references in this Form of Proxy to time are to London time, England, and references to non-working days are to non-working days in the United Kingdom.2. Every Scheme Shareholder entitled to attend, speak and vote at the Court Meeting may vote in person at such meeting or appoint another person or persons of their choice, who need not be a shareholder of the Company, as their proxy or proxies to exercise all or any of their rights, to attend, speak and vote on their behalf at the Court Meeting. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy in the space provided (see reverse). If returned without an indication as to how the proxy shall vote on the matter, this form shall be invalid. Your proxy will vote as you indicate. For any other business arising at the Court Meeting (including any proper procedural resolution not listed in the notice of the Court Meeting) your proxy will vote as they think ﬁt. As an alternative to appointing a proxy, any Scheme Shareholder which is a corporation may vote by one or more corporate representatives appointed in accordance with the Companies Act 2006.3. To be valid this Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certiﬁed copy thereof) must be returned to the Company’s registrar, Computershare (“Registrar” or “Computershare”), at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, either (i) by post, (ii) courier or (iii) (during normal business hours only) by hand, to be received not later than 2:00 p.m. on September 22, 2025 or, in the case of an adjournment of the Court Meeting, not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting. However, if not so lodged, this Form of Proxy may be handed to the Chair of the Court Meeting or to the Registrar, on behalf of the Chair of the Court Meeting, before the start of the Court Meeting (or any adjournment thereof).4. Scheme Shareholders are entitled to appoint a proxy in respect of some or all of their Scheme Shares and may also appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different Scheme Share or Scheme Shares held by that Scheme Shareholder. To appoint more than one proxy, an additional Form of Proxy may be obtained by contacting the Registrar’s helpline on 0370 707 1083 or you may photocopy this form. Please indicate in the space provided (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.5. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or their attorney; and (ii) in the case of a corporation must be given under its common seal or be signed on its behalf by an officer or attorney or other person duly authorised.6. In the case of joint holders, the vote of the senior holder who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.7. Entitlement to attend and vote at the Court Meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:30 p.m. on September 22, 2025 or, if the Court Meeting is adjourned, 6:30 p.m. on the date which is two days (excluding non-working days) before the date ﬁxed for the adjourned meeting. Changes to entries on the Company’s register of members after the relevant time shall be disregarded in determining the rights of any person to attend and vote (in person or by proxy) at the Court Meeting.8. As an alternative to completing and returning the printed BLUE Form of Proxy, proxies may be appointed electronically via Computershare’s online facility by logging on to the following website: www.investorcentre.co.uk/proxy as indicated above and following the instructions therein.9. Scheme Shareholders who hold Scheme Shares in uncertiﬁcated form through CREST who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (which can be viewed atKindly Note: This form is issued only to the addressee(s) and is speciﬁc to the unique designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions.www.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.10. In order for a proxy appointment or instruction made using CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear’s speciﬁcations, and must contain the information required for such instruction, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or is an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the issuer’s agent, Computershare, (ID number 3RA50) by 2:00 p.m. on September 22, 2025 or, if the Court Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.11. CREST members and, where applicable, their CREST sponsors or voting service provider(s) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST Personal Member or sponsored member or has appointed a voting service provider, to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For this purpose, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.12. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertiﬁcated Securities Regulations 2001 (SI 2001/3755), as amended from time to time.13. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 2:00 p.m. on September 22, 2025 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.14. Completion of this Form of Proxy will not prevent a Scheme Shareholder from attending, speaking and voting in person at the Court Meeting, or any adjournment thereof, if such Scheme Shareholder subsequently wishes and is entitled to do so.15. The above is how your address appears on the register of members of the Company. If this information is incorrect please contact the Registrar’s helpline on 0370 707 1083 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.16. Any alterations made to this form should be initialled by you.17. The Court has appointed David Ebsworth or, failing him, any other Director of the Company, to act as Chair of the Court Meeting and has directed the Chair to report the result thereof.18. Where two or more Forms of Proxy are delivered for use in respect of the same shares, the one which has been delivered last (regardless of when it was signed or by what means it was delivered) shall be treated as replacing and revoking the others which have been delivered. If it cannot be determined which Form of Proxy was delivered last, none of the forms shall be treated as valid.19. You may not use any electronic address provided either in the notice of Court Meeting or any related documents (including this blue Form of Proxy) to communicate with the Company for any reason other than those expressly stated.20. If you have any questions relating to the Form of Proxy, please telephone the Registrar on 0370 707 1083. Please note that the Registrar cannot provide advice on the merits of the acquisition or the Scheme or give any ﬁnancial, legal or tax advice.21. This form of proxy should not be used for comments, change of address or queries. Please contact Computershare using the details set out in note 20.All Named Holders

Form of ProxyPlease read the notice of the Court Meeting in the Proxy Statement and the explanatory notes overleaf before completing this form.Please use black penName of Proxy Number of shares (see Explanatory Note 4)Please complete this box only if you wish to appoint a proxy other than the Chair. Please leave this box empty if you wish to appoint a proxy in respect of all of your Please leave this box blank if you want to select the Chair. entitlement.Do not insert your own name(s).I/We hereby appoint the person indicated in the box above or, if not completed, the Chair of the Meeting as my/our proxy to attend, speak and vote in respect of the number of shares indicated in the box above or, if not completed, my/our full voting entitlement* on my/our behalf at the Court Meeting of Verona Pharma plc to be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:00 p.m. and at any adjournment thereof, and to vote for me/us and in my/our name for the Scheme or against the Scheme (with or without any changes, as my/our proxy may approve) as indicated below.* For the appointment of more than one proxy, please refer to Explanatory Note 4 (see front).Please mark here to indicate that this proxy appointment is one of multiple appointments being made.Please sign ONE of the boxes below in black pen.IMPORTANT: if you wish to vote FOR the Scheme, sign your name in the box marked “FOR the Scheme”, or if you wish to vote AGAINST the Scheme, sign your name in the box marked “AGAINST the Scheme”. If you sign in both boxes, or if you do not sign in either, then this Form of Proxy will be invalid.FOR the Scheme AGAINST the SchemeSignature SignatureDateIf signing under a power of attorney or other authority, please return such power or authority (or a duly certiﬁed copy thereof) to the Registrar with this Form of Proxy.I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed, the proxy may vote as he or she sees ﬁt or abstain in relation to any business other than the resolution to approve the Scheme which may come before the Court Meeting.If signing on behalf of a company, please enter the company name below in block capitals and state your official capacityCompany Name Official CapacityIn the case of a corporation, this Form of Proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary).W K F 2 8 3 6 0 2 I S I +Toppan Merrill, London 25-22531-2

Attendance CardPlease bring this card with you to the General Meeting and present it at Shareholder registration/accreditation.Additional Holders:The Chair of Verona Pharma plc invites you to attend the General Meeting of the Company to be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:15 p.m. (or as soon thereafter as the Court Meeting has been concluded or adjourned).Please read the instructions beginning on page 37 of the Proxy Statement carefully before completing this form of proxy.Shareholder Reference NumberPlease detach this portion before posting this Form of Proxy.Form of Proxy – General Meeting to be held on September 24, 2025 at 2:15 p.m. (or as soon thereafter as the Court Meeting has been concluded or adjourned)Cast your Proxy vote online...It’s fast, easy and secure!www.investorcentre.co.uk/proxyYou will be asked to enter the Control Number, Shareholder Reference Number (SRN) and PIN shown opposite and agree to certain terms and conditions.View the Proxy Statement online: https://www.veronapharma.com/investors/Control Number: 920972SRN: PIN:Register at www.investorcentre.co.uk – elect for electronic communications & manage your shareholding online!To be effective, all proxy appointments must be lodged with the Company’s Registrar at: Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY by September 22, 2025 at 2:15 p.m.Explanatory Notes:1. Full details of the resolution to be proposed at the General Meeting of Verona Pharma plc (the “Company”), together with explanatory notes, are set out in the notice of General Meeting starting on page viii of the proxy statement of the Company dated August 18, 2025 (the “Proxy Statement”). Before completing this Form of Proxy, please also read the section entitled “Action to be Taken” set out on pages 37 to 39 of the Proxy Statement. Terms deﬁned in the Proxy Statement shall apply equally in this Form of Proxy unless the context otherwise requires. Unless stated otherwise, references in this Form of Proxy to time are to London time, England, and references to non-working days are to non-working days in the United Kingdom.2. Every shareholder entitled to attend, speak and vote at the General Meeting may vote in person at such meeting or appoint another person or persons of their choice, who need not be a shareholder of the Company, as their proxy or proxies to exercise all or any of their rights, to attend, speak and vote on their behalf at the General Meeting. If you wish to appoint a person other than the Chair, please insert the name of your chosen proxy in the space provided (see reverse). If returned without an indication as to how the proxy shall vote on any particular matter, the proxy will exercise his or her discretion as to whether, and if so how, they vote. As an alternative to appointing a proxy, any shareholder which is a corporation may vote by one or more corporate representatives appointed in accordance with the Companies Act 2006.3. To be valid this Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certiﬁed copy thereof) must be returned to the Company’s registrar, Computershare (“Registrar” or “Computershare”), at Computershare Investor Services PLC, The Pavilions, Bridgwater Road, Bristol, BS99 6ZY, either (i) by post, (ii) courier or(iii) (during normal business hours only) by hand, to be received not later than 2:15 p.m. on September 22, 2025 or, in the case of an adjournment of the General Meeting, not later than 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned meeting.4. Shareholders are entitled to appoint a proxy in respect of some or all of their shares and may also appoint more than one proxy, provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, an additional Form of Proxy may be obtained by contacting the Registrar’s helpline on 0370 707 1083 or you may photocopy this form. Please indicate in the space provided (see reverse) the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by marking the box provided if the proxy instruction is one of multiple instructions being given. All forms must be signed and should be returned together in the same envelope.5. This Form of Proxy (i) in the case of an individual must either be signed by the appointor or their attorney; and (ii) in the case of a corporation must be given under its common seal or be signed on its behalf by an officer or attorney or other person duly authorised.6. In the case of joint holders, the vote of the senior holder who votes, whether in person or by proxy, shall be accepted to the exclusion of the vote(s) of the other joint holder(s), and for this purpose seniority shall be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.7. Entitlement to attend and vote at the General Meeting or any adjournment thereof and the number of votes which may be cast thereat will be determined by reference to the register of members of the Company at 6:30 p.m. on September 22, 2025 or, if the General Meeting is adjourned, 6:30 p.m. on the date which is two days (excluding non-working days) before the date ﬁxed for the adjourned meeting. Changes to entries on the Company’s register of members after the relevant time shall be disregarded in determining the rights of any person to attend and vote (in person or by proxy) at the General Meeting.8. As an alternative to completing and returning the printed white Form of Proxy, proxies may be appointed electronically via Computershare’s online facility by logging on to the following website: www.investorcentre.co.uk/proxy as indicated above and following the instructions therein.9. Shareholders who hold their shares in uncertiﬁcated form through CREST who wish to appoint a proxy or proxies through the CREST electronic proxy appointment service may do so by using the procedures described in the CREST Manual (which can be viewed at www.euroclear.com). CREST Personal Members or other CREST sponsored members, and those CREST members who have appointed a service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.10. In order for a proxy appointment or instruction made using CREST to be valid, the appropriate CREST message must be properly authenticated in accordance with Euroclear’s speciﬁcations, and must contain the information required for such instruction, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or is an amendment to the instruction given to a previously appointed proxy, must, in order to be valid, be transmitted so as to be received by the issuer’s agent, Computershare, (ID number 3RA50) by 2:15 p.m. on September 22, 2025 or, if the General Meeting is adjourned, at least 48 hours before the start of the adjourned meeting (excluding any part of such 48 hour period falling on a non-working day). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.11. CREST members and, where applicable, their CREST sponsors or voting service provider(s) should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST proxy instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST Personal Member or sponsored member or has appointed a voting service provider, to procure that his or her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For this purpose, CREST members and, where applicable, their CREST sponsors or voting service provider(s) are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.12. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertiﬁcated Securities Regulations 2001 (SI 2001/3755), as amended from time to time.13. If you are an institutional investor you may be able to appoint a proxy electronically via the Proxymity platform, a process which has been agreed by the Company and approved by Computershare. For further information regarding Proxymity, please go to www.proxymity.io. Your proxy must be lodged by 2:15 p.m. on September 22, 2025 in order to be considered valid. Before you can appoint a proxy via this process you will need to have agreed to Proxymity’s associated terms and conditions. It is important that you read these carefully as you will be bound by them and they will govern the electronic appointment of your proxy.14. The ‘Vote Withheld’ option is provided overleaf (and may be available on the CREST system) to enable you to abstain from voting. However, it should be noted that a ‘Vote Withheld’ is not a vote in law and will not be counted in the calculation of the proportion of the votes ‘For’ and ‘Against’ a resolution.15. Completion of this Form of Proxy will not prevent a shareholder from attending, speaking and voting in person at the General Meeting, or any adjournment thereof, if such shareholder subsequently wishes and is entitled to do so.16. The above is how your address appears on the register of members of the Company. If this information is incorrect please contact the Registrar’s helpline on 0370 707 1083 to request a change of address form or go to www.investorcentre.co.uk to use the online Investor Centre service.17. Any alterations made to this form should be initialled by you.18. Where two or more Forms of Proxy are delivered for use in respect of the same shares, the one which has been delivered last (regardless of when it was signed or by what means it was delivered) shall be treated as replacing and revoking the others which have been delivered. If it cannot be determined which Form of Proxy was delivered last, none of the forms shall be treated as valid.19. You may not use any electronic address provided either in the notice of General Meeting or any related documents (including this white Form of Proxy) to communicate with the Company for any reason other than those expressly stated.20. If you have any questions relating to the Form of Proxy, please telephone the Registrar on 0370 707 1083. Please note that the Registrar cannot provide advice on the merits of the acquisition or the Scheme or give any ﬁnancial, legal or tax advice.21. This form of proxy should not be used for comments, change of address or queries. Please contact Computershare using the details set out in note 20.Kindly Note: This form is issued only to the addressee(s) and is speciﬁc to the unique designated account printed hereon. This personalised form is not transferable between different: (i) account holders; or (ii) uniquely designated accounts. The Company and Computershare Investor Services PLC accept no liability for any instruction that does not comply with these conditions.All Named HoldersJOB: 25-22531-3 CYCLE#;BL#: 5; 0 TRIM: 8.27" x 11.69" AS: Daniels Boston: 617-443-9700COLORS: Magenta, Black, ~note-color 2 GRAPHICS: verona_pharma_blk_logo.eps, Computer_k_icon.eps, Mobile_Barcode_k_icon.eps V1.5
Form of ProxyPlease read the notice of the General Meeting in the Proxy Statement and the explanatory notes overleaf before completing this form.Please use black penName of Proxy Number of shares (see Explanatory Note 4)Please complete this box only if you wish to appoint a proxy other than the Chair. Please leave this box empty if you wish to appoint a proxy in respect of Please leave this box blank if you want to select the Chair. all of your voting entitlement.Do not insert your own name(s).I/We hereby appoint the person indicated in the box above or, if not completed, the Chair of the Meeting as my/our proxy to attend, speak and vote in respect of the number of shares indicated in the box above or, if not completed, my/our full voting entitlement* on my/our behalf at the General Meeting of Verona Pharma plc to be held at the offices of Latham & Watkins (London) LLP, 99 Bishopsgate, London EC2M 3XF, United Kingdom on September 24, 2025 at 2:15 p.m. and at any adjourned meeting.* For the appointment of more than one proxy, please refer to Explanatory Note 4 (see front).Please mark here to indicate that this proxy appointment is one of multiple appointments being made.If you mark more than one box, this Form of Proxy will be invalid.Special resolution For Against Withheld1. For the purposes of giving effect to the Scheme:(a) to authorise the directors of the Company (or a duly authorised committee thereof) to take allsuch actions as they may consider necessary or appropriate for carrying the Scheme into effect; and(b) with effect from the passing of this resolution, to amend the articles of association of the Company as set out in the Notice of General Meeting.2. To approve, on an advisory, non binding basis, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the Transaction, as is further described in the Notice of General Meeting.If signing under a power of attorney or other authority, please return such power or authority (or a duly certiﬁed copy thereof) to the Registrar with this Form of Proxy.I/We instruct my/our proxy as indicated on this form. Unless otherwise instructed, the proxy may vote as he or she sees ﬁt or abstain in relation to any business of the General Meeting.Signature DateIn the case of a corporation, this Form of Proxy must be given under its common seal or be signed on its behalf by an attorney or officer duly authorised, stating their capacity (e.g. director, secretary).W K F 2 8 3 5 0 3 I S I +Toppan Merrill, London 25-22531-3JOB: 25-22531-3 CYCLE#;BL#: 5; 0 TRIM: 8.27" x 11.69" AS: Daniels Boston: 617-443-9700COLORS: Magenta, Black, ~note-color 2 GRAPHICS: none V1.5